UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARNIVAL CORPORATION

CARNIVAL plc

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

February 17, 2009

MICKY ARISON

Chairman of the Boards

Chief Executive Officer

To our Shareholders:

We will hold our joint annual meetings of shareholders at The Turner Sims Concert Hall, University of Southampton, Southampton SO17 1BJ, United Kingdom on Wednesday, April 15, 2009. The meetings will commence at 3:00 p.m. (BST), and although there are technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. Because we have shareholders in both the United Kingdom and the United States, we plan to continue to rotate the location of the annual meetings between the United States and the United Kingdom each year in order to accommodate shareholders on both sides of the Atlantic.

We are also pleased to offer an audio webcast of the annual meetings at www.carnivalcorp.com or www.carnivalplc.com.

You will find information regarding the matters to be voted on in the attached notices of annual meetings of shareholders and proxy statement. The Carnival Corporation Notice of Annual Meeting begins on page 1 and the Carnival plc Notice of Annual General Meeting begins on page 3. Because of the DLC structure, all voting will take place on a poll (or ballot).

We are also pleased to offer our shareholders the opportunity to receive our proxy statements and annual reports over the internet. By using these services, you are not only accessing these materials more quickly than ever before, but you will also help us reduce printing and postage costs associated with their distribution as well as help conserve the earth's valuable resources. Carnival Corporation shareholders can enroll for electronic delivery at www.InvestorDelivery.com. Carnival plc shareholders can enroll at www.shareview.co.uk.

Your vote is important. Whether or not you plan to attend the annual meetings in person, please submit your vote as soon as possible using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the meetings in person should you so choose.

The boards of directors consider Carnival Corporation Proposals 1-11 (being Carnival plc Resolutions 1-24) to be in the best interests of Carnival Corporation & plc and the shareholders as a whole. Accordingly, the boards of directors unanimously recommend that you cast your vote “FOR” Carnival Corporation Proposals 1-11 (being Carnival plc Resolutions 1-24).

Thank you for your ongoing interest in, and continued support of, Carnival Corporation & plc.

Sincerely,

Micky Arison

NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS	1

NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS	3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS	9

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION	14

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC	17

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23

PROPOSAL 1 (RESOLUTIONS 1-14) ELECTION OR RE-ELECTION OF DIRECTORS	23

PROPOSALS 2 & 3 (RESOLUTIONS 15 & 16) RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION	26

PROPOSAL 4 (RESOLUTION 17) RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC	26

PROPOSAL 5 (RESOLUTION 18) APPROVAL OF DIRECTORS’ REMUNERATION REPORT	27

PROPOSAL 6 (RESOLUTION 19) TO INCREASE THE AUTHORIZED BUT UNISSUED SHARE CAPITAL OF CARNIVAL PLC	27

PROPOSAL 7 (RESOLUTION 20) ADOPTION OF AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF CARNIVAL PLC	28

PROPOSAL 8 (RESOLUTION 21) PROSPECTIVE AMENDMENT OF THE ARTICLES OF ASSOCIATION OF CARNIVAL PLC, TO TAKE ACCOUNT OF FURTHER LEGISLATIVE CHANGES WHICH WILL BECOME EFFECTIVE ON OCTOBER 1, 2009	29

PROPOSALS 9 & 10 (RESOLUTIONS 22 & 23) APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS APPLICABLE TO THE ALLOTMENT OF NEW CARNIVAL PLC	30

PROPOSAL 11 (RESOLUTION 24) GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES	32

BOARD STRUCTURE AND COMMITTEE MEETINGS	34

DIRECTOR COMPENSATION	38

COMPENSATION DISCUSSION AND ANALYSIS and CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT—PART I	41

EXECUTIVE COMPENSATION	57

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM	73

REPORT OF THE AUDIT COMMITTEES	74

CERTAIN RELATIONSHIPS & RELATED PARTY TRANSACTIONS	76

Annex A Carnival plc Directors’ Report
Annex B Carnival plc Directors’ Remuneration Report—Part II
Annex C Carnival plc Corporate Governance Report
Annex D Amended and Restated Articles of Association of Carnival plc

3655 N.W. 87th Avenue

Miami, Florida 33178

NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS

DATE	Wednesday, April 15, 2009

TIME	3:00 p.m. (BST), being 10:00 a.m. (EDT)

The Carnival Corporation annual meeting will start directly following the annual general meeting of Carnival plc.

PLACE	The Turner Sims Concert Hall

University of Southampton

Southampton SO17 1BJ

United Kingdom

WEBCAST	www.carnivalcorp.com or www.carnivalplc.com

ITEMS OF BUSINESS	1.	To elect or re-elect 14 directors to the boards of each of Carnival Corporation and Carnival plc;

2.	To re-appoint the independent auditors for Carnival plc and to ratify the selection of the independent registered certified public accounting firm for Carnival Corporation;

3.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors;

4.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the financial year ended November 30, 2008 (in accordance with legal requirements applicable to UK companies);

5.	To approve the directors’ remuneration report of Carnival plc for the financial year ended November 30, 2008 (in accordance with legal requirements applicable to UK companies);

6.	To increase the amount of the authorized but unissued share capital of Carnival plc (in accordance with legal requirements applicable to UK companies);

7.	To adopt Amended and Restated Articles of Association of Carnival plc (for purposes of compliance with legal requirements applicable to UK companies);

8.	To approve certain amendments to the Articles of Association of Carnival plc, to take effect from October 1, 2009 (for purposes of compliance with legal requirements becoming applicable to UK companies from that date);

9.	To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies);

10.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies);

11.

To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs); and

12.	To transact such other business as may properly come before the meeting.

RECORD DATE	You are entitled to vote your Carnival Corporation shares if you were a shareholder at the close of business on February 17, 2009.

MEETING ADMISSION

Attendance at the meeting is limited to shareholders. Each Carnival Corporation shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date. Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures.

VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 9 of this proxy statement and the instructions on your proxy card.

On behalf of the Board of Directors

ARNALDO PEREZ

Senior Vice President,

General Counsel & Secretary

Beginning this year, Carnival Corporation is taking advantage of new U.S. Securities and Exchange Commission (“SEC”) rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials, unless they previously requested to receive printed copies. If you receive this one-page notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials. All Carnival Corporation shareholders are urged to follow the instructions in the notice and submit their proxy promptly. If you receive a printed copy of the proxy materials, the accompanying envelope for return of the proxy card requires no postage. Any shareholder attending the meeting in Southampton may personally vote on all matters that are considered, in which event the previously submitted proxy will be revoked.

Notice and electronic delivery of this proxy statement and accompanying proxy card are being provided on or about March 5, 2009.

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT. IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER AUTHORIZED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN CARNIVAL PLC, PLEASE SEND THIS DOCUMENT AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

Carnival House

5 Gainsford Street

London SE1 2NE

United Kingdom

NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at The Turner Sims Concert Hall, University of Southampton, Southampton SO17 1BJ, United Kingdom on Wednesday, April 15, 2009 at 3:00 p.m. (BST), being 10:00 a.m. (EDT), for the purpose of considering and, if thought fit, passing the resolutions described below:

•

Resolutions 1 through 19 and 22 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation’s annual meeting.

•

Resolutions 20, 21, 23 and 24 will be proposed as special resolutions. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation's annual meeting.

Election or Re-election of directors

1.	To re-elect Micky Arison as a director of Carnival Corporation and as a director of Carnival plc.

2.	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and as a director of Carnival plc.

3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and as a director of Carnival plc.

4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and as a director of Carnival plc.

5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and as a director of Carnival plc.

6.	To re-elect Howard S. Frank as a director of Carnival Corporation and as a director of Carnival plc.

7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and as a director of Carnival plc.

8.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and as a director of Carnival plc.

9.	To re-elect Sir John Parker as a director of Carnival Corporation and as a director of Carnival plc.

10.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and as a director of Carnival plc.

11.	To re-elect Stuart Subotnick as a director of Carnival Corporation and as a director of Carnival plc.

12.	To re-elect Laura Weil as a director of Carnival Corporation and as a director of Carnival plc.

13.	To elect Randall J. Weisenburger as a director of Carnival Corporation and as a director of Carnival plc.

14.	To re-elect Uzi Zucker as a director of Carnival Corporation and as a director of Carnival plc.

Re-appointment and remuneration of Carnival plc auditors and ratification of Carnival Corporation auditors

15.

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Carnival Corporation.

16.	To authorize the Audit Committee of the board of directors of Carnival plc to agree the remuneration of the independent auditors.

Accounts and Reports

17.	To receive the UK accounts and the reports of the directors and auditors of Carnival plc for the financial year ended November 30, 2008.

Directors’ remuneration report

18.	To approve the directors’ remuneration report of Carnival plc as set out in the annual report for the financial year ended November 30, 2008.

Increase in authorized share capital

19.

THAT the authorized share capital of Carnival plc be and is hereby increased from $374,999,999.24 and £100,002 to $498,000,000 and £100,002 by the creation of 74,096,386 new ordinary shares of $1.66 each.

Adoption of the Amended and Restated Articles of Association of Carnival plc

20.

THAT the Amended and Restated Articles of Association of Carnival plc in the form attached to this proxy statement as Annex D be, and they are, hereby adopted as the new Articles of Association of Carnival plc, to the exclusion of all existing Articles of Association of Carnival plc.

Amendment of the Articles of Association of Carnival plc with effect from October 1, 2009

21.

THAT the Articles of Association of Carnival plc (being either the new Articles of Association of Carnival plc adopted pursuant to Resolution 20 or, in the event that Resolution 20 has not been passed, the existing Articles of Association of Carnival plc) be amended with effect from October 1, 2009 by the deletion from such Articles of Association of Carnival plc of:

(a)

all references to the business objects of Carnival plc which currently form part of the Carnival plc Memorandum of Association and which would otherwise be deemed to be incorporated into the Articles of Association of Carnival plc by the operation of section 28 of the Companies Act 2006; and

(b)

any provision which has the effect of restricting the maximum amount of shares which Carnival plc may allot, and which is deemed to form part of the Articles of Association of Carnival plc by the operation of Paragraph 42 of Schedule 2 to the Companies Act 2006 (Commencement No.8, Transitional Provisions and Savings) Order 2008.

Allotment of shares

22.

THAT the directors of Carnival plc be and they are hereby authorized to exercise the power conferred by Article 30 of the Articles of Association of Carnival plc for the period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the allotment amount (or, as the case may be, the Section 80 amount) shall be $117,998,296; provided that, if Resolution 19 (to increase the authorized share capital of Carnival plc) has not been passed, then for the period from the end of the shareholders meeting until October 1, 2009, the allotment amount (or, as the case may be, the Section 80 amount) shall be $21,005,110.

Disapplication of pre-emption rights

23.

THAT subject to Resolution 22 having been passed, the directors of Carnival plc be and they are hereby authorized to exercise the power conferred by Article 31 of the Articles of Association of Carnival plc for the period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the disapplication amount (or, as the case may be, the Section 89 amount) shall be $17,699,744.44.

General authority to buy back Carnival plc ordinary shares

24.

THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 163(3) of the UK Companies Act 1985 (the “Companies Act 1985”)) of ordinary shares of $1.66 each in the capital of Carnival plc provided that:

(a)	the maximum number of ordinary shares authorized to be acquired is 21,324,993;

(b)	the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;

(c)

the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of (1) 105% of the average middle market quotation for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased and (2) the amount stipulated by Article 5 of Commission Regulation No. 2273/2003 of 22 December 2003; and

(d)

this authority shall expire on the earlier of (i) the conclusion of the annual general meeting of Carnival plc to be held in 2010 and (ii) 18 months from the date of this resolution (except in relation to the purchase of ordinary shares, the contract of which was entered into before the expiry of such authority).

By Order of the Board	Registered Office:

Arnaldo Perez Company Secretary February 17, 2009	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom Registered Number 4039524

Voting Arrangements for Carnival plc Shareholders

Carnival plc shareholders can vote in either of two ways:

•	by attending the meeting and voting in person or, in the case of corporate shareholders, by corporate representatives; or

•	by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this notice of annual general meeting.

Voting in person

If you come to the annual general meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly.

In order to attend and vote at the annual general meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act 2006. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please fax your Letter of Representation to Carnival plc’s registrars, Equiniti, on 01903 833168 from within the United Kingdom or +44 1903 833168 from elsewhere. Please note that this fax facility should be used only for pre-registration of corporate representatives and not for any other purpose.

Voting by proxy

A shareholder entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act 2006, but is not a shareholder, is not entitled to appoint a proxy.

If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act 2006 you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.

To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars, Equiniti, Aspect House, Spencer Road, Lancing, West Sussex BN99 6GL, United Kingdom as soon as possible and in any event no later than 3:00 p.m. (BST) on April 13, 2009. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out on the proxy form.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) by the latest time(s) for receipt of proxy appointments specified in the notice of meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Shareholders who are entitled to vote

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 11:00 p.m. (BST) on April 13, 2009 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11:00 p.m. (BST) on April 13, 2009 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Documents available for inspection

Copies of all service agreements (including letters of appointment) between each director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

*    *    *

There are 24 Resolutions that require shareholder approval at the annual meeting this year. The directors unanimously recommend that you vote in favor of Resolutions 1-24 (inclusive), and encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS

Q:	Why am I receiving these materials?

A:

The board of directors of each of Carnival Corporation and Carnival plc (together, “Carnival Corporation & plc,” “we” or “us”) is providing these proxy materials to you in connection with our joint annual meetings of shareholders on Wednesday, April 15, 2009. The annual meetings will be held at The Turner Sims Concert Hall, University of Southampton, Southampton SO17 1BJ, United Kingdom. The meetings will commence at 3:00 p.m. (BST), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

Q:	What information is contained in these materials?

A:

The information included in this proxy statement relates to the proposals to be voted on at the meetings, the voting process, the compensation of directors and certain executive officers and certain other information required by SEC rules applicable to both companies. We have attached as Annexes A, B and C to this proxy statement information that Carnival plc is required to provide to its shareholders under applicable UK rules. The proposed Amended and Restated Articles of Association of Carnival plc are attached as Annex D, which are marked to show the amendments made to the existing Articles of Association of Carnival plc.

Q:	What proposals will be voted on at each of the meetings?

A:	The proposals to be voted on at each of the meetings are set out in the notices of meetings starting on pages 1 and 3 of this proxy statement.

Q:	What is the voting recommendation of the boards of directors?

A:	Your boards of directors recommend that you vote “FOR” all of the proposals described in this proxy statement.

Q:	How does the dual listed company (“DLC”) structure affect my voting rights?

A:

On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” These class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at these annual meetings are joint electorate actions, and there are no class rights actions.

Q:	Generally, what actions are joint electorate actions?

A:

Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

•	the appointment, removal, election or re-election of any director of either or both companies;

•	if required by law, the receipt or adoption of the annual accounts of both companies;

•	the appointment or removal of the independent auditors of either company;

•	a change of name by either or both companies; or

•	the implementation of a mandatory exchange of Carnival plc shares for Carnival Corporation shares based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc shares and Carnival Corporation shares are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each Carnival Corporation share has the same voting rights as one Carnival plc share on joint electorate actions.

Q:	How are joint electorate actions voted on?

A:	Joint electorate actions are voted on as follows:

•

Carnival plc shareholders vote at the annual general meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot) which remains open for sufficient time to allow the vote at the Carnival Corporation meeting to be held and reflected in the Carnival plc meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation meeting on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

•

Carnival Corporation shareholders vote at the Carnival Corporation annual meeting (whether in person or by proxy). Voting is by ballot (or on a poll) which remains open for sufficient time to allow the vote at the Carnival plc meeting to be held and reflected in the Carnival Corporation meeting through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc meeting through a special voting share issued by Carnival plc.

A joint electorate action is approved if it is approved by:

•

a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution if required by applicable law and regulations or Carnival plc’s articles) by the holders of Carnival plc’s shares and the holder of the Carnival plc special voting share as a single class at a meeting at which a quorum was present and acting;

•

a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation articles and by-laws) by the holders of Carnival Corporation shares and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

•

a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

Q:	How are the directors of each company elected or re-elected?

A:

Resolutions relating to the election or re-election of directors are considered as joint electorate actions. No person may be a member of the board of directors of Carnival Corporation or Carnival plc without also being a member of the board of directors of the other company. There are 14 nominees for election or re-election to the board of directors of each company this year. Each nominee currently serves as a director of Carnival Corporation and Carnival plc. All directors are to be elected or re-elected to serve until the next annual meetings and until their successors are elected.

Q:	What votes are required to elect directors or approve the other proposals?

A:	Carnival Corporation Proposals 7, 8, 10 and 11 (being Carnival plc Resolutions 20, 21, 23 and 24) are required to be approved by 75% of the combined votes cast at both meetings.

Each of the other proposals, including the election or re-election of directors, requires the approval of a majority of the combined votes cast at both meetings. Abstentions (including votes withheld, except in the case of the election or re-election of directors by Carnival Corporation shareholders as discussed below) and broker non-votes are not deemed votes cast for purposes of calculating the vote, but do count for the purpose of determining whether a quorum is present. In the election of directors by Carnival Corporation shareholders, votes withheld in respect of one or more nominees count for the purpose of determining whether a quorum is present and are deemed votes cast against such nominee or nominees.

If you are a beneficial owner of Carnival Corporation shares and do not provide the shareholder of record with a signed voting instruction card, your shares may constitute broker non-votes, as described in “How is the quorum determined?” In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not deemed cast for purposes of calculating the vote.

Q:	Generally, what are procedural resolutions?

A:

Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on “procedural resolutions.” The chairman of each of the meetings will determine whether a resolution is a procedural resolution.

To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

•	that certain people be allowed to attend or be excluded from attending the meeting;

•	that discussion be closed and the question put to the vote (provided no amendments have been raised);

•

that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

•	to proceed with matters in an order other than that set out in the notice of the meeting;

•	to adjourn the debate (for example, to a subsequent meeting); and

•	to adjourn the meeting.

Q:	Where can I find the voting results of the meeting?

A:

The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both shareholder meetings have closed. The results will also be published in our joint quarterly report on Form 10-Q for the second quarter of fiscal 2009 ending May 31, 2009.

Q:	What is the quorum requirement for the meetings?

A:

The quorum requirement for holding the meetings and transacting business as joint electorate actions at the meetings is one-third of the total votes capable of being cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.

Q:	How is the quorum determined?

A:

For purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for purposes of determining whether a quorum exists at such meeting.

In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by our boards of directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:	Who will bear the cost of soliciting votes for the meetings?

A:

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q:	Can I view the proxy materials electronically?

A:

Yes. This proxy statement and any other proxy materials have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com. Carnival Corporation shareholders can also access proxy-related materials at www.investoreconnect.com as described under “Questions Specific to Shareholders of Carnival Corporation” beginning on page 14.

Q:	What reports are filed by Carnival Corporation and Carnival plc with the SEC and how can I obtain copies?

A:

We file this proxy statement, joint annual reports on Form 10-K, joint quarterly reports on Form 10-Q and joint current reports on Form 8-K with the SEC. Copies of this proxy statement, the Carnival Corporation & plc joint annual report on Form 10-K for the year ended November 30, 2008, as well as any joint quarterly reports on Form 10-Q or joint current reports on Form 8-K, as filed with the SEC can be viewed or obtained without charge through the SEC’s website at www.sec.gov (under Carnival Corporation or Carnival plc) or at www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178 or Carnival plc, Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:	May I propose actions for consideration at next year’s annual meetings?

A:

Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival plc’s governing documents and UK law) may submit proposals for consideration at future shareholder meetings, including director nominations. In order for shareholder proposals to be considered for inclusion in our proxy statement for next year’s annual meetings, the written proposals must be received by our Secretary no later than November 4, 2009. Such proposals also will need to comply with SEC regulations and UK corporate law requirements regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year’s meetings, but not included in our proxy statement, must be submitted in writing by January 18, 2010.

Q:	May I nominate individuals to serve as directors?

A:

You may propose director candidates for consideration by our board’s Nominating & Governance Committees. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2010 annual meetings you must submit your recommendation in writing to the attention of our Secretary at our headquarters not later than November 4, 2009. Any such recommendation must include:

•	the name and address of the candidate;

•

a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the factors referred to below in “Board Structure and Committee Meetings — Nominations of Directors”; and

•	the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

Carnival plc shareholders should refer to the “Questions Specific to Shareholders of Carnival plc” beginning on page 17.

Q:	What Carnival Corporation shares owned by me can be voted?

A:

All Carnival Corporation shares owned by you as of February 17, 2009, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	Will I be asked to vote at the Carnival plc annual meeting?

A:

No. Your vote at the Carnival Corporation annual meeting, for purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel annual meeting of Carnival plc through the mechanism of the special voting share issued by Carnival plc.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:

Beginning this year, Carnival Corporation is taking advantage of new SEC rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials unless they previously requested to receive printed copies. You will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and the notice of Internet availability of proxy materials or set of printed proxy materials, as applicable, is being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. If you request a paper copy of the proxy materials as indicated in the notice, Carnival Corporation will provide a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the notice of Internet availability of proxy materials or set of printed proxy materials, as applicable, is being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. If you request a paper copy of the proxy materials as indicated in the notice, your broker or nominee will provide a voting instruction card for you to use.

Q:	How can I vote my Carnival Corporation shares in person at the meeting?

A:

Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting in the United Kingdom. If you choose to do so, please bring your proxy card and proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.

Q:	How can I vote my Carnival Corporation shares without attending the meeting?

A:

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by voting on the Internet or by telephone by following the instructions in the notice you received in the mail. If you received a full printed set of proxy materials in the mail, you can also vote by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you submit a proxy but do not provide instructions, your shares will be voted as described below in “How are votes counted?” Where your shares are held in street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions in the notice you received in the mail. If you received a full printed set of proxy materials in the mail, you can also vote by mail. Please refer to the voting instruction card included by your broker or nominee.

Q:	Can I change my vote?

A:

You may change your proxy instruction at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one notice of Internet availability of proxy materials or set of printed proxy materials, as applicable?

A:	It means your shares are registered differently or are in more than one account. Please follow the instructions in each notice to ensure all of your shares are voted.

Q:

Only one notice of Internet availability of proxy materials or set of printed proxy materials was delivered to my address, but there are two or more shareholders at this address. How do I request additional copies of the proxy materials?

A.

Broadridge Financial Solutions, Inc., the entity we have retained to mail the notice of Internet availability of proxy materials or printed proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the notice of Internet availability of proxy materials or printed proxy materials to Carnival Corporation’s beneficial owners, has been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s annual meeting or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge Financial Solutions at 1-800-542-1061, or write to Broadridge Financial Solutions, Attention: Householding

Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may contact us through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.

Q:	Who can attend the Carnival Corporation meeting?

A:

All Carnival Corporation shareholders of record as of February 17, 2009, or their duly appointed proxies, may attend and vote at the meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.

If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 17, 2009 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:	What class of shares are entitled to be voted at the Carnival Corporation meeting?

A:

Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 17, 2008, the record date, is entitled to one vote at the annual meeting. As of January 15, 2009, Carnival Corporation had 625,991,532 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Q:	How are votes counted?

A:

In the election of directors, you may vote “FOR” all of the nominees or you may “WITHHOLD” your vote with respect to one or more of the nominees. In the election of directors, a vote “withheld” on the Carnival Corporation proxy card has the same effect as a vote against the indicated nominee or nominees. You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the other proposals. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for purposes of determining if a quorum is present for joint electorate actions. If you submit a proxy or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the boards of directors.

Q:	What happens if additional proposals are presented at the meeting?

A:

Other than the proposals described in this proxy statement, Carnival Corporation does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, Carnival Corporation’s Chairman of the Board and Chief Executive Officer, and Arnaldo Perez, Carnival Corporation’s Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the boards of directors.

Q:	Who will count the vote?

A:	A representative of Computershare Investor Services LLC, our transfer agent, will tabulate the votes and act as the inspector of elections.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

Carnival Corporation shareholders should refer to “Questions Specific to Shareholders of Carnival Corporation” beginning on page 14.

Q:	Who is entitled to attend and vote at the annual general meeting of Carnival plc?

A:

If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 11:00 p.m. (BST) on April 13, 2009, you will be entitled to attend in person and vote at the annual general meeting to be held in the United Kingdom in respect of the number of Carnival plc shares registered in your name at that time. You may also appoint one or more proxies to attend, speak and vote instead of you. If you are a corporation you may appoint one or more corporate representatives to represent you and vote your shareholding in Carnival plc at the annual general meeting to be held in the United Kingdom. For further details regarding appointing a proxy or corporate representative please see below.

We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to our website at www.carnivalcorp.com or www.carnivalplc.com shortly before the start of the meetings and follow the instructions provided.

Q:	Will I be asked to vote at the Carnival Corporation annual meeting?

A:

No. Your vote at the Carnival plc annual general meeting, for purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel annual meeting of Carnival Corporation through the mechanism of a special voting share issued by Carnival Corporation.

Q:	How do I vote my Carnival plc shares without attending the annual general meeting?

A:

You may vote your Carnival plc shares at the annual general meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc’s registrars, Equiniti, Aspect House, Spencer Road, Lancing, West Sussex BN99 6GL, by not later than 3:00 p.m. (BST) on April 13, 2009. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system, please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the annual general meeting and voting in person should you wish to do so.

If you are a corporation you can vote your Carnival plc shares at the annual general meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the annual meeting more efficient. In order to pre-register you would need to fax your Letter of Representation to Carnival plc’s registrars, Equiniti, on 01903 833168 from within the United Kingdom or +44 1903 833168 from elsewhere.

Corporate representatives themselves are urged to arrive at least two hours before commencement of the annual general meeting to assist Carnival plc’s registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrars.

Q:	Can I change my vote given by proxy or by my corporate representative?

A:

Yes, in certain circumstances. You may change your proxy vote by either completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than 3:00 p.m. (BST) on April 13, 2009, or by attending and voting in person at the annual general meeting. If you do not attend and vote in person at the annual general meeting and wish to revoke the appointment of your proxy or corporate representative you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the annual general meeting.

Q:	What class of shares are entitled to be voted at the Carnival plc meeting?

A:

Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 13, 2009, is entitled to one vote at the annual general meeting. As of January 15, 2009, Carnival plc had 213,249,933 ordinary shares in issue. However, the 51,596,194 Carnival plc ordinary shares directly or indirectly held by Carnival Corporation have no voting rights (in accordance with the Articles of Association of Carnival plc).

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “WITHHOLD” your vote for each of the resolutions. If you “WITHHOLD,” it has no effect on the outcome of the votes, although withheld votes will be counted for purposes of determining if a quorum is present for joint electorate actions.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information concerning the share ownership of (1) all persons known by us to be the beneficial owners of 5% or more of the 625,991,532 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding as of January 15, 2009, (2) all persons known by us to be the beneficial owners of 5% or more of the 213,249,933 ordinary shares of Carnival plc outstanding as of January 15, 2009, 51,596,194 of which are directly or indirectly owned by Carnival Corporation and have no voting rights, (3) each of our executive officers named in the “Summary Compensation Table” which appears elsewhere in this proxy statement, (4) each of our directors and (5) all directors and executive officers as a group.

Micky Arison, Chairman of the board and Chief Executive Officer of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Principal Shareholders”), beneficially own shares representing approximately 36% of the voting power of Carnival Corporation and approximately 28% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of the 14 nominees to the boards of directors named in this proxy statement and in favor of Proposals 2 through 11 listed in the accompanying Carnival Corporation Notice of Meeting. The table begins with ownership of the Principal Shareholders.

The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shares voting power or investment power and also any shares which the individual would have the right to acquire as of March 16, 2009 (being 60 days after January 15, 2009) through the exercise of any stock option (“Vested Options”), the vesting of restricted share units (“RSUs”) and restricted shares, which had no voting rights prior to vesting.

Beneficial Ownership Table

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percent of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percent of Carnival plc Ordinary Shares		Percent of Combined Voting Power**
Micky Arison	188,031,357	(2)(3)(4)	30.0%	0	*	**	23.9%
MA 1994 B Shares, L.P.	106,114,284	(2)(5)	17.0%	0	*	**	13.5%
MA 1994 B Shares, Inc.	106,114,284	(2)(5)	17.0%	0	*	**	13.5%
Nickel 2003 Revocable Trust	483,464	(2)(6)	* **	0	*	**	*	**
Artsfare 2005 Trust No. 2	32,301,364	(2)(7)(12)	5.2%	0	*	**	4.1%
c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805
Artsfare 2006 Trust No. 1	1,805,943	(2)(7)(12)	* **	0	*	**	*	**
c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805
Artsfare 2006 Trust No. 2	6,473,623	(2)(7)(12)	1.0%	0	*	**	*	**
c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805
J.P. Morgan Trust Company of Delaware	3,759,010	(2)(8)	* **	0	*	**	*	**
JMD-LMA Protector, Inc.	40,580,930	(2)(7)	6.5%	0	*	**	5.1%
Nickel Continued Irrevocable Trust	2,124,560	(2)	* **	0	*	**	*	**
Eternity Two Trust	3,759,010	(2)(8)(13)	* **	0	*	**	*	**

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percent of Carnival Corporation Common Stock		Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percent of Carnival plc Ordinary Shares		Percent of Combined Voting Power**
Jafasa Continued Irrevocable Trust	1,000,000	(2)	*	**	0		*	**	*	**
MBA I, L.P.	1,432,439	(2)(3)(9)	*	**	0		*	**	*	**
Artsfare 2003 Trust	1,432,439	(2)(3)(9)	*	**	0		*	**	*	**
TAMMS Management Corporation	32,439	(2)(3)	*	**	0		*	**	*	**
James M. Dubin	116,809,502	(2)(3)(10)	18.7%		0		*	**	14.8%
c/o Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019
John J. O’Neil	65,546,535	(2)(11)(14)	10.5%		0		*	**	8.3%
c/o Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019
SunTrust Delaware Trust Company	40,580,930	(2)(12)	6.5%		0		*	**	5.2%
1011 Centre Road, Suite 108 Wilmington, DE 19805
JMD Delaware, Inc.	9,248,598	(2)(5)(6)(13)	1.5%		0		*	**	1.2%
Knight Protector, Inc.	65,546,535	(2)(14)	10.5%		0		*	**	8.3%
Citigroup Inc	63,700,037	(15)	10.2%		0		*	**	8.1%
399 Park Avenue New York, NY 10043
Citigroup Institutional Trust Company	61,787,525	(15)	9.9%		0		*	**	7.9%
824 Market Street Wilmington, DE 19801
David Bernstein	72,200	(16)	*	**	0		*	**	*	**
Gerald R. Cahill	293,501	(17)	*	**	0		*	**	*	**
Pier Luigi Foschi	0		*	**	352,264	(18)	*	**	*	**
c/o Costa Crociere S.p.A. Via XII Ottobre, 2 16121 Genoa Italy
Howard S. Frank	859,304	(19)	*	**	0		*	**	*	**
Ambassador Richard G. Capen, Jr.	55,000	(20)	*	**	0		*	**	*	**
1384 West Muirlands Drive La Jolla, CA 92037
Robert H. Dickinson	464,000	(21)	*	**	0		*	**	*	**
Arnold W. Donald	38,782	(22)	*	**	0		*	**	*	**
1 North Brentwood Blvd., Suite 510 Clayton, MO 63105
Richard J. Glasier	23,000	(23)	*	**	0		*	**	*	**
122 Crystal Canyon Drive Carbondale, CO 81623
Modesto A. Maidique	61,000	(24)	*	**	0		*	**	*	**
c/o Florida International University Office of the President University Park Campus 107th Avenue and S.W. 8th Street Miami, FL 33199
Sir John Parker	7,500		*	**	10,004	(25)	*	**	*	**
c/o National Grid plc 1-3 Strand London WC2N 5EH United Kingdom

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percent of Carnival Corporation Common Stock		Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percent of Carnival plc Ordinary Shares		Percent of Combined Voting Power**
Peter G. Ratcliffe	130,000	(26)	*	**	0	(27)	*	**	* **
c/o Princess Cruise Lines 24305 Town Center Drive Santa Clarita, CA 91355
Stuart Subotnick	17,100	(28)	*	**	0		*	**	* **
c/o Metromedia Company 810 7th Avenue, 29th Floor New York, NY 10019
Laura Weil	3,018		*	**	0		*	**	* **
220 East 73rd Street New York, NY 10021
Randall J. Weisenburger	0		*	**	0		*	**	* **
354 Stanwich Road Greenwich, CT 06830
Uzi Zucker	93,700	(29)	*	**	0		*	**	* **
870 5th Avenue New York, NY 10021
Capital Research Global Investor	58,583,680	(30)	9.4%		0		*	**	7.4%
333 South Hope Street Los Angeles, CA 90071
Capital World Investors	34,324,800	(30)	5.5%		0		*	**	4.4%
333 South Hope Street Los Angeles, CA 90071
AXA S.A.	0		*	**	11,119,972	(31)	6.9%		1.4%
25 Avenue Matignon 75008 Paris France
The Capital Group Companies, Inc. and their affiliates	0		*	**	16,984,669	(31)	10.5%		2.2%
333 South Hope Street Los Angeles, CA 90071
Legal & General Group plc and/or its subsidiaries	0		*	**	11,350,409	(31)	7.0%		1.4%
Temple Court 11 Queen Victoria Street London EC4N 4SB United Kingdom
Prudential plc and/or its subsidiaries	0		*	**	9,421,563	(31)	5.8%		1.2%
Governor’s House 5 Laurence Pountney Hill London EC4R 0HH United Kingdom
All directors and executive officers as a group (21 persons)	190,754,950	(32)	30.5%		402,911	(33)	*	**	24.3%

*

As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

**

As a result of the DLC structure, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

***	Less than one percent.
(1)

The address of each natural person named, unless otherwise noted, is 3655 N.W. 87 Avenue, Miami, Florida 33178. The address of all entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.

(2)	The Principal Shareholders and others have filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons.
(3)	TAMMS Management Corporation holds 32,439 shares of common stock (“TAMMS Corp.”). TAMMS Corp. is wholly-owned by MBA I, L.P. (“MBA I”).
(4)

Includes (i) 1,056,000 Vested Options, (ii) 2,077,312 shares of common stock held by the Nickel 2006 GRAT, (iii) 622,161 shares of common stock held by the Nickel 2007 GRAT, (iv) 824,565 shares of common stock held by the Nickel 2003 GRAT; (v) 2,600,000 shares of common stock held by the Nickel 2008-2 GRAT, (vi) 483,464 shares held by the Nickel 2003 Revocable Trust, (vii) 106,114,284 shares of common stock held by MA 1994 B Shares, L.P., (viii) 72,821,132 shares of common stock held by the Artsfare 2006 Trust No. 1, Artsfare 2006 Trust No. 2, Artsfare 2005 Trust No. 2, Eternity Four Trust and the Nickel 97-06 Irrevocable Trust by virtue of the authority granted to Mr. Arison under the last will of Ted Arison and (ix) 1,432,439 shares of common stock held by the Artsfare 2003 Trust by virtue of authority granted under the trust instrument all of which may be deemed to be beneficially owned by Mr. Arison. Of these shares, Eternity Four has pledged approximately 9.5 million shares. Mr. Arison does not have an economic interest in the shares of common stock held by Artsfare 2006 Trust No. 1, Artsfare 2006 Trust No. 2, Artsfare 2005 Trust No. 2, Artsfare 2003 Trust and Eternity Four Trust.

(5)

MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 106,114,284 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 1994 “B” Trust, a trust established for the benefit of Mr. Arison and his heirs (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 106,114,284 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 106,114,284 shares of common stock. The trustee of the B Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(6)

Nickel 2003 Revocable Trust, a trust established for the benefit of Mr. Arison and his heirs (the “Nickel 2003 Trust”) owns 483,464 shares of common stock. Under the terms of the instrument governing the Nickel 2003 Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock held by the Nickel 2003 Trust. The trustee of the Nickel 2003 Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(7)

JMD-LMA Protector, Inc., a Delaware corporation, is the protector of the Artsfare 2006 Trust No. 1, the Artsfare 2006 Trust No. 2 and Artsfare 2005 Trust No. 2. JMD-LMA Protector, Inc. has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 2005 Trust No. 2, Artsfare 2006 Trust No. 1 and Artsfare 2006 Trust No. 2.

(8)

J.P. Morgan Trust Company of Delaware acts as trustee of Eternity Two Trust. As trustee of Eternity Two Trust, J.P. Morgan Trust Company of Delaware has shared voting and dispositive power with respect to 3,759,010 shares of common stock held by Eternity Two Trust. J.P. Morgan Trust Company of Delaware disclaims beneficial ownership of the common stock held by Eternity Two Trust.

(9)

MBA I owns 1,400,000 shares of common stock and is the sole shareholder of TAMMS Corp. (See Note 3 above). MBA I may be deemed to own 32,439 shares of common stock held by TAMMS Corp. The Artsfare 2003 Trust owns a controlling interest in MBA I; therefore, the Artsfare 2003 Trust is deemed to beneficially own all such 1,432,439 shares of common stock.

(10)

By virtue of being the sole shareholder of JMD Delaware, Inc. and JMD-LMA Protector, Inc., a 50% shareholder of Knight Protector, Inc., and the sole trustee of the Artsfare 2003 Trust, Mr. Dubin may be deemed to own the aggregate of 116,808,502 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Dubin beneficially owns 1,000 shares of common stock held directly.

(11)

By virtue of being a 50% shareholder of Knight Protector, Inc., Mr. O’Neil may be deemed to own the aggregate of 65,546,535 shares of common stock beneficially owned by such entity, as to which he disclaims beneficial ownership.

(12)	SunTrust Delaware Trust Company acts as trustee for the Artsfare 2005 Trust No. 2, the Artsfare 2006 Trust No. 1 and the Artsfare 2006 Trust No. 2.
(13)

JMD Delaware, Inc. is a Delaware corporation wholly owned by Mr. James Dubin. JMD Delaware, Inc. acts as trustee of the Nickel Continued Irrevocable Trust, the Jafasa Continued Irrevocable Trust, the Nickel 2006 GRAT, the Nickel 2008 GRAT and the Nickel 2008-2 GRAT. JMD Delaware, Inc. has sole voting and dispositive power over the shares of common stock held by the Jafasa Continued Irrevocable Trust, the Nickel Continued Irrevocable Trust, the Nickel 2006 GRAT, the Nickel 2008 GRAT and the Nickel 2008-2 GRAT.

(14)

Knight Protector, Inc. acts as protector of the Eternity Four Trust, and has shared dispositive power with respect to all 61,787,525 shares of common stock held by Eternity Four Trust, shared voting power with respect to 31,701,809 shares of common stock held by Eternity Four Trust and sole voting power with respect to 30,085,716 shares of common stock held by Eternity Four Trust. Knight Protector, Inc. acts as protector of the Eternity Two Trust, and has shared voting and dispositive power with respect to 3,759,010 shares of common stock held by Eternity Two Trust.

(15)

Citigroup Institutional Trust Company acts as trustee for the Eternity Four Trust. According to Amendment No. 3 to Schedule 13G filed on February 8, 2007 by Citigroup Inc. and Citigroup Institutional Trust Company (formerly known as Smith Barney Corporate Trust Company), as of December 31, 2006 Citigroup Institutional Trust Company (of which Citigroup Inc. is the sole member) has shared dispositive power over 61,787,525 shares of common stock (all of which are shares held by the Eternity Four Trust), and Citigroup Inc. has shared voting power and shared dispositive power over 63,700,037 shares of common stock (61,787,525 shares of which are shares held by the Eternity Four Trust).

(16)	Includes 44,400 Vested Options.
(17)	Includes 188,000 Vested Options.
(18)	Includes 352,264 Vested Options.
(19)

Includes (i) 440,000 Vested Options and (ii) 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.

(20)	Includes (i) 50,000 Vested Options, and (ii) 2,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee.
(21)

Includes (i) 304,000 Vested Options and (ii) 160,000 shares of common stock owned by Dickinson Enterprises Limited Partnership (the “Dickinson Partnership”). The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the ‘Dickinson Trust’). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.

(22)	Includes (i) 37,000 Vested Options and (ii) 1,282 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.
(23)	Includes 18,000 Vested Options.
(24)	Includes 56,000 Vested Options.
(25)	Includes 7,000 shares held by Whitefoord Limited on behalf of GHM Trustees Limited, the trustee for Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme.
(26)	Includes 120,000 Vested Options.
(27)

Does not include Mr. Ratcliffe’s conditional right to receive 56,589 share awards under the Carnival plc Deferred Bonus and Co-Investment Matching Plan after a three-year retention period, during which Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.

(28)	Includes 7,600 Vested Options.
(29)	Includes 31,200 Vested Options.
(30)

As reflected in separate Schedules 13G, filed on December 31, 2007 with the SEC. Capital Research Global Investors reported sole voting power over 52,405,000 shares of common stock and sole dispositive power over 58,583,680 shares of common stock as a result of acting as an investment advisor to various investment companies. Capital World Investors reported sole voting power over 9,119,800 shares of common stock and sole dispositive power over 34,324,800 shares of common stock as a result of acting as an investment advisor to various investment companies. Each company disclaims beneficial ownership of such shares.

(31)	Based on notifications to Carnival plc of interests of 3% or more in the voting rights of Carnival plc as required by the Disclosure and Transparency Rules of the UK Listing Authority.
(32)	Includes 2,786,132 Vested Options.
(33)	Includes 384,870 Vested Options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of Forms 3 and 4 and amendments thereto furnished to Carnival Corporation and Carnival plc during and with respect to their most recent fiscal year and upon written representations from persons known to Carnival to be subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “reporting person”) that no Form 5 is required to be filed for such reporting person, all reporting persons filed on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended November 30, 2008, with the exception of Alan Buckelew and Stein Kruse who each filed one late report relating to one transaction.

PROPOSAL 1 (Resolutions 1-14)

ELECTION OR RE-ELECTION OF DIRECTORS

The DLC structure requires the boards of Carnival plc and Carnival Corporation to be identical. Shareholders are required to approve the election or re-election of directors to each board. There are 14 nominees for election or re-election to each board of directors. Each nominee currently serves as a director of both companies. All directors are to be elected or re-elected to serve until the next annual meeting and until their successors are elected.

With respect to each nominee set forth below, the information presented includes such person’s age, the month and year in which such person first became a director, any other position held with Carnival Corporation and

Carnival plc, such person’s principal occupations during at least the past five years and any directorships held by such nominee in public or certain other companies.

The Nominating & Governance Committees conducted performance evaluations on the members of our boards of directors serving during fiscal 2008 and reported the results to the boards. The boards determined that each of those directors was an effective and committed member of the boards and, therefore, that each such director should be proposed for re-election.

Accordingly, the boards of directors unanimously recommend a vote FOR the election or re-election of each of the following nominees:

Micky Arison, age 59, has been Chairman of the board of directors of Carnival Corporation since October 1990 and a director since June 1987. He became a director and Chairman of the board of directors of Carnival plc in April 2003. He has been Chief Executive Officer of Carnival Corporation since 1979 and became Chief Executive Officer of Carnival plc in April 2003.

Ambassador Richard G. Capen, Jr., age 74, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He is currently a corporate director, author and business consultant. From 1992 to 1993, Ambassador Capen served as United States Ambassador to Spain. From 1989 to 1991, Ambassador Capen served as Vice Chairman of Knight-Ridder, Inc. Ambassador Capen was the Chairman and Publisher of the Miami Herald from 1983 to 1989. Ambassador Capen is a member of the boards of directors of the Fixed Income Funds of The Capital Group, the New Economy Fund and Smallcap World Fund.

Robert H. Dickinson, age 66, has been a director of Carnival Corporation since June 1987 and a director of Carnival plc since April 2003. From May 2003 to July 2007, Mr. Dickinson served as President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation. He retired from Carnival Cruise Lines on November 30, 2007. From May 1993 through May 2003, Mr. Dickinson was President and Chief Operating Officer of Carnival Cruise Lines.

Arnold W. Donald, age 54, has been a director of Carnival Corporation since January 2001 and a director of Carnival plc since April 2003. Mr. Donald served as President and Chief Executive Officer of Juvenile Diabetes Research Foundation International from January 2006 to February 2008. From March 2000 to November 2005, Mr. Donald was the Chairman of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal® and Canderel® brands. From March 2000 to March 2003, he was also the Chief Executive Officer of Merisant Company. From January 1998 to March 2000 he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and President of its nutrition and consumer sector. Prior to that he was President of Monsanto Company’s agricultural sector. He is a member of the boards of directors of Crown Holdings, Inc., The Laclede Group, Inc. and Oil-Dri Corporation of America.

Pier Luigi Foschi, age 62, has been a director of Carnival Corporation and Carnival plc since April 2003. He has been Chief Executive Officer of Costa Crociere S.p.A. (“Costa”), a subsidiary of Carnival plc, and chairman of its board since January 2000.

Howard S. Frank, age 67, has been Vice Chairman of the board of directors of Carnival Corporation since October 1993 and a director since April 1992. He has been a director, Vice Chairman of the board of directors and Chief Operating Officer of Carnival plc since April 2003. He has served as Chief Operating Officer of Carnival Corporation since January 1998. Mr. Frank is a director of The Fairholme Funds, Inc.

Richard J. Glasier, age 63, has been a director of Carnival Corporation and Carnival plc since July 2004. From July 2002 to May 2005, Mr. Glasier was President of Argosy Gaming Company, an owner and operator of casinos, and its Chief Executive Officer from May 2003 until October 2005. From November 1995 to July 2002, Mr. Glasier was Executive Vice President and Chief Financial Officer of Royal Caribbean Cruises Ltd.

Modesto A. Maidique, age 68, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He has been President of Florida International University (“FIU”) since 1986. Prior to assuming the presidency of FIU, Dr. Maidique taught at the Massachusetts Institute of Technology, Harvard University and Stanford University. Dr. Maidique has also served as Vice President and General Manager of the Semiconductor Division of Analog Devices, Inc. which he co-founded in 1969, as President and Chief Executive Officer of Genome Therapeutics Corporation (formerly known as Collaborative Research, Inc.), a genetics engineering firm, and as General Partner of Hambrecht & Quist, a venture capital firm. Dr. Maidique is a director of National Semiconductor, Inc.

Sir John Parker, age 66, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. He was Deputy Chairman of Carnival plc from September 2002 to April 2003. He has been the non-executive Chairman of National Grid plc since October 2002, Vice Chairman of DP World (Dubai) since May 2007 and joint Chairman of Mondi plc since May 2007. He is also Senior Non-Executive Director of the Court of the Bank of England, non-executive director of European Aeronautic Defence and Space Company EADS N.V., a member of the Prime Minister’s Business Council for Britain and Chancellor of the University of Southampton. He was formerly a non-executive director of GKN plc, Brambles Industries plc and BG Group plc, Chairman of Babcock International Group plc, RMC Group plc and P&O Group plc and a President of the Royal Institution of Naval Architects. Sir John Parker has been a member of the General Committee of Lloyds Register of Shipping since 1983 and was Chairman of its Technical Committee from 1993 until 2002.

Peter G. Ratcliffe, age 60, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. He was Carnival plc’s Chief Executive Officer until April 2003. From April 2003 to June 2007 he served as Chief Executive Officer of P&O Princess Cruises International comprised of Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), Princess Cruises and Princess Tours. He is a member of the boards of directors of BBA Aviation plc and Mead Johnson Nutrition Company.

Stuart Subotnick, age 67, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Subotnick has been a general partner and the Executive Vice President of Metromedia Company, a privately held diversified Delaware general partnership, since July 1986. He is a member of the board of directors of Abovenet Inc.

Laura Weil, age 52, has been a director of Carnival Corporation and Carnival plc since January 2007. Ms. Weil was the Chief Operating Officer and Senior Executive Vice President of AnnTaylor Stores Corporation, a women’s apparel company, from October 2005 to May 2006. From December 1995 to September 2005, she was the Chief Financial Officer and Executive Vice President of American Eagle Outfitters, Inc., a clothing retailer. She is now a retail consultant and director of Ultra Stores Corporation, a privately held jewelry retailer.

Randall J. Weisenburger, age 50, has been a director of Carnival Corporation and Carnival plc since January 2009. Mr. Weisenburger has been the Executive Vice President and Chief Financial Officer of Omnicom Group Inc., an advertising, marketing and corporate communications company, since September 1998.

Uzi Zucker, age 73, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Zucker was a Senior Managing Director of Bear, Stearns & Co. until he retired in December 2002. Mr. Zucker is now a private investor.

PROPOSALS 2 & 3 (Resolutions 15 & 16)

RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION

The Audit Committee of the board of directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the year ending November 30, 2009, subject to approval of our shareholders. The Audit Committee of the board of directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered certified public accounting firm for the year ending November 30, 2009. Representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP will be present at the annual meetings and will have an opportunity to make a statement if they desire to do so. Representatives of PricewaterhouseCoopers LLP will be available to respond to appropriate questions from shareholders.

This resolution would re-appoint PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next general meeting at which accounts are laid. It is a requirement of Section 489(2) of the Companies Act 2006 that Carnival plc appoint its independent auditors at a general meeting at which accounts are laid. You are also being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

Although ratification by our shareholders of the appointment of independent certified public accountants for Carnival Corporation is not legally required, our boards of directors believe that such action is desirable. If our shareholders do not approve Proposal 3, the Audit Committees will consider the selection of another accounting firm for 2009 and future years.

The boards of directors unanimously recommend a vote FOR the re-appointment of the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the 2009 fiscal year, the authorization of the Audit Committee of Carnival plc to agree the remuneration of PricewaterhouseCoopers LLP and the ratification of the selection of the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered certified public accounting firm for the 2009 fiscal year.

PROPOSAL 4 (Resolution 17)

RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

The directors of Carnival plc are required by the Companies Act 1985 to present the financial statements, the UK statutory Directors’ Report and the auditors’ report relating to those accounts to the Carnival plc shareholders. Accordingly, the directors of Carnival plc lay before the annual meetings the Carnival plc accounts and the reports of the directors and auditors for the financial year ended November 30, 2008, which have been approved by and signed on behalf of Carnival plc’s board of directors and will be delivered to the Registrar of Companies in the UK following the annual meetings. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report is attached to this proxy statement as Annex A. The full accounts and reports of Carnival plc will be available for inspection prior to and during the annual meetings.

The boards of directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the financial year ended November 30, 2008.

PROPOSAL 5 (Resolution 18)

APPROVAL OF DIRECTORS’ REMUNERATION REPORT

The UK Directors’ Remuneration Report Regulations 2002 incorporated into the Companies Act 1985 (the “DRR Regulations”) require companies listed on the Official List of the UK Listing Authority to prepare a directors’ remuneration report, which must be put to a shareholder vote. Shareholders are voting to approve adoption of the Carnival plc Directors’ Remuneration Report, which is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with the DRR Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this proxy statement and includes the additional information that Carnival plc is required to disclose in accordance with the DRR Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report. UK law does not require shareholder approval of the substance and content of the Carnival plc Directors’ Remuneration Report. Accordingly, disapproval of the Carnival plc Directors’ Remuneration Report will not require us to amend the report although under applicable UK guidelines the boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of remuneration policies and schemes.

The Carnival plc Directors’ Remuneration Report sets out the boards’ remuneration policy for the next and subsequent financial years and other details required by the DRR Regulations and the Combined Code on Corporate Governance published by the UK Financial Reporting Council in June 2006 (the “UK Combined Code”).

The boards of directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.

PROPOSAL 6 (Resolution 19)

TO INCREASE THE AUTHORIZED BUT UNISSUED SHARE CAPITAL OF CARNIVAL PLC

Summary. The directors consider that it is appropriate to increase the amount of the available authorized but unissued share capital of Carnival plc, and are therefore proposing that the authorized share capital be increased to $498 million and £100,002, by the creation of an additional 74,096,386 ordinary shares of $1.66, an increase of 33% in the amount of the authorized ordinary share capital. The Carnival plc directors have no current commitments or plans to issue additional shares of Carnival plc. The increase in authorized share capital merely provides a reserve of additional shares available for future allotment, subject to applicable board or shareholder approval requirements as discussed further in connection with Proposals 9 and 10 (Resolutions 22 and 23). Therefore, the approval of this proposal has no immediate dilutive effect on the existing shareholdings of Carnival plc shareholders.

Discussion. Under UK company law, as in force at the date of this notice of meeting, the capacity of a company to allot new shares is limited by the amount of its authorized but unissued share capital. Carnival plc’s existing authorized share capital is $374,999,999.24 and £100,002 divided into 225,903,614 ordinary shares of $1.66 each, two subscriber shares of £1 each, 99,998 preference shares of £1 each, a special voting share of £1 and an equalization share of £1. As of January 15, 2009, there were 213,249,933 ordinary shares allotted and issued, leaving Carnival plc with current capacity to allot a further 12,653,681 ordinary shares, which represents approximately 5.9% of the existing issued ordinary share capital of Carnival plc.

Whenever Carnival plc issues shares for cash, it must offer to its existing shareholders the opportunity to purchase their pro rata share of the new shares at the same price so as to avoid any dilution of the percentage holdings of the existing shareholders. This is a UK legal requirement known as “pre-emption rights”. If Carnival plc allots shares other than for cash, such as, for example, an allotment of new shares as consideration for the acquisition of a company or business, such allotments are not subject to pre-emption rights.

Increasing the authorized share capital of Carnival plc does not of itself confer on the boards the authority to allot those shares, whether to existing shareholders or otherwise. The authority for allotment of shares and for a limited authority to make such allotments without first offering the new shares to existing Carnival plc shareholders is being sought under Proposals 9 and 10 (Resolutions 22 and 23). Those authorities are being sought in terms which are typical for UK public companies, but in order for the boards to exercise those authorities in the terms proposed it is also necessary to seek an increase in the authorized share capital of Carnival plc. That increase will also provide additional unissued Carnival plc ordinary shares for the purpose of satisfying entitlements to new shares arising on the exercise of options granted under the Carnival plc equity compensation programs.

The boards of directors unanimously recommend a vote FOR the increase of the authorized but unissued share capital of Carnival plc.

PROPOSAL 7 (Resolution 20)

ADOPTION OF AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF CARNIVAL PLC

Since the adoption of the existing Articles of Association of Carnival plc, at the time of the establishment of the DLC structure, there have been a number of developments in company law in the UK, including most significantly the enactment of the Companies Act 2006. This legislation has given rise to a number of changes to law and practice affecting public listed companies in the UK.

In order to take account of these changes, the directors are proposing that Carnival plc should adopt Amended and Restated Articles of Association which are consistent with current law and practice and with the changes brought about by the Companies Act 2006. The proposed Amended and Restated Articles of Association of Carnival plc are attached as Annex D, and are marked to show the amendments made to the existing Articles of Association of Carnival plc. The principal changes to the existing Articles of Association of Carnival plc, which would be implemented by the adoption of the proposed Amended and Restated Articles of Association of Carnival plc are as follows:

Age limit for directors. The restrictions in the Companies Act 1985 on the appointment of a person aged 70 or over as a director have been repealed. The provisions in the existing articles which disapply such restrictions will therefore be deleted.

Directors’ conflicts of interest. A new article will allow the board to authorize a director coming into or remaining in a situation in which he has or could have an interest that conflicts with Carnival plc’s interests. This power of authorization is permitted under section 175 of the Companies Act 2006. It would be exercised by those directors who are independent of the relevant conflict situation.

Directors’ indemnification. A new article will confirm that Carnival plc may indemnify a director or purchase directors’ and officers’ liability insurance on a director’s behalf or fund the director’s costs in defending himself or herself in litigation or regulatory proceedings that might be brought against a director in his or her capacity as a director, but in each case only to the extent permitted under the Companies Act 2006. Another new provision will permit any director concerned to be included in the quorum and to vote on any board resolution to approve such an arrangement. The law in relation to these matters has changed significantly since Carnival plc adopted its existing Articles of Association and the proposed amendments to this section of the Articles of Association will make these provisions consistent with current law and practice for UK listed companies.

Electronic communications with shareholders. Various amendments will be made to the provisions in the articles concerning electronic communications so as to make them more consistent with the “company communication provisions” of the Companies Act 2006.

General meetings. A new provision will allow Carnival plc to hold a general meeting at which a special resolution is to be proposed on 14 days’ notice, as permitted by the Companies Act 2006, rather than on 21 days’ notice as required by the existing articles. Annual general meetings will continue to require 21 days’ notice.

Joint shareholders. A new provision will confirm that the giving of a document or other information by Carnival plc to a joint shareholder with that shareholder’s agreement, and vice versa, will be effective so far as all the joint shareholders are concerned notwithstanding that it was not necessarily agreed to by the other joint shareholder(s). This is to avoid any such action being ineffective and invalid as a result of a technical infringement of the Companies Act 2006.

Polls. A new provision will allow the chairman of a shareholder meeting, at his discretion, to put a resolution to a vote on a poll without first putting it to a vote on a show of hands. The provision will not prevent a resolution from first being put to a vote on a show hands should the chairman consider it appropriate to do so. The provision is consistent with what has now become usual practice among UK listed companies.

Proxies. New provisions will be added relating to proxies. One will confirm the right that proxies now have under the Companies Act 2006 to speak at shareholder meetings. Another will provide for weekends and public holidays to be disregarded when determining the time by which proxy forms must be lodged prior to a shareholder meeting which is consistent with the relevant sections of the Companies Act 2006. This will enable Carnival plc to fix a deadline for lodging a proxy that is up to 48 hours earlier (and sometimes more) than what is permitted under the existing articles.

Requisitions. Provisions in the existing articles that confer power on shareholders to requisition shareholder meetings or to requisition the circulation of annual general meeting resolutions will be removed. These powers are conferred on shareholders by the Companies Act 2006 and do not need to be replicated in the articles.

Shareholder resolutions and meetings. Various amendments will be made to make the provisions in the existing Articles of Association of Carnival plc concerning shareholder resolutions and meetings consistent with those in the Companies Act 2006. These changes will reduce the risk of a conflict between the Articles of Association of Carnival plc and the Companies Act 2006 which might otherwise jeopardize the validity of any resolution passed at a shareholder meeting.

Statutory references and definitions. References to sections of the Companies Act 1985 will be replaced by references to the corresponding sections in the Companies Act 2006, where applicable. Various new terms will be defined in the “definitions” section of the Articles of Association of Carnival plc. Certain terms used in the Companies Act 1985 but not in the Companies Act 2006 will be removed from the Articles of Association of Carnival plc. For example (i) references to any “extraordinary general meeting” will become any “general meeting,” (ii) references to “electronic communications” will be replaced by “electronic means”, and (iii) references to any “extraordinary resolution” will be replaced by any ”special resolution” or will be removed altogether, and (iv) the Articles of Association of Carnival plc will no longer permit Carnival plc to pass written resolutions since, as a public limited company, it is no longer allowed to do so.

The boards of directors unanimously recommend a vote FOR the adoption of the Amended and Restated Articles of Association of Carnival plc.

PROPOSAL 8 (Resolution 21)

PROSPECTIVE AMENDMENT OF THE ARTICLES OF ASSOCIATION OF CARNIVAL PLC,

TO TAKE ACCOUNT OF FURTHER LEGISLATIVE CHANGES

WHICH WILL BECOME EFFECTIVE ON OCTOBER 1, 2009

The Companies Act 2006 has been brought into effect in several stages, and there remain certain parts of this legislation which have yet to be implemented. On October 1, 2009, further provisions of the Companies Act 2006 will come into effect which relate to the share capital of UK companies. In particular, UK companies will no longer be required to state the amount of their authorized share capital.

As a result of the terms upon which these legislative changes are being implemented, the existing business objects set out in the incorporation documents of Carnival plc would be taken to form part of the Articles of Association of Carnival plc with effect from October 1, 2009. Since it will no longer be necessary for companies to set out business objects in these terms, the directors are proposing that they be removed entirely, by an amendment to the Articles of Association of Carnival plc, which will become effective on October 1, 2009.

Similarly, the effect of this change in the legislation is that the amount of the authorized share capital of Carnival plc as at October 1, 2009 would be taken as an upper limit on the number of new shares which Carnival plc may allot. Because the allotment of new shares requires the approval of shareholders in any event, it is considered that such a limitation will be inappropriate for many companies. Therefore, the directors are proposing that a resolution be passed which will become effective on October 1, 2009, and if passed, would avoid such a limit on new allotments of shares by amending the Articles of Association of Carnival plc to that effect.

The amendments to the Articles of Association of Carnival plc would have the same effect in respect of either the existing Articles of Association of Carnival plc, or the proposed Amended and Restated Articles of Association of Carnival plc if they are approved and adopted by the passing of Resolution 20.

The boards of directors unanimously recommend a vote FOR the adoption of the prospective amendment to the Articles of Association of Carnival plc.

PROPOSALS 9 & 10 (Resolutions 22 & 23)

APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES

AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS APPLICABLE TO THE ALLOTMENT OF NEW CARNIVAL PLC SHARES

Summary. Proposal 9 (Resolution 22) authorizes the directors of Carnival plc to issue, until the next annual general meeting of Carnival plc, a maximum number of Carnival plc ordinary shares without further shareholder approval. Proposal 10 (Resolution 23) authorizes the directors of Carnival plc to issue, until the next annual general meeting of Carnival plc, a maximum number of Carnival plc ordinary shares for cash without first offering them to existing shareholders in accordance with the pre-emption rights that would otherwise be applicable. As is the case with many UK companies, these resolutions are proposed each year as the directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted without shareholder approval and for shares to be allotted for cash without making a pre-emptive offer. The Carnival plc directors have no current commitments or plans to allot additional shares of Carnival plc.

Discussion. Under Article 30 of the existing Articles of Association of Carnival plc, the directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “Section 80 amount.” An equivalent authority will be provided by Article 30 of the proposed Amended and Restated Articles of Association of Carnival plc, if they are adopted at the annual general meeting, except that the Section 80 amount will henceforth be referred to as the “allotment amount.”

The power to implement the authority provided by Article 30 is sought each year by the proposal of an ordinary resolution to establish the prescribed period and the Section 80 amount (now the “allotment amount”). By passing this ordinary resolution, shareholders are authorizing the board of Carnival plc to issue, during the prescribed period, a maximum number of shares having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

Under Article 31 of the existing Articles of Association of Carnival plc, the directors have, for the same “prescribed period” referred to above, power to allot a small number of ordinary shares for cash without making a pre-emptive offer to existing shareholders up to an aggregate nominal amount known as the “Section 89 amount.” An equivalent authority will be provided by Article 31 of the proposed Amended and Restated Articles of Association of Carnival plc, if they are adopted at the annual general meeting, except that the Section 89 amount will henceforth be referred to as the “disapplication amount.”

The power to implement the authority provided by Article 31 is sought each year by the proposal of a special resolution to establish the Section 89 amount (now the “disapplication amount”). By passing this special resolution, shareholders are authorizing the board of Carnival plc to issue, during the prescribed period, an amount of shares having an aggregate nominal value equal to the disapplication amount, for cash without first offering them to existing shareholders of Carnival plc.

Carnival Corporation’s articles of incorporation do not contain equivalent provisions and holders of Carnival Corporation shares do not have pre-emption rights. Accordingly, no action is required in respect of the ability of Carnival Corporation to allot shares or to disapply pre-emption rights.

In common with many UK companies, resolutions to renew the prescribed period and re-establish the allotment amount and the disapplication amount are normally proposed each year as the directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Resolution 22 (an ordinary resolution) and Resolution 23 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next annual general meeting.

Guidelines issued by the Association of British Insurers, whose member insurance companies are some of the largest institutional investors in UK listed companies, require the allotment amount to be limited to the lesser of (a) the authorized but unissued ordinary share capital and (b) one-third of the issued ordinary share capital. If Resolution 19 is passed, thereby effecting an increase in the amount of the authorized but unissued ordinary share capital of Carnival plc, then by reference to Carnival plc’s issued ordinary share capital on January 15, 2009, the maximum allotment amount is $117,998,296.26, which is equal to 71,083,311 new Carnival plc ordinary shares, being one third of the amount of the issued ordinary share capital. If Resolution 19 were not passed, then the allotment amount would, in effect, be $21,005,110.46, which is equal to 12,653,681 new Carnival plc ordinary shares, being the existing authorized but unissued ordinary share capital of Carnival plc. That number of new ordinary shares is equivalent to approximately 5.9% of Carnival plc’s existing issued ordinary share capital.

Guidelines issued by the Pre-emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange to monitor the operation of the Guidelines, recommend that a resolution to disapply the statutory pre-emption rights provided by UK company law should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company’s issued ordinary share capital. By reference to Carnival plc’s issued ordinary share capital on January 15, 2009, the maximum disapplication amount is $17,699,744.44, which is equal to 10,662,497 new Carnival plc ordinary shares.

In summary, if Proposals 9 and 10 (Resolutions 22 and 23) were passed, the extent of the authority of the directors to allot new Carnival plc ordinary shares for cash on terms which would be dilutive to the existing shareholdings of Carnival plc shareholders, without shareholder approval, would be limited to 10,662,497 new Carnival plc ordinary shares, being 5% of the issued ordinary share capital of Carnival plc at January 15, 2009. The directors have no current commitments or plans to allot additional shares of Carnival plc. Furthermore, the adoption of Proposals 9 and 10 would have no material effect on the ability of Carnival plc to undertake or defend against a takeover attempt.

In October 2008, Carnival Corporation and Carnival plc announced that their boards of directors had authorized issuance of up to 19.2 million Carnival Corporation shares in the U.S. market from time to time in “at the market” transactions with the proceeds being used to repurchase shares of Carnival plc in the UK market on at least an equivalent basis (the “Stock Swap”), with the remaining net proceeds, if any, used for general corporate purposes. When the Carnival plc shares trade at a discount to Carnival Corporation shares, we derive an economic benefit from the Stock Swap. In the event Carnival Corporation shares trade at a discount to Carnival plc shares, Carnival Corporation or Carnival Investments Limited, a subsidiary of Carnival Corporation, may elect to sell Carnival plc shares it owns from time to time in “at the market” transactions with the proceeds being used to repurchase shares of Carnival Corporation in the U.S. market on at least an equivalent basis, with the remaining net proceeds, if any, used for general corporate purposes, again deriving an economic benefit.

The boards of directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.

PROPOSAL 11 (Resolution 24)

GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

In June 2006 Carnival Corporation & Carnival plc announced that their boards of directors had authorized the repurchase of up to an aggregate of $1 billion of Carnival Corporation and Carnival plc shares. By September 19, 2007, the total amount repurchased under the June 2006 authorization was $422 million. On that date, the boards of directors authorized the repurchase of $422 million of shares resulting in an aggregate authorization of $1 billion (the “Repurchase Program”). At January 15, 2009, the remaining availability pursuant to the Repurchase Program was $787 million. It is not our present intention to repurchase Carnival Corporation and/or Carnival plc shares under the Repurchase Program, except for repurchases resulting from the Stock Swap program.

Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act 1985 for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases (within the meaning of Section 163(3) of the Companies Act 1985) of up to 21,318,575 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue) of which an aggregate of 655,450 ordinary shares have been purchased under the Repurchase Program and the Stock Swap through January 15, 2009. That approval expires at the conclusion of Carnival plc’s 2009 annual general meeting. Shareholder approval to effect market purchases of up to 21,324,993 ordinary shares of Carnival plc (being 10% of Carnival plc’s ordinary shares in issue as of January 15, 2009) is being sought.

The boards of directors confirm that the authority to purchase Carnival plc’s shares under the Repurchase Program will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular, the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The boards of directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.

If the boards of directors exercise the authority conferred by Proposal 11 (Resolution 24), we would have the option of holding the shares in treasury, or canceling them. Shares held in treasury can be re-sold for cash, used for employee share schemes or later cancelled. The boards of directors think it prudent to maintain discretion as to dealing with the purchased shares.

The boards of directors consider that any buy back of Carnival plc shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one ordinary share of Carnival plc, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs.

The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of: (i) 105% of the average middle market quotations for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and (ii) that stipulated by Article 5 of Commission Regulation (EC) of 22 December 2003 (No. 2273/2003).

As of January 15, 2009, there are options outstanding to subscribe for 2,982,368 ordinary shares and Carnival plc has issued 799,662 RSUs, which represent in the aggregate approximately 1.77% of Carnival plc’s issued share capital. If 21,324,993 ordinary shares of Carnival plc were purchased by Carnival plc and cancelled, these options and RSUs would represent in the aggregate approximately 1.97% of Carnival plc’s issued share capital.

The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc annual general meeting in 2010 or on October 14, 2010, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The boards of directors unanimously recommend a vote FOR the general authority to buy back Carnival plc ordinary shares.

BOARD STRUCTURE AND COMMITTEE MEETINGS

Independence of Board Members

The boards of directors have determined that each of the following directors is an “independent director” in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with Carnival Corporation & plc other than (1) serving as a director and board committee member, (2) receiving related fees as disclosed in this proxy statement and (3) having beneficial ownership of Carnival Corporation and/or Carnival plc securities as disclosed in the section of this proxy statement entitled “Stock Ownership of Certain Beneficial Owners and Management”: Ambassador Richard G. Capen, Jr., Arnold W. Donald, Richard J. Glasier, Modesto A. Maidique, Sir John Parker, Stuart Subotnick, Laura Weil, Randall J. Weisenburger and Uzi Zucker. Baroness Hogg, who served as a director until April 2008, was also determined to be an “independent director” as set forth above.

Changes in Board Composition

As previously reported, Baroness Hogg decided not to seek re-election to the boards in April 2008 due to additional pressures on her schedule following her appointment as Deputy Chairman of the UK Financial Reporting Council. As a result, her term ended on April 22, 2008.

Board Meetings

During the year ended November 30, 2008, the board of directors of each of Carnival Corporation and Carnival plc held a total of nine meetings. Each Carnival Corporation director and each Carnival plc director attended either telephonically or in person at least 75% of all Carnival Corporation & plc board of directors and applicable committee meetings.

Our Corporate Governance Guidelines provide that our non-management directors will meet privately in executive session at least quarterly. All of our non-management directors, acting in executive session, elected Stuart Subotnick as the Presiding Director to preside at these meetings. Mr. Subotnick also acts as the senior independent director under the UK Combined Code.

All board members are expected to attend our annual meetings of shareholders. At the 2008 annual meetings, all of the board members of each company were in attendance.

Board Committees

The boards delegate various responsibilities and authority to different board committees. The committees regularly report on their activities and actions to the full boards. The board of directors of each of Carnival Corporation and Carnival plc has established standing Audit; Compensation; Executive; Health, Environmental, Safety & Security (“HESS”); and Nominating & Governance Committees, which are comprised of the same directors for each company. A majority of the directors of each company and all of the members of the Audit Committee, Compensation Committee, HESS Committee and Nominating & Governance Committee of each company are independent (as defined by the listing standards of the New York Stock Exchange, SEC rules and the UK Combined Code).

The membership and function of each committee is described below. The Corporate Governance Guidelines and copies of the charters of the Audit, Compensation, HESS and Nominating & Governance Committees are available under the “Corporate Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com and are available in print to any shareholder upon request. Each committee will periodically review its charter in light of new developments in applicable regulations and may make additional recommendations to the boards to reflect evolving best practices. Each committee can engage outside experts, advisers, and counsel to assist the committee in its work.

The following table identifies the current committee members.

Name	Audit	Compensation	Executive	HESS	Nominating & Governance
Micky Arison	—	—	Chair	—	—
Richard G. Capen, Jr.	—	—	—	X	—
Robert H. Dickinson	—	—	—	—	—
Arnold W. Donald	—	Chair	—	X	—
Pier Luigi Foschi	—	—	—	—	—
Howard S. Frank	—	—	X	—	—
Richard J. Glasier	Chair	X	—	—	—
Modesto A. Maidique	X	—	—	—	—
Sir John Parker	—	—	—	Chair	X
Peter G. Ratcliffe	—	—	—	—	—
Stuart Subotnick	X	—	—	—	X
Laura Weil	X	X	—	—	—
Randall J. Weisenburger	X	—	—	—	—
Uzi Zucker	X	—	X	—	Chair
Number of committee meetings/consent actions in fiscal 2008	13	11	4	4	4

Audit Committees. The Audit Committees assist the boards in their general oversight of our financial reporting, internal controls and audit functions, and are responsible for the appointment, retention, compensation, and oversight of the work of our independent auditors and our independent registered certified public accounting firm. Each board of directors has determined that Richard J. Glasier is both “independent” and an “audit committee financial expert,” as defined by SEC rules. In addition, the board of Carnival plc has determined that Richard J. Glasier has “recent and relevant financial experience” for purposes of the UK Combined Code. The boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding the company’s financial statements to serve on the Audit Committees. The responsibilities and activities of the Audit Committees are described in detail in “Report of the Audit Committees” and the Audit Committees’ charter.

Compensation Committees. The Compensation Committees have authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, and administering our stock incentive plans, including reviewing and granting equity-based awards to our executive officers and all other employees. The Compensation Committees also review and determine various other compensation policies and matters, including making recommendations to the boards with respect to the compensation of the non-executive (non-employee) directors, incentive compensation and equity-based plans generally, and administering the employee stock purchase plans. For more information on the responsibilities and activities of the Compensation Committees, including the committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis,” “Executive Compensation,” and the Compensation Committees’ charter.

Executive Committees. The Executive Committees may exercise the authority of the full board between board meetings, except to the extent that the board has delegated authority to another committee or to other persons, and except as limited by applicable law.

HESS Committees. The HESS Committees review and recommend policies relative to the protection of the environment and the health, safety and security of employees, contractors, customers and the public. The HESS Committees also supervise and monitor health, environmental, safety and security policies and programs and review with management significant risks or exposures and actions required to minimize such risks. The HESS Committees’ charter describes the responsibilities and activities of the HESS Committees in detail.

Nominating & Governance Committees. The Nominating & Governance Committees review and report to the boards on a periodic basis with regard to matters of corporate governance. The Nominating & Governance committees also review and assess the effectiveness of the boards’ Corporate Governance Guidelines, make recommendations to the boards regarding proposed revisions to these Guidelines, and make recommendations to the boards regarding the size and composition of the boards and their committees. For more information on the responsibilities and activities of the Nominating & Governance Committees, see “Nomination of Directors,” “Procedures Regarding Director Candidates Recommended by Shareholders” and the Nominating & Governance Committees’ charter.

Additional information with respect to Carnival plc’s corporate governance practices during the 2008 financial year is included in the Carnival plc Corporate Governance Report attached to this proxy statement as Annex C.

Corporate Governance Guidelines

Our Corporate Governance Guidelines address various governance issues and principles, including director qualifications and responsibilities, access to management personnel, director compensation, director orientation and continuing education and annual performance evaluations of the boards and directors. Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com and are available in print to any shareholder upon request.

Nominations of Directors

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Nominating & Governance Committee. As the DLC structure requires that there be identical boards of directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.

The Nominating & Governance Committees actively seek individuals qualified to become board members and recommend to the boards the nominees to stand for election as directors at the annual meetings of shareholders or, if applicable, at a special meeting of shareholders.

When evaluating prospective candidates for director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, such factors, as they deem appropriate, including:

•	the candidate’s judgment;

•	the candidate’s skill;

•	diversity considerations;

•	the candidate’s experience with businesses and other organizations of comparable size;

•	the interplay of the candidate’s experience with the experience of other board members; and

•	the extent to which the candidate would be a desirable addition to the boards and any committees of the boards.

The Nominating & Governance Committees will also use their best efforts to seek to ensure that the composition of the boards at all times adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The Nominating & Governance Committees may consider candidates proposed by management, but are not required to do so. Other than the foregoing, there are no stated minimum criteria for director nominees.

The Nominating & Governance Committees identify nominees by first evaluating the current members of the boards willing to continue in service. Current members of the boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the boards with that of obtaining a new perspective. If any member of the boards does not wish to continue in service or if the Nominating & Governance Committees or the boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. The Nominating and Governance Committees may engage a third party search firm to identify or evaluate or assist in identifying potential nominees. Mr. Weisenburger, who joined the boards in January 2009, was recommended to the Nominating & Governance Committees by a non-executive director.

Procedures Regarding Director Candidates Recommended by Shareholders

The Nominating & Governance Committees will also consider shareholder recommendations of qualified director nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2010 annual meetings, a shareholder must submit his or her recommendation in writing to the attention of our Secretary at our headquarters no later than November 4, 2009. Any such recommendation must include:

•	the name and address of the candidate;

•

a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

•	the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement.

Once we receive the recommendation, we will deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating & Governance Committees.

Communications between Shareholders and the Boards

Shareholders or interested parties who wish to communicate with the boards, the Presiding Director, the non-management directors as a group or any individual director should address their communications to the attention of the Secretary of Carnival Corporation and Carnival plc at 3655 N.W. 87th Avenue, Miami, Florida 33178. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the boards of Carnival Corporation and Carnival plc. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com and is available in print to any shareholder who requests it. The Code of Business Conduct and Ethics may be amended periodically to remain in line with best practices.

DIRECTOR COMPENSATION

Our non-executive directors are entitled to receive an annual retainer of $40,000 per year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), equity compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their board membership. We do not provide retirement benefits or other benefits to our non-executive directors. We reimburse directors for travel expenses incurred for spouses or partners when we request that they attend a special event. Any amount reimbursed for spousal or partner travel is reported below in the “Director Compensation for Fiscal Year 2008” table. The Presiding Director receives an additional retainer of $20,000 per annum. In addition, non-executive directors receive additional compensation for serving as chairman or a member of a board committee. Board members who are employed by us do not receive additional compensation for their services as a member of the boards of directors. The retainer and meeting attendance fees for the board committees in effect during 2008 are as follows:

	Retainer		Attendance Fee
	Chair	Member	In Person	By Telephone
Audit Committees	$23,000	$7,500	$3,000	$1,500
Compensation Committees	$14,000	$3,750	$2,500	$1,250
Executive Committees	—	$3,750	—	—
HESS Committees	$23,000	$3,750	$2,500	$1,250
Nominating & Governance Committees	$10,000	$3,750	$2,500	$1,250

Non-executive directors receive cash fees in quarterly installments. Annual retainers are pro-rated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service.

For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting. Directors who are employed by us or our subsidiaries or acting as our consultants do not receive any additional compensation for their board activities.

Each non-executive director receives an award of 2,500 restricted shares or RSUs under the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan in the form of 2,500 restricted shares or RSUs, which vest in their entirety on the third anniversary of the grant date. Awards of options will no longer be made under this plan. Awards of restricted shares have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Awards of RSUs do not receive dividends or have voting rights. Each RSU awarded is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock, and interest is credited on the amount of cash dividend equivalents at a rate of 2% per annum. The cash and stock dividend equivalents will be distributed upon the settlement of the RSUs upon vesting.

Mr. Dickinson, Mr. Ratcliffe and Ms. Weil received a grant of 2,500 RSUs upon their re-election to the boards on April 23, 2008. The other non-executive directors received an equity award in October 2007. It is anticipated that in the future all non-executive directors will receive their annual awards at the time of their annual election or re-election to the boards. The next annual award is expected to be made in April 2009.

Director Compensation for Fiscal Year 2008

The following table details the total compensation earned by our directors in fiscal 2008, other than Messrs. Arison, Foschi and Frank whose compensation is reflected in the section entitled “Summary Compensation Table,” which follows the Compensation Discussion and Analysis. Board members who are employed by us do not receive additional compensation for their services as a member of the boards of directors. Upon Mr. Ratcliffe’s retirement from employment effective March 6, 2008, he became eligible to receive compensation payable to non-executive directors.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Option Awards(2)(3) ($)	All Other Compensation(4) ($)		Total ($)
Richard G. Capen, Jr.	94,125	—	70,604	10,329		175,058
Robert H. Dickinson	70,000	98,450	—	8,517		176,967
Arnold W. Donald	116,500	—	59,532	16,576		192,608
Richard J. Glasier	141,000	—	54,238	14,766		210,004
Baroness Hogg(5)	34,125	—	—	—		34,125
Modesto A. Maidique	101,000	—	70,604	18,293		189,897
Sir John Parker	111,750	—	—	640		112,390
Peter G. Ratcliffe	51,000	98,450	—	1,815,314	(6)	1,964,764
Stuart Subotnick	135,250	—	48,457	—		183,707
Laura Weil	115,813	142,032	—	—		257,845
Uzi Zucker	106,500	—	70,604	—		177,104

(1)	Refer to the table above describing the board committee membership.
(2)

The amounts included in the table represent the dollar amount recognized for financial reporting purposes with respect to fiscal year 2008, computed in accordance with the provisions of Statement of Financial Accounting Standards No. 123(R) (as amended) – Share-Based Payment (“SFAS No. 123(R)”) related to grants of Carnival Corporation restricted shares, RSUs and options in fiscal year 2008 and in prior years, except that amounts in this table do not reflect a reduction for estimated forfeitures. We calculate compensation expense related to options using the Black-Scholes option-pricing model, disregarding estimates of forfeitures related to service-based vesting conditions. We calculate compensation expense related to a share of restricted stock and an RSU based on the market price of Carnival Corporation common stock or Carnival plc ordinary shares, as applicable, on the date of grant. Refer to footnotes 2 and 12 in the Carnival Corporation & plc financial statements for the year ended November 30, 2008 for a description of the assumptions used to determine the fair value of these awards. As noted in the Carnival Corporation & plc financial statements, share-based payments expense for grants made prior to December 1, 2005 is recognized ratably using the straight-line attribution method over the expected vesting period. The restricted shares and RSUs granted in 2008 to non-executive directors vest on the third anniversary of the grant date. The restricted shares and RSUs granted to non-executive directors vest in full upon the death or disability of the director, and continue to vest in accordance with the original vesting schedule and are not forfeited if a director ceases to be a director for any other reason after having served as a director for at least one year. All of the above directors have served for at least one year. Accordingly, for grants made to directors serving at least one year after December 1, 2005, we are required to recognize the full expense of these awards at the date of the grant. The amount reported for Ms. Weil includes the expense recognized for her 2007 grant of RSUs that were expensed through the first anniversary of her election to the boards in April 2008. Mr. Dickinson, Mr. Ratcliffe and Ms. Weil received a grant of 2,500 RSUs upon their re-election to the boards on April 23, 2008 when the closing price of a share was $39.38. The grant date fair value of each award was $98,450. None of the other non-executive directors received an equity-based award during fiscal 2008.

(3)	The aggregate number of Carnival Corporation and Carnival plc restricted shares, RSUs and options (both exercisable and unexercisable) outstanding at November 30, 2008 are as follows:

Name	Unvested Restricted Shares	Unvested RSUs	Unexercised Options
Richard G. Capen, Jr.	0	2,500	62,000
Robert H. Dickinson	160,000	2,500	464,000
Arnold W. Donald	500	3,250	44,000
Richard J. Glasier	0	2,500	30,000
Modesto A. Maidique	0	2,500	68,000
Sir John Parker	5,000	0	0
Peter G. Ratcliffe	66,589	52,500	200,000
Stuart Subotnick	5,000	0	9,600
Laura Weil	0	4,500	0
Uzi Zucker	2,500	0	43,200

(4)	Represents reimbursement of expenses associated with spousal or partner travel and the incremental cost of cruise benefits.
(5)

Baroness Hogg decided not to seek re-election to the boards in April 2008 due to additional pressures on her schedule following her appointment as Deputy Chairman of the UK Financial Reporting Council. As a result, her term ended on April 22, 2008.

(6)

Mr. Ratcliffe retired from employment effective March 6, 2008. Upon his retirement, he became eligible to receive compensation for his services as a non-executive director. The amount reported includes salary of $327,308, expenses associated with stock and option awards of $1,173,694, and perquisites of $314,312 received by Mr. Ratcliffe during his employment. The stock and option awards related to awards made while Mr. Ratcliffe was an employee and those amounts were calculated as described in footnote 2 above.

The following policies also apply to our non-executive directors:

•

Stock Ownership Guidelines. All non-executive directors are required to own at least 5,000 shares (inclusive of unvested restricted shares, RSUs and shares in a trust beneficially owned by the director) of either Carnival Corporation common stock or Carnival plc ordinary shares. Each of the non-executive directors elected by the shareholders in 2008 have achieved this board mandated requirement. New directors must achieve this requirement no later than two years from the date of their initial election to the boards by the shareholders.

•

Product Familiarization. All non-executive directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay a fare of $35 per day for such cruises. In addition, guests traveling with the non-executive director in the same stateroom are charged a fare of $35 per day. All other charges associated with the cruise (e.g., air fares, fuel supplements, government fees and taxes, gratuities, ground transfers, tours, etc.) are the responsibility of the non-executive director.

Carnival plc

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2008 for non-executive directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this proxy statement.

COMPENSATION DISCUSSION AND ANALYSIS

and

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT—PART I

INTRODUCTION

Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with the UK Directors’ Remuneration Report Regulations 2002 incorporated into the UK Companies Act 1985 (the “DRR Regulations”). Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this proxy statement and includes the additional information that Carnival plc is required to disclose in accordance with the DRR Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.

Parts I and II of the Carnival plc Directors’ Remuneration Report have been drafted in compliance with the DRR Regulations, the Combined Code on Corporate Governance published in June 2006 by the UK Financial Reporting Council (the “UK Combined Code”), the UK Companies Acts 1985 and 2006 and the Listing Rules of the UK Listing Authority. Both Parts I and II form part of the Annual Report of Carnival plc for the financial year ended November 30, 2008.

GENERAL

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and Compensation Committee. However, as is required by the agreements governing the dual listed company (“DLC”) structure, the boards of directors and members of the committees of the boards, including the Compensation Committees, are identical and there is a single management team.

The Compensation Committees determine the compensation policy and the compensation payable to all of our executive officers, including Carnival Corporation & plc’s Chief Executive Officer and Chief Financial Officer. Pursuant to rules promulgated by the SEC and the DRR Regulations, this Compensation Discussion and Analysis reviews the compensation of the following named executive officers (the “NEOs”):

Name	Title
Micky Arison	Chairman of the Boards of Directors and Chief Executive Officer
David Bernstein	Senior Vice President and Chief Financial Officer
Gerald R. Cahill	President and Chief Executive Officer of Carnival Cruise Lines
Pier Luigi Foschi	Chairman and Chief Executive Officer of Costa
Howard S. Frank	Vice Chairman of the Boards of Directors and Chief Operating Officer

Since 2003, the Compensation Committees have engaged a consultant from Watson Wyatt Worldwide (the “Consultant”) as their outside compensation consultant to assist in their annual review of our executive and director compensation programs. Watson Wyatt Worldwide also provides actuarial advice and administrative services to Carnival plc in relation to the UK pension schemes and accounting valuation advice and administrative services with respect to equity awards to Carnival Corporation and Carnival plc. The Compensation Committees do not believe the provision of these services by Watson Wyatt Worldwide results in a conflict of interest as they are administrative in nature and Watson Wyatt Worldwide does not act in a decision-making capacity. The Compensation Committees believe that the Consultant is able to provide objective advice to the Compensation Committees.

OVERALL PHILOSOPHY AND OBJECTIVES

Carnival Corporation & plc is a global entity and is a dual listed company in both the U.S. and UK. Most of the executive officers of Carnival Corporation & plc are located in the U.S., with others based in Europe. As a global entity, it is challenging to establish consistent compensation practices across geographic and corporate lines that satisfy the particular requirements of all jurisdictions. Since the largest presence of executive officers is in the U.S., our compensation policies primarily reflect U.S. market practices and are based on data provided to the Compensation Committees by the Consultant. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Combined Code, as far as practicable, unless the application of those principles would be uncompetitive in the U.S. or other markets, or would restrict Carnival Corporation & plc’s ability to transfer executives between operating units.

The objectives of the Compensation Committees with respect to executive compensation are to create competitive compensation packages that provide both short-term rewards and long-term incentives for positive individual and corporate performances and to increase the alignment of the financial interests of our executive officers and Carnival Corporation & plc’s shareholders. The Compensation Committees’ philosophy is to place more emphasis on the variable elements of compensation, such as the annual cash bonus and equity-based compensation, than on base salary. The Compensation Committees seek to target total direct compensation for each NEO within a reasonable range of the peer group median with the potential for each NEO to receive total direct compensation up to the 75th percentile if performance warrants. The Compensation Committees review the position of each element of total direct compensation relative to the peer group, but does not seek to target each element of total direct compensation to a market reference.

HOW CARNIVAL PAYS FOR PERFORMANCE

Fiscal 2008 Performance

Fiscal 2008 presented a number of challenges to Carnival Corporation & plc’s senior management team. Operating expenses were higher than initially forecast due to highly volatile fuel prices. The onset of a recession and global financial crisis put pressure on revenues. Despite these factors, Carnival Corporation & plc’s operating income slightly increased over the prior year. In addition, Carnival Corporation & plc achieved a slight reduction in net cruise costs (excluding fuel and in constant currency) and successfully launched six new ships across its various brands.

Annual changes in cash compensation for Carnival Corporation & plc’s senior management team, including the NEOs, are managed to closely correlate with changes in operating income as measured at the most relevant levels (corporate and/or operating company). Other considerations impacting cash compensation include changes in responsibility, market pay positioning and comparisons to other Carnival Corporation & plc executives with similar responsibility levels.

At the time fiscal 2008 salaries and target bonuses were established, Carnival Corporation & plc’s operating income was forecast to increase over the prior year by about 10%. The table below shows how fiscal 2008 target cash compensation levels and fiscal 2008 actual cash compensation compared to actual cash compensation for fiscal 2007. Mr. Arison’s actual fiscal 2008 cash compensation reflects his decision to decline a bonus for 2008. Mr. Bernstein and Mr. Cahill’s fiscal 2008 cash compensation reflect increases related to fiscal 2008 being their first full year in their current job responsibilities. Pursuant to his service agreement, Mr. Foschi’s annual cash bonus is based on year-over-year changes in earnings at Costa. Because Mr. Foschi’s service agreement does not include a target bonus, the table below uses Mr. Foschi’s actual fiscal 2007 bonus as his fiscal 2008 target bonus.

NEO	2007 Salary Plus Actual Bonus	2008 Salary Plus Target Bonus	Change from 2007 Salary Plus Bonus	2008 Salary Plus Actual Bonus	Percent of 2008 Target Cash Compensation	Change from 2007 Salary Plus Bonus
Micky Arison	$3,775,000	$4,080,000	8.1%	$880,000	21.6%	-76.7%
David Bernstein	$619,596	$840,000	35.6%	$934,120	111.2%	50.8%
Gerald R. Cahill	$1,625,000	$1,850,000	13.8%	$1,912,288	103.4%	17.7%
Pier Luigi Foschi	€2,075,493	€2,110,493	1.7%	€2,156,209	102.2%	3.9%
Howard S. Frank	$3,575,000	$3,880,000	8.5%	$3,489,400	89.9%	-2.4%

Similar to cash bonuses, equity-based compensation awards for the NEOs are made early in one fiscal year based on overall company and individual officer performance results from the prior year. Unlike the annual cash bonuses, individual equity awards are not directly linked to operating income results from the prior year. Beginning with the equity awards for performance in 2008 (made in early fiscal 2009), the Compensation Committees determined the number of equity awards to grant to the NEOs and all other participants based on the grant date fair value rather than based on share numbers. While the equity awards for fiscal 2008 performance were similar in grant date fair value to those granted for fiscal 2007 performance, this is not necessarily indicative of what equity grant values will be in future years.

The table below compares each NEOs’ fiscal 2008 total direct compensation (salary, annual cash bonus, and equity awards made for fiscal 2008 performance) to both fiscal 2007 total direct compensation and fiscal 2008 target levels. The fiscal 2008 compensation values in this table reflect the fair value of grants made in December 2008 (awarded in fiscal 2009) while the fiscal 2007 compensation values reflect the fair value of grants made in February 2008 (awarded in fiscal 2008). As a result, the total direct compensation for fiscal 2008 does not include the grant date fair value of equity awards shown in the Grants of Plan-Based Awards table following this Compensation Discussion and Analysis that were granted in fiscal 2008 for fiscal 2007 performance. For additional information on the differences in the grant date fair values for awards granted in fiscal 2008 and awards granted in fiscal 2009 for 2008 performance, see the discussion in the subsection below entitled “Equity-Based Awards Made During Fiscal 2009 Based on Fiscal 2008 Performance.” The changes in total direct compensation for the NEOs were primarily driven by the same factors that explain the year-over-year change in NEO cash compensation outlined for the table above.

NEO	2007 Actual Total Direct Compensation	2008 Target Total Direct Compensation	Change from 2007 Total	2008 Actual Total Direct Compensation	Percent of 2008 Target Total Direct Compensation	Change from 2007 Total Direct Compensation
Micky Arison	$7,247,560	$7,698,481	6.2%	$4,498,481	58.4%	-37.9%
David Bernstein	$1,032,996	$1,270,760	23.0%	$1,364,880	107.4%	32.1%
Gerald R. Cahill	$2,658,500	$2,926,924	10.1%	$2,989,212	102.1%	12.4%
Pier Luigi Foschi	€2,766,265	€2,804,476	1.4%	€2,850,192	101.6%	3.0%
Howard S. Frank	$6,468,800	$6,895,393	6.6%	$6,504,793	94.3%	0.6%

Market Comparison

Carnival Corporation & plc’s executive compensation programs are designed to be competitive and to reward financial performance. The total direct compensation provided to our NEOs in fiscal 2008 included salary, an annual bonus and equity-based compensation. As discussed further in this Compensation Discussion and Analysis, in order to assist in its determination of appropriate levels of total direct compensation for each of our NEOs, the Compensation Committees, with the assistance of the Consultant, selects a peer group of companies in order to review executive officer compensation practices at other similarly-sized companies. The peer group of companies referred to by the Compensation Committees when reviewing NEO compensation for 2008 is listed in this Compensation Discussion and Analysis under the heading “Process for Making Compensation Determinations—Competitive Market Analysis.”

An analysis by the Consultant of our aggregate NEO total direct compensation in comparison to our peer group demonstrates that aggregate total direct compensation levels for Carnival Corporation & plc’s NEOs are competitively positioned against other similarly-sized public companies.

The table below compares selected financial data and aggregate total direct compensation for the NEOs based on total direct compensation from companies in our peer group with data and total direct compensation for the NEOs of Carnival Corporation & plc:

	Financial Data(1)				Aggregate NEO Compensation(2)
	Revenue	Market Capitalization	Operating Income	Net Income	Base Salary	Target Annual Bonus	Equity-Based Compensation(3)	Target Total Direct Compensation
75th Percentile	$22,697	$31,091	$3,240	$2,029	$5,255,529	$5,255,529	$16,636,641	$27,531,765
Median	$16,370	$22,304	$2,302	$1,405	$4,049,359	$4,672,651	$12,301,305	$23,062,255
25th Percentile	$11,083	$3,950	$1,089	$662	$3,712,173	$3,621,134	$10,017,540	$18,732,652
Carnival Corporation & plc	$14,646	$16,485	$2,729	$2,330	$4,175,500	$9,619,135	$9,175,393	$22,970,227
Percentile Rank	41st	44th	61st	80th	55th	89th	20th	50th

(1)

Financial data for the peer group is reported in millions and is based on the most recent publicly available information as of November 30, 2008. Financial data for Carnival Corporation & plc is based on the fiscal year ended as of November 30, 2008. Market capitalization for Carnival Corporation & plc is as of November 30, 2008.

(2)

Base salary, annual bonus and equity-based compensation information from the peer group is based on compensation data as reported in their most recently filed proxy statements. Base salary, target annual bonus and equity-based compensation information for Carnival Corporation & plc is based on fiscal year 2008 performance.

(3)	Represents the sum of the grant date fair value of equity-based awards granted in December 2008 for fiscal year 2008 performance.

Based on the data compiled by the Consultant, Carnival Corporation & plc’s fiscal year 2008 revenues and year-end market capitalization are slightly below the peer group median, but its operating income exceeds the peer group median and its net income exceeds the peer group’s 75th percentile. The aggregate target total direct compensation for the Carnival Corporation & plc NEOs approximates the peer 50th percentile. A comparison of aggregate target total direct compensation for these NEOs as compared to the aggregate for the peer group based on the data described above also indicates that our compensation mix places more emphasis on the annual bonus element and less emphasis on equity-based compensation as compared to the practices of the peer group companies.

The Consultant’s analysis suggests that when evaluated as a percentage of revenues and market capitalization, the aggregate total direct compensation for Carnival Corporation & plc’s NEOs approximates the peer group median. However, the aggregate target total direct compensation of these five Carnival Corporation & plc NEOs is below the median as a percentage of operating income and is below the 25th percentile for the peer group as a percentage of net income.

	Financial Data(1)				NEO Total Direct Compensation(2) as Percentage of
	Revenue	Market Capitalization	Operating Income	Net Income	Revenue	Market Capitalization	Operating Income	Net Income
75th Percentile	$22,697	$31,091	$3,240	$2,029	0.18%	0.49%	1.75%	2.56%
Median	$16,370	$22,304	$2,302	$1,405	0.13%	0.14%	0.95%	1.71%
25th Percentile	$11,083	$3,950	$1,089	$662	0.10%	0.08%	0.80%	1.16%
Carnival Corporation & plc	$14,646	$16,485	$2,729	$2,330	0.16%	0.14%	0.84%	0.99%
Percentile Rank	41st	44th	61st	80th	61st	50th	43rd	18th

(1)

Financial data for the peer group is reported in millions and is based on the most recent publicly available information as of November 30, 2008. Financial data for Carnival Corporation & plc is based on the fiscal year ended November 30, 2008. Market capitalization for Carnival Corporation & plc is as of November 30, 2008.

(2)

Total direct compensation is based on the sum of base salary, annual bonus and equity-based compensation. Base salary, annual bonus and equity-based compensation information from the peer group is based on compensation data as reported in their most recently filed proxy statements. Base salary, annual bonus and equity-based compensation information for Carnival Corporation & plc is based on fiscal year 2008.

In summary, these analyses suggest that total direct compensation levels for Carnival Corporation & plc’s NEOs are competitively positioned against other similarly-sized public companies but are also relatively conservative given Carnival Corporation & plc’s profitability and its market capitalization.

PROCESS FOR MAKING COMPENSATION DETERMINATIONS

The Compensation Committees annually determine the compensation of our NEOs. Except for Mr. Foschi who has a service agreement, the compensation for the NEOs is determined by the Compensation Committees using their full discretion to evaluate their individual performance and the overall performance of Carnival Corporation & plc. As part of the annual compensation determination process, Mr. Arison and Mr. Frank recommend to the Compensation Committees key initiatives and goals for Carnival Corporation & plc at the beginning of each year. After the fiscal year is complete, Mr. Arison and Mr. Frank review with the Compensation Committees the results of those initiatives, progress towards goals and other material items relating to overall Carnival Corporation & plc performance.

The Consultant attends all meetings of the Compensation Committees and, upon request, provides its views on proposed actions by the Compensation Committees. The Compensation Committees interact with management of Carnival Corporation & plc on compensation issues primarily through communications, meetings and discussions with Mr. Arison and Mr. Frank, who also attend meetings of the Compensation Committees as requested by the Compensation Committees.

During 2008, new annual bonus programs were adopted for corporate executive officers, other corporate management staff and for senior management at Carnival Cruise Lines, Carnival UK, Holland America Line, Princess Cruise Lines and P&O Cruises Australia. Messrs. Arison, Frank, and Bernstein participate in the Carnival Corporation & plc Management Incentive Plan for Executive Officers (the “Corporate Plan”) and Mr. Cahill participates in the Carnival Cruise Lines Management Incentive Plan (the “CCL Plan”). The new annual bonus programs were designed through a collaborative effort involving the Compensation Committees, the Consultant and select members of Carnival Corporation & plc’s management, including Messrs. Arison, Frank and Bernstein, as well as the chief executives of the participating operating companies.

Competitive Market Analysis

When determining each element of NEO compensation, the Compensation Committees annually review the compensation practices of certain other publicly-listed companies with the assistance of their Consultant. The annual market assessment consists of an analysis of top officer pay at a group of publicly-listed peer companies, as well as survey data described further below. Based on the recommendations of the Consultant, the Compensation Committees approve a peer group before the annual assessment commences. The peer group used when determining the compensation for the NEOs in 2008 consisted of 15 U.S. publicly-listed companies comparable in size to Carnival Corporation & plc (considering revenue, market capitalization, operating income, total assets and reported full time employees) and reflect a balanced group of comparable media, entertainment, consumer goods and services and retailing companies. During fiscal 2008, Hilton Hotels Corporation, one of the peer group companies, became a private corporation. As a result, its NEO compensation data was removed from the peer group and not considered when determining the final 2008 annual cash bonuses and equity grants awarded in early 2009. However, the Compensation Committees believe there are no public companies that are directly relevant to Carnival Corporation & plc in terms of comparing executive officer pay. The only direct peer is Royal Caribbean Cruises Ltd., which is a substantially smaller corporation. The other selected companies have some characteristics similar to Carnival Corporation & plc, but they also have some significant differences.

2008 Peer Group Companies

Anheuser-Busch Companies, Inc.	NIKE, Inc.
Colgate-Palmolive Company	Royal Caribbean Cruises Ltd.
Macy’s, Inc.	Starbucks Corporation
General Mills, Inc.	Starwood Hotels & Resorts Worldwide, Inc.
Hilton Hotels Corporation	Target Corporation
Marriott International Inc.	The DIRECTTV Group, Inc.
McDonald’s Corporation	The Walt Disney Company
MGM Mirage

When determining the appropriate level of each element of total direct compensation, the Compensation Committees also review compensation data assembled by the Consultant that is derived from recognized executive compensation surveys. The Consultant develops market references for each NEO position in order to gauge the pay of other officers holding similar positions at other companies. The Compensation Committees review the market references primarily to ensure that the executive compensation program is generally competitive, but do not use the data as a benchmark. For fiscal year 2008, the market data were derived from the Watson Wyatt Top Management Compensation Survey and Mercer Executive Benchmark Database. The references developed for the Compensation Committees from these surveys are based on data reported by hundreds of companies with revenues in excess of $10 billion. Because these surveys are national, non-industry specific reports including data from hundreds of companies, the Compensation Committees are not shown the identities of the companies participating in the reports.

As discussed above, the aggregate fiscal 2008 target total direct compensation for the NEOs approximated the peer group 50th percentile. The aggregate fiscal 2008 target total direct compensation includes fiscal 2008 salaries, actual bonuses paid for fiscal 2008 performance and, for administrative purposes, the grant date fair value of equity grants made in December 2008 for performance during fiscal 2008.

NEO COMPENSATION DESIGN AND ELEMENTS

The compensation elements for our NEOs consist of base salary, an annual cash bonus, equity-based compensation, retirement benefits, perquisites and other benefits.

The compensation practices for our NEOs vary due to the structure of Carnival Corporation & plc. Three of our NEOs (Messrs. Arison, Bernstein and Frank) had company-wide roles during fiscal 2008 and two of our NEOs (Messrs. Cahill and Foschi) were chief executive officers of an operating unit during fiscal 2008. As a result, the compensation practices for these two groups are different. Carnival Corporation & plc’s business strategy gives the chief executive officer of each operating unit a greater degree of responsibility and autonomy as compared to more centralized companies. As a result Carnival Corporation & plc provides these executives a level of compensation opportunity that is higher than typical market practice for operating unit executives and an annual cash bonus program placing more emphasis on performance of their respective operating unit. Moreover, the benefits and perquisites and certain elements of the equity-based awards vary among the NEOs to reflect local market practices where an NEO resides.

Mr. Foschi’s cash compensation is payable in euros. For purposes of this discussion, his compensation has been converted into U.S. dollars at the average exchange rate of the dollar for the 2008 fiscal year of $1.49:€1, unless otherwise noted.

Base Salaries

A.	General

Base salaries are intended to provide a baseline level of fixed compensation that reflects each NEO’s level of responsibility. Base salaries for 2008 to our NEOs are reported in the “Summary Compensation Table.” With the exception of Mr. Foschi, our NEOs do not have agreements that establish a minimum base salary. Mr. Foschi’s service agreement sets forth a minimum base salary of €872,000. The Compensation Committees annually review the NEO’s performance and may increase their base salary in their discretion if merited by performance or other market factors in order to attract and retain our executives.

Salaries are established for NEOs after performance results for the prior fiscal year are available. Mr. Arison and Mr. Frank review the annual market assessment provided by the Consultant, as well as individual and operating unit performance, and provide the Compensation Committees with recommended salaries for all NEOs, except for their own salaries. The recommendations include a capsule review of each NEO’s individual performance for the prior fiscal year.

Mr. Arison and Mr. Frank also submit a self-assessment regarding the performance of the overall corporation and summarize their individual activities and outcomes as compared to the goals as presented to the Compensation Committees at the beginning of the year. The Compensation Committees determine the salaries for Mr. Arison and Mr. Frank, and may also request recommendations from the Consultant. The base salaries of Mr. Arison and Mr. Frank typically are within $100,000 reflecting the belief of the Compensation Committees that they have a similar level of job responsibility and both have significant impact on the success of Carnival Corporation & plc.

B.	2008 Base Salaries and Analysis

The Compensation Committees approved salary increases for the NEOs after reviewing the competitive market assessment for total direct compensation, the fiscal 2007 performance and results of Carnival Corporation & plc (for the NEOs with company-wide roles) or the 2007 performance and results of the respective operating unit (for those NEOs who were chief executive officers of an operating unit) and the individual contributions of each NEO, as follows:

NEO	Fiscal 2007 Base Salary	Fiscal 2008 Base Salary	Percentage Increase (%)
Micky Arison	$850,000	$880,000	3.5
David Bernstein	$300,000	$350,000	16.7
Gerald R. Cahill	$625,000	$750,000	20.0
Pier Luigi Foschi(1)	€915,000	€950,000	3.7
Howard S. Frank	$750,000	$780,000	4.0

(1)

Mr. Foschi’s base salary is payable in euros. His base salary is equivalent to $1,244,400 for fiscal 2007 and $1,415,500 for fiscal 2008 when converted into U.S. dollars at the average exchange rate for fiscal 2007 of $1.36: €1 and fiscal 2008 of $1.49: €1.

The Compensation Committees determined to increase base salaries for Mr. Arison and Mr. Frank for fiscal 2008 in response to their satisfactory performance results during 2007 and recognizing that their base salaries did not change from fiscal 2006 to fiscal 2007. The 2008 base salaries for both Mr. Arison and Mr. Frank were below the median market references developed by the Consultant.

Mr. Bernstein’s base salary increase reflected his performance since assuming the role of Chief Financial Officer during 2007 and recognized that his initial salary level and total direct compensation were at the low end of market references for chief financial officers.

Mr. Cahill’s base salary increase reflected consideration of base salary levels and total compensation for top executives of large business units as reflected in the market references as well as those of other operating company chief executives within Carnival Corporation & plc. It also reflected an assessment of Mr. Cahill’s performance as President and Chief Executive Officer of Carnival Cruise Lines during the latter part of 2007 and recognized that his base salary had not been adjusted at the time he assumed this new role.

Mr. Foschi’s base salary increase reflected the strong operating performance results achieved during 2007 by the operating units led by Mr. Foschi and his efforts in developing the business under his responsibility.

Annual Cash Bonuses

A.	General

The performance-related annual cash bonus is the most significant cash compensation feature of our executive compensation program. In fiscal 2008, each NEO’s target bonus comprised the majority of their respective total cash compensation, supporting Carnival Corporation & plc’s objective to pay for performance. Annual cash bonus payments are intended to reward short-term individual and corporate and operating unit performance results and achievements. The emphasis on the annual cash bonus allows Carnival Corporation & plc greater flexibility in rewarding favorable individual and corporate performance than is possible under a compensation structure where the majority of compensation is a fixed salary.

B.	2008 Annual Cash Bonuses and Analysis

During 2008, the annual cash bonuses for NEOs, other than Mr. Foschi, were determined in accordance with annual bonus programs adopted in 2008 and described below.

The Corporate Plan

Messrs. Arison, Bernstein and Frank, who have company-wide roles, participate in the Corporate Plan, which was adopted in January 2008. The Corporate Plan is designed to focus the attention of these NEOs on achieving outstanding performance results as reflected by income from operations of Carnival Corporation & plc and other relevant measures.

In January 2008, being the first year for participation in the Corporate Plan, the Compensation Committees set the initial target bonuses for Messrs. Arison, Bernstein and Frank after consideration of both competitive market assessment data and historical bonus payout levels at Carnival Corporation & plc, along with corresponding Carnival Corporation & plc financial performance results. They also considered that the Operating Income Target for fiscal 2008 was approximately 10% over the actual operating income achieved in fiscal 2007. For fiscal 2008, the Compensation Committees established target bonuses of $3,200,000 for Mr. Arison, $3,100,000 for Mr. Frank and $490,000 for Mr. Bernstein. When these targets are combined with their 2008 base salary, their target cash compensation for fiscal 2008 represented an increase of approximately 8% for Mr. Arison, 8.5% for Mr. Frank and 29% for Mr. Bernstein, over their respective aggregate cash compensation paid in 2007.

The Corporate Plan contains a schedule that calibrates the Operating Income Target for the year with the target bonus for each participant. The performance range in the schedule is from 72% to 123% of the Operating Income Target with corresponding preliminary bonus funding ranging from 50% to 150% of each NEO’s target bonus. Results between the goals and performance levels shown in the following table are interpolated to derive a percentage. The Operating Incomes, performance levels and resulting performance level payouts for fiscal 2008 were as follows:

Operating Income	Performance Level (% of Target Achievement)	Resulting Percent of Target Bonus
$2,166,956,000	Threshold (72%)	50%
$3,009,661,000	Target (97% - 103%)	100%
$3,701,883,000	Maximum (123%)	150%

Following the end of the fiscal year, the Compensation Committees confirmed funding guideline bonus amounts for the NEO participants based on the actual Operating Income results achieved during fiscal 2008. The Compensation Committees then considered other factors deemed relevant to the performance of Carnival Corporation & plc, including fuel prices. The Compensation Committees also considered other factors relevant to the performance of each participant such as successful implementation of strategic initiatives and business transactions, significant business contracts, departmental accomplishments, executive recruitment, new ship orders, and management of health, environment, safety and security matters. Based on such factors the Compensation Committees determined the final bonus amounts.

Mr. Arison and Mr. Frank made recommendations to the Compensation Committees for all NEO cash bonuses except for their own. The recommendations included a capsule review of the prior fiscal year performance of each NEO. Mr. Arison and Mr. Frank also submitted self-assessments to the Compensation Committees summarizing their own activities and outcomes as compared to their goals, as well as Carnival Corporation & plc’s overall performance. Their bonuses were then determined by the Compensation Committees, which requested input from the Consultant.

Actual Operating Income for fiscal 2008 was $2.729 billion, or 91% of the Operating Income Target, and was slightly increased over fiscal 2007. The achievement of 91% of the Operating Income Target resulted in a funding guideline equal to 87% of a participant’s target bonus. Mr. Arison informed the Compensation Committees that he voluntarily elected to forego any bonus for fiscal 2008 and the Compensation Committees agreed to honor his request. Based on the bonus funding schedule set forth in the Corporate Plan, the Compensation Committees awarded Mr. Frank a fiscal 2008 bonus of $2,709,400 or approximately 87% of his target. This bonus represents a 4% decline from Mr. Frank’s fiscal 2007 bonus.

Based on the bonus funding schedule for fiscal 2008, Mr. Bernstein’s fiscal 2008 funding guideline under the Corporate Plan was calculated at $428,260 or approximately 87% of his target. Based on the recommendations of Messrs. Arison and Frank, the Compensation Committees determined to increase Mr. Bernstein’s fiscal 2008 bonus by $155,860, for a fiscal 2008 final bonus of $584,120, or 119% of his target. The increase reflects the especially strong performance of Mr. Bernstein in his first full year of being Chief Financial Officer amid challenging economic times.

The CCL Plan

The annual bonus for Mr. Cahill, the President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation, is contained in the CCL Plan. For fiscal 2008, the Compensation Committees established Mr. Cahill’s target bonus at $1,100,000 after consideration of the competitive market assessment data, his individual historical bonus levels and the aggregate compensation levels of the other chief executives of the operating companies within Carnival Corporation & plc. His target represented a 10% increase over his fiscal 2007 bonus.

The CCL Plan determines a participant’s bonus funding guideline based on bonus schedules that are weighted 75% by CCL Operating Income Target and 25% by Carnival Corporation & plc Operating Income Target for the fiscal 2008 plan year. The CCL Operating Income Target for fiscal 2008 was equal to the fiscal 2007 result achieved, adjusted for changes in capacity and the price of fuel. Both the CCL Operating Income Target and the actual CCL Operating Income achieved for fiscal 2008 were measured using a constant fuel price per ton. The Carnival Corporation & plc Operating Income Target and actual Operating Income for fiscal 2008 are as described above for the Corporate Plan.

The actual CCL Operating Income for fiscal 2008 was approximately 105% of its target and the actual Carnival Corporation & plc Operating Income for fiscal 2008 was 91% of its target, resulting in a funding guideline equal to 105% of a participant’s target bonus as a result of the performance leverages described further in the narrative disclosure following the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2008” table. Based on the funding guideline for fiscal 2008, the Compensation Committees awarded Mr. Cahill a fiscal 2008 bonus of $1,162,288 or approximately 105% of his target. This bonus represents a 16% increase from Mr. Cahill’s fiscal 2007 bonus. The Compensation Committees approved his bonus based upon the bonus funding schedule set forth in the CCL Plan after reviewing the recommendation of Mr. Arison and Mr. Frank, which reflected an assessment of Mr. Cahill’s strong individual performance and contributions during his first full year as President and Chief Executive Officer of Carnival Cruise Lines.

For more detailed information regarding the Corporate Plan and the CCL Plan, please refer to the narrative disclosure following the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2008” table and the exhibit index to the most recently filed Carnival Corporation & plc joint Annual Report on Form 10-K.

Pier Luigi Foschi

The annual cash bonus of Mr. Foschi is determined in accordance with his service agreement pursuant to which he receives an annual guaranteed bonus of €669,000 ($996,810), plus an additional amount based on the compounded year-over-year percentage increases in consolidated adjusted net income of Costa from the base year (limited to an increase of 20% per year and adjusted to exclude non-recurring gains and losses). Based on this formula, Mr. Foschi’s total annual cash bonus for 2008 was €1,206,209 ($1,797,251), representing a 3.9% increase from 2007.

Specific formulas are contained in Mr. Foschi’s service agreement, but generally adjust for nonrecurring gains and losses. For a more detailed explanation of this agreement, please refer to the exhibit index to the most recently filed Carnival Corporation & plc joint Annual Report on Form 10-K.

C.	2009 Target Bonuses

Pursuant to the terms of the Corporate Plan and the CCL Plan, the Compensation Committees have set the target bonuses for 2009 for the NEOs who participate in a management incentive plan as follows: $2,524,160 for Mr. Arison, $438,884 for Mr. Bernstein, $1,133,000 for Mr. Cahill and $2,445,280 for Mr. Frank. Mr. Foschi’s fiscal 2009 bonus will be determined in accordance with the terms of his service agreement. Mr. Arison’s and Mr. Frank’s fiscal 2009 target bonuses decreased as a result of a decrease in the Operating Income Target in accordance with the terms of the Corporate Plan, which is described in the narrative disclosure following the “Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal 2008” table. The target bonus for Mr. Bernstein also was reduced based on the Corporate Plan’s adjustment to the Operating Income Target, but by a lesser amount in recognition of Mr. Bernstein’s strong individual performance in his first full year as Chief Financial Officer. The CCL Operating Income Target for fiscal 2009 is equivalent to the CCL Operating Income result in fiscal 2008 (adjusted for changes in capacity). In consideration of this performance target, the Compensation Committees increased Mr. Cahill’s target bonus under the CCL Plan by 3%.

Equity-Based Compensation

A.	General

The Compensation Committees award equity-based compensation to NEOs to provide long-term incentives and align management and shareholder interests. Awards are granted pursuant to the Carnival Corporation 2002 Stock Plan or the Carnival plc 2005 Employee Share Plan, which have been approved by Carnival Corporation & plc’s shareholders. Messrs. Arison, Bernstein, Cahill and Frank receive equity awards under the Carnival Corporation 2002 Stock Plan. Mr. Foschi receives awards under the Carnival plc 2005 Employee Share Plan. These awards are in the form of restricted shares or RSUs, which appreciate or depreciate in value based on the trading price of our shares. The equity-based compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance and align the interests of the executive with our shareholders’ interests. Existing ownership levels are not a factor in award determinations, as we do not want to discourage executives from holding significant amounts of Carnival Corporation & plc shares.

When the Compensation Committees set annual total direct compensation, they believe that a significant percentage of compensation should be equity-based, rather than paid in cash. The specific equity awards granted to NEOs reflect the desire of the Compensation Committees to have a substantial portion of compensation be in the form of equity-based compensation. The number and form of equity awards granted annually to our NEOs are determined both in the discretion of the Compensation Committees and pursuant to certain agreements with certain NEOs. In 1998, Mr. Arison and Mr. Frank entered into Long-Term Equity Incentive Compensation Agreements that provide for an annual grant of restricted shares. These grants are subject to the Compensation Committees’ review of their performance taking into consideration each NEO’s long-term contributions. The terms of these agreements are described below in the narrative disclosure following the “Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal 2008” table.

The number of equity awards granted to the other NEOs is determined by the Compensation Committees after reviewing the recommendation of Mr. Arison and Mr. Frank, the size of the NEO’s prior year award and other elements of an NEO’s current year compensation. As shown in the graph above describing the Carnival NEO Average Pay Mix, on a combined basis, approximately 40% of our NEO’s total direct compensation for fiscal 2008 was provided in the form of equity-based awards. The Compensation Committees seek to keep total direct compensation competitive in relationship to the peer group. As such, the Compensation Committees also review the peer group and survey data for long-term incentive compensation provided by the Consultant to confirm that the value of an NEO’s aggregate equity-based compensation remains competitive in the marketplace. The Compensation Committees do not benchmark the value of equity-based compensation against market references. Rather, the peer group and survey data are used as a general reference to assist the Compensation Committees in their deliberations.

Equity-based awards granted during fiscal 2008 were made in the form of restricted shares or RSUs and the Compensation Committees expect this practice to continue in future years unless market trends and practices, expense implications, tax efficiencies or other considerations warrant reconsideration of the form of equity-based awards. As explained in our prior year proxy statement, the Compensation Committees consolidated the grant of all employee equity awards to a single date. During fiscal 2008, all equity awards for services during fiscal 2007 were made in February 2008. The Compensation Committees reviewed proposed award levels for the NEOs at the same January meeting where 2008 salaries and 2007 annual bonuses were determined. The February award date was selected based on an understanding that awards denominated in Carnival plc shares could not be made until the Carnival plc’s Annual Report for the prior year was filed. Subsequent to the awards in February 2008 and following discussions with UK regulators, it was determined that awards denominated in Carnival plc shares could be made once the Carnival Corporation & plc prior year financial results were made public through the earnings release, which usually occurs in December.

The Compensation Committees met in December 2008 to determine the fiscal 2008 annual cash bonuses for the NEOs. They also determined the equity awards to be granted in fiscal year 2009 for performance during fiscal

2008, including awards to the NEOs. The restricted share and RSU awards for performance during fiscal 2008 were approved by the Compensation Committees in December 2008, after the public release of earnings results for fiscal 2008. The Compensation Committees expect that future annual equity awards will be made following their regularly scheduled January meeting each year.

The vesting of equity-based awards made to the NEOs are not subject to performance criteria. While the UK Combined Code provides that performance criteria should apply to the vesting of equity-based incentive awards, the Compensation Committees have deemed it appropriate to take account of practice in Carnival Corporation & plc’s main market for executive talent, the U.S., and the need to be able to move senior executives around the organization. Although equity awards vest based on continued service, the experience and long-term performance of individuals is taken into account in determining the size of annual awards made to individual executives.

B.	Equity-Based Awards Made During Fiscal 2008 Based on Fiscal 2007 Performance

Equity-based awards made during fiscal 2008 were based on performance during fiscal 2007. All participants, including the NEOs, received restricted shares or RSUs in February 2008 that cliff vest after three years, in conformity with the UK Combined Code. The NEOs received restricted shares of Carnival Corporation common stock under the Carnival Corporation 2002 Stock Plan, with the exception of Mr. Foschi who received Carnival plc RSUs under the Carnival plc 2005 Employee Share Plan. The equity-based awards made to the NEOs were as follows:

NEO	Restricted Shares/RSUs (#)	Grant Date Fair Value of Stock Awards(1)
Micky Arison	84,000	$3,472,560
David Bernstein	10,000	$413,400
Gerald R. Cahill	25,000	$1,033,500
Pier Luigi Foschi	25,000	€701,908	(2)
Howard S. Frank	70,000	$2,893,800

(1)	The value of the stock awards has been calculated by reference to price of Carnival Corporation common stock on the New York Stock Exchange on the date of grant.
(2)

The Carnival plc shares awarded to Mr. Foschi are denominated in sterling. Because Mr. Foschi is compensated in euros, the value of the Carnival plc shares awarded to Mr. Foschi has been converted from sterling into euro based on the February 20, 2008 exchange rate of €1.33:£1.

The Compensation Committees approved grants of 84,000 restricted shares to Mr. Arison and 70,000 restricted shares to Mr. Frank under the Carnival Corporation 2002 Stock Plan pursuant to their Executive Long-Term Compensation Agreements, which are described further in the narrative disclosure to the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal Year 2008” table. In accordance with those agreements, these grants were contingent on the Compensation Committees’ determination that their long-term and recent performance was satisfactory.

The Compensation Committees approved the equity-based awards to Messrs. Bernstein, Cahill and Foschi after considering the recommendations received from Mr. Arison and Mr. Frank and reviewing their long-term and fiscal 2007 performance. The size of the equity awards made to Messrs. Bernstein, Cahill and Foschi were determined based on their historical equity award levels, each NEO’s role and responsibilities, and individual contributions to the performance of Carnival Corporation & plc. The Compensation Committees determined the size of Mr. Bernstein’s equity award after reviewing market data in the context of his total direct compensation and considering his new role as Chief Financial Officer and his strong individual performance in transitioning to his new role.

The number of restricted shares and RSUs granted to our NEOs during fiscal 2008 are shown in the “Grants of Plan-Based Awards in Fiscal Year 2008” table and are included in the “Outstanding Equity Awards at 2008 Fiscal Year-End” table.

C.	Equity-Based Awards Made During Fiscal 2009 Based on Fiscal 2008 Performance

Equity-based awards made during fiscal 2009 were based on performance during fiscal 2008. All participants in the Carnival Corporation 2002 Stock Plan and the Carnival plc 2005 Employee Share Plan, including the NEOs, received restricted shares or RSUs in December 2008 that cliff vest after three years, in conformity with the UK Combined Code. The Compensation Committees determined to base NEO equity awards for 2008 and future years in terms of value following the Consultant’s review of equity award practices at large UK and U.S. public companies, including the 2008 peer group used in evaluating NEO compensation. Basing equity awards on value will facilitate comparisons to external market references and also to other forms of remuneration such as salaries, bonuses and benefits. Value-based equity awards will also help Carnival Corporation & plc more effectively manage stock compensation expense.

The fair value of the awards for each NEO’s December 2008 equity grant was substantially the same fair value as the awards made in February 2008. Because the market prices of both Carnival Corporation and Carnival plc shares declined from February 2008 to December 2008, the number of restricted shares awarded to each NEO correspondingly increased.

The Compensation Committees approved the equity-based awards to the other NEOs after consideration of recommendations received from Mr. Arison and Mr. Frank and reviewing their long-term and fiscal 2008 performance. The NEOs received restricted shares of Carnival Corporation common stock under the Carnival Corporation 2002 Stock Plan, with the exception of Mr. Foschi who received Carnival plc RSUs under the Carnival plc 2005 Employee Share Plan. The equity-based awards made to the NEOs in December 2008 were as follows:

NEO	Restricted Shares/RSUs (#)	Grant Date Fair Value of Stock Awards(1)
Micky Arison	149,524	$3,618,481
David Bernstein	17,800	$430,760
Gerald R. Cahill	44,501	$1,076,924
Pier Luigi Foschi	44,880	€718,403	(2)
Howard S. Frank	124,603	$3,015,393

(1)	The value of the stock awards has been calculated by reference to the price of Carnival Corporation common stock on the New York Stock Exchange on the date of grant.
(2)

The Carnival plc shares awarded to Mr. Foschi are denominated in sterling. Because Mr. Foschi is compensated in euros, the value of the Carnival plc shares awarded to Mr. Foschi has been converted from sterling into euro based on the December 19, 2008 exchange rate of €1.07:£1

A portion of the awards made to Mr. Arison and Mr. Frank, specifically 84,000 restricted shares to Mr. Arison and 70,000 restricted shares to Mr. Frank, were made under the Carnival Corporation 2002 Stock Plan pursuant to their Executive Long-Term Compensation Agreements. These grants were contingent on the Compensation Committees’ determination that their long-term and recent performance was satisfactory.

The number of restricted shares and RSUs granted to our NEOs in December 2008 for fiscal 2008 performance are not reflected in the “Summary Compensation Table” or shown in the “Grants of Plan-Based Awards in Fiscal Year 2008” table or the “Outstanding Equity Awards at 2008 Fiscal Year-End” table since these tables report compensation awarded or equity held as of the end of fiscal year 2008.

Perquisites and Other Compensation

The NEOs are provided various perquisites believed by the Compensation Committees to be representative of common practices for executives in their respective countries. Some of Mr. Foschi’s perquisites and other benefits are provided pursuant to terms of his service agreement and are consistent with the executive compensation practices where he resides. The Compensation Committees believe these benefits are standard in the hospitality industry. The Compensation Committees, with the assistance of the Consultant, review perquisites provided to the NEOs on a periodic basis and believe the perquisites provided by Carnival Corporation & plc continue to be a standard industry element of the overall compensation package used to attract and retain such officers. The last review by the Compensation Committees occurred in fiscal year 2006. The perquisites received by each NEO in fiscal 2008, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table” and its accompanying footnotes.

In February 2006, the Compensation Committees approved a policy to establish procedures and controls as to the authorized use of aircraft owned or chartered by Carnival Corporation & plc (the “Aircraft”). According to the policy, the Aircraft can only be used for business purposes, except that Mr. Arison and Mr. Frank (with the authorization of Mr. Arison) are authorized to use the Aircraft for personal travel. Guests may accompany these executives when traveling. Because there is no determinable incremental cost for this benefit, no amount is allocated for a guest’s travel when accompanying an NEO traveling for business purposes in the “Summary Compensation Table.” Personal use of the Aircraft is taxable to the NEOs as required by law.

POST-EMPLOYMENT COMPENSATION OBLIGATIONS

Carnival Corporation & plc does not have any change of control agreements that provide cash severance to our NEOs upon a change of control of Carnival Corporation & plc. With the exception of Mr. Foschi, we do not have employment agreements with any of our NEOs that provide cash severance benefits in connection with an executive’s termination of employment. Under his service agreement, Mr. Foschi is generally entitled to an amount equal to one-year base salary and bonus if his employment is terminated. The Compensation Committees believe that the severance benefits provided to Mr. Foschi under his service agreement are reasonable and in accordance with market practice in Italy. Upon termination of employment for certain circumstances or upon a change of control, our NEOs may be entitled to receive accelerated vesting of equity awards. These benefits are provided under the terms of the plans pursuant to which the equity grants were awarded and under individual agreements with certain NEOs. The Compensation Committees believe these arrangements are reasonable and encourage an executive to comply with post-termination restrictive non-compete covenants and to cooperate with us both before and after their employment is terminated. In fiscal year 2008, the Compensation Committees included post-termination restrictive non-compete covenants in the terms of all equity-based compensation awarded to the NEOs. The Compensation Committees did not modify any other policy or agreement relating to benefits or payments to be received upon termination of employment or in connection with a change of control during fiscal 2008. The benefits that our NEOs may be eligible to receive in connection with termination of employment or upon a change of control are described in detail in this proxy statement under the heading “Potential Payments Upon Termination or Change of Control.”

Pensions and Deferred Compensation Plans

As part of the overall compensation program, Carnival Corporation & plc operates various group pension programs for its executives in which certain of the NEOs also participate. Under the Carnival Corporation pension programs, base salaries and annual cash bonuses are used to determine pension benefits. The Compensation Committees believe that these pension plans enhance our executive compensation package. The primary objective of our pension plans is to attract and retain our executives.

Messrs. Arison, Cahill and Frank receive retirement benefits under the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees (the “Retirement Plan”) and Mr. Frank also participates in the Carnival Corporation Supplemental Executive Retirement Plan (“Carnival SERP”). Information regarding defined benefit retirement plan benefits for each of the NEOs is shown in the “Pension Benefits in Fiscal Year 2008” table. The benefit formula for these plans is described under the “Pension Benefits in Fiscal Year 2008” table.

Messrs. Bernstein, Cahill and Frank also participate in a nonqualified deferred compensation plan established by Carnival Corporation. Carnival Corporation offers the Carnival Corporation Fun Ship Nonqualified Savings Plan (the “Savings Plan”), which is a nonqualified defined contribution plan whereby certain executives may defer salary and/or bonus amounts into the Savings Plan. However, because Mr. Bernstein is not a participant in the Retirement Plan which was closed to participation prior to his commencement of employment, Carnival Corporation matches 50% of every dollar Mr. Bernstein defers into the Savings Plan up to the lower of (i) 50% of the U.S. Internal Revenue Service qualified plan limitation (which in 2008 was $15,500) or (ii) 6% of his annual base salary (before any pre-tax contributions from his pay and taxes) and bonus. Additional information regarding the Savings Plan is described under the “Nonqualified Deferred Compensation in Fiscal Year 2008” table. Information regarding nonqualified deferred compensation for each of the NEOs is shown in the “Nonqualified Deferred Compensation in Fiscal Year 2008” table.

Because Mr. Frank continued in his role past the normal retirement age of 65 and because he had achieved the maximum service credits under both the Retirement Plan and the SERP, the Compensation Committees determined during fiscal 2007 that he should be allowed to receive his accrued benefits from these plans. In accordance with the transition relief contained in U.S. Internal Revenue Service Notice 2006-79 and the applicable Section 409A Treasury Regulations, to allow new elections in 2007 as to the time and form of distributions under the Carnival SERP for amounts that are otherwise payable in 2008 or later. Mr. Frank elected to receive in January 2008 the lump sum present value of his benefit under the Retirement Plan of $17,343,824 and the Carnival SERP of $3,577,847.

Mr. Foschi does not participate in any pensions or defined benefit pension plans sponsored by Carnival Corporation or Carnival plc.

IMPACT OF REGULATORY REQUIREMENTS ON COMPENSATION

In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual) and regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on appropriate design and operation of executive remuneration programs is increasingly a complex exercise. Technical issues are evaluated along with Carnival Corporation & plc’s philosophy and objectives for executive compensation and its corporate governance principles.

The Emergency Economic Stabilization Act of 2008 added Section 457A to the U.S. Internal Revenue Code (“Section 457A”), which applies to foreign corporations, including Carnival Corporation, that maintain nonqualified deferred compensation plans. Under Section 457A, participants in a nonqualified deferred compensation plan are subject to U.S. federal income tax when an amount of compensation becomes vested. Section 457A provides that compensation earned after December 31, 2008 cannot be deferred unless it is subject to a substantial risk of forfeiture (e.g., continued employment required to earn the benefit). As a result, Carnival Corporation will no longer provide retirement or deferred compensation programs under the Retirement Plan, the Savings Plan or the Carnival SERP to its employees, including the NEOs. Furthermore, all vested funds in these retirement and deferred compensation plans as of December 31, 2008 must be distributed by December 31, 2017 or be subject to a 20% penalty and interest assessment. Employees were given an opportunity to change their form and timing elections under these plans to be in compliance with the Transition Relief under the applicable Section 409A Treasury Regulations.

COMPENSATION COMMITTEES REPORT

The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Compensation Committees recommended to our boards of directors that the Compensation Discussion and Analysis be included in the company’s joint Annual Report on Form 10-K for 2008 and the Carnival Corporation & plc 2009 proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committees:

The Compensation Committee of Carnival Corporation	The Compensation Committee of Carnival plc
Arnold W. Donald, Chairman	Arnold W. Donald, Chairman
Richard J. Glasier	Richard J. Glasier
Laura Weil	Laura Weil

EXECUTIVE COMPENSATION

Although Carnival Corporation and Carnival plc are two separate entities with separate officers, our business is run by a single management team. The following table sets forth the annual compensation for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers for the year ended November 30, 2008. Because Mr. Foschi lives in Italy, his compensation is payable in euros. These amounts have been converted into U.S. dollars at the average exchange rate of the dollar for the 2008 fiscal year of $1.49:€1.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1) ($)		Bonus ($)		Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(1) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)		All Other Compensation(4) ($)	Total ($)
Micky Arison	2008	880,000		—		5,561,856	1,538,673	—	112,718		404,329	8,497,576
Chairman of the Board & CEO	2007	850,000		—		3,689,123	1,879,529	2,925,000	69,875		336,688	9,750,215
David Bernstein	2008	350,000		155,860	(5)	107,122	128,795	428,260	—		105,088	1,275,125
Senior Vice President & CFO	2007	269,596		—		—	158,043	350,000	—		77,193	854,832
Gerald R. Cahill	2008	750,000		—		708,717	569,727	1,162,288	675,536		48,775	3,915,043
President and CEO of Carnival Cruise Lines	2007	625,000		—		168,248	654,499	1,000,000	343,435		42,841	2,834,023
Pier Luigi Foschi	2008	1,415,500	(6)	996,810	(7)	486,451	583,118	800,441	—		402,830	4,685,150
Chairman and CEO of Costa Crociere S.p.A.	2007	1,244,400		909,840		194,428	1,663,810	668,430	—		312,149	4,993,057
Howard S. Frank	2008	780,000		—		2,893,800	827,976	2,709,400	3,899,136	(8)	355,255	11,465,567
Vice Chairman of the Board & COO	2007	750,000		—		2,610,000	1,113,260	2,825,000	—		243,383	7,541,643

(1)

Represents annual base salaries and annual cash bonuses earned during the fiscal year, including amounts deferred under the Savings Plan, which have been included in the “Nonqualified Deferred Compensation in Fiscal Year 2008” table below.

(2)

No stock option awards were granted in fiscal 2008. For the grant date fair value of equity awards granted to the NEOs in fiscal 2008 based on their performance in fiscal 2007, see the “Grants of Plan-Based Awards in Fiscal Year 2008” table. For the grant date fair value of equity awards granted to the NEOs based on their performance during 2008, which awards were granted in December 2008, see the “Grants of Equity Awards During Fiscal 2009 Based on Fiscal 2008 Performance Table” below. The amounts included in the “Summary Compensation Table” represent the dollar amount recognized for financial reporting purposes with respect to the applicable fiscal year, computed in accordance with the provisions of SFAS No. 123(R) related to grants of Carnival Corporation restricted shares and options and Carnival plc RSUs to these NEOs in fiscal year 2008 and in prior years, except that amounts in this table do not reflect a reduction for estimated forfeitures. Refer to note 2 of the “Director Compensation for Fiscal Year 2008” table for a description of the method used to determine the value and expense of the equity awards and the assumptions used. Prior to the adoption of SFAS 123(R) in 2006 it was our policy to expense an award over the vesting period without regard to retirement eligibility. For the proceeds actually received by the listed officers upon exercise of options granted in prior years or the vesting of restricted shares or RSUs, see the “Option Exercises and Stock Vested for Fiscal Year 2008” table.

(3)

Represents the actuarial increase during fiscal year 2008 in the pension value for the plans in which each NEO participates. Carnival Corporation & plc does not pay above-market rates under its nonqualified deferred compensation plans. A description of these benefits is set forth below the “Pension Benefits in Fiscal Year 2008” and “Nonqualified Deferred Compensation Benefits in Fiscal Year 2008” tables.

(4)	See the “All Other Compensation Table” below for additional information.
(5)	Represents the discretionary increase in Mr. Bernstein’s bonus above the funding guideline set forth in the Corporate Plan.
(6)	Includes an annual non-competition payment in accordance with his service agreement as described below.
(7)	Represents the portion of Mr. Foschi’s bonus which is guaranteed.
(8)

Amounts reflect the actuarial increase in the present value of Mr. Frank’s pension benefits from the end of fiscal 2007 to the end of fiscal 2008, based on the applicable measurement date. For this purpose, in accordance with SEC rules, the present value was calculated using the same assumptions used for financial statement reporting purposes in fiscal 2008 as disclosed in note 12 to the Carnival Corporation & plc financial statements for the year ended November 30, 2008. In fiscal 2008, Carnival Corporation & plc changed the assumptions used in calculating the actuarial present value of benefits, including the interest rate and the mortality and payment distribution assumptions. The effect of the change in assumptions increases the difference between the actuarial present value of Mr. Frank’s pension benefits at the end of fiscal 2007 and fiscal 2008 by $2,234,915. In accordance with SEC rules, although Mr. Frank received a lump-sum distribution of his entire accrued benefit as of December 31, 2007, under the pension plans in which he participates, the amount reported for Mr. Frank as a change in pension value includes both the present value of his benefit accrued in fiscal year 2008 ($1,664,221) and the value that is attributable to the effect of the change in assumptions. For additional information regarding the distribution he received in 2008 under the pension plans and the value of his 2008 accrued benefits, see the “Pension Benefits in Fiscal Year 2008” table.

The amounts set forth in the columns entitled Stock Awards and Option Awards in the “Summary Compensation Table” do not represent the equity-based compensation awarded to the NEOs based on their performance during fiscal 2008. As required by SEC rules and as described in note 2 to the “Summary Compensation Table,” the amounts reported in these columns represent the expense recognized by Carnival Corporation & plc for financial reporting purposes in fiscal 2008 and include the expense associated with awards made in fiscal 2008 and in prior years based on their performance in fiscal 2007 and prior years. The amounts reported in these columns do not include any expense associated with grants made in December 2008 based on performance during fiscal 2008 that are described in the Compensation Discussion and Analysis. The expense recognized by Carnival Corporation & plc for these awards will begin to be reported in fiscal year 2009. The equity awards granted to the NEOs in December 2008 relating to their performance during fiscal 2008 are as follows:

Grants of Equity Awards During Fiscal 2009 Based on Fiscal 2008 Performance Table

Name	Grant Date Fair Value of Stock Awards(1) ($)	Option Awards ($)
Micky Arison	3,618,481	0
David Bernstein	430,760	0
Gerald Cahill	1,076,924	0
Pier Luigi Foschi	1,034,035	0
Howard S. Frank	3,015,393	0

(1)

The amounts in this column are the full grant date values of the stock awards calculated in accordance with SFAS 123(R). The value for Carnival plc shares has been converted from sterling into U.S. dollars based on the December 19, 2008 exchange rate of $1.54:£1. Generally, the full grant date fair value for an award is the amount that Carnival & plc will expense in financial statements over the award’s vesting schedule, and may not correspond to the actual value that will be realized by the NEOs.

All Other Compensation Table

Each component of the All Other Compensation column in the “Summary Compensation Table” above is as follows:

Item	Micky Arison ($)	David Bernstein ($)	Gerald R. Cahill ($)	Pier Luigi Foschi ($)	Howard S. Frank ($)
Employer contributions to Defined Contribution Plan	—	34,406	—	—	—
Private medical/health insurance costs and premiums(1)	24,428	49,604	23,717	—	31,699
Automobile lease or allowance	13,135	11,331	18,000	65,480	21,488
Personal use of Aircraft(2)	224,250	—	—	—	205,500
Tax planning and tax return preparation services	—	4,324	5,800	—	42,191
Personal use of sporting event tickets	135,459	—	—	—	17,226
Living accommodations and maintenance	—	—	—	210,086	—
Driver and Security	5,869	—	—	103,194	—
Other(3)	1,188	5,423	1,258	24,070	37,151

Total	404,329	105,088	48,775	402,830	355,255

(1)

Certain of our NEOs are eligible to participate in an executive health insurance program, which includes a fully insured plan and a secondary self-funded plan. Amounts reported represent the cost of the premiums paid on an NEO’s behalf under these plans plus the cost of medical services rendered during the fiscal year. NEOs participating in this plan generally have until March 31, 2009 to submit their 2008 claims for reimbursement, and as a result, these amounts may increase. The maximum amount that may be reimbursed in any year under the secondary plan is $100,000.

(2)

Represents the aggregate incremental cost to Carnival Corporation for travel not related to company business. The aggregate incremental cost for the use of the Aircraft for personal travel is calculated by multiplying the hourly variable cost rate for the Aircraft used by the hours used. The hourly variable cost rate primarily includes fuel, airport handling and other fees, aircraft repairs and maintenance, crew expenses and catering. The variable cost rate is reviewed annually and adjusted as necessary to reflect changes in costs.

(3)

This item reports the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the NEO. These other benefits include: accidental death or dismemberment, long-term disability insurance premiums, life and auto insurance premiums, automobile repairs and expenses, gross-ups for taxes, health or other club membership, other personal air travel and the opportunity to travel on Carnival Corporation & plc cruise lines for reduced fares. The other personal air travel refers to the cost of tickets purchased by Carnival Corporation & plc used by the NEO or his guests on business and non-business occasions.

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2008 for non-executive directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this proxy statement.

Grants of Plan-Based Awards in Fiscal Year 2008

Equity awards and non-equity awards granted to the NEOs during fiscal 2008 are as follows:

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1) ($)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards(3) ($)
		Threshold	Target	Maximum
Micky Arison		1,600,000	3,200,000	4,800,000
	2/20/2008				84,000	3,472,560
David Bernstein		245,000	490,000	735,000
	2/20/2008				10,000	413,400
Gerald R. Cahill		550,000	1,100,000	1,650,000
	2/20/2008				25,000	1,033,500
Pier Luigi Foschi		0	732,325	1,078,151
	2/20/2008				25,000	1,029,250
Howard S. Frank		1,550,000	3,100,000	4,650,000
	2/20/2008				70,000	2,893,800

(1)

This column shows the potential value of the payout of the annual cash bonuses under the management incentive plan applicable for each NEO other than Mr. Foschi for fiscal year 2008 performance. The Non-Equity Incentive Plan awards for Messrs. Arison, Bernstein and Frank were made under the Corporate Plan. The Non-Equity Incentive Plan award for Mr. Cahill was made under the CCL Plan. Mr. Foschi’s Non-Equity Incentive Plan award was made pursuant to his service agreement. The actual amount of a NEO’s annual cash bonus paid in 2009 for fiscal year 2008 performance is shown in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column. Mr. Foschi’s agreement does not set specific target payouts based on performance. The estimated target payout amount for Mr. Foschi is an estimate based on the award earned for fiscal year 2007. For a more detailed description of the potential payout under each plan, see the description in the Compensation Discussion and Analysis under the section “2008 Annual Cash Bonuses.” Pursuant to Mr. Foschi’s service agreement, his aggregate bonus and non-equity incentive compensation is limited to an increase of 20% per year.

(2)

This column shows the number of restricted shares of Carnival Corporation common stock granted to the NEOs in fiscal 2008 granted under the Carnival Corporation 2002 Stock Plan, with the exception of Mr. Foschi who received Carnival plc RSUs granted under the Carnival plc 2005 Employee Share Plan.

(3)

The amounts in this column are the full grant date values of the stock awards made in fiscal year 2008 calculated in accordance with SFAS 123(R), which were determined based on the assumptions set forth in footnotes 2 and 12 in the Carnival Corporation & plc financial statements for the year ended November 30, 2008 (disregarding estimated forfeitures). Unless otherwise noted, the value for Carnival plc shares has been converted from sterling into U.S. dollars based on the February 20, 2008 exchange rate of $1.95:£1. Generally, the full grant date fair value for an award is the amount that Carnival & plc will expense in financial statements over the award’s vesting schedule, and may not correspond to the actual value that will be realized by the NEOs.

Narrative Disclosure to the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2008” Table

Executive Long-Term Compensation Agreements. In 1998 Carnival Corporation entered into Executive Long-Term Compensation Agreements with Mr. Arison and Mr. Frank. These agreements provide that during the term of such officer’s employment, Carnival Corporation will provide equity-based compensation (in addition to his annual compensation consisting of a base salary and annual cash bonus) in the form of annual restricted share awards, contingent upon a satisfactory review of the performance of the officer. In accordance with these agreements, Mr. Arison is eligible to receive 84,000 restricted shares and Mr. Frank is eligible to receive 70,000 restricted shares. The restricted shares issued to Mr. Arison and Mr. Frank will cliff vest after a period of three years and will be subject to the forfeiture provisions described in the section entitled “Potential Payments upon Termination or Change of Control.” The Compensation Committees have discretion to award more shares outside of the terms of these agreements.

Service Agreement with Pier Luigi Foschi

Mr. Foschi entered into an agreement on February 10, 2005 setting forth the contractual and economic terms of his post as Chairman of the Board and Chief Executive Officer of Costa. The agreement provides for twelve month terms, which automatically renew unless either party gives 60 days advance written notice. Mr. Foschi’s annual base salary compensation is a minimum of €757,000 and his bonus calculation is based on a year-over-year percentage increase in consolidated net income for Costa, adjusted to exclude nonrecurring gains and losses. The aggregate cash bonus and non-equity incentive plan compensation increase for subsequent years is limited to a cumulative 20% per year on a compounded basis over the term of the agreement resulting from renewal. If consolidated net income of Costa is lower than the prior year, the non-equity incentive plan compensation would be reduced by the percentage in net decrease, but he would continue to be entitled to a base bonus of €669,000.

Mr. Foschi’s agreement also contains a non-competition provision whereby he may not undertake to operate in favor of companies in competition with Costa nor acquire a shareholding in such companies (unless the company is a listed company, in which case his ownership may not exceed 2%), entice away any of Costa’s suppliers of goods or services, nor induce any employee to resign in order to enter into an employment or independent contractor relationship in favor of other cruise vessel operators or owners.

If Mr. Foschi’s agreement is terminated by Costa for reasons other than Mr. Foschi’s breach of his obligations under the agreement or because Mr. Foschi is removed as a director of Costa for cause, or if Mr. Foschi resigns with cause under Italian law or as a result of a change of control of Costa, Mr. Foschi is entitled to a termination payment equal to his annual base salary, the annual non-competition compensation of €115,000, and a bonus equal to the bonus paid the year prior to termination (unless in the case of a change of control an alternative contractual arrangement is entered into with the new controlling group).

Annual Cash Bonus Plans

The Corporate Plan

The annual cash bonuses for the NEOs with company-wide roles, being Messrs. Arison, Bernstein and Frank, were determined pursuant to the Corporate Plan, which was adopted in January 2008. The Corporate Plan is designed to focus the attention of these NEOs on achieving outstanding performance results as reflected by income from operations of Carnival Corporation & plc and other relevant measures.

In January 2008, being the first year for participation in the Corporate Plan, the Compensation Committees set the initial target bonus for Messrs Arison, Bernstein and Frank. In the second and subsequent years of participation, the target bonus for each participant shall be revised directly in proportion to the percentage change in the Operating Income Target for the new plan year as compared to the Operating Income Target of the prior year. The “Operating Income Target” for each year will be equal to the projected Operating Income for the year that corresponds to the midpoint of the diluted earnings per share guidance publicly announced during the first month of the fiscal year by Carnival Corporation & plc. Operating Income is defined in the plan to mean the net income of Carnival Corporation & plc before interest income and expense, other nonoperating income and expense and income taxes as reported by the Carnival Corporation & plc in its full year earnings report issued following each plan year. The Compensation Committees may, in their discretion, increase or decrease the Operating Income Target for any reason they deem appropriate. The Compensation Committees also have discretion to modify the target bonus.

The Corporate Plan contains a schedule that calibrates the Operating Income Target for the year with the target bonus for each participant. The performance range in the schedule is from 72% to 123% of the Operating Income Target with results at 72% or less producing a preliminary bonus amount equal to 50% of the target bonus and at 123% or more producing a preliminary bonus amount equal to 150% of the target bonus. Results from 97% to 103% of the Operating Income Target result in a preliminary bonus amount equal to 100% of the target bonus. The preliminary bonus amount for results between 72% and 97% as well as results between 103% and 123% are calculated using interpolation.

Following the end of each fiscal year, the Compensation Committees confirm the actual Operating Income for the year and the preliminary bonus amount for each participant. The Compensation Committees then may consider other factors deemed relevant to the performance of Carnival Corporation & plc, including the impacts of changes in accounting principles, unusual gains and/or losses and other events outside the control of management. The Compensation Committees also may consider other factors relevant to the performance of each participant such as successful implementation of strategic initiatives and business transactions, significant business contracts, departmental accomplishments, executive recruitment, new ship orders, and management of health, environment, safety and security matters. Based on such factors the Compensation Committees may increase or decrease the bonus to determine the final bonus amount. However, the final bonus amount may not exceed 200% of the target bonus of the participant.

The CCL Plan

The annual cash bonus for Mr. Cahill, the President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation, were determined pursuant to CCL MIP, which was adopted in July 2008. The CCL MIP is designed to focus the attention of the employees of Carnival Cruise Lines on achieving outstanding performance results as reflected in the operating income of Carnival Cruise Lines and the operating income of Carnival Corporation & plc, as well as other relevant measures.

Shortly following the commencement of each plan year, the Compensation Committees shall, in their discretion, determine a target bonus for Mr. Cahill. The Compensation Committees established a target bonus for Mr. Cahill of $1.1 million for fiscal 2008.

Bonus funding is calculated by reference to a bonus schedule that calibrates the weighted Carnival Cruise Lines Operating Income Target (75%) and Carnival Corporation & plc Operating Income Target (25%) for the 2008 plan year with the target bonus. The performance range in the bonus schedule is from 75% to 120% of the Operating Income Targets with results at 75% or less producing a preliminary bonus amount equal to 50% of the target bonus and at 120% or more producing a preliminary bonus amount equal to 150% of the target bonus. Results from 75% to 120% of the Operating Income Targets will be calculated using interpolation.

The “CCL Operating Income” shall mean the net income of Carnival Cruise Lines before interest income and expense and other nonoperating income and expense and income taxes, as reported by Carnival Cruise Lines for the plan year. The “CCL Operating Income Target” for the plan year will be equal to the actual Carnival Cruise Lines Operating Income for the prior plan year adjusted for any change in capacity. The “Corporation Operating Income” and the “Corporation Operating Income Target” is for the plan year are calculated in the same manner as described above for the Corporate Plan.

The Compensation Committees has the discretion to increase or decrease the CCL Operating Income Target and/or the Corporation Operating Income Target or establish an alternative target for any reason they deem appropriate. In addition, in the discretion of the Compensation Committees, certain items, including, but not limited to, gains or losses on ship sales can be excluded from the CCL and/or Corporation Operating Income Targets and the actual CCL and/or Corporation Operating Income for any plan year.

Following the end of each fiscal year, the Compensation Committees confirm the actual CCL Operating Income, adjusted to reflect the impact of constant (prior year) fuel prices on fuel expense, and the actual Corporation Operating Income for the plan year and the preliminary bonus amount for Mr. Cahill. The Compensation Committees then may consider other factors deemed relevant to the performance of Carnival Cruise Lines and Carnival Corporation & plc, including the impacts of changes in accounting principles, unusual gains and/or losses and other events outside the control of management. The Compensation Committees also may consider other factors relevant to the performance of Carnival Cruise Lines or Mr. Cahill, including, but not limited to operating performance metrics (such as return on investment, revenue yield, costs per available lower berth day), successful implementation of strategic initiatives and business transactions, significant business contracts, departmental accomplishments, executive recruitment, new ship orders, and management of health, environment, safety and security matters. Based on such factors the Compensation Committees may increase or decrease the bonus to determine the final bonus amount. However, the final bonus amount may not exceed 200% of the target bonus of the participant.

For more detailed information regarding the Corporate Plan and the CCL Plan, please refer to the exhibit index to the most recently filed Carnival Corporation & plc joint Annual Report on Form 10-K.

Equity-Based Compensation

In February 2008 the Compensation Committees awarded restricted shares or RSUs to the NEOs that cliff vest after three years, in conformity with the UK Combined Code. The closing price of Carnival Corporation common stock and Carnival plc ordinary shares on February 20, 2008, the grant date, was $41.68 and €21.11, respectively.

The restricted shares have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. RSUs do not receive dividends or have voting rights. Each RSU is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares, and interest shall be credited on the amount of cash dividend equivalents at a rate of 2% per annum. The cash and stock dividend equivalents will be distributed to Mr. Foschi upon the settlement of the RSUs upon vesting.

For further information regarding forfeiture and treatment upon termination or change of control, refer to the section entitled “Potential Payments Upon Termination or Change of Control” below.

Outstanding Equity Awards at 2008 Fiscal Year-End

Information with respect to outstanding Carnival Corporation options, restricted shares and RSUs granted by Carnival Corporation & plc to and held by the NEOs as of November 30, 2008, except for the options and RSUs issued to Mr. Foschi, which are Carnival plc ordinary shares is as follows:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Micky Arison	120,000	0		45.38	1/11/2009	60,000	(4)(5)	1,260,000
	120,000	0		43.56	1/26/2010	60,000	(4)(6)	1,260,000
	240,000	0		29.81	1/8/2011	60,000	(4)(7)	1,260,000
	120,000	0		22.57	10/8/2011	60,000	(4)(8)	1,260,000
	120,000	0		27.88	12/2/2012	84,000	(4)(12)	1,764,000
	120,000	0		34.45	10/13/2013
	96,000	24,000	(9)	49.09	10/18/2014
	72,000	48,000	(10)	46.61	10/18/2012
	48,000	72,000	(11)	47.83	10/16/2013

TOTAL	1,056,000	144,000				324,000

David Bernstein	8,000	0		45.38	1/11/2009	10,000	(12)	210,000
	10,000	0		43.56	1/26/2010
	4,800	0		34.45	10/13/2013
	9,600	2,400	(9)	49.09	10/18/2014
	7,200	4,800	(10)	46.61	10/18/2012
	4,800	7,200	(11)	47.83	10/16/2013

TOTAL	44,400	14,400				10,000

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Gerald R. Cahill	20,000	0		45.38	1/11/2009	10,000	(8)	210,000
	30,000	0		43.56	1/26/2010	25,000	(12)	525,000
	6,000	0		22.57	10/8/2011
	12,000	0		27.88	12/2/2012
	30,000	0		34.45	10/13/2013
	40,000	10,000	(9)	49.09	10/18/2014
	30,000	20,000	(10)	46.61	10/18/2012
	20,000	30,000	(11)	47.83	10/16/2013

TOTAL	188,000	60,000				35,000

Pier Luigi Foschi	200,000	0		38.98	2/25/2012	10,000	(12)	210,000
	28,800	0		43.61	10/17/2014	10,000	(13)	210,000
	58,264	0		43.61	10/17/2014	25,000	(14)	525,000
	21,200	0		44.87	4/13/2015
	24,000	16,000	(10)	44.11	10/17/2013
	20,000	30,000	(15)	48.93	2/20/2013
	0	50,000	(16)	39.78	2/19/2012

TOTAL	352,264	96,000				45,000

Howard S. Frank	100,000	0		45.38	1/11/2009	50,000	(5)(17)	1,050,000
	100,000	0		43.56	1/26/2010	50,000	(6)	1,050,000
	20,000	0		27.88	12/2/2012	50,000	(7)	1,050,000
	40,000	0		34.45	10/13/2013	50,000	(8)	1,050,000
	80,000	20,000	(9)	49.09	10/18/2014	70,000	(12)	1,470,000
	60,000	40,000	(10)	46.61	10/18/2012
	40,000	60,000	(11)	47.83	10/16/2013

TOTAL	440,000	120,000				270,000

(1)

Option exercise prices indicate rounding with respect to prices prior to 2002 which extended to four decimal places. Options issued to Mr. Foschi are in Carnival plc shares, which are priced in British Pounds Sterling. These option prices have been converted into the figures above based on the November 28, 2008 exchange rate of $1.53:£1.

(2)

Market value of the stock awards is based on the closing price of Carnival Corporation common stock on November 28, 2008 of $21.00, except for the Carnival plc RSUs awarded to Mr. Foschi under the Carnival plc 2005 Employee Share Plan which are based on the closing price of Carnival plc shares on November 28, 2008 of £13.73, which has been converted into $21.00 based on the November 28, 2008 exchange rate of $1.53:£1.

(3)	On the date each participant becomes eligible for retirement under the terms of the plan after December 31, 2008, 50% of each award will immediately vest.
(4)	All shares are transferred upon issuance from Mr. Arison to the Nickel 2003 Revocable Trust of which Mr. Arison is a beneficiary.
(5)	Restriction lapses on January 30, 2009.
(6)	Restriction lapses on January 17, 2010.
(7)	Restriction lapses on January 23, 2011.
(8)	Restriction lapses on January 22, 2012.
(9)	Options granted October 18, 2004 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(10)	Options granted October 18, 2005 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(11)	Options granted October 16, 2006 and vest 20% per year.
(12)	Restriction on the RSUs lapses on February 20, 2011.
(13)	Restriction on the RSUs lapses on February 19, 2012.
(14)	Restriction on the RSU lapses on February 19, 2011.
(15)	Options granted February 21, 2006 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(16)	All options vest on February 19, 2012.
(17)	A gift of 2,000 shares was made to each of the Cassidy B. Woolworth 2001 Irrevocable Trust and Jackson S. Woolworth Irrevocable Trust.

Option Exercises and Stock Vested for Fiscal Year 2008

The following table provides information for the NEOs on (1) option exercises during fiscal 2008, including the number of shares acquired upon exercise and the value realized and (2) the number of shares acquired upon the vesting of restricted shares and RSUs and the value realized, each before the payment of any applicable withholding tax and broker commissions. The exercise prices reported in the notes below indicate rounding since prices prior to 2000 extended to four decimal places.

	Option Awards(1)		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Micky Arison	0	0	60,000	2,483,100
David Bernstein	2,000	28,560	0	0
Gerald R. Cahill	0	0	0	0
Pier Luigi Foschi	0	0	0	0
Howard S. Frank	0	0	70,000	2,896,950

(1)

The value realized on exercise represents the difference between the exercise price of the options and the fair market value of Carnival Corporation shares at exercise. The fair market value of Carnival Corporation shares realized on exercise or vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the date of exercise in the case of options or vesting date in the case of stock awards.

Pension Benefits in Fiscal Year 2008

The following table provides information regarding defined benefit retirement plan benefits for each of the NEOs. Messrs. Arison, Cahill and Frank participate in the Retirement Plan. Mr. Frank also participates in the Carnival SERP.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year(3) ($)
Micky Arison	Retirement Plan	30	1,164,948	0
David Bernstein	None	—	—	—
Gerald R. Cahill	Retirement Plan	14	2,346,699	0
Pier Luigi Foschi	None	—	—	—
Howard S. Frank	Retirement Plan	30	1,644,221	17,343,824
	Carnival SERP	25		3,577,847

(1)

Credited service for benefit calculation purposes under the Retirement Plan and the Carnival SERP is limited to 30 and 25 years, respectively, while actual credited service for Messrs. Arison and Frank exceeds these amounts. In consideration of Mr. Frank’s forfeiture of retirement benefits from his prior employer, in April 1995, the Carnival Corporation Compensation Committee approved an agreement with Mr. Frank whereby Carnival Corporation agreed to compensate Mr. Frank upon his retirement for benefits he would have received if he had been credited with an additional 13 years of service in addition to the actual years of credited service. The additional 13 years of credited service increased the aggregate lump sum paid to Mr. Frank under the two plans by $5,091,374.

(2)

The present value of benefits was calculated based on the interest assumptions used to calculate the fiscal 2008 year end liabilities for each of the plans as disclosed in note 12 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2008. Specifically, for the Retirement Plan, benefits are assumed payable as lump sums at the later of age 65 or current age. Lumps sums were calculated using an interest rate of 4.25% and the 1994 Group Annuity Reserving Table used to determine lump sum payments in 2008. They were then discounted to the current age using an interest rate of 7.65% and the RP 2000 mortality table with mortality improvements projected seven years beyond the valuation date for annuitants and 15 years beyond the valuation date for participants not yet receiving payments. Due to taxation issues created by the adoption of Section 457A, Retirement Plan benefits will be paid as lump sums at the earlier of retirement or December 31, 2017.

(3)

Mr. Frank elected to take an in-service distribution of the present value of his accumulated benefit as of December 31, 2007 under each plan in a lump-sum. The difference between the present value of his accumulated benefit reported at fiscal year-end 2007 and the amount of his lump-sum distribution in 2008 is a result of varying interest rates used to calculate the benefit.

Carnival Corporation & plc operates various group pension programs for its executives in which the NEOs also participate. Under the Carnival plc pension schemes, in line with UK best practice, pension benefits are based solely on base salary and no other elements of compensation are taken into account when determining pension benefits. Under the Carnival Corporation pension programs, base salaries and annual cash bonuses are used to determine pension benefits.

Messrs. Arison, Cahill and Frank participate in the Retirement Plan. The Retirement Plan is unfunded and is not qualified for U.S. tax purposes. Benefits under the Retirement Plan are calculated based on length of service with Carnival Corporation and the average of a participant’s five highest consecutive years of compensation out of the last ten years of service. The benefit formula provides an annual benefit accrual equal to 1% of the participant’s earnings for the year up to “covered compensation” plus 1.6% of earnings for the year in excess of covered compensation then multiplied by the participant’s years of service up to a maximum of 30 years of credited service. “Covered compensation” may vary over the years based in part on changes in the Social Security taxable wage base. Covered compensation in 2008 for Messrs. Arison, Cahill and Frank was $70,764, $74,820 and $51,348, respectively. The elements of compensation to determine their benefit are their base salary and annual cash bonus. Each of Messrs. Arison, Cahill and Frank are vested in their respective benefit in accordance with the terms of the Retirement Plan. As a result of the adoption of Section 457A, benefits under the Retirement Plan will be paid as elected by the participant as a lump sum or monthly payments on or prior to the earlier of separation from employment, retirement or December 31, 2017. For Mr. Frank, each annual accrual beginning in 2009 will be paid in a lump sum to him each January up through 2017. The normal form of payment is a continuous and certain annuity for five years. Benefits payable in other forms are actuarially equivalent. During fiscal 2008, Mr. Frank received the present value of his December 31, 2007 accrued annual benefit of $1,461,394 as a lump sum in connection with receiving the present value of his accumulated benefit under the Retirement Plan as noted above in the table. At December 1, 2008, the accrued annual benefit for 2008 payable as a five-year certain and continuous annuity under the Retirement Plan to Mr. Cahill and Mr. Frank is $332,135 and $138,829, respectively.

Mr. Frank also participates in the Carnival SERP. The Carnival SERP is also unfunded and is not qualified for U.S. tax purposes. The Carnival SERP provides a benefit equal to 50% of Mr. Frank’s highest cash compensation in any 12 month period within the last sixty months offset by any benefit payable under the Retirement Plan and Social Security benefits. As a result of the adoption of Section 457A, benefits under the Carnival SERP will be paid as a lump sum each January beginning in 2010 following the year of the accrual up through 2017. During fiscal 2008, Mr. Frank received the present value of his December 31, 2007 annual accrued benefit of $301,470 as a lump sum in connection with receiving the present value of his accumulated benefit under the Carnival SERP noted above in the table. He did not accrue additional SERP benefits in 2008.

Each of the Retirement Plan and the Carnival SERP provides a reduced early retirement benefit at age 55 after completion of 15 years of service. The normal retirement age under both plans is age 65. Benefits under the Retirement Plan are reduced by 6% for each year (1/2% for each month) that the participant retires before age 65. Benefits under the Carnival SERP are reduced by 3% for each year (1/4% for each month) that the participant retires before age 65. Mr. Arison is currently eligible for early retirement under the Retirement Plan.

Carnival Corporation has a benefit limitation policy for the Retirement Plan which only applies to Mr. Arison. The annual compensation covered by the Retirement Plan for the calendar year 2008 for Mr. Arison has been limited to $340,090 (as may be indexed). Based on Mr. Arison’s level of compensation and his 30 credited years of service, the annual estimated benefits payable under the Carnival Corporation Retirement Plan to Mr. Arison at age 65 would be a life annuity (five-year certain benefit) $150,506 or a lump sum of $1,914,718. The Retirement Plan does not reduce benefits on account of Social Security (or any other benefit), other than as reflected in the benefit formula which is integrated with Social Security.

Mr. Bernstein and Mr. Foschi do not participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc. Mr. Bernstein is not eligible to participate in the Retirement Plan because it was closed to participation prior to his commencement of employment.

Nonqualified Deferred Compensation in Fiscal Year 2008

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Micky Arison	0	0	0	0	0
David Bernstein	21,830	34,406	(135,762)	79,804	371,209
Gerald R. Cahill	750,000	0	(1,404,066)	0	6,023,120
Pier Luigi Foschi	0	0	0	0	0
Howard S. Frank	2,825,000	0	(6,638,491)	0	12,673,922

(1)	These amounts are included under the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table.”
(2)	These amounts are included in the All Other Compensation column of the “Summary Compensation Table.”

Carnival Corporation has established the Savings Plan, which is a nonqualified defined contribution plan for U.S. tax purposes. Until December 31, 2008, Messrs. Cahill, Bernstein and Frank could defer salary and/or bonus amounts into the Savings Plan. As described in the section of the Compensation Discussion and Analysis entitled “Impact of Regulatory Requirements on Compensation,” effective January 1, 2009, they may no longer defer any salary or bonus amounts into the Savings Plan. No company contributions were made on behalf of Mr. Cahill and Mr. Frank since they participated in the Retirement Plan. Although the Savings Plan is unfunded, Carnival Corporation has established a “rabbi trust” that holds any executive deferrals and company contributions to the Savings Plan.

Benefits are paid based on the participant’s form and timing elections made in accordance with applicable Section 409A Treasury Regulations. Generally, the NEO must decide to defer at least six months prior to the close of the fiscal year in which the compensation is earned. Benefits are based on the participant’s deferrals of cash compensation and associated earnings and losses based on the investment allocation selected by the participant. The investment options available to participants in the Savings Plan are identical to those available to participants in the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan, except for the money market investment option. A participant may change his or her investment allocation at any time. In December 2008, Mr. Frank received a distribution of his aggregate balance in the Savings Plan in the amount of $12.6 million.

Because Mr. Bernstein is not a participant in the Retirement Plan which was closed to participation prior to his commencement of employment, for every dollar Mr. Bernstein defers into the Savings Plan, Carnival Corporation will match 50% up to the lower of (ii) 50% of the U.S. Internal Revenue Service qualified plan limitation (which in 2008 was $15,500) or (ii) 6% of his eligible pay. “Eligible pay” includes regular pay (before any pre-tax contributions from his pay and taxes) and bonus. Carnival Corporation may also make profit sharing contributions into the Savings Plan based upon his eligible pay and years of service according to the following schedule:

Years of Service	Award (% of Eligible Pay)
Less than 2	0%
2-5	1%
6-9	2%
10-13	3%
14-16	5%
17-19	7%
20-22	9%
23-25	12%
26 and over	15%

As of November 30, 2008, Mr. Bernstein had ten years of service.

Following the promulgation of Section 457A, salary and bonus deferrals into the Savings Plan are no longer permitted. Beginning in 2009, all Savings Plan participants, including Mr. Bernstein, will be paid the equivalent of his annual matching award and profit sharing contribution as additional cash compensation. The effect of this change will result in no additional benefit for Mr. Bernstein and will not result in a material incremental cost to Carnival Corporation.

Additional information with respect to pension plan arrangements for Carnival plc for the financial year ended November 30, 2008 is included in Part I of the Carnival plc Directors’ Remuneration Report included in this proxy statement as the Compensation Discussion and Analysis and Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this proxy statement.

Potential Payments Upon Termination or Change of Control

Each of our NEOs may be eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our NEOs in the event of termination of employment under various scenarios on November 30, 2008 are described below.

In addition to benefits described below, NEOs will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based benefit plans, such as distributions under life insurance and disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees. Our NEOs will also be eligible to receive any account balances at the 2008 fiscal year under our nonqualified deferred compensation plans and programs as set forth in the “Nonqualified Deferred Compensation in Fiscal Year 2008” table in accordance with their payout election. Our NEOs will also be eligible to receive any vested benefits under our pension programs upon termination of employment in accordance with those plans and policies. These benefits are described in the “Pension Benefits in Fiscal Year 2008” table and the description that follows that table. There are no special or enhanced executive benefits under our pension and nonqualified deferred compensation plans and programs, and all of our NEOs are fully vested in those benefits.

Severance Benefits

It is the policy of the Compensation Committees for executive officers to have notice periods, if any, of not more than 12 months in duration. Following U.S. accepted practice on remuneration, the Compensation Committees have adopted a policy not to enter into service contracts with U.S. executives. The Compensation Committees will continue to have regard to the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of an executive’s employment arrangements. Details of individual termination arrangements for the NEOs are set out below:

Name	Effective date of service contract	Unexpired term of contract from November 30, 2007	Notice period	Compensation for loss of office
Micky Arison	None(1)	None	None	None
David Bernstein	None	None	None	None
Gerald R. Cahill	None	None	None	None
Pier Luigi Foschi	Dec. 1, 2004	12 months	12 months	1x annual base salary and bonus
Howard S. Frank	None(1)	None	None	None

(1)

Messrs. Arison and Frank only have Executive Long-Term Compensation Agreements. Nothing in those agreements confers a right to be employed by Carnival Corporation and no notice period to terminate the agreements applies.

In accordance with U.S. practice, Messrs. Arison, Bernstein, Cahill and Frank have no employment agreements and no entitlement to severance except for possible retention of unvested options and restricted share awards depending on the circumstances of their separation of employment discussed below. Mr. Foschi is the only NEO with a service agreement providing cash severance. As shown in the above chart, Mr. Foschi may be eligible to receive 12 months of base salary plus a cash bonus if his employment is terminated for certain reasons as described in the section entitled “Individual Arrangements Related to Equity Awards under the Carnival Corporation 2002 Stock Plan.” In line with U.S. practice, Mr. Foschi’s severance includes an amount equal to his prior year annual cash bonus. If Mr. Foschi’s agreement is terminated by Costa for reasons other than Mr. Foschi’s breach of his obligations under the agreement or because Mr. Foschi is removed as a director of Costa for cause, or if Mr. Foschi resigns with cause under Italian law or as a result of a change of control of Costa, Mr. Foschi is entitled to a termination payment equal to his annual base salary, the annual non-competition compensation of €115,000, and a bonus equal to the bonus paid the year prior to termination (unless, in the case of a change of control, an alternative contractual arrangement is entered into with the new controlling group). If Mr. Foschi’s employment had terminated on November 30, 2008 under these circumstances, he would have received a severance payment equal to one year’s base salary of $1,415,500 (which includes the annual non-competition compensation of $171,350) plus a bonus equal to his prior fiscal year’s bonus of $1,729,135. These amounts would be payable in euros. For purposes of this discussion, his potential compensation has been converted into U.S. dollars at the average exchange rate of the dollar for the 2008 fiscal year of $1.49: €1.

Equity-Based Compensation

Vesting of options, restricted shares and RSUs upon termination of an NEO’s employment is dependent upon the reasons the NEO is terminated. Under the Carnival Corporation 2002 Stock Plan and Carnival plc 2005 Employee Share Plan and the associated equity award agreement, all options, restricted shares and RSUs not vested at the time of termination of employment will lapse with the exception of retirement, death or disability. In the case of retirement, depending on the NEO’s years of service and age, the options and share awards will vest according to the terms of the award agreement.

Awards granted to Messrs. Bernstein, Cahill and Foschi are subject to these standard terms. Mr. Arison and Mr. Frank have Executive Long-Term Compensation Agreements that provide for accelerated or continued vesting of awards upon termination of employment under certain circumstances described below. Absent an Executive Long-Term Compensation Agreement or an employment and/or equity award agreement specifying a different treatment, equity awards held by NEOs will be treated according to the respective provisions of the plans described further below.

Carnival Corporation 2002 Stock Plan

All NEOs except Mr. Foschi receive equity awards under the Carnival Corporation 2002 Stock Plan. The terms of the Carnival Corporation 2002 Stock Plan and the equity award agreements applicable to participants generally provide that upon termination for death or disability all unvested equity awards will immediately vest. Upon retirement, awards continue to vest according to their terms as though employment had not ended; provided, however, that as each participant reaches retirement age after December 31, 2008 the award will immediately vest as to 50% of the award. For equity awards made prior to December 2008, retirement is defined as voluntary termination of an employee being at least 55 years of age with 15 years of service or at least 65 years of age with five years of service. In December 2008, the Compensation Committees amended the definition of retirement to increase the retirement age to 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon voluntary termination prior to qualifying for retirement, all unvested equity awards are forfeited. Upon a change of control, all options become immediately exercisable and the restricted period on all restricted shares and RSUs immediately expires. Change of control means the occurrence of any of the following (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of common stock of Carnival Corporation or (B) the combined voting power of the then outstanding voting securities of Carnival Corporation & plc entitled to vote generally in the election of directors, except that this provision does not apply to affiliated companies or the Arison family, (ii) incumbent directors cease to constitute at least a majority of the boards of directors, (iii) the dissolution or liquidation of Carnival Corporation, (iv) the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival Corporation, or (v) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity-based awards made to the NEOs in February 2008 contain confidentiality and non-compete provisions that restrict them from competing with Carnival Corporation for three years after employment terminates. All of the equity-based awards made to participants, including the NEOs, in December 2008 contain confidentiality and non-compete provisions and restrict them from competing with Carnival Corporation for the remainder of the award’s vesting period and after employment terminates. They will be subject to the confidentiality restrictions indefinitely. If they breach either of these provisions, they will forfeit the right to receive all unvested and unexercised equity awards.

Individual Arrangements Related to Equity Awards under the Carnival Corporation 2002 Stock Plan

Micky Arison and Howard S. Frank. In 1998, Mr. Arison and Mr. Frank entered into Executive Long-Term Compensation Agreements with Carnival Corporation that contain additional provisions pertaining to all of their equity awards under the Carnival Corporation 2002 Stock Plan. These agreements include provisions that differ from the standard terms of the plan described above that result in the vesting of awards upon termination of employment under certain circumstances. If their employment is terminated without cause, options will continue to vest according to their terms, and restricted share awards granted prior to February 2008 will vest in 20% annual installments on each of the first through fifth anniversaries of the date of grant of the award. Restricted share awards granted in February 2008 and thereafter will vest in 33.33% annual installments on each of the first through third anniversaries of the date of the grant of the award.

In December 2008, the Executive Long-Term Compensation Agreement with Mr. Arison was amended to change the age after which Mr. Arison may voluntarily terminate his employment and be eligible to continue to vest in the equity awards made to him under the agreement from 60 to 65 years of age. Accordingly, if employment terminates due to diagnosis of a terminal medical condition or if Mr. Arison voluntarily terminates his employment after attaining age 65, all of their respective outstanding equity awards will continue to vest according to their original vesting schedule. For purposes of the agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the board of directors.

If Mr. Arison voluntarily terminates his employment within 14 days of notice that the Compensation Committees elect to reduce the number of restricted shares granted under the agreement by more than 25%, then his restricted share awards will vest according to an alternate vesting schedule. The alternate vesting schedule allows Mr. Arison to retain 20% per year beginning with the first anniversary date of the restricted shares grant for awards granted prior to February 2008, and 33% per year for awards granted in February 2008 and thereafter. Any restricted shares remaining unvested after application of this alternate vesting schedule are forfeited. If Mr. Arison voluntarily terminates his employment before age 65, all unvested awards are forfeited. If termination occurs before the first anniversary date of the grant, all restricted shares are forfeited. The provisions of this paragraph are not applicable to Mr. Frank.

David Bernstein and Gerald R. Cahill. The terms of Mr. Bernstein and Mr. Cahill’s restricted stock agreement for awards granted in February 2008 and thereafter provide that if their employment is terminated without cause or they voluntarily terminate due to a diagnosis of terminal medical condition, the restricted share awards will continue to vest according to their original vesting schedule. For purpose of the agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the boards of directors.

Carnival plc Executive Share Option Plan

Mr. Foschi is the only NEO that holds outstanding options under this plan. Mr. Foschi receives the same treatment as other Carnival Executive Share Option Plan participants generally. Under the terms of the plan and Mr. Foschi’s award agreements, upon termination for cause or voluntary termination, all options will be forfeited. Upon change of control or termination of employment for retirement, injury, disability, ill health or termination by Carnival plc without cause, all options will vest and become exercisable. Change of control is defined to mean (i) a person, alone or in concert with others making a general offer to acquire the whole of the share capital of Carnival plc, (ii) a person becoming bound or entitled to give notice under sections 428 to 430F of the Companies Act 1985 to acquire shares, (iii) a court directing that a meeting of the holders of shares be convened pursuant to section 425 of the Companies Act 1985 for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court, or (iv) notice being duly given of a resolution for the voluntary winding-up of Carnival plc. Cause is not specifically defined in this plan.

Carnival plc 2005 Employee Share Plan

Mr. Foschi is the only NEO who receives awards under the Carnival plc 2005 Employee Share Plan. Mr. Foschi receives the same treatment under the Carnival plc 2005 Employee Share Plan as other participants generally for awards granted through fiscal year 2008, except with respect to termination in the event of disability as described in the section entitled “Individual Arrangements Related to Equity Awards under the Carnival plc Equity Plans.” All awards vest upon termination of employment for death. Upon retirement, all awards will continue to vest according to their terms as if employment had not been terminated. For equity awards made prior to December 2008, retirement is defined as voluntary termination of an employee being at least 55 years of age with 15 years of service or at least 65 years of age with five years of service. In December 2008, the Compensation Committees amended the definition of retirement to increase the retirement age to 60 years of age with 15 years of service. Upon a change of control, all options will vest. Change of control is defined to mean the occurrence of any of the following (i) a person (either alone or together with any person acting in concert with him) obtaining control of Carnival plc as a result of a general offer or otherwise for the whole of the share capital of Carnival plc (other than those shares which are already owned by him and/or any person acting in concert with him), (ii) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of Carnival plc or (B) the combined voting power of the then outstanding voting securities of Carnival plc entitled to vote generally in the election of directors, except that this provision does not apply to affiliated companies or members of the Arison family, (iii) incumbent directors cease to constitute at least a majority of the boards of directors, (iv) a person becoming bound or entitled to give notice under sections 428 to 430F of the Companies Act 1985 to acquire shares, (v) a court directing that a meeting of the holders of shares be convened pursuant to section 425 of the Companies Act 1985 for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court, (vi) notice being duly given of a resolution for the voluntary winding-up of Carnival plc, (vii) the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival plc, or (viii) the completion of a reorganization, recapitalization, merger, consolidation, share exchange or similar form of corporate transaction involving Carnival plc that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity-based awards made to the NEOs in February 2008 and thereafter contain confidentiality and non-compete provisions that restrict them from competing with Carnival Corporation for the remainder of award’s vesting period. They will be subject to the confidentiality restrictions indefinitely. If they breach either of these provisions, they will forfeit the right to receive all unvested and unexercised equity awards.

Individual Arrangements Related to Equity Awards under the Carnival plc Equity Plans

Pier Luigi Foschi. In the event of termination of employment as a result of disability, all of Mr. Foschi’s outstanding options and RSUs will vest. The terms of Mr. Foschi’s RSU agreement for awards granted in December 2008 provide that if his employment is terminated without cause or he voluntarily terminates due to diagnosis of a terminal medical condition, the RSU award will continue to vest according to its original vesting schedule. For purposes of his agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the boards of directors.

Acceleration of Equity Awards Upon Termination of Employment or Change of Control

The following chart shows the value of option, restricted share, and RSU awards that would have become vested, or that could have continued to vest, subject to any non-compete and confidentiality requirement, for termination of employment or upon a change of control as of November 30, 2008. No termination of employment is required to trigger acceleration upon a change of control. For this purpose, options were valued as the difference between the closing price of Carnival Corporation common stock or Carnival plc ordinary shares, as applicable, as of that date and the applicable exercise price of the options. Restricted shares and RSUs were valued based on the closing price of Carnival Corporation common stock or Carnival plc ordinary shares, as applicable, as of that date. The value for Carnival Corporation common shares is based on $21.00, which is the closing price reported as having occurred on the New York Stock Exchange on November 28, 2008 and the value for Carnival plc ordinary shares is based on $21.00, which is the closing price reported as having occurred on the London Stock Exchange on November 28, 2008 of £13.73, which has been converted at November 28, 2008 exchange rate of $1.53:£1. The value of options includes only those options with an exercise price above these closing prices. As described above, certain options, restricted shares or RSUs do not vest upon termination of employment, but continue to vest over time according to the terms of the relevant equity plan, or Executive Long-Term Compensation, employment, service or equity award agreements. The true value of these equity awards for future vesting periods is subject to market fluctuations occurring over time.

Estimated Potential Value for Acceleration of Equity Awards

	Termination without Cause ($)	Voluntary Termination ($)	Retirement ($)	Death, Disability or Diagnosis of Terminal Medical Condition ($)		Change of Control ($)
Micky Arison	6,804,000	0	0	6,804,000		6,804,000
David Bernstein	210,000	0	0	210,000		210,000
Gerald R. Cahill	735,000	0	0	735,000		735,000
Pier Luigi Foschi	525,000	0	0	945,000	(1)	945,000
Howard S. Frank	5,670,000	5,670,000	5,670,000	5,670,000		5,670,000

Total	13,944,000	5,670,000	6,615,000	14,364,000		14,364,000

(1)	Mr. Foschi would receive $525,000 in the event of voluntary termination due to diagnosis of a terminal medical condition.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation & plc during 2008 and 2007. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the years ended November 30, 2008 and 2007 are set forth below:

	Carnival Corporation & plc 2008 (in millions)		Carnival Corporation & plc 2007 (in millions)
Audit Fees	$5.8		$5.5
Audit-Related Fees	0.0		0.3
Tax Fees	0.0		0.0
All Other Fees	0.0	(1)	0.0	(1)

Total	$5.8		$5.8

(1)	Less than $50,000.

Audit Fees for 2008 and 2007 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and system of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc IFRS annual consolidated financial statements, consents, SEC comment letter, Financial Reporting Review Panel comment letter, comfort letters, registration statements, statutory audits of various international subsidiaries and other agreed upon procedures.

Audit-Related Fees for 2007 were for due diligence acquisition work.

All Other Fees for 2008 and 2007 were primarily for Immigration and Naturalization Service certifications and license fees for internal audit and accounting research software.

All of the services described above were approved by the Audit Committees, and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Certified Public Accounting Firm

In December 2003, the Audit Committees adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered certified public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered certified public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the SEC on auditor independence.

REPORT OF THE AUDIT COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant board of directors in carrying out its oversight of:

•	the integrity of the relevant financial statements;

•	Carnival Corporation & plc’s compliance with legal and regulatory requirements;

•	the auditors’ qualifications and independence; and

•	the performance of Carnival Corporation & plc’s internal audit functions and independent auditors.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Combined Code. The two Audit Committees have identical members and each currently consists of five independent (as defined by the listing standards of the New York Stock Exchange currently in effect, SEC rules and the UK Combined Code), non-executive directors. The Carnival Corporation board of directors has determined that Richard J. Glasier is both “independent” and an “audit committee financial expert,” as defined by SEC rules. In addition, the Carnival plc board of directors has determined that Richard J. Glasier has “recent and relevant financial experience” for purposes of the UK Combined Code.

Management has primary responsibility for Carnival Corporation & plc’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc’s independent auditors are responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditors, as well as reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditors. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committees (i) reviewed and discussed Carnival Corporation & plc’s audited consolidated financial statements for the year ended November 30, 2008 with Carnival Corporation & plc’s management and with Carnival Corporation & plc’s independent auditors; (ii) discussed with Carnival Corporation & plc’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (iii) received the written disclosures and the letter from Carnival Corporation & plc’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committees concerning independence and discussed with Carnival Corporation & plc’s independent auditors the independent auditors’ independence. The Audit Committees also considered whether the provision to the relevant entity by the independent auditors of non-audit services was compatible with maintaining the independence of the independent auditors. Based on the reviews and discussions described above, the Audit Committees recommended to the boards of directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2008 for filing with the SEC.

The Audit Committee of Carnival Corporation	The Audit Committee of Carnival plc
Richard J. Glasier, Chairman	Richard J. Glasier, Chairman
Modesto A. Maidique	Modesto A. Maidique
Stuart Subotnick	Stuart Subotnick
Laura Weil	Laura Weil
Randall J. Weisenburger	Randall J. Weisenburger
Uzi Zucker	Uzi Zucker

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Transactions with Related Persons

It is our practice to review all relationships and transactions in which Carnival Corporation & plc and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our legal department and corporate finance departments are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions in which the amount involved exceeds $120,000 in which the Company was or is to be a participant and a related person had or will have a direct or indirect material interest are disclosed in our proxy statement. In addition, the boards review and approve or ratify any related person transaction involving a director regardless of the amount.

In the course of its review and approval or ratification of a related person transaction, the boards may consider the following factors:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•	any other matters the boards deem appropriate.

Any member of the boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the board that considers the transaction.

Related Person Transactions

Transactions with Micky Arison. Micky Arison, our Chairman and Chief Executive Officer, is also the Chairman, President and the indirect sole shareholder of FBA II, Inc., the sole general partner of Miami Heat Limited Partnership (“MHLP”), the owner of the Miami Heat, a professional basketball team. He is also the indirect sole shareholder of Basketball Properties, Inc., the sole general partner of Basketball Properties, Ltd. (“BPL”), the manager and operator of American Airlines Arena. Pursuant to a five-year advertising and promotion agreement between Carnival Cruise Lines, MHLP and BPL effective July 2004, Carnival Cruise Lines paid approximately $265,000 in fiscal 2008 for the advertising and promotion of Carnival Cruise Lines during Miami Heat games and other events held at the American Airlines Arena, located in Miami, Florida.

In addition, in October 2004 Carnival Corporation entered into a seven-year agreement with BPL for the use of six courtside lounge seats at the Miami Heat games played at the American Airlines Arena and other public events at the arena. Under the agreement, Carnival Corporation agreed to pay $180,000 per year for the first five years, plus taxes, subject to a 5% increase in years six and seven.

Transactions with the Ted Arison Family Foundation USA, Inc. Shari Arison (Micky Arison’s sister) is the Chairman of the Board of Trustees of the Ted Arison Family Foundation USA, Inc. (the “Foundation”), a charitable foundation established by Carnival Corporation’s founder, Ted Arison. Carnival Corporation leases approximately 100 square feet of office space to the Foundation and employs one of its employees. During fiscal 2008, Carnival Corporation billed the Foundation $132,000 for both occupancy and other costs incurred by Carnival Corporation related to this employee. It is expected that Carnival Corporation will continue these arrangements with the Foundation in the future, until such time that the employee is no longer providing such services.

Registration Rights. Pursuant to a letter agreement (the “Trust Registration Rights Agreement”) dated July 11, 1989, Carnival Corporation granted to the Ted Arison Irrevocable Trust (the “Irrevocable Trust”) and the Arison Children’s Irrevocable Trust (the “Children’s Trust,” and together with the Irrevocable Trust, the “Trusts”) certain registration rights with respect to certain shares of Carnival Corporation common stock held for investment by the Trusts (the “Shares”). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, our Chairman of the boards and Chief Executive Officer, and Shari Arison. Effective December 26, 1991, the Children’s Trust was divided into three separate continued trusts, including continued trusts for Micky Arison, Shari Arison and Michael Arison.

Under the Trust Registration Rights Agreement, Carnival Corporation has granted the Trusts demand and piggyback registration rights. Carnival Corporation is not required to effect any demand registration unless all of the Shares owned by either of the Trusts are included in the demand. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, selling costs, underwriting discounts and applicable filing fees.

Under a registration rights agreement dated June 14, 1991, as amended by an amendment dated July 31, 1991 and a succession agreement dated May 28, 2002 (together, the “Arison Registration Rights Agreement”), Carnival Corporation granted certain registration rights to Ted Arison with respect to certain shares of common stock beneficially owned by him (the “Arison Shares”) in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to the Nickel 1997 Irrevocable Trust (formerly known as The 1997 Irrevocable Trust of Micky Arison), the Artsfare 1992 Irrevocable Trust (formerly known as the Ted Arison 1992 Irrevocable Trust for Lin No. 2) and the Eternity Four Trust (formerly known as the Ted Arison 1994 Irrevocable Trust for Shari No. 1) (collectively, the “Family Trusts”). The Arison Registration Rights Agreement provides the Family Trusts and certain transferees with demand and piggyback registration rights. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

Son of Pier Luigi Foschi. The son of Pier Luigi Foschi, one of our NEOs and a director, is a minority partner in Studio Biscozzi-Nobili, an Italian tax consulting firm, which is retained from time to time to provide tax advice to Costa, one of Carnival plc’s subsidiaries. During fiscal 2008, Costa paid approximately $211,000, plus taxes, to Studio Biscozzi-Nobili for providing such services to Costa.

Transactions with Omnicom Group, Inc. Randall J. Weisenburger, a member of our boards since January 2009, is the Executive Vice President and Chief Financial Officer of Omnicom Group Inc., an advertising, marketing and corporate communications company. During fiscal 2008, Omnicom Group Inc. received approximately $12.4 million from Carnival Corporation & plc for advertising and marketing services. Such fees represented less than 1% of the consolidated revenues of Omnicom Group Inc. It is anticipated that Carnival Corporation & plc will continue to do business with Omnicom Group Inc. in the future.

Charitable Donations. One of our board members, Modesto A. Maidique, is President of FIU. Carnival Corporation made a $900,000 gift commitment to FIU in support of the FIU School of Hospitality and Tourism Management to be paid in annual installments over five years. FIU agreed to use the gift, which qualified for $700,000 in matching funds from the State of Florida, to (1) renovate, furnish and equip a 2,600 square foot multi-purpose facility to be named the “Carnival Student Center” and (2) establish and endow Carnival Scholarships for students to be known as Carnival Scholars. During fiscal 2008, Carnival Corporation paid

$250,000 in respect of this commitment. In addition, Carnival Corporation made additional donations in the amount of approximately $11,000 for event sponsorships and scholarship contributions.

Mary Frank, the spouse of Howard S. Frank, our Vice Chairman and Chief Operating Officer, is the immediate past President of the Board of Trustees of the Miami Art Museum and currently serves on its Executive Committee. Carnival Corporation made a conditional pledge of $5,000,000 to the Miami Art Museum to be used for on-going capital expenditures, a capital campaign to include construction of certain galleries to be named as the “Carnival Family Gallery” and the “Carnival Educational Gallery” and expenses relating to educational outreach programs. In October 2008, the board approved payment of the initial installment of $500,000. It is anticipated that nine additional $500,000 annual installments will be submitted for board approval annually. In addition, Carnival Corporation made additional donations in the amount of approximately $67,700 for general sponsorships, educational programs.

Alonzo Mourning is the founder and primary sponsor of the Overtown Youth Center, an 18,000 square foot facility located in the heart of Miami’s inner city, which provides academic and recreational activities for children. Until recently, Mr. Mourning was also a player for the Miami Heat, a professional basketball team. As described above, Micky Arison, our Chairman and Chief Executive Officer, is also the Chairman, President and the indirect sole shareholder of FBA II, Inc., the sole general partner of MHLP, the owner of the Miami Heat. Carnival Corporation conditionally pledged a gift of $500,000 to the Overtown Youth Center Endowment Fund. The board approved payment of the initial installment of $100,000. It is anticipated that four additional annual installments will be submitted for board approval annually.

The board has reviewed and approved or ratified these transactions.

Annex A

CARNIVAL PLC DIRECTORS’ REPORT

Directors’ Report

Carnival plc and Carnival Corporation are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and committees of the board. However, as is required by the agreements governing the dual listed company (“DLC”) structure, there is a single management team and the boards of directors and members of the committees of the boards are identical.

Principal activities

Carnival Corporation & plc is the largest cruise vacation group in the world, with a portfolio of cruise brands in North America, Europe and Australia. Together, these brands operate 88 ships totalling over 169,000 lower berths with 17 new ships scheduled to enter service between March 2009 and June 2012. Carnival Corporation & plc also operates Holland America Tours and Princess Tours, the leading tour companies in Alaska and the Canadian Yukon. Carnival Corporation & plc has a multi-brand strategy, which provides products and services appealing to the widest possible target audience across all major sectors of the vacation industry. For a further discussion of Carnival Corporation & plc’s business and risk factors, please refer to the Carnival Corporation & plc joint 2008 Annual Report on Form 10-K (the “Form 10-K”), which is available at the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

Business review and future developments

The directors consider that the most meaningful presentation of the Carnival plc group’s results and financial position under the DLC structure is by reference to information provided for Carnival Corporation & plc under U.S. GAAP which is included in the Carnival Corporation & plc 2008 Annual Report, which is available in the Investor Relations section of the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

Management’s Discussion and Analysis of Financial Condition and Results of Operations contained on pages 34 to 51 in the Carnival Corporation & plc 2008 Annual Report contains a review of the business and sets out the principal activities, operations, performance, financial position, key performance indicators and likely future developments of the Carnival Corporation & plc group. That discussion also identifies the principal risks and uncertainties with related mitigating factors that might affect the Carnival Corporation & plc group’s future performance. In addition, note 25 to the Carnival plc IFRS financial statements and note 2 of the Carnival Corporation & plc 2008 Annual Report identifies concentrations of credit risk and mitigating factors. Further information is also provided in the Chairman’s statement on pages 2 and 3 of the Carnival Corporation & plc 2008 Annual Report. Finally, the Form 10-K, which is filed with the SEC, provides a detailed description of our business and risk factors. The Form 10-K can be accessed via the SEC website at www.sec.gov under Carnival Corporation or Carnival plc or the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

As is common with other cruise vacation companies, we use a number of key performance indicators in reviewing the performance of our business. In particular, we use the measure of available lower berth days to represent passenger capacity for the period. Applying this measure to net revenues and net costs during a period allows us to analyze rate and capacity variances between periods. As a significant portion of our operations’ net income is generated in euros, sterling and the Australian dollar, we also review current year performance applying rates of exchange that applied during the prior year. This permits us to review the growth of our business in a fluctuating exchange rate environment. We also monitor our brands’ fuel consumption and fuel cost per metric ton.

The consolidated net income for the Carnival plc group (being Carnival plc and its subsidiary undertakings) under applicable international financial reporting standards was $1,067.4m (2007—$949.3m). For the avoidance of doubt, this does not include the results of Carnival Corporation.

Dividends

During the financial year ended November 30, 2008, Carnival plc paid four quarterly dividends totalling $1.60 per ordinary share (2007—$1.25). On October 31, 2008, Carnival plc announced a quarterly cash dividend of $0.40 per ordinary share. The dividend was paid on December 12, 2008, to shareholders of record on November 21, 2008. On October 31, 2008, Carnival plc also announced that its board of directors voted to suspend its quarterly dividend for the next quarter as a result of the highly volatile state of the financial markets. Carnival plc intends to maintain the dividend suspension throughout 2009, but will re-evaluate its dividend policy based on the circumstances prevailing during the year.

Although the dividend was declared in U.S. dollars, it is paid in sterling to the holders of ordinary shares in Carnival plc unless they elect to receive their dividends in U.S. dollars. Dividends payable in sterling are converted from U.S. dollars into sterling at the U.S. dollar to sterling exchange rate quoted by the Bank of England in London at 12:00 p.m. on the next combined U.S. and UK business day that follows the quarter end.

Holders of the Carnival plc’s American Depositary Shares (“ADSs”) are paid their dividend in U.S. dollars.

On September 21, 2004, Bedell Trustees Limited, the trustee for the Carnival plc Deferred Bonus and Co-Investment Matching Plan, waived its right to all dividends payable by Carnival plc. Dividends paid during the year over which rights were waived amounted to $137,146.

In July 2008, each of Carnival Investments Limited and Carnival Corporation waived its rights to all dividends payable by Carnival plc. Dividends paid during the year over which rights were waived amounted to $20,372,297,60.

Share capital and control

Changes in the share capital of Carnival plc during the year are given in note 17 to the Carnival plc consolidated IFRS financial statements.

The share capital of Carnival plc at the date of this report includes two allotted and issued subscriber shares of £1 each, 50,000 allotted but unissued redeemable preference shares of £1 each, one allotted and issued special voting share of £1 and 213,249,933 allotted and issued ordinary shares of US$1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital. The redeemable preference shares carry no voting rights, but are entitled to payment of a cumulative preferential fixed dividend of 8 per cent per annum on the amount paid up on each such share, which is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares, and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of the company, in which case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.

Details of options over ordinary shares and restricted stock units granted to employees are given in note 20 to the Carnival plc consolidated IFRS financial statements.

The articles of association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC structure would exceed 30 per cent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between 30 per cent and 50 per cent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC structure.

Under the relevant provisions of the Carnival plc articles of association (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing may be sold at the direction of the board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by the company. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares.

The restrictions summarized in the preceding paragraphs would not apply in the case of an acquisition of shares which is made in conjunction with a takeover offer for the company which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.

The foregoing is a summary only of the relevant provisions of the articles of association of Carnival plc, and for a complete understanding of their effect, shareholders are recommended to refer to the articles of association themselves, a copy of which is available at Carnival plc’s website at www.carnivalplc.com or upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States of America. The terms of these provisions would not be varied as a result of the adoption of the proposed new articles of association of Carnival plc, which are attached as Annex D to the proxy statement to which this report is annexed.

There are two significant agreements to which Carnival plc is a party which may be altered or terminated in the event of a change of control. These are (1) the Facilities Agreement dated October 21, 2005, as amended, by and among Carnival Corporation, Carnival plc, The Royal Bank of Scotland plc, and various other lenders, which provides for $1.2 billion, €400 million and £200 million revolving credit facilities and which may, under certain circumstances, be cancelled upon a change of control of Carnival plc, other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them, and (2) the Trust Deed dated November 27, 2006, by and among Carnival plc, Carnival Corporation and Citicorp Trustee Company Limited, governing the terms of €750 million 4.25% Guaranteed Bonds due 2013, which provides that the bondholders have the option to redeem the bonds in the event that a non-investment grade rating is applied to the bonds by a specified rating agency as a direct result of the change of control.

Articles of association

The articles of association of Carnival plc may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions which might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC structure. The proxy statement to which this report is annexed gives details of proposed changes to the articles of association of Carnival plc to be proposed at the annual general meetings scheduled to be held on April 15, 2009.

Purchase of own shares

In June 2006 Carnival Corporation and Carnival plc announced that their boards of directors had authorized the repurchase of up to an additional $1 billion in total of Carnival Corporation and Carnival plc shares. By September 19, 2007, the total amount repurchased under the June 2006 $1 billion authorization was $422 million. On that date, the boards of directors increased the remaining $578 million repurchase authorization to $1 billion (the “Repurchase Program”).

In October 2008, Carnival Corporation and Carnival plc announced that their boards of directors had authorized issuance of up to 19.2 million Carnival Corporation shares in the U.S. market from time to time in “at the market” transactions with the proceeds being used to repurchase shares of Carnival plc in the UK market on at least an equivalent basis (“Stock Swap”), with the remaining net proceeds, if any, used for general corporate purposes. When the Carnival plc shares trade at a discount to Carnival Corporation shares, we derive an economic benefit from the Stock Swap. In the event Carnival Corporation shares trade at a discount to Carnival plc shares, Carnival Corporation or Carnival Investments Limited, a subsidiary of Carnival Corporation, may elect to sell Carnival plc shares it owns from time to time in “at the market” transactions with the proceeds being used to repurchase shares of Carnival Corporation in the U.S. market on at least an equivalent basis, with the remaining net proceeds, if any, used for general corporate purposes, again deriving an economic benefit.

At February 17, 2009, the remaining availability pursuant to the Repurchase Program was $787 million. It is not our present intention to repurchase Carnival Corporation and/or Carnival plc shares under the Repurchase Program, except for repurchases resulting from the Stock Swap program.

Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the Companies Act 1985 to buy back shares of Carnival plc. Accordingly, at the annual general meetings held on April 22, 2008, the authority for Carnival plc to buy back its own shares was approved. This authority enabled Carnival plc to buy back up to 21,318,575 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue) of which 1,115,450 shares have been purchased under the Repurchase Program and the Stock Swap through February 17, 2009 by Carnival Corporation or Carnival Investments Limited, a subsidiary of Carnival Corporation, for approximately $15 million. That approval expires at the conclusion of Carnival plc’s 2009 annual general meeting.

Directors

The names of the persons who served as directors of Carnival Corporation and Carnival plc during the 2008 financial year, and biographical notes about each of the directors, including the period for which they held office during the 2008 financial year, are contained in the proxy statement to which this report is annexed. Details of the directors’ membership on board committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the proxy statement.

The appointment and replacement of directors of Carnival plc is governed by the provisions of the articles of association of Carnival plc, and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC structure. The articles of association and the Equalization and Governance Agreement require that the boards of directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals.

Details of the directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II the Carnival plc Directors’ Remuneration Report attached as Annex B to the proxy statement.

Substantial shareholdings

As at the date of this report, Carnival plc has been notified of the following material interests of 3% or more in Carnival plc’s total voting rights:

	No. of shares		Percentage of voting rights
Aviva plc	8,020,004	(1)	5.0%
AXA, S.A.	11,119,972	(2)	6.9%
Barclays plc	6,454,915	(3)	4.0%
Legal & General Group plc	11,350,409	(4)	7.0%
Prudential plc	9,421,563	(5)	5.8%
The Capital Group Companies, Inc.	16,984,669	(6)	10.5%

(1)	Aviva plc and its subsidiaries have an interest in these shares.
(2)	AXA, S.A. and its group of companies have an interest in these shares.
(3)	Affiliates of Barclays plc have an interest in these shares.
(4)	Legal & General Group plc and its subsidiaries have an interest in these shares.
(5)	Prudential plc and its group of companies have an interest in these shares.
(6)

The Capital Group of Companies, Inc. and its affiliates, being Capital Research and Management Company, Capital International S.A., Capital International Limited and Capital Guardian Trust Company, have an interest in these shares.

Carnival Corporation and Carnival Investments Limited, a subsidiary of Carnival Corporation, are the holders of an aggregate of 52,046,194 Carnival plc ordinary shares as at the date of this report. These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90% of all the Carnival plc shares. Accordingly, the details of voting rights given in the preceding table take account of the absence of voting rights carried by these shares.

Save for the above, no person has disclosed relevant information to Carnival plc pursuant to rule 5 of the Disclosure and Transparency Rules.

Corporate governance and directors’ remuneration

A report on corporate governance and compliance with the Combined Code appended to the UK Listing Authority’s Listing Rules is contained in the Carnival plc Corporate Governance Report attached as Annex C to the proxy statement. Part I of the Carnival plc Directors’ Remuneration Report is included in the proxy statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the proxy statement.

Corporate and social responsibility

Health, environmental, safety and security

The Carnival Corporation & plc Health, Environmental, Safety & Security (“HESS”) Committees are comprised of three independent directors. The principal function of the HESS Committees is to assist the boards in fulfilling their responsibility to supervise and monitor Carnival Corporation & plc’s health, environmental, safety and security policies, programs, initiatives at sea and ashore, and compliance with related legal and regulatory requirements.

Carnival Corporation & plc has a corporate Health, Environmental, Safety and Security Policy. Senior management reviews this policy at least annually.

The boards recognize that Carnival Corporation & plc need to ensure there is a consistent standard of operation throughout its fleet in keeping with its leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Policy & Compliance Department works with the operating companies to develop corporate-wide standards on health, environmental, safety and security issues in order to provide fleet-wide consistency. The Maritime Policy & Compliance Department reports to the HESS Committees.

The International Organization for Standardization (“ISO”) is an international standard-setting body, which produces worldwide industrial and commercial standards. ISO 14001 is one of the series of ISO 14000 environmental management standards that were developed to help organizations manage their processes, products and services to minimize environmental impacts. ISO 14001 presents a structured approach to setting environmental objectives and targets, and provides a framework for any organization to apply these broad conceptual tools to their own processes. During 2006, Carnival Corporation & plc completed its corporate-wide implementation and received certification of our ISO 14001 Environmental Management System at all its then existing brands.

Assurance of compliance with the corporate Health, Environmental, Safety and Security policies and corporate standards is maintained through a series of audits performed by the Maritime Policy & Compliance Department, through a comprehensive program of corporate audits, and by monitoring performance reports and data.

Carnival Corporation & plc’s senior management maintains a continuing commitment to be responsible corporate citizens, especially when it comes to protecting the environment. Carnival Corporation & plc has made great strides in this area and will continue to dedicate its efforts toward even more progress. In 2008, Carnival Corporation & plc published its third annual Environmental Management Report. This action continues the expansion of its transparency in publicly reporting the details of its ongoing commitment to the environment. It has also begun to broaden the scope of its transparency to include sustainability reporting. Sustainability reports have been published by two of its brands, AIDA Cruises and Costa Cruises. Carnival Corporation & plc is planning to use these reports as models for similar sustainability reports by all of its brands, beginning in 2010.

Carnival Corporation & plc’s Health, Environmental, Safety and Security Policy and Annual Environmental Reports are available in the Corporate Governance section of the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

Employees

Carnival Corporation & plc own and operate a portfolio of cruise brands in North America, Europe and Australia comprised of Carnival Cruise Lines, Holland America Line, Princess Cruises, The Yachts of Seabourn, AIDA Cruises, Costa Cruises, Cunard Line, Ibero Cruises, Ocean Village, P&O Cruises, and P&O Cruises Australia. Individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programs to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2005 Employee Share Plan or the Carnival Corporation 2002 Stock Plan, further details of which are provided in Carnival plc’s Directors’ Remuneration Report attached as Annex B to the proxy statement. These schemes reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.

It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies for which they are suitable applicants and training and career development is encouraged for all employees. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled whilst in its service wherever possible and to provide specialist training where appropriate.

Charitable donations

Carnival Corporation & plc provides support to charities by way of donations in cash and/or gifts in kind. Carnival Corporation has established the Carnival Foundation (the “Foundation”), which assists it in its commitment to enrich and better the lives of communities where it does business and/or where its employees live and work. The Foundation considers applications for charitable support from individuals and organizations and, according to an assessment of the merits of each application, determines whether it is appropriate to support particular causes or projects. Its primary funding interests include human and social needs, art and culture, health services and education.

During the financial year ended November 30, 2008, the Carnival plc group made charitable donations totalling $1.5 million (2007—$1.4 million) of which $1.1 million (2007—$1.0 million) was in respect of charitable organizations in the United States.

Political contributions

Carnival plc did not make any political contributions to any European Union (“EU”) political organization during the financial year ended November 30, 2008 (2007—nil). Carnival plc subsidiaries made political contributions to organizations outside the EU of $0.1 million (2007—$0.1 million).

Creditor payment policy

It is Carnival plc’s policy that payments to suppliers are made in accordance with those terms and conditions agreed between the company and its suppliers, provided that all trading terms and conditions have been complied with. At November 30, 2008, the company had an average of 13 days (2007—18 days) purchases outstanding in trade creditors.

Directors’ statement as to disclosure of information to auditors

Each director is satisfied that, as far as he or she is aware, the auditors are aware of all information relevant to the audit of Carnival plc’s consolidated financial statements for the financial year ended November 30, 2008 and that he or she has taken all steps that ought to have been taken by him or her as a director in order to make the auditors aware of any relevant audit information and to establish that Carnival plc’s auditors are aware of that information.

Auditors

The independent auditors, PricewaterhouseCoopers LLP, have indicated their willingness to continue in office and a resolution that they be re-appointed will be proposed at the annual general meeting.

By order of the board

Arnaldo Perez

Company Secretary

February 17, 2009

Statement of directors’ responsibilities

The directors are responsible for preparing the Annual Report, the Carnival plc Directors’ Remuneration Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have prepared the group and parent company financial statements in accordance with International Financial Reporting Standards (“IFRS”), as adopted by the EU. The financial statements are required by law to give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the profit or loss of the group for that period.

In preparing the financial statements the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	state that the group financial statements comply with IFRS, as adopted by the EU; and

•	prepare the group and parent company financial statements on the going concern basis.

The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the financial statements comply with the Companies Act 1985 and Article 4 of the IAS Regulation and the Carnival plc Directors’ Remuneration Report complies with the Companies Act 1985.

They are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The directors, whose names are listed in the proxy statement, confirm that to the best of their knowledge they have complied with the above requirements in preparing the financial statements.

By order of the board

Arnaldo Perez

Company Secretary

February 17, 2009

Annex B

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT

PART II

Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) which can be found beginning on page 41 of the proxy statement to which this report is annexed. The Compensation Discussion and Analysis should be read in conjunction with this Part II.

As explained in Part I, Parts I and II of this report form part of the Annual Report of Carnival plc for the financial year ended November 30, 2008. Carnival plc and Carnival Corporation are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and Compensation Committees. However, as is required by the agreements governing the dual listed company (“DLC”) structure, there is a single management team and the boards of directors and members of the committees of the boards are identical. Accordingly, consistent with prior years, we have included remuneration paid by Carnival Corporation and Carnival plc in the Carnival plc Directors’ Remuneration Report.

The current membership of the Compensation Committees consists of three members who are deemed independent by the boards of directors. The members of the Compensation Committees are appointed by the boards based on the recommendations of the Nominating & Governance Committees. Until April 22, 2008, the Compensation Committees of the boards were comprised of three independent non-executive directors: Arnold W. Donald (chairman), Richard J. Glasier and Baroness Hogg. Effective April 22, 2008, Laura Weil joined the Compensation Committees and Baroness Hogg resigned.

Both Parts I and II of this report have been prepared in compliance with the Directors’ Remuneration Report Regulations 2002 incorporated into the UK Companies Acts 1985 and 2006 and with the 2006 Combined Code on Corporate Governance, the UK Companies Act 1985 and the Listing Rules of the UK Listing Authority. Sections 1 to 9 below comprise the “auditable part” of this report.

Sterling and euro denominated amounts are converted to U.S. dollar amounts at the average exchange rates for the year ended November 30, 2008 of £1:$1.90 (2007—£1:$2.00) and €1:$1.49 (2007—€1:$1.36) unless otherwise stated.

EXECUTIVE DIRECTORS

The following chart shows the relative values of performance related and non-performance related components of the remuneration of executive directors of Carnival Corporation & plc in 2008, excluding pension benefits:

The performance related and non-performance related components of the remuneration shown in the above table were calculated using actual salary, benefits and bonuses, the face value of restricted shares and restricted share units (“RSUs”) in respect of the financial year ended November 30, 2008.

NON-EXECUTIVE DIRECTORS

Service contracts

Non-executive directors do not have service contracts, but instead have a letter of appointment setting out the services they are to provide to Carnival Corporation & plc and the other terms and conditions of their appointment. Their appointments and subsequent appointments are subject to annual election or re-election by shareholders.

Our non-executive directors are entitled to receive an annual retainer of $40,000 per year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), equity compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their board membership. In certain circumstances, we request that the directors’ spouses or partners attend a special event and we reimburse the directors for travel expenses incurred. The Presiding Director receives an additional retainer of $20,000 per annum. In addition, non-executive directors receive additional compensation for serving as chairman or a member of a board committee. The following table sets forth the retainer and meeting attendance fees for the board committees in effect during 2008.

	Retainer		Attendance Fee
	Chair	Member	In Person	By Telephone
Audit Committees	$23,000	$7,500	$3,000	$1,500
Compensation Committees	$14,000	$3,750	$2,500	$1,250
HESS Committees	$23,000	$3,750	$2,500	$1,250
Nominating & Governance Committees	$10,000	$3,750	$2,500	$1,250

Non-executive directors receive cash fees in quarterly installments. Annual retainers are prorated so that adjustments can be made during the year. Unearned paid portions of cash retainers are forfeited upon termination of service.

For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting. Directors who are employed by us or our subsidiaries or acting as our consultants do not receive any additional compensation for their board activities.

Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan

Each non-executive director is entitled to an annual award under the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan in the form of 2,500 restricted shares or RSUs which vest in their entirety on the third anniversary of the grant date. No performance conditions are applied to the vesting of share awards. Awards of options will no longer be made under this plan. Mr. Dickinson, Mr. Ratcliffe and Ms. Weil received a grant of 2,500 RSUs upon their re-election to the boards on April 23, 2008. The other non-executive directors received an equity award in October 2007. It is anticipated that all non-executive directors will receive their annual awards at the time of their annual election or re-election to the boards in the future. The maximum number of shares that may be subject to awards under this plan is 1,000,000.

Pensions

The non-executive directors do not receive any pension benefits in connection with their services as a non-executive director.

Share Ownership Guidelines

All non-executive directors are required to own at least 5,000 shares (inclusive of unvested restricted shares, RSUs and shares in a trust beneficially owned by the director) of either Carnival Corporation common stock or Carnival plc ordinary shares. Each of the directors elected by the shareholders in 2008 have achieved this board mandated requirement. New directors must achieve this requirement no later than two years from the date of their initial election to the boards by the shareholders.

Product Familiarization

All non-executive directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay a fare of $35 per day for such cruises. In addition, guests traveling with the non-executive director in the same stateroom are charged a fare of $35 per day. All other charges associated with the cruise (e.g., air fares, fuel supplements, government fees and taxes, gratuities, ground transfers, tours, etc.) are the responsibility of the non-executive director.

TOTAL SHAREHOLDER RETURN

Graphs representing total shareholder return performance for both Carnival Corporation and Carnival plc have been included in the Carnival Corporation & plc 2008 Annual Report within the section titled “Stock Performance Graphs” on pages 54 and 55, respectively.

REMUNERATION OUTCOME DURING 2008

The following sections contain detailed information on the remuneration of directors during the financial year ended November 30, 2008. The information set out in Sections 1 to 9 below has been subject to audit.

1.	Directors’ Emoluments

EXECUTIVE DIRECTORS

The emoluments of the executive directors of Carnival Corporation and Carnival plc for the 2008 financial year, excluding pension benefits, are set out as follows:

	2008					2007
	Base Salary $000	Annual Cash Bonus $000	Restricted Shares and Share Units(1) $000	Benefits(2) $000	Total $000	Total $000
Micky Arison	880	0	3,618	404	4,902	7,585
Pier Luigi Foschi(3)	1,416	1,797	1,034	403	4,650	4,163
Howard S. Frank	780	2,709	3,015	355	6,859	6,712

(1)

Mr. Arison and Mr. Frank were each awarded restricted shares under the Carnival Corporation 2002 Stock Plan over 149,524 and 124,603 shares in Carnival Corporation common stock, respectively. The value of the restricted shares awarded has been calculated by reference to the closing price of a Carnival Corporation share as having occurred on the New York Stock Exchange on the date of grant, of $24.20. Mr. Foschi was awarded 44,880 RSUs under the Carnival plc 2005 Employee Share Plan. The value of the units awarded to Mr. Foschi has been calculated by reference to the closing middle market quotation for a Carnival plc share as derived from the Daily Official List of the London Stock Exchange on the date of grant, being £14.96 (translated into U.S. dollars at the exchange rate of $1.54:£1). The restricted shares and RSUs awarded are subject to forfeiture in limited circumstances, so they are therefore regarded as remuneration for the year of award. Details of the Carnival Corporation 2002 Stock Plan and Carnival plc 2005 Employee Share Plan are described in Part I of the Carnival plc Directors’ Remuneration Report in the proxy statement to which this report is annexed.

(2)

Represents benefits-in-kind including personal use of corporate aircraft, personal air travel, living accommodations, chauffer, car, personal use of sporting event tickets, private medical/health insurance costs and premiums, accidental death or dismemberment, life and auto insurance premiums, health or other club memberships, cruise benefits and tax planning and return preparation services provided by a third party. No director was paid expense allowances chargeable to UK income tax in respect of qualifying services.

(3)

Mr. Foschi’s compensation was paid in euros. His 2008 base salary of €950,000 (which includes non-competition compensation of €115,000) and his 2008 bonus of €1,206,209 has been translated into U.S. dollars at the exchange rate of $1.49:€1, being the average exchange rate for the year.

NON-EXECUTIVE DIRECTORS

The remuneration of the non-executive directors of Carnival Corporation and Carnival plc for 2008 is as follows:

	2008				2007
	Fees $000	Restricted Shares and Share Units(1) $000	Other Emoluments $000	Total $000	Total $000
Richard G. Capen, Jr.	94	—	10	104	237
Robert H. Dickinson	70	98	9	177	—
Arnold W. Donald	117	—	17	134	231
Richard J. Glasier	141	—	15	156	252
Baroness Hogg(2)	34	—	—	34	227
Modesto A. Maidique	101	—	18	119	216
Sir John Parker	112	—	1	113	233
Peter G. Ratcliffe(3)	51	98	642	791	3,838
Stuart Subotnick	135	—	—	135	252
Laura Weil	116	98	—	214	211
Uzi Zucker	107	—	—	107	215

(1)

The value of the shares awarded has been calculated by reference to the average of the highest and lowest sales prices as having occurred on the New York Stock Exchange on the date of grant, of $39.38. The shares awarded are not subject to forfeiture, and are therefore regarded as remuneration for the year of award. These restricted share awards are included in the table of directors’ interests disclosed below.

(2)

Baroness Hogg decided not to seek re-election to the boards in April 2008 due to additional pressures on her schedule following her appointment as Deputy Chairman of the UK Financial Reporting Council. As a result, her term ended on April 22, 2008.

(3)

Includes fees paid to Mr. Ratcliffe for services as a non-executive director following his retirement on March 6, 2008. Upon his retirement, he became eligible to receive compensation for his services as a non-executive director. The amounts included in the Other Emoluments column includes salary of $327,308 and perquisites of $314,322, received by Mr. Ratcliffe during his employment.

Former Director Compensation

Upon the completion of the DLC transaction, Lord Sterling was appointed as Life President of P&O Cruises and Special Adviser to Micky Arison in his capacity as Chairman and CEO of Carnival Corporation & plc. As Special Adviser, Lord Sterling receives fees for his services at a rate of £25,000 per annum payable in quarterly installments in arrears.

Mr. Lanterman served as a member of the board until April 16, 2007. In May 2007, Holland America Line Inc. (“HAL”) entered into a 19 month Consulting Agreement with Mr. Lanterman. During the term of the Consulting Agreement, Mr. Lanterman has provided such consulting services and other assistance as was required by HAL’s President and CEO and Carnival Corporation’s Chairman and CEO on governmental, industry and community relations matters, up to a maximum of 500 hours annually. The Consulting Agreement contains confidentiality and indemnification provisions. HAL has indemnified Mr. Lanterman from any losses arising from his provision of the consulting services in accordance with the Consulting Agreement, subject to customary exceptions. During the 2008 financial year, Mr. Lanterman earned compensation of approximately $200,000 under the terms of the Consulting Agreement for his services. He did not participate in any incentive compensation plans offered by HAL or any affiliate of HAL, but was eligible for medical and dental insurance benefits for which HAL paid approximately $5,600.

In addition, in 1999 and years prior thereto, Mr. Lanterman deferred receipt of a portion of his annual bonus. In exchange, Carnival Corporation and Mr. Lanterman entered into a Retirement and Consulting Agreement, which provides that Carnival Corporation will pay him the deferred bonus amounts plus interest in monthly instalments over the 15 years following his retirement, which commenced on January 1, 2005.

2.	Carnival plc Deferred Bonus and Co-Investment Matching Plan

Directors’ interests in the Carnival plc Deferred Bonus and Co-Investment Matching Plan at the beginning and the end of the 2008 financial year are as follows:

	At Dec. 1, 2007	Grant(1)	At Nov. 30, 2008	Performance period end date(2)
Peter G. Ratcliffe	16,553	—	16,553	Nov. 30, 2008
	18,445	—	18,445	Nov. 30, 2009
	—	21,591	21,591	Nov. 30, 2010

(1)

Mr. Ratcliffe was granted 21,591 share awards in respect of his 2007 bonus, in February 2008. The market price of each share comprising this award on the day of grant was £21.11 and the value of the share award was disclosed in the “Summary Compensation Table” in the proxy statement for the year ended November 30, 2007. The retention period for such awards ends on the announcement of the financial results of Carnival Corporation & plc for the year ending November 30, 2010.

(2)	The performance period applicable to each award is three years.

3.	Carnival Corporation 1992 Stock Option Plan

The number of shares of Carnival Corporation common stock subject to options at the beginning and end of the 2008 financial year for each director is as follows:

	Dec. 1, 2007	Exercised	Nov. 30, 2008	Exercise price(1) $	Earliest date from which exercisable	Expiry date
Micky Arison	120,000	—	120,000	45.38	Jan. 11, 2000	Jan. 11, 2009
	120,000	—	120,000	43.56	Jan. 26, 2001	Jan. 26, 2010
	240,000	—	240,000	29.81	Jan. 8, 2002	Jan. 8, 2011
	120,000	—	120,000	22.57	Oct. 8, 2002	Oct. 8, 2011

Robert H. Dickinson	80,000	80,000	—	37.94	Aug. 1, 1999	Aug. 1, 2008
	64,000	—	64,000	45.88	Aug. 1, 2000	Aug. 1, 2009

Howard S. Frank	100,000	—	100,000	45.38	Jan. 11, 2000	Jan. 11, 2009
	100,000	—	100,000	43.56	Jan. 26, 2001	Jan. 26, 2010

(1)	Exercise price of all options have an option price above the market price of a share as at November 28, 2008.

Details of the Carnival Corporation options exercised by directors under the 1992 Stock Option Plan in 2008 are as follows:

	Number exercised	Exercise price $	Market price at date of exercise $	Gain(1) $	Earliest date from which exercisable	Expiry date
Robert H. Dickinson	80,000	37.94	41.35	272,800	Aug. 1, 1999	Aug. 1, 2008

(1)	The total gain made by executive directors from share options exercised during the financial year ended November 30, 2007 was nil.

4.	Carnival Corporation 2002 Stock Plan

The number of shares of Carnival Corporation common stock subject to options at the beginning and end of the 2008 financial year for each director is as follows:

	Dec. 1, 2007	Exercised	Nov. 30, 2008	Exercise price(1) $	Earliest date from which exercisable	Expiry date
Micky Arison	120,000	—	120,000	27.88	Dec. 2, 2003	Dec. 2, 2012
	120,000	—	120,000	34.45	Oct. 13, 2004	Oct. 13, 2013
	120,000	—	120,000	49.09	Oct. 18, 2005	Oct. 18, 2014
	120,000	—	120,000	46.61	Oct. 18, 2006	Oct. 18, 2012
	120,000	—	120,000	47.83	Oct. 16, 2007	Oct. 16, 2013

Robert H. Dickinson	80,000	—	80,000	34.25	Aug. 1, 2004	Aug. 1, 2013
	80,000	—	80,000	46.23	Aug. 2, 2005	Aug. 2, 2014
	80,000	—	80,000	52.19	Aug. 1, 2006	Aug. 1, 2015
	80,000	—	80,000	38.46	Aug. 1, 2007	Aug. 1, 2013
	80,000	—	80,000	44.45	Aug. 1, 2008	Aug. 1, 2014

Howard S. Frank	20,000	—	20,000	27.88	Dec. 2, 2007	Dec. 2, 2012
	40,000	—	40,000	34.45	Oct. 13, 2007	Oct. 13, 2013
	100,000	—	100,000	49.09	Oct. 18, 2005	Oct. 18, 2014
	100,000	—	100,000	46.61	Oct. 18, 2006	Oct. 18, 2012
	100,000	—	100,000	47.83	Oct. 16, 2007	Oct. 16, 2013

Peter G. Ratcliffe	50,000	—	50,000	43.61	April 21, 2005	April 21, 2014
	50,000	—	50,000	50.23	April 14, 2006	April 14, 2015
	50,000	—	50,000	51.38	Feb. 21, 2007	Feb. 21, 2013
	50,000	—	50,000	48.55	Feb. 20, 2008	Feb. 20, 2014

(1)	Exercise price of all options have an option price above the market price of a share as at November 28, 2008.

The highest and lowest prices of Carnival Corporation’s common stock during the year ended November 30, 2008 were $46.20 and $14.85, respectively. The closing price of Carnival Corporation’s common stock at November 28, 2008 (being the last trading day of the financial year) was $21.00.

5.	Carnival plc 2005 Employee Share Plan

The number of Carnival plc ordinary shares subject to options at the beginning and end of the 2008 financial year for each director is as follows:

	Dec. 1, 2007	Exercised	Nov. 30, 2008	Actual/ Weighted- average exercise price(1)	Earliest date from which exercisable	Latest expiry date
Pier Luigi Foschi	61,200	—	61,200	£29.00	Oct. 18, 2006	Oct. 18, 2015
	50,000	—	50,000	£31.98	Feb. 21, 2007	Feb. 21, 2013
	50,000	—	50,000	£26.00	Feb. 20, 2008	Feb. 20, 2014

(1)	Actual/weighted-average exercise price of all options have an option price above the market price of a share as at November 28, 2008.

6.	Carnival plc Executive Share Option Plan

The number of Carnival plc ordinary shares subject to options at the beginning and end of the 2008 financial year for each director is as follows:

	Dec. 1, 2007	Exercised	Nov. 30, 2008	Weighted-average exercise price(1)	Earliest date from which exercisable	Latest expiry date
Pier Luigi Foschi	287,064	—	287,064	£26.40	Feb. 26, 2005	Oct. 18, 2014

(1)	Weighted-average exercise price of all options have an option price above the market price of a share as at November 28, 2008.

The highest and lowest prices of Carnival plc’s shares during the year ended November 30, 2008 were £22.76 and £10.55, respectively. The closing price of Carnival plc’s shares at November 28, 2008 was £13.73.

7.	Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan

The number of shares of Carnival Corporation common stock subject to options at the beginning and end of the 2008 financial year for each non-executive director is as follows:

	Dec. 1, 2007	Exercised	Nov. 30, 2008	Weighted-average exercise price(1) $	Earliest date from which exercisable	Latest expiry date
Richard G. Capen, Jr.	48,000	6,000	42,000	42.04	April 17, 2002	Oct. 16, 2016
Arnold W. Donald	44,000	—	44,000	36.28	April 17, 2002	Oct. 16, 2016
Richard J. Glasier	30,000	—	30,000	46.79	July 20, 2005	Oct. 16, 2016
Modesto A. Maidique	48,000	—	48,000	39.97	April 17, 2004	Oct. 16, 2016
Stuart Subotnick	9,600	—	9,600	40.80	Dec. 2, 2007	July 20, 2014
Uzi Zucker	43,200	—	43,200	41.34	April 17, 2002	Oct. 16, 2016

(1)	Weighted-average exercise price of all options have an option price above the market price of a share as at November 28, 2008.

Details of the Carnival Corporation options exercised by non-executive directors in 2008 are as follows:

	Number exercised	Exercise price $	Market price at date of exercise $	Gain(1) $	Earliest date from which exercisable	Expiry date
Richard G. Capen, Jr.	6,000	27.88	40.46	75,480	Dec. 2, 2003	Dec. 2, 2012

(1)	The total gain made by non-executive directors from option exercises during the financial year ended November 30, 2007 was $0.65 million.

8.	Carnival Corporation 1993 Outside Director Option Plan

The number of shares Carnival Corporation common stock subject to options at the beginning and end of the 2008 financial year for each non-executive director is as follows:

	Dec. 1, 2007	Exercised	Nov. 30, 2008	Exercise price(1) $	Earliest date from which exercisable	Expiry date
Richard G. Capen, Jr.	20,000	—	20,000	46.88	April 19, 2000	April 19, 2009
Modesto A. Maidique	20,000	—	20,000	46.88	April 19, 2000	April 19, 2009

(1)	Exercise price of all options have an option price above the market price of a share as at November 28, 2008.

No share options held by executive or non-executive directors were granted or lapsed during the financial year ended 2008 under the Carnival Corporation 1992 Stock Option Plan, the Carnival Corporation 2002 Stock Plan, The Carnival plc 2005 Employee Share Plan, the Carnival plc Executive Share Option Plan, the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan or the Carnival Corporation 1993 Outside Director Stock Option Plan.

9.	Pensions

Details of the retirement benefits of executive, non-executive and former directors arising from their participation in defined benefit pension arrangements are as follows:

	Accrued benefit(1) at Nov. 30, 2008 $000	Increase in accrued benefits including inflation $000	Increase in accrued benefits net of inflation $000	Transfer value of increase in accrued benefits less inflation and net of directors’ contributions $000	Transfer value(2) at Dec. 1, 2007 $000	Transfer value(2) at Nov. 30, 2008 $000	Increase in transfer value net of directors’ contributions $000	Benefits paid during the year $000
Micky Arison	142	7	1	6	1,192	1,390	198	0
Robert H. Dickinson	271	(884)	(941)	(11,859)	14,344	3,414	(10,931)	11,014
Howard S. Frank	139	(1,624)	(1,711)	(20,456)	20,801	1,662	(19,139)	20,922
A. Kirk Lanterman(3)	1,999	0	(99)	(866)	18,268	17,551	(717)	1,999
Peter G. Ratcliffe	494	(448)	(495)	(8,384)	17,278	9,094	(8,184)	3,737

(1)

The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age under the various defined benefit schemes described in Part I of the Carnival plc Directors’ Remuneration Report in the proxy statement to which this report is annexed based on service to November 30, 2008.

(2)

All transfer values have been calculated on the basis of actuarial advice in accordance with UK Actuarial Guidance Note GN11. The transfer values of the accrued entitlement represent the value of assets that the pension scheme would need to transfer to another pension provider on transferring the scheme’s liability in respect of the directors’ pension benefits. They do not represent sums payable to individual directors and, therefore, cannot be added meaningfully to annual remuneration.

(3)

Under Mr. Lanterman’s Retirement and Consulting Agreement described in the proxy statement to which this report is annexed, he is entitled to annual payments of $1,998,924 every year for a period of 15 years from the date of his retirement. If he should die before the end of the 15 year period, the then present value of any unpaid balance of the total amount payable to Mr. Lanterman under the agreement would be paid to his estate following his death. In calculating the present value, an interest rate of 8.5% would be applied, being the rate of return agreed under Mr. Lanterman’s Retirement and Consulting Agreement.

The contribution payable to the Princess Cruises Retirement Savings Plan in the U.S. for Mr. Ratcliffe in respect of the 2008 financial year was $14,385.

10.	Directors’ Interests in Carnival Corporation common stock and Carnival plc ordinary shares

Details of the directors’ interests are as follows:

	Carnival plc				Carnival Corporation
Directors	Dec. 1, 2007		Nov. 30, 2008		Dec. 1, 2007*		Nov. 30, 2008*
Micky Arison(1)	—		—		186,741,833		186,825,833
Richard G. Capen, Jr.(2)	—		—		5,802		5,000
Robert H. Dickinson(3)	—		—		256,122		160,000
Arnold W. Donald(4)	—		—		1,506		1,782
Pier Luigi Foschi	—		—		—		—
Howard S. Frank(5)	—		—		290,369		294,590
Richard J. Glasier	—		—		5,000		5,000
Modesto A. Maidique	—		—		5,000		5,000
Sir John Parker	10,004	(6)	10,004	(6)	7,500		7,500
Peter G. Ratcliffe	—		—		10,000	(7)	10,000	(7)
Stuart Subotnick	—		—		9,500		9,500
Laura Weil	—		—		2,500		3,018
Uzi Zucker	—		—		62,500		62,500

*

As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)

As of November 30, 2008, includes (i) 2,077,312 shares of common stock held by the Nickel 2006 GRAT, (ii) 824,565 shares of common stock held by the Nickel 2008 GRAT, (iii) 622,161 shares of common stock held by the Nickel 2007 GRAT, (iv) 333,940 shares held by the Nickel 2003 Revocable Trust, (v) 106,114,284 shares of common stock held by MA 1994 B Shares, L.P., (vi) 72,821,132 shares of common stock held by the Artsfare 2006 Trust No. 1, Artsfare 2006 Trust No. 2, Artsfare 2005 Trust No. 2, Eternity Four Trust and the Nickel 97-06 Irrevocable Trust by virtue of the authority granted to Mr. Arison under the last will of Ted Arison and (vii) 1,432,439 shares of common stock held by the Artsfare 2003 Trust by virtue of authority granted under the trust instrument and (viii) 2,600,000 shares of common stock held by the Nickel 2008-2 GRAT.

(2)	Includes 2,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee.
(3)

As of November 30, 2008, all shares of common stock are owned by Dickinson Enterprises Limited Partnership (the “Dickinson Partnership”). The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the “Dickinson Trust”). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.

(4)	Includes 1,282 shares owned by The Arnold W. Donald Revocable Trust UAD 5/26/98.
(5)	Includes 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), to which Mr. Frank disclaims beneficial ownership.
(6)	Includes 7,000 shares owned by GHM Trustees Limited, the trustee of Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme of which Sir John Parker is a discretionary beneficiary.
(7)	Mr. Ratcliffe holds a conditional right to receive 10,000 shares after a five-year retention period during which he has no right to vote or direct the sale of the shares.

Senior executives of the Carnival plc group, who are participants of the Carnival plc Deferred Bonus and Co-Investment Matching Plan, are potentially beneficiaries of the Bedell Trust and therefore deemed to be technically interested in the 70,569 Carnival plc ordinary shares held by the trust for the purposes of satisfying vesting of shares under the plan.

The following changes in the above share interests occurred between December 1, 2008 and February 17, 2009:

	Carnival Corporation
Directors	Jan. 15, 2009	Dec. 1, 2008
Micky Arison	186,975,357	186,825,833
Howard S. Frank	419,304	294,590
Peter G. Ratcliffe	—	10,000

On behalf of the board

Arnold W. Donald

Chairman of the Compensation Committees

February 17, 2009

Annex C

CARNIVAL PLC CORPORATE GOVERNANCE REPORT

Corporate governance

Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company structure with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that the resulting corporate governance framework described below effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines

Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the boards of directors. These principles are summarized below and are available on the company’s website.

•	A majority of the members of each of the boards must be independent.

•

The boards will each have at all times an Audit Committee, a Compensation Committee, a Health, Environmental, Safety & Security (“HESS”) Committee and a Nominating & Governance Committee (the “Committees”). All the members of these Committees will be independent directors under the criteria established by the New York Stock Exchange and the London Stock Exchange. Each Committee has its own charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•

The Nominating & Governance Committees will review with the boards, on an annual basis, the requisite skills and characteristics of new board members, as well as the composition of the boards as a whole. The Nominating & Governance Committees will assess and recommend board candidates for appointment as directors.

•

The responsibilities of the directors are laid out in the Guidelines and cover matters such as the directors duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc will face in the future.

•

The non-executive directors shall designate a senior independent director to preside at meetings of the non-executive directors and at board meetings in absence of the Chairman, and to serve as the principal liaison for non-executive directors.

•

Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of the Secretary to the boards and to independent professional advice at the expense of Carnival Corporation & plc, as necessary.

•

The Compensation Committees will recommend the form and amount of director and senior executive compensation in accordance with the policies and principles set forth in its charter and conduct an annual review thereof. In particular the Compensation Committees will annually review the compensation of the Chief Executive Officer (“CEO”) and his performance to ensure that the CEO is providing the best leadership for Carnival Corporation & plc in the long and short-term.

•	The Nominating & Governance Committees will maintain orientation programs for new directors and continuing education programs for all directors.

•	The boards will conduct an annual performance evaluation to determine whether they, their Committees and individual directors are functioning effectively.

•	The non-executive directors will meet at least annually under the direction of the senior independent director to conduct an appraisal of the Chairman’s performance.

•

All shareholders may communicate with the boards by addressing all communications to the Secretary, who must forward any item requiring immediate attention to the senior independent non-executive director, who must in turn notify the boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc will continue to monitor governance developments in the UK to ensure a vigorous and effective corporate governance framework.

Set out below is a statement of how Carnival Corporation & plc has applied the main principles of Section 1 of the Combined Code on Corporate Governance published by the UK Financial Reporting Council in June 2006 (the “Combined Code”) during the financial year ended November 30, 2008.

Board composition

Each of the boards of directors is currently comprised of 14 members: three executive directors and eleven non-executive directors. All directors are required to submit themselves for annual re-election. The biographical details of the members of the boards are contained in the proxy statement to which this report is annexed. All directors have been subject to a formal performance evaluation during the year as described below.

Board balance and independence

All of the non-executive directors, with the exception of Mr. Dickinson and Mr. Ratcliffe (former executive directors), are considered by the boards to be independent directors. Messrs. Capen, Maidique, Subotnick and Zucker have been non-executive directors for more than nine years from the date of their first election to the board of Carnival Corporation. However, notwithstanding this fact, the boards have determined that each of those directors is independent for the reasons set forth below.

Consistent with U.S. practice, the boards believe that length of tenure should be one of the factors considered with respect to the independence of directors, but that tenure alone should not result in the loss of independence. The boards believe that automatic loss of independence status for directors due to tenure would effectively operate as a term limit for independent directors and result in the loss of the valuable contributions of directors who have been able to develop over time increasing insight into Carnival Corporation & plc and its operations. The boards prefer to rely on vigorous annual evaluations of individual directors to review their objectivity and independence, as well as their overall effectiveness as directors. All directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees. Performance evaluations conducted during the year are described below.

Stuart Subotnick, the senior independent non-executive director, approves board agendas and meeting schedules to ensure the flow of relevant information to the boards. Each board member is entitled to suggest the inclusion of items on the agenda and to raise at any board meetings subjects that are not on the agenda for that meeting.

Directors’ indemnities

As at the date of this report, indemnities are in force under which Carnival Corporation & plc have agreed to indemnify the directors of Carnival Corporation & plc, to the extent permitted by law and Carnival Corporation’s articles of incorporation and Carnival plc’s articles of association, in respect of all losses arising out of, or in connection with, the execution of their powers, duties and responsibilities, as directors of Carnival plc.

Chairman and Chief Executive Officer

The CEO of Carnival Corporation & plc, Micky Arison, also serves as Chairman of the boards. The combination of the roles of Chairman and CEO is not compliant with the Combined Code. Unlike the prevailing practice in the UK, a majority of the S&P 500 companies in the U.S. have chairpersons who are also the CEO or have other significant relationships with their companies beyond board duties. The boards believe that the presence of a majority of non-executive directors, as well as the requirement that all Committees be comprised exclusively of non-executive directors, provides an appropriate balance of power and authority. The role of the senior independent non-executive director also helps to ensure that power and information are not concentrated in one or two individuals. As a further measure to enhance their effectiveness, the non-executive directors meet outside the presence of the executive directors at least quarterly under the chairmanship of the senior independent non-executive director. In addition, the non-executive directors meet periodically with the Chairman of the boards with no other executive directors present.

The boards believe that the separation of the roles of chairman and CEO is best addressed as part of the succession planning process, and that it is in the best interests of Carnival Corporation & plc and its shareholders for the boards to make an appropriate determination, consulting with shareholders as appropriate, as and when a new chairman or CEO may be nominated in the future.

Board procedures and responsibilities

Meetings of the boards are held on a regular basis to enable the boards to properly discharge their responsibilities. During the financial year ended November 30, 2008, the board of directors of Carnival plc held a total of nine meetings. All board meetings during the year were attended by the full board with the exception of Dr. Modesto A. Maidique and Sir John Parker who attended eight of the nine meetings. The agenda for each board meeting and meeting schedules are prepared by the Chairman and reviewed and approved by the senior independent non-executive director. Any director can contribute to the agenda.

Non-executive directors are required to allocate sufficient time to meet the expectations of their role. The consent of the Chairman and the senior independent non-executive director must be sought before accepting additional directorships that might affect the time a non-executive director of Carnival Corporation & plc is able to devote to that role.

The boards have resolved that executive directors may not serve as a non-executive board member on more than one FTSE 100 or Fortune 100 company nor as the Chairman of such a company.

Board structures and delegation to management

The basic responsibility of the directors is to exercise their business judgment in the way they consider, in good faith, would be most likely to promote the success of Carnival plc and its shareholders as a whole. Further details of the responsibilities of the directors are set out in the Guidelines. The boards have a formal schedule of matters specifically reserved to them for decision, which includes the approval of annual and interim results and financial statements, dividends, significant changes in accounting policy, material acquisitions and disposals, material agreements, major capital expenditures, annual operating budgets, strategic plans, treasury policy, risk management policy, material changes to employee incentive schemes as well as approval of share option grants or other share-related benefits, and health, environmental, safety and security policies.

Details of the Committees of the boards are set out in the section below. In addition, any matters reserved for the boards that arise between formal board meetings that need to be resolved are delegated to an executive committee, comprising two executive directors and a non-executive director. Any resolutions made by the executive committee are presented for ratification by the board of directors at the following board meeting.

The strategic management and direction of and significant commercial decisions in relation to global operations of Carnival Corporation & plc, except to the extent reserved to the full boards under their schedule of reserved matters, is delegated by the boards to boards of subsidiary companies within the group and to management committees of the boards, which in turn delegate to local management as appropriate.

Committees of the boards

The following Committees, which have written charters setting out their authority and duties, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com or www.carnivalplc.com, have operated throughout the year.

AUDIT COMMITTEES

Until April 22, 2008, the Audit Committees of the boards were comprised of five independent non-executive directors: Richard J. Glasier (chairman), Richard G. Capen, Jr., Modesto A. Maidique, Stuart Subotnick and Laura Weil. Effective April 22, 2008, Uzi Zucker joined the Audit Committees and Richard G. Capen, Jr. left the Audit Committees to serve on the HESS Committees. On January 20, 2009, Randall J. Weisenburger joined the Audit Committees. As a result, the Audit Committees are currently comprised of six independent non-executive directors. The board of Carnival plc has determined that Richard J. Glasier has “recent and relevant financial experience” for the purposes of the Combined Code.

The Audit Committees are scheduled to meet at least eight times a year and at other times if required, with a minimum of four meetings per year as required by the Audit Committees’ charter. The Chief Operating Officer, the Chief Financial Officer, the Chief Accounting Officer, General Counsel and the Vice President—Audit Services, who is responsible for internal control and risk assessment within Carnival Corporation & plc, and the external auditors normally attend meetings at the invitation of the Audit Committees. During the year, 13 meetings of the Carnival plc Audit Committee were held, which were attended by all members of the Audit Committees except for Mr. Subotnick who attended 12 of the 13 meetings and Mr. Zucker who attended five of the six meetings held following his appointment to the Audit Committees in April 2008.

The main role and responsibilities of the Audit Committees are to review the significant risks or exposures of Carnival Corporation & plc, the adequacy of internal controls, the quarterly, interim and annual consolidated financial statements, any formal announcements relating to the Carnival Corporation & plc’s financial performance, the appointment, replacement, reassignment or dismissal of the head of Audit Services, to liaise with, appoint and assess the effectiveness and independence of, the external auditors and to review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics. The Audit Committees have established and monitor the procedures for receipt of employee complaints regarding any alleged fraud or violations of law.

In fulfilling its responsibilities during the year, the Audit Committees have:

•	Reviewed the quarterly, interim and annual financial results of Carnival Corporation & plc, including accounting matters and key factors affecting financial results and future forecasts;

•	Reviewed financial statements and related disclosures, proposed filings with the U.S. Securities and Exchange Commission (“SEC”) and draft press releases of Carnival Corporation & plc;

•	Reviewed the form and content of the financial statements to be presented to shareholders of Carnival plc at the half year and at the year end;

•	Reviewed the form and content of management’s responses to a comment letter received from the SEC;

•	Confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;

•	Received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;

•

Reviewed reporting from the independent auditors concerning the audit work performed, identified internal control weaknesses and accounting issues, and all relationships between the independent auditors and Carnival Corporation & plc;

•	Reviewed and approved fees for audit and non-audit related services provided by Carnival Corporation & plc’s independent auditors;

•

Received reporting, as well as quarterly briefings from the Audit Services Department concerning results from their internal auditing work. Reporting included significant findings, any identified control weaknesses and management plans for remedial action;

•	Reviewed the annual company-wide audit risk assessment, historical audit coverage and audit plan for the upcoming year presented by the Audit Services Department;

•

Reviewed reports of the Audit Services Department concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously issued reports;

•	Reviewed the status of complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels; and

•	Reviewed and approved revisions to the Audit Committee charter and Carnival Corporation & plc’s Code of Business Conduct and Ethics.

COMPENSATION COMMITTEES

Until April 22, 2008, the Compensation Committees of the boards were comprised of three independent non-executive directors: Arnold W. Donald (chairman), Richard J. Glasier and Baroness Hogg. Effective April 22, 2008, Laura Weil joined the Compensation Committees and Baroness Hogg resigned. As a result, the Compensation Committees continue to be comprised of three independent non-executive directors.

The Compensation Committees are scheduled to meet at least four times a year and at other times as required. Executive directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are under review. During the year, 11 meetings of the Carnival plc Compensation Committee were held, which were attended by all incumbent members.

The Compensation Committees are responsible for the evaluation and approval of the director and officer compensation plans, policies and programs of Carnival Corporation & plc. They annually review and approve corporate goals and objectives relevant to the CEO’s compensation and determine and approve the CEO’s compensation. They also annually determine and approve the compensation of all other executive directors and other senior officers and make recommendations to the boards with respect to the compensation of all other directors. The Compensation Committees are empowered to retain any compensation consultant to be used to assist in the evaluation of compensation issues.

HESS COMMITTEES

Until April 22, 2008, the HESS Committees were comprised of the following three independent non-executive directors: Sir John Parker (chairman), Arnold W. Donald and Baroness Hogg. Effective April 22, 2008, Richard J. Capen, Jr. joined the HESS Committees and Baroness Hogg resigned. As a result, the HESS Committees continue to be comprised of three independent non-executive directors.

The HESS Committees are required to meet at least four times per year as required by the HESS Committees’ charter. During the year, four meetings of the Carnival plc HESS Committee were held, which were attended by all incumbent members.

The principal function of the HESS Committees is to assist the boards in fulfilling their responsibility to supervise and monitor Carnival Corporation & plc’s health, environmental, safety and security policies, programs, initiatives at sea and ashore, and compliance with legal and regulatory requirements relating to health, environmental, safety and security. The HESS Committees receive quarterly reporting from the Carnival Corporation & plc Maritime Policy & Compliance Department regarding the status of Carnival Corporation & plc’s Environmental Compliance Plan and vessel auditing program, as well as any instances of non-compliance and planned remedial action.

NOMINATING & GOVERNANCE COMMITTEES

The Nominating & Governance Committees of the boards are comprised of three independent non-executive directors: Uzi Zucker (chairman), Sir John Parker and Stuart Subotnick.

The Nominating & Governance Committees meet periodically as required. During the year, four meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members.

The principal function of the Nominating & Governance Committees is to assess and recommend to the boards candidates for appointment as directors of Carnival Corporation & plc and members of the Committees. They are also responsible for establishing procedures to exercise oversight of the evaluation of the boards and management and the maintenance of orientation programs for new directors, continuing education for all directors and for annually reviewing and reassessing the adequacy of the Corporate Governance Guidelines and recommending any proposed changes to the boards for approval.

Information and professional development

The Secretary is required to ensure that members of the boards are given appropriate documentation in advance of each meeting and directors are required to devote adequate preparation time reviewing documentation ahead of each meeting. The Secretary is also responsible for advising the boards through the Chairman on all corporate governance matters.

All directors have access to advice and services of the Secretary and are permitted to take independent professional advice, at Carnival Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a director. A director is required to inform the senior independent non-executive director of his or her intention to do so.

Directors are offered the opportunity to attend training programs of their choice.

Board performance evaluation

During the year, the Nominating & Governance Committees conducted performance evaluations of the boards, their Committees and the members of our boards of directors. The performance review of Micky Arison, in his role as Chairman, was conducted separately by the non-executive directors, led by the senior independent non-executive director, Stuart Subotnick, taking into account the views of the executive directors.

As part of the boards’ evaluation exercise, each director was required to complete a questionnaire about the performance of the boards and their Committees. All questionnaires were reviewed and assessed by the Nominating & Governance Committees.

In addition, the Nominating & Governance Committees reviewed the individual performance of each director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed considerations of diversity, age, skills and experience in the context of the needs of the boards, and with the aim of achieving an appropriate balance on the boards.

The Nominating & Governance Committees also discussed and reviewed with non-executive directors any significant time commitments they have to other companies or organizations. In addition, the number of directorships held by non-executive directors was taken into account, in line with Carnival plc’s policy on multiple appointments.

The Nominating & Governance Committees reported the results of the reviews to the boards, concluding that each director was an effective member of the boards and has sufficient time to carry out properly their respective commitments to the boards, Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees that the boards continued to operate effectively during the year. Accordingly, all current board members are recommended to the shareholders for re-election.

During the year the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chairman of the Nominating & Governance Committees. The results of such reviews were discussed among the members and reported to the boards. The boards concluded that the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.

Directors’ remuneration

The Carnival plc Directors’ Remuneration Report is presented in two parts, with Part I forming part of the proxy statement to which this report is annexed and Part II being attached as Annex B to that proxy statement. A resolution to approve the Directors’ Remuneration Report will be proposed at the forthcoming annual general meeting.

Relations with shareholders

The formal channels of communication by which the boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, Carnival plc half year statement, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K, filed with the SEC, the proxy statement and press releases.

Senior management of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to ensure that the strategies and objectives of Carnival Corporation & plc are well understood. Issues discussed with institutional shareholders include performance, business strategies and any corporate governance concerns.

Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community following each quarter on conference calls that are broadcast live over the Internet.

The boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During 2008, Carnival Corporation & plc’s management and its corporate brokers made presentations to the boards regarding shareholder issues. The boards’ members were also provided with copies of reports prepared by key market analysts.

Shareholders will have the opportunity at the forthcoming annual general meeting, notice of which is contained in the proxy statement to which this report is annexed, to put questions to the boards, including the Chairmen of the Committees of the boards.

The boards have implemented procedures to facilitate communications between shareholders or interested parties and the boards. Shareholders or interested parties who wish to communicate with the boards or the senior independent non-executive director should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 U.S.A. The

Secretary maintains a log of all such communications and promptly forwards to the senior independent non-executive director, Stuart Subotnick, those, which the Secretary believes, require immediate attention, and also periodically provides the senior independent non-executive director with a summary of all such communications and any responsive action taken. The senior independent non-executive director notifies the boards or the Chairman of the relevant Committees of the boards of those matters that he believes are appropriate for further action or discussion.

Annual meetings of shareholders

As we have shareholders in both the UK and the U.S., we rotate the location of the annual meetings between the UK and the U.S. each year in order to accommodate shareholders on both sides of the Atlantic. Last year we held our annual meetings in the United States, and this year we will be holding them in the United Kingdom.

This year the annual meetings will be held at The Turner Sims Concert Hall, University of Southampton, Southampton SO17 1BJ, United Kingdom on April 15, 2009. The meetings will commence at 3:00 pm (BST), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to our website, www.carnivalcorp.com or www.carnivalplc.com, shortly before the start of the meetings and follow the instructions provided.

Directors’ responsibility for financial statements

The statement of directors’ responsibilities in relation to the Carnival plc financial statements follows the Carnival plc Directors’ Report in Annex A of the proxy statement.

Independence of auditors

The Audit Committees are responsible for engaging a firm of auditors of appropriate independence and experience and for the approval of all audit and non-audit fees and terms. The policy of the Audit Committees is to undertake a formal assessment of the auditors’ independence each year, which includes:

•	a review of non-audit services provided and related fees;

•

discussion with the auditors of a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

•	evaluation with the boards of the performance of the independent auditors.

The Audit Committees have implemented procedures relating to the provision of services by Carnival Corporation & plc’s independent auditors. These include:

•	requiring the pre-approval by the Audit Committees of all audit and permissible non-audit services;

•

maintenance of a schedule of certain non-audit services, including consultancy, investment banking and legal services, which Carnival Corporation & plc is specifically prohibited from obtaining from its audit firm; and

•	procedures which control, and in certain circumstances, prohibit, the recruitment of staff formerly employed by the external audit firm and involved in the audit of Carnival Corporation & plc.

An analysis of the fees payable to the external audit firms in respect of both audit and non-audit services during 2008 and the policy on audit committee pre-approval and permissible non-audit work of the independent auditors is set out in the proxy statement under the heading “Independent Registered Certified Public Accounting Firm.”

Going concern

Carnival Corporation & plc’s business activities, together with the factors likely to affect its future development, performance and position are set out in the “Business review and future developments” included within the Carnival plc Directors’ Report. Within the Carnival Corporation & plc DLC structure, understanding the financial position of the Carnival plc group, its cash flows, liquidity position and borrowing facilities can only be achieved by understanding the financial position of the DLC. Details of the DLC’s financial position, cash flows, liquidity position and borrowing facilities are set out in the Carnival Corporation & plc 2008 Annual Report, and specifically, in the consolidated balance sheets, statement of cash flows, note 5 to the consolidated financial statements and within Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”).

The future commitments and funding sources review within the MD&A indicates that Carnival Corporation & plc is well positioned to meet its commitments and obligations during the next 12 months, even under the current uncertain economic climate. In light of these circumstances, the directors have a reasonable expectation that Carnival Corporation & plc has adequate resources to continue in operational existence for the foreseeable future. Accordingly, they continue to adopt the going concern basis in preparing the Carnival plc consolidated IFRS financial statements.

Internal control and risk management

Internal control and risk management within Carnival Corporation & plc’s business units is an ongoing process embedded in each of the operations. It is designed to identify, evaluate and manage the significant risks faced by the units. A system of internal controls designed to be capable of responding quickly to evolving risks in the business has been established, comprising procedures for the prompt reporting of material internal control weaknesses and significant deficiencies together with the appropriate corrective action.

Carnival Corporation & plc has adopted the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) guidance for implementing its internal control framework as part of the Sarbanes-Oxley Act Section 404 compliance plan. COSO is considered to be the model internal control framework and references the same internal control objectives and components as are used by the 2005 Turnbull Guidance, which assists UK boards in assessing the effectiveness of a company’s risk and control processes under the Combined Code.

The corporate executive management team receives periodic information regarding internal control issues arising at the business units. The primary focus of this aspect of the system is the corporate Audit Services Department that is responsible for monitoring the process, ensuring that issues common to more than one business unit are identified and that all relevant matters are brought to the attention of the boards as a whole. The Audit Services Department is supported by the corporate finance and legal groups, as well as the CEO, Chief Operating Officer and the Chief Financial Officer (the “Certifying Officers”). The Certifying Officers are required by rules of the SEC to file written certifications on a quarterly basis certifying, among other items, that they have disclosed to the auditors and the Audit Committee all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Carnival Corporation & plc’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in Carnival Corporation & plc’s internal control over financial reporting.

In the UK, the directors of Carnival Corporation & plc are responsible for the Carnival Corporation & plc system of internal controls and for reviewing its effectiveness but recognise that any such system can provide only reasonable and not absolute, assurance against material misstatement or loss. The Audit Committees review the adequacy of internal controls within Carnival Corporation & plc on an annual basis in accordance with the framework of internal control as set forth by COSO and mirrored within the 2005 Turnbull Guidance and in accordance with the charter of the Audit Committees.

The system of internal control was in place throughout the year and has continued in place up to the date of approval of this report. The system is designed to manage rather than eliminate the risk of failure to achieve business objectives. The boards confirm that they have performed their annual review of its effectiveness and that it is in compliance with the Turnbull Guidance. The boards’ review of the system of internal controls has not identified any significant failings or weaknesses, and therefore, no remedial actions are required.

Statement of compliance with the Combined Code published by the UK Financial Reporting Council in June 2006

Carnival Corporation & plc has complied with the provisions set out in Section 1 of the Combined Code throughout the year ended November 30, 2008, with the following exceptions:

•	the joint role of the Chairman and CEO and independence of non-executive directors as explained above;

•	there are no performance conditions attaching to the vesting of substantially all of the equity-based awards;

•

until 2006, certain non-executive directors received share options and certain of those options remain outstanding, however, during the 2007 and 2008 financial years all equity-based awards were made in the form of restricted shares or restricted share unit awards;

•	annual bonuses of U.S. executive directors form part of their pensionable salary;

•	no upper limits are attached to the annual bonus for Mr. Foschi; and

•	share incentives issued prior to November 30, 2006 may vest in fewer than three years.

The above matters of non-compliance, with the exception of the joint role of the Chairman and CEO and independence of non-executive directors, are explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the proxy statement.

Annex D

AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF

CARNIVAL PLC

A PUBLIC COMPANY

LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

CARNIVAL PLC~~1~~

~~(the Company)~~

~~[1]~~	~~Name changed from “P&O Princess Cruises plc” to “Carnival plc” on 17 April 2003.~~

CONTENTS	ARTICLE

Preliminary	1-2
Construction	3-15
Share Capital	16-34
Redeemable Shares	35-51
Variation of Rights	52
Share Certificates	53-55
Lien	56-59
Calls on Shares	60-66
Forfeiture and Surrender	67-73
Transfer of Shares	74-83
Transmission of Shares	84-87
Alteration of Share Capital	88-91
Purchase of Own Shares	92
General Meetings	93-98
Notice of General Meetings	99-110
Proceedings at General Meetings	111-123
Voting rights and procedures under the Equalization Agreement	124-146
Voting rights and procedures	147-160
Proxies and Corporate Representatives	161-169
Number of Directors	170
Appointment and Retirement of Directors	171-181
Alternate Directors	182-187
Powers of the Board	188-190
Delegation of powers of the Board	191-194
Disqualification and Removal of Directors	195
Remuneration of Non-Executive Directors	196-197
Directors’ Expenses	198
Executive Directors	199-201
Directors’ Interests	202-203
Gratuities, Pensions and Insurance	204-207
Proceedings of the Board	208-217
Secretary	218
Minutes	219-220
The Seal	221-223
Registers	224-225
Dividends	226-247
Capitalisation of Profits and Reserves	248
Record Dates	249
Accounts	250-252
~~Notices~~Communications	253-265
Destruction of Documents	266-267
Untraced Shareholders	268-271
Liquidation	272-276
Share Control Limit	277-285
Combined Group Excess Shares	286
Voting Control	287
Indemnity and Insurance	288
Mandatory Exchange	289-292

D-i

Company number: 4039524

THE COMPANIES ACTS

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

CARNIVAL PLC

(“the Company”)

(Adopted by special resolution passed on March 15, 2009)

PRELIMINARY

Table A

1.

~~Regulations in Table A as in force at the date of the incorporation of the Company shall not~~No model articles or other regulations set out in any statute or in any statutory instrument or other subordinate legislation concerning companies shall apply to the Company.

Definitions

2.	In these Articles, except where the subject or context otherwise requires:

“Act” means the Companies Act 1985 including any modification or re-enactment of it for the time being in force;

“2006 Act” means the Companies Act 2006 including any modification or re-enactment of it for the time being in force;

“Acting in Concert” has the same meaning as it has in the City Code provided that, notwithstanding anything to the contrary, none of (x) the Arisen Group, (y) the Carnival Group or (z) the P&O Princess Group (each, a “Non-Concert Group”), shall be deemed to be Acting in Concert with any other Non-Concert Group for the purposes of these Articles;

“Action” means, in relation to Carnival or the Company, any action affecting the amount or nature of issued share capital of such company, including any non-cash Distribution, offer by way of rights, bonus issue, sub-division or consolidation, or buy-back;

“Acts” means the Act and all other statutes and subordinate legislation for the time being in force concerning companies so far as they apply to the Company;

“address” in relation to electronic communications, includes any number or address used for the purposes of such communications;

a person shall be treated as “Appearing to be Interested” in any Ordinary Shares if:

(a)	the Company has received ~~a notification~~information under section 793 of the 2006 Act which either:

(i)	states that such person is, or may be, Interested in such Ordinary Shares;

(ii)

fails to establish the identities of those Interested in the Ordinary Shares and (after taking into account ~~any notification~~said information and any ~~relevant~~other information given under section 793 of the 2006 Act) the directors know or have reasonable cause to believe that the person in question is, or may be, Interested in the Ordinary Shares; or

(b)	the directors know or have reasonable cause to believe that the person in question is, or may be, Interested in the Ordinary Shares.

“Applicable Exchange Rate” means, in relation to any proposed Distributions by the Company and Carnival in relation to which a foreign exchange rate is required, the average of the closing mid-point spot US dollar-sterling exchange rate on the five Business Days ending on the Business Day before the Distribution Determination Date relating to such Distributions (as shown in the London edition of the Financial Times, or such other point of reference as the parties shall agree), or such other spot US dollar-sterling exchange rate or average US dollar-sterling exchange rate as at such other date (or over such other period) before a Distribution Determination Date as the Board and the Board of Carnival shall agree, in each case rounded to five decimal places;

“Applicable Regulations” means;

(a)	any law, statute, ordinance, regulation, judgement, order, decree, licence, permit, directive or requirement of any Governmental Agency having jurisdiction over P&O Princess and/or Carnival; and

(b)	the rules, regulations, and guidelines of:

(i)

any stock exchange or other trading market on which any shares or other securities or depositary receipts representing such shares or securities of either P&O Princess or Carnival are listed, traded or quoted; and

(ii)	any other body with which entities with securities listed or quoted on such exchanges customarily comply,

(but, if not having the force of law, only if compliance with such directives, requirements, rules, regulations or guidelines is in accordance with the general practice of persons to whom they are intended to apply) in each case for the time being in force and taking account all exemptions, waivers or variations from time to time applicable (in particular situations or generally) to the Company or, as the case may be, Carnival;

“Arison Group” shall mean each of Marilyn B. Arison, Micky Arison, Shari Arison, Michael Arison or their spouses or children or lineal descendants of Marilyn B. Arison, Micky Arison, Shari Arison, Michael Arison of their spouses, any trust established by Theodore Arison, any trust established for the benefit of any Arison family member mentioned in this definition, or any “person” (as such term is used in Section 13(d) or 14(d) of the United States Securities Exchange Act of 1934), directly or indirectly, controlling, controlled by or under common control with any Arison family member mentioned in this definition or any trust established for the benefit of any such Arison family member or any charitable trust or non-profit entity established by a member of the Arison Group but excluding (for the avoidance of doubt) Carnival, the Company or any of their respective Subsidiaries or affiliates.

“Articles” means these articles of association as altered from time to time by special resolution;

“Associated Tax Credit” means, in relation to any Distribution proposed to be made by the Company, the amount of any imputed or associated Tax credit or rebate or exemption (or the value of any other similar associated Tax Benefit) which would be available to a holder of P&O Princess Ordinary Shares receiving or entitled to receive the Distribution, together with the amount of any credit or benefit in respect of any Tax required to be deducted or withheld from the Distribution by or on behalf of the Company;

“Auditors” means the auditors of the Company;

“beneficially own” shall mean to possess beneficial ownership as determined under Rule 13d-3 under the U.S. Securities Exchange Act of 1934;

“Board” means the board of directors of the Company (or a duly authorised committee of the board of directors of the Company) from time to time;

“Board of Carnival” means the board of directors of Carnival (or a duly authorised committee of the board of directors of Carnival) from time to time;

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in the cities of both New York and London are authorised or obligated by law or executive order to close in the United Sates or England (or on which day such banking institutions are open solely for trading in euros);

“Carnival” means Carnival Corporation;

“Carnival Common Stock” has the meaning set out in the Carnival Constitution;

“Carnival Constitution” means the Articles of Incorporation and By-Laws of Carnival as amended from time to time;

“Carnival Entrenched Provisions” means the Carnival Entrenched Articles and the Carnival Entrenched By-Laws as defined in the Carnival Constitution;

“Carnival Equivalent Number” means the number of shares of Carnival Common Stock that have the same rights to distributions of income and capital and voting rights as one P&O Ordinary Share. Initially, the Carnival Equivalent Number shall be 0.30040 but it shall adjust as provided in Clause 4 of the Equalization Agreement and the Schedule thereto. In all cases, the Carnival Equivalent Number shall be rounded to five decimal places;

“Carnival Group” means Carnival and its Subsidiaries from time to time;

“Carnival Guarantee” means the guarantee of the same date as the Equalization Agreement between Carnival and the Company under which Carnival agrees to guarantee certain obligations of the Company for the benefit of certain future creditors of the Company, as amended from time to time;

“Carnival Special Voting Share” means the special voting share in the capital of Carnival having the rights set out in the Carnival Constitution;

“certificated share” means a share in the capital of the Company that is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly;

“Charitable Beneficiary” means any registered charity or similar body or organisation;

“City Code” means the UK City Code on Takeovers and Mergers as amended from time to time (including any supplemental or replacement Applicable Regulations), and including any actions required, or approved, by any relevant governing or supervisory body with authority in relation to the UK City Code on Takeovers and Mergers (or any replacement);

“Class Rights Action” means any of the actions listed in Article 124;

~~“clear days” in relation to the sending of a notice means the period excluding the day on which a notice is sent or deemed to be sent and the day for which it is sent or on which it is to take effect;~~

“Combined Group” means the Company, Carnival and their respective subsidiaries;

“Combined Group City Code Limit” means, at any time (i) with respect to any person other than a Significant Combined Group Holder (or persons Acting in Concert), such Ordinary Shares (which may include either or both of P&O Princess Ordinary Shares and Carnival Common Stock) representing, in aggregate and after giving effect to the Equalization Ratio, the right to cast 30 per cent of the votes on a Joint Electorate Action from time to time, or (ii) with respect to a Significant Combined Group Holder only, any further Ordinary Shares (which may include either or both of P&O Princess Ordinary Shares or Carnival Common Stock) which increase that person’s percentage of votes which could be cast on a Joint Electorate Action from time to time;

“Combined Group Excess Shares” means the Ordinary Shares designated as such pursuant to Article 279;

“Combined Group Excess Share Trust” means any trust established by the Company for the purposes, inter alia, of holding Combined Group Restricted Shares on behalf of, and for the benefit of, a Charitable Beneficiary;

“Combined Group Excess Share Trustee” means any body corporate, association or other person appointed as a trustee by the Company who is empowered to hold, possess, dispose of and/or deal with the Combined Group Restricted Shares;

“Combined Group Restricted Shares” means the Ordinary Shares as determined by reference to Article 277;

“Combined Shareholders” means the holders of P&O Princess Ordinary Shares and the holders of Carnival Common Stock;

“Companies Acts” has the meaning given by section 744 of the Act and includes any enactment passed after those Acts which may, by virtue of that or any other ~~such~~ enactment, be cited together with those Acts as the “Companies Acts” (with or without the addition of an indication of the date of any such enactment);

“Company Communication Provisions” means the company communication provisions in the 2006 Act (being the provisions at sections 1144 to 1148 and schedules 4 and 5);

“Compulsory Acquisition” means, with respect to a class of shares in the capital of P&O Princess, a compulsory acquisition of such class of shares in accordance with section 428 of the Act;

“director” means a director of the Company;

“Disenfranchised P&O Ordinary Shares” has the meaning given to it in Article 21A;

“Distribution” means, in relation to the Company or Carnival, any dividend or other distribution, whether of income or capital, and in whatever form, made by the Company or Carnival (or any of their subsidiaries) to the holders of Ordinary Shares by way of pro rata entitlement, excluding any Liquidation Distribution, buy-back, repurchase or cancellation of Ordinary Shares;

“Distribution Determination Date” means, with respect to any parallel Distributions to be made by the Company and Carnival, the date on which the Board and the Board of Carnival resolve to pay or make such parallel Distributions (or if they resolve on different dates to pay or make such parallel Distributions, the later of those dates);

“dividend” means dividend or bonus;

“DLC Structure” means the combination of the Company and Carnival by means of a dual listed company structure whereby, amongst other things, the Company and Carnival have a unified management structure and the businesses of both the Carnival Group and the P&O Princess Group are managed on a unified basis in accordance with the provisions of the Equalization Agreement;

“DLC SVC” means the holder, from time to time, of the Carnival Special Voting Share;

“DLC SVC Owner” means the holder, from time to time, of the equity interests in DLC SVC;

“electronic signature” has the meaning given by section 7(2) of the Electronic Communications Act 2000;

“employees’ share scheme” has the meaning given by section 743 of the Act;

“entitled by transmission” means, in relation to a share in the capital of the Company, entitled as a consequence of the death or bankruptcy of the holder or otherwise by operation of law;

“Equalization Agreement” means the agreement entered into between the Company and Carnival and entitled the Equalization and Governance Agreement, as amended from time to time;

“Equalization Distribution Amount” means the amount of any Distribution proposed to be paid or made by the Company or Carnival on its Ordinary Shares, before deduction of any amount in respect of Tax required to be deducted or withheld from such Distribution by or on behalf of such company and excluding the amount of any Associated Tax Credit, all such amounts being expressed in the currency of payment and on a per share basis;

“Equalization Ratio” means, at any time, the ratio of (i) one P&O Princess Ordinary Share to (ii) the Carnival Equivalent Number as of such time;

“Equalization Share” means, in relation to the Company, an Equalization Share in the capital of the Company with a par value of (pound)1 having the rights set out in Article 22 and, in relation to Carnival, any share in the capital of Carnival designated as an Equalization Share from time to time by the Board of Carnival;

“Equivalent Distribution” shall have the meaning set out in Article 234;

“Equivalent Resolution” means a resolution of either the Company or Carnival that is equivalent in nature and effect to a resolution of the other company;

“Exchange Event” means any of the following:

(a)

there shall have occurred any change in the tax laws, rules or regulations applicable to the Company and/or Carnival and/or their shareholders or in the application or interpretation thereof (collectively, a “Change In Tax Law”) and the Board shall have reasonably determined, based on an opinion of a recognised independent tax counsel experienced in such matters and after using its commercially reasonable efforts to explore the available alternatives to the Mandatory Exchange in consultation with such counsel and external financial advisors, that (x) such Change In Tax Law is reasonably likely to have a material adverse effect on the Company and Carnival, considered as a single enterprise (a “Material Adverse Tax Effect”), (y) it is reasonably likely that such Material Adverse Tax Effect would be eliminated or substantially reduced by a Mandatory Exchange and (z) such Material Adverse Tax Effect could not be substantially eliminated by any commercially reasonable alternative to such Mandatory Exchange;

(b)

either (A) there shall have occurred any change in the non-tax laws, rules or regulations applicable to the Company and/or Carnival or in the application or interpretation thereof (collectively, a “Change In Other Law”) as a result of which the Board has reasonably determined that, and has received a written legal opinion from independent counsel to the effect that, it is reasonably likely that, or (B) any court, governmental entity or regulatory body of competent jurisdiction shall have issued any ruling, judgement, decree or order which has been appealed to the extent the Board reasonably determined was appropriate in the circumstances (the “Final Order”) finding, holding or declaring that, in either of cases (A) or (B), all or a substantial part of the contracts between, and the constituent documents of, the Company and Carnival that create the Combined Group (the “DLC Arrangements”) are unlawful, illegal or unenforceable (collectively, an “Illegality Event”) and the Board shall have reasonably determined, based on an opinion of a recognised independent counsel and after using its commercially reasonable efforts to explore the available alternatives to the Mandatory Exchange in consultation with such counsel and external financial advisors, that (x) the legal basis for the Illegality Event would be eliminated by a Mandatory Exchange, (y) the Illegality Event could not be eliminated by any amendments to the DLC Arrangements that would not materially and adversely affect the rights of the shareholders of the Company or Carnival, taken together or in relation to each other and (z) the Change in Other Law or Final Order is reasonably likely to be enforced in a way that will have a material adverse effect on the Company and Carnival, considered as a single enterprise;

“Exchange Notice” means a notice that is served on the holders of P&O Princess Ordinary Shareholders subsequent to the occurrence of an Exchange Event;

“Governmental Agency” means a court of competent jurisdiction or any government or governmental, regulatory, self-regulatory or administrative authority, agency, commission, body or other governmental entity and shall include without limitation any relevant competition authorities, the UK Panel on Takeovers and Mergers, the London Stock Exchange, the UK Listing Authority, the US Securities and Exchange Commission and the New York Stock Exchange;

“holder” in relation to a share in the capital of the Company means the member whose name is entered in the register as the holder of that share;

~~A person shall be deemed to be “Interested” or to have an “Interest” in Ordinary Shares if such person has an interest which would be taken into account, or which he would be taken as having, in determining for the purposes of Part VI of the Act whether a person has a notification interest in a share (including any interest which he would be taken as having for the purposes) but shall not be deemed to be “Interested” or to have an “Interest” in shares which he holds as a bare or custodian trustee under the law of England or as a simple trustee under the law of Scotland;~~

“Interested” and “Interest” shall be construed in the same way as for the purposes of section 793 of the 2006 Act.

“Joint Electorate Action” shall have the meaning set out in Article 126;

“Liquidation” means, with respect to either the Company or Carnival, any liquidation, winding up, receivership, dissolution, insolvency or equivalent proceedings pursuant to which the assets of either the Company or Carnival will be liquidated and distributed to creditors and other holders of recognisable claims against such company;

“Liquidation Distribution” means in relation to the Company or Carnival, any dividend or other distribution per Ordinary Share, whether of income or capital and in whatever form, made or to be made by such company or any of its Subsidiaries to the holders of such company’s Ordinary Shares by way of pro rata entitlement in connection with the Liquidation of such company;

“Liquidation Exchange Rate” means as at any date, the average of the closing mid-point spot US dollar-sterling exchange rate on the five Business Days ending on the Business Day before such date (as shown in the London edition of the Financial Times), or such other point of reference as the Board and the Board of Carnival or the Board and liquidators of Carnival or the Board of Carnival and the liquidators of the Company or the liquidators of both the Company and Carnival, as the case may be, may determine in each case rounded to five decimal places;

“London Stock Exchange” means London Stock Exchange plc;

“Mandatory Exchange” shall have the meaning set out in Article 289;

“Market Price” means the average of the daily closing price of an Ordinary Share on the London Stock Exchange, as derived from the Daily Official List, over the five consecutive Dealing Days prior to the relevant date;

“member” means, unless the context otherwise requires, a member of the Company;

“Member Present” means, in connection with a meeting, a member present at the venue or venues for the meeting, in person or by proxy, by attorney or, where the member is a body corporate, by representative;

“Memorandum” means the memorandum of association of the Company as amended from time to time;

“NYSE” means New York Stock Exchange, Inc;

“office” means the registered office of the Company;

“Operator” means the “Operator” of the “relevant system”, in each case as defined in the Regulations;

“Ordinary Share” means a P&O Princess Ordinary Share and/or a share of Carnival Common Stock, as the context requires;

“paid” means paid or credited as paid;

“Parallel Shareholder Meeting” means, in relation to Carnival, any meeting of the shareholders of Carnival which is:

(a)

nearest in time to, or contemporaneous with, the meeting of the shareholders of the Company and at which some or all of the same resolutions or some or all Equivalent Resolutions are to be considered; or

(b)	designated by the Board of Carnival as the parallel meeting of shareholders of a particular general meeting of the shareholders of the Company;

“P&O Princess” or “Carnival plc” means the Company;

“P&O Princess Entrenched Provision” means Articles 19, 20, 21, 21A, 22, 52, 76, 77, 96, 97, 98, 112, 113, 124 to 132 (inclusive), 136, 147, 174, 177, 189, 194, 195(c), 234 to 237 (inclusive), 272 to 275 (inclusive), 277 to 287 (inclusive) and 289 to 292 (inclusive) and the definitions referred to therein;

“P&O Princess Guarantee” means the guarantee of the same date as the Equalization Agreement between the Company and Carnival under which the Company agrees to guarantee certain obligations of Carnival for the benefit of certain future creditors of Carnival, as amended from time to time;

“P&O Princess Group” means the Company and its Subsidiaries from time to time;

“P&O Princess Ordinary Shares” means ordinary shares in the capital of the Company (and, in respect of Articles 125, 128 and 129 only, will include any security entitled to vote on the relevant resolution), excluding the P&O Princess Special Voting Share and the Equalization Share, and except with respect to any voting rights (as described in Articles 147 and 148), on a Liquidation (as described in Articles 272-276 inclusive) and rights on a Mandatory Exchange (as described in Articles 289-292 inclusive), shall also include the Disenfranchised P&O Ordinary Shares;

“P&O Princess Special Voting Share” means the special voting share in the capital of the Company (having the rights set out in and referred to in Article 19);

“P&O Princess SVT” means P&O Princess Special Voting Trust, a trust organized under the laws of the Cayman Islands or any successor thereto;

“P&O Princess SVT Agreement” means the Voting Trust Deed, establishing P&O Princess SVT, between P&O Princess Trustee and Carnival, dated as of April 17, 2003, as amended from time to time;

“P&O Princess Trustee” means The Law Debenture Trust Corporation (Cayman) Limited, as trustee of P&O Princess SVT pursuant to the P&O Princess SVT Agreement (or any successor trustee appointed pursuant to Section 7.06 thereof);

“Qualifying Takeover Offer” means an offer or offers to acquire Carnival Common Stock and P&O Princess Ordinary shares (i) which would be in accordance with the provisions of the City Code to the extent that the City Code applies to the Combined Group, and (ii) which:

(a)	are made to all holders of Carnival Common Stock and P&O Princess Ordinary Shares; and

(b)	are undertaken with respect to the Carnival Common Stock and P&O Princess Ordinary Shares at or about the same time; and

(c)	comply with all Applicable Regulations, the Carnival Constitution and these Articles; and

(d)

each of the Board of Directors of Carnival and the Board determines are equivalent to the holders of Carnival Common Stock, on the one hand, and the holders of P&O Princess Ordinary Shares, on the other hand, with respect to:

(1)

the consideration offered for such shares (taking into account exchange rates and any difference in the share price of P&O Princess Ordinary Shares and Carnival Common Stock determined by the Board and the Board of Carnival in their sole discretion to be appropriate and taking into account the Equalization Ratio) ;

(2)	the information provided to such holders;

(3)	the time available to such holders to consider such offers;

(4)	the conditions to which the offer(s) is subject; and

(5)	such other terms of the offer(s) which the Board and the Board of Carnival shall determine are relevant.

“recognised person” means a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange, each of which terms having the meaning given to it by section ~~185~~778(~~4~~2) of the 2006 Act;

“register” means the register of members of the Company;

“Regulations” means the Uncertificated Securities Regulations 2001;

“seal” means the common seal of the Company and includes any official seal kept by the Company for sealing securities issued by ~~virtue of section 39 or 40 of the Act~~the Company pursuant to the Companies Acts;

“secretary” means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary;

“Significant Combined Group Holder” means any person who, after complying with the provisions of Articles 277 to 287, whether solely or together with any party Acting in Concert with such person, holds or exercises voting control over Ordinary Shares (which may include either or both of P&O Princess Ordinary Shares or Carnival Common Stock) representing, in aggregate and after giving effect to the Equalization Ratio, the right to cast not less than 30 per cent and not more than 50 per cent of the votes on a Joint Electorate Action from time to time;

“Special Resolution” means, with respect to the Company or Carnival, a resolution required by Applicable Regulations and/or the Carnival Constitution or the Memorandum and these Articles, as relevant, to be approved by a higher percentage of votes voted than required under an ordinary resolution, or where the percentages of votes in favour and against the resolution is required to be calculated by a different mechanism to that required by an ordinary resolution;

“subsidiary” means with respect to the Company or Carnival, any entity, whether incorporated or unincorporated, in which such company owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such company otherwise has the power to direct;

“Substantive Resolution” means any resolution of the Company to be considered at a general meeting other than a resolution of a procedural or technical nature;

“Tax” means any taxes, levies, imposts, deductions, charges, withholdings or duties levied by any authority (including stamp and transaction duties) (together with any related interest, penalties, fines and expenses in connection with them);

“Tax Benefit” means any credit, rebate, exemption or benefit in respect of Tax available to any person;

“uncertificated share” means a share in the capital of the Company which is recorded on the register as being held in uncertificated form and title to which may, by virtue ~~[~~of~~]~~ the Regulations, be transferred by means of a relevant system and references in these Articles to a share being held in uncertificated form shall be construed accordingly;

“United Kingdom” means Great Britain and Northern Ireland; and

“Voting Agreement” means the deed entered into among the Company, Carnival, DLC SVC, DLC SVC Owner and P&O Princess Trustee and entitled the SVE Special Voting Deed, as amended or novated from time to time, and shall include any deed entered into to replace that deed or any such replacement.

CONSTRUCTION

3.	References to a document include, unless the context otherwise requires, references to an electronic communication.

4.	References to an electronic communication mean, unless the contrary is stated, an electronic communication (as defined in the Act) comprising writing.

5.	References to a document being executed include references to its being executed under hand or under seal or, in the case of an electronic communication, by electronic signature.

6.	References to an instrument mean, unless the contrary is stated, a written document having tangible form and not comprised in an electronic communication (as defined in the Act).

7.	Where, in relation to a share, these Articles refer to a relevant system, the reference is to the relevant system in which that share is a participating security at the relevant time.

8.

References to a notice or other document being sent to a person by the Company include references to such notice or other document, or a copy of such notice or other document, being sent, given, delivered, issued or made available to, or served on, that person by any method authorised by these Articles, and sending shall be construed accordingly.

9.

References to writing mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether comprised in an electronic communication (as defined in the Act) or otherwise, and written shall be construed accordingly.

10.	Words denoting the singular number include the plural number and vice versa; words denoting the masculine gender include the feminine gender; and words denoting persons include corporations.

11.

Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Act have the same meaning as in the Act (but excluding any modification of the Act not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

12.

Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Regulations have the same meaning as in the Regulations (but excluding any modification of the Regulations not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

13.

Subject to the preceding two paragraphs, references to any provision of any enactment or of any subordinate legislation (as defined by section 21(1) of the Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

14.	Headings and marginal notes are inserted for convenience only and do not affect the construction of these Articles.

15.

In these Articles, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them; (b) the word Board or board in the context of the exercise of any power contained in these Articles includes any validly appointed committee; (c) no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

SHARE CAPITAL

Share capital

16.

The ~~authorised~~ share capital of the Company ~~on the adoption of these Articles is (pound)100,002 divided into 2 subscriber shares of (pound)1 each, 99,998 redeemable preference shares of (pound)1 each, one P&O Princess Special Voting Share of (pound)1 and one Equalization Share of (pound)1 and US$375 million divided into 750,000,000 ordinary shares of US$0.50 each.~~[2]is divided into shares of the following classes:

(a)	subscriber shares of £1 each;

(b)	redeemable preference shares of £1 each;

(c)	a P&O Princess Special Voting Share of £1;

(d)	an Equalization Share of £1;

(e)	P&O Princess Ordinary Shares of US$1.66.

The liability of the members is limited to the amount, if any, unpaid on the shares respectively held by them.

17.

The ~~two~~ subscriber shares have no rights whatsoever, including without limitation ~~the~~no right to receive notice, attend and vote at ~~a~~any general ~~or extraordinary~~ meeting, ~~the~~no right to receive dividends and ~~the~~no right to receive the payment of capital upon a distribution of assets.

Return of Capital

18.

If on any return of capital to a shareholder of the Company there is any fraction of a cent, or pence as the case may be in respect of the amount due to be paid to the holder of any P&O Princess Ordinary Share, such fraction shall, to the extent permitted by Applicable Regulations, be rounded up to the nearest whole cent or pence as the case may be.

P&O Princess Special Voting Share

19.

The P&O Princess Special Voting Share shall confer on the holder of such share the relevant rights set out in these Articles, but shall cease to confer any right to receive notice of, attend or vote at any general meeting if either:

(a)	the Equalization Agreement is terminated; or

(b)	a resolution to terminate the Voting Agreement is approved by both Carnival and the Company as a Class Rights Action.

20.

On a distribution of assets of the Company on a Liquidation of the Company, the P&O Princess Special Voting Share shall rank after the holders of Ordinary Shares and redeemable preference shares but ahead of the Equalization Share for repayment of any capital paid up or credited as paid up and shall only be entitled to repayment of the nominal value paid up on its share. The P&O Princess Special Voting Share shall not be entitled to receive any dividends.

21.

The rights attaching to the P&O Princess Special Voting Share may be varied by a resolution approved as a Class Rights Action. Where the proposed variation increases the obligations of the holder of the P&O Princess Special Voting Share, such variation shall also require the consent of the holder of the P&O Princess Special Voting Share.

~~[2]~~	~~Ordinary shares were consolidated into shares of US $1.66 each on 17 April 2003, which also created one deferred share.~~

21A.

All shares in the capital of the Company carrying liquidation rights and/or voting rights acquired by any member of the Carnival Group, whether pursuant to the partial share offer by Carnival for up to 20 per cent, of the P&O Princess Ordinary Shares dated 17 March 2003 or otherwise, shall automatically be converted on the first day that such shares are beneficially owned by such member of the Carnival Group into disenfranchised shares (“Disenfranchised P&O Ordinary Shares”) which will rank pari passu with all of the shares of the same class, save that such shares shall not have any rights:

(a)

to attend or vote at any general meeting or class meeting of the Company unless at the relevant date the Carnival Group is entitled to effect a Compulsory Acquisition of such class of shares (treating for the purpose of such calculation, any shares of such class that are Disenfranchised P&O Ordinary Shares as if this Article 21A did not apply to such shares); or

(b)	to receive any distribution upon Liquidation.

Following the transfer of any Disenfranchised P&O Ordinary Shares from the Carnival Group to a person who is not a member of, or Acting in Concert with, the Combined Group such Disenfranchised P&O Ordinary Shares shall automatically be reclassified on the day that such shares are, following such transfer, registered in the register of members of the Company into shares of the same class carrying liquidation rights and/or voting rights.

21B (a)

As from the Termination Date (as defined in the P&O Princess SVT Agreement) the holder of the P&O Princess Special Voting Share shall promptly, upon being requested to do so and upon the receipt of (pound)1 from the proposed transferee of the P&O Princess Special Voting Share, transfer the P&O Princess Special Voting Share to such person as the Board shall direct it to in writing and the consideration for such transfer shall be the receipt of £1 (one pound)~~1.~~.

(b)

If the holder of the P&O Princess Special Voting Share is validly removed or validly resigns and, in either case, is validly discharged as trustee of the P&O Princess SVT and a successor trustee is validly appointed pursuant to the P&O Princess SVT Agreement and applicable law, the holder of the P&O Princess Special Voting Share shall promptly, upon being requested to do so, transfer the P&O Princess Special Voting Share to such successor trustee upon the Board directing it to do so in writing.

(c)

If the holder of the P&O Princess Special Voting Share fails or refuses to transfer the P&O Princess Special Voting Share in accordance with the Board’s directions under Articles 21B(a) or (b) above, such person(s) shall:

(i)

be deemed to irrevocably appoint the Company as his agent for the sale of the P&O Princess Special Voting Share, together with all rights attaching thereto, including, but not limited to, the right to do all acts and things, receive the proceeds from the sale of the P&O Princess Special Voting Share (if applicable) and to negotiate, sign, execute and deliver all documents on behalf of the holder of the P&O Princess Special Voting Share which it considers necessary and advisable in connection with the sale of the P&O Princess Special Voting Share (provided that the Company as his agent shall have no authority to make any representations or give any undertaking or warranty on behalf of the transferor other than representations and warranties as to the title of the transferor to the P&O Princess Special Voting Share, that such share was free from any encumbrances other than encumbrances arising pursuant to the P&O Princess SVT Agreement and that the share would be transferred with full title guarantee save for encumbrances arising pursuant to the P&O Princess SVT Agreement) and such appointment shall endure for so long as is necessary to complete the sale of the P&O Princess Special Voting Share; and

(ii)

authorise any person authorised by the Board to execute an instrument of transfer in respect of the P&O Princess Special Voting Share in accordance with the directions of the Board. The transferee shall not be bound to see to the application of any purchase money and his title to the P&O Princess Special Voting Share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale or transfer; and

(iii)

assist the Company in any and all matters or things relating to the sale of the P&O Princess Special Voting Share, including, but not limited to, procuring the appointment of the Company by his ~~but~~ nominee or trustee, as their agent for the sale of the P&O Princess Special Voting Share together with those rights, permissions and authorisations granted in (i) and (ii) above.

(d)	The Company must exercise its rights under this Article 21B within 12 months after:

(i)	the Termination Date (as defined in the P&O Princess SVT Agreement); or

(ii)

the date which is the later of the date on which the holder of the P&O Princess Special Voting Share is validly removed or validly resigns and, in either case, is validly discharged as trustee of the P&O Princess SVT pursuant to the P&O Princess SVT Agreement and applicable law and the date on which a successor trustee is validly appointed pursuant to the P&O Princess SVT Agreement and applicable law.

Equalization Share

22.	The Equalization Share shall:

(a)	have no rights to receive notice of, attend or vote at any general meeting of the Company;

(b)	have rights to dividends as declared and paid by the Board as interim dividends declared on that share from time to time; and

(c)	on a distribution of assets of the Company on a Liquidation of the Company, rank after all other holders of shares for repayment of any capital paid up or credited as paid up.

Shares with special rights

23.

Subject to ~~the provisions of~~ the Companies Acts and the provisions of Articles 124 to 129 and without prejudice to any rights attached to any existing shares or class of shares, any share may be issued with such rights or restrictions as the Company, as to any such class, may by ordinary resolution determine or, subject to and in default of such determination, as the Board shall determine.

Share warrants to bearer

24.

Subject to the provisions of Articles 124 to 129, the Board may issue share warrants to bearer in respect of any fully paid shares under ~~a~~the seal ~~of the Company~~ or in any other manner authorised by the Board. Any share while represented by such a warrant shall be transferable by delivery of the warrant relating to it. In any case in which a warrant is so issued, the Board may provide for the payment of dividends or other moneys on the shares represented by the warrant by coupons or otherwise. The Board may decide, either generally or in any particular case or cases, that any signature on a warrant may be applied by mechanical means or printed on it or that the warrant need not be signed by any person.

Conditions of issue of share warrants

25.	The Board may determine, and from time to time vary, the conditions on which share warrants to bearer shall be issued and, in particular, the conditions on which:

(a)

a new warrant or coupon shall be issued in place of one which has been worn-out, defaced, lost or destroyed (but no new warrant shall be issued unless the Company is satisfied beyond reasonable doubt that the original has been destroyed); or

(b)	the bearer shall be entitled to attend and vote at general meetings; or

(c)	a warrant may be surrendered and the name of the bearer entered in the register in respect of the shares specified in the warrant.

The bearer of such a warrant shall be subject to the conditions for the time being in force in relation to the warrant, whether made before or after the issue of the warrant. Subject to those conditions and to the ~~provisions of the~~ Companies Acts, the bearer shall be deemed to be a member of the Company and shall have the same rights and privileges as he would have if his name had been included in the register as the holder of the shares comprised in the warrant.

No right in relation to share

26.	The Company shall not be bound by or be compelled in any way to recognise any right in respect of the share represented by a share warrant other than the bearer’s absolute right to the warrant.

Uncertificated shares

27.

Subject to the provisions of the Regulations, the Board may permit the holding of shares in any class of shares in uncertificated form and the transfer of title to shares in that class by means of a relevant system and may determine that any class of shares shall cease to be a participating security.

Not separate class of shares

28.	Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class:

(a)	is held in uncertificated form; or

(b)	is permitted in accordance with the Regulations to become a participating security.

Exercise of Company’s entitlements in respect of uncertificated shares

29.

Where any class of shares is a participating security and the Company is entitled under ~~any provision of~~ the Companies Acts, the Regulations or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over a share held in uncertificated form, the Company shall be entitled, subject to the ~~provisions of the~~ Companies Acts, the Regulations~~,~~ and these Articles and the facilities and requirements of the relevant system:

(a)

to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

(b)

to require the holder of that uncertificated share by notice to give any instructions necessary to transfer title to that share by means of the relevant system within the period specified in the notice;

(c)

to require the holder of that uncertificated share by notice to appoint any person to take any step, including without limitation the giving of any instructions by means of the relevant system, necessary to transfer that share within the period specified in the notice; and

(d)

to take any action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share, including giving notice to any person that the share should be converted into certificated form.

~~Section 80 authority~~

Authority for allotment of securities

30.

The Board has general and unconditional authority to exercise all the powers of the Company to allot relevant securities up to an aggregate nominal amount equal to the ~~section 80~~allotment amount, for each prescribed period.

~~Section 89 disapplication~~

Disapplication of pre-emption rights

31.

The Board is empowered for each prescribed period to allot equity securities for cash pursuant to the authority conferred by Article 30 as if neither section 89(1) of the Act ~~did not apply~~nor section 561(1) of the 2006 Act applies to any such allotment, provided that its power shall be limited to:

(a)

the allotment of equity securities in connection with an issue in favour of ordinary shareholders where the equity securities respectively attributable to the interests of all ordinary shareholders are proportionate (as nearly as practicable) to the respective numbers of ordinary shares held by them, but subject to such exclusions or other arrangements as the Board may deem necessary or expedient in relation to fractional entitlements or any legal, regulatory or practical problems under the laws or regulations of any overseas territory or the requirements of any regulatory body or stock exchange; and

(b)	the allotment (otherwise than pursuant to Article 31(a)) of equity securities up to an aggregate nominal amount equal to the ~~section 89~~disapplication amount.

Allotment after expiry

32.

Before the expiry of a prescribed period the Company may make an offer or agreement which would or might require equity securities or other relevant securities to be allotted after such expiry. The Board may allot equity securities or other relevant securities in pursuance of that offer or agreement as if the prescribed period during which that offer or agreement was made had not expired.

Further Definitions

33.	In Articles 30 to 33:

“prescribed period” means any period for which the authority conferred by Article 30 is given by ordinary or special resolution stating the ~~section 80~~allotment amount and/or the power conferred by Article 31 is given by special resolution stating the ~~section 89~~disapplication amount;

“~~section 80~~allotment amount” means, for any prescribed period, the amount stated in the relevant ordinary or special resolution; and

“~~section 89~~disapplication amount” means, for any prescribed period, the amount stated in the relevant special resolution.

Residual allotment powers

34.

Subject to Articles 124 to 129, the provisions of the Companies Acts relating to authority, pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions, the provisions of Articles 124 to 129 and, in the case of redeemable shares, the provisions of Article 35:

(a)	all unissued shares for the time being in the capital of the Company shall be at the disposal of the Board; and

(b)

the Board may allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

REDEEMABLE SHARES

Redeemable shares

35.

Subject to the ~~provisions of the~~ Companies Acts, and without prejudice to any rights attached to any existing shares or class of shares, shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company on such terms and in such manner as may be provided by these Articles.

Redeemable Preference Shares

36.	The rights attaching to the redeemable preference shares are as follows:

Dividends

37.

The holders of redeemable preference shares shall be entitled, in priority to the holders of any other class of shares in the Company’s share capital, to receive out of the profits of the Company available for distribution and resolved under the Articles to be distributed in respect of each financial year of the Company a fixed cumulative preferential dividend (the “Preference Dividend”) at the rate of 8 per cent. per annum on the amount for the time being paid up on each redeemable preference share held by them respectively, save that no Preference Dividend shall accrue in respect of any redeemable preference share not in issue.

38.

The Preference Dividend shall accrue on a daily basis and shall be payable annually in arrears on 31 December (“Annual Preference Dividend Payment Date”), or if such date is not a Business Day, on the next following Business Day, in respect of the year ending on that date. The first such payment shall be made on the 31 December following the issue in respect of the period from the date of the issue of the redeemable preference shares concerned until such date. The Preference Dividend shall be paid to the holders of the issued redeemable preference shares whose names appear on the register at 12 noon on any date selected by the directors up to 42 days before the relevant dividend payment date.

Capital

39.

On a distribution of assets of the Company among its members on a winding up or other return of capital (other than a redemption or purchase by the Company of its own shares), the holders of the redeemable preference shares shall rank behind the holders of Ordinary Shares but ahead of the holders of any other classes of shares of the Company in relation to the payment of any capital paid up or credited as paid up on each redeemable preference share.

No further rights to dividends or capital

40.	Save as provided in Articles 37, 38 and 39, the holders of the redeemable preference shares shall not be entitled to any participation in the profits or assets of the Company.

Voting

41.	The holders of redeemable preference shares shall not have any rights to vote.

Redemption

42. (a)

Subject to the ~~Act~~Companies Acts, the Company shall have the right at any time to redeem any redeemable preference shares (provided that they are credited as fully paid) by giving to the registered holder written notice of its intention to do so (the “Redemption Notice”).

(b)

Subject to the ~~Act~~Companies Acts, the holder(s) of the redeemable preference shares has the right at any time to give the Company written notice to require the Company to redeem all of its redeemable preference shares (provided that they are credited as fully paid) within three months of giving the Company such notice (the “Shareholder Redemption Notice”).

43. (a)

The Redemption Notice must specify the number of redeemable preference shares to be redeemed, the amount payable on redemption and the date and time (the “Redemption Date”) and place in England at which:

(i)	the share certificates in respect of the redeemable preference shares must be delivered to the Company for cancellation; and

(ii)

the Company shall pay to the registered holders of the redeemable preference shares to be redeemed the redemption money in respect of such redeemable preference shares together with a sum equal to any arrears and accruals of the Preference Dividend (whether accrued or declared or not) and any interest payable calculated down to the date of such repayment.

The holders of the redeemable preference shares to be redeemed shall be bound by the Redemption Notice.

(b)

Following the receipt of a Shareholder Redemption Notice the Company shall be bound, subject to the ~~Act~~Companies Acts, to redeem such redeemable preference shares and must give the relevant holder of such shares written notice of the date (also the “Redemption Date”) of a redemption (such notice to be at least fourteen days in advance of such payment) whereby, upon the ~~delivery~~receipt by the ~~holder~~Company of (i) the relevant share certificate(s) in respect of such shares ~~to~~from the ~~Company~~holder for cancellation or (ii) an indemnity reasonably acceptable to the Company in respect of a lost share certificates(s), then the Company shall pay to the registered holder of the shares the redemption money in respect of such shares together with a sum equal to any arrears and accruals of the Preference Dividend (whether accrued or declared or not) and any interest payable calculated down to the date of such repayment. If the Company is not able to redeem such shares within three months of receipt of the Shareholder Redemption Notice (because such payment would be in contravention of the ~~Act~~Companies Acts), then the Company shall effect such redemption as soon as possible after such shares have become capable of being lawfully redeemed in accordance with the ~~Act~~Companies Acts.

44.

The amount to be paid on redemption of each redeemable preference share shall equal the amount credited as paid up on it (including any share premium) together with all arrears or accruals of the Preference Dividend (whether accrued, declared or not) calculated up to and including the Redemption Date and in the case of a partial redemption proportionately in respect of each holding of redeemable preference shares.

45.

The redeemable preference shares shall be redeemed on or before 31 December 2050 and if, in accordance with the ~~Act~~Companies Acts, the redeemable preference shares shall not on any such date be capable of being redeemed by the Company, such redemption shall be effected as soon as possible after the redeemable preference shares have become capable of being redeemed.

46.	The Preference Dividend shall cease to accrue on any redeemable preference shares, which are to be redeemed, on the Redemption Date.

47.

If any holder of a redeemable preference share to be redeemed fails or refuses to surrender the share certificate (or an indemnity reasonably acceptable to the Company in respect of lost share certificates) for such redeemable preference share (or fails or refuses to accept the redemption money payable in respect of it), the Company shall retain such money and hold it on trust for such holder but without interest or further obligation whatever.

48.

No redeemable preference share shall be redeemed otherwise than out of distributable profits or the proceeds of a fresh issue of shares made for the purposes of the redemption or out of capital to the extent permitted by the ~~Act~~Companies Acts but any premium payable on redemption shall be paid either out of distributable profits, or to the extent permitted by ~~law~~the Companies Acts, out of the share premium account of the Company.

49.

No redeemable preference share redeemed by the Company shall be capable of re-issue ~~and on redemption of any redeemable preference shares the directors may convert the authorised share capital created as a consequence of such redemption into shares of any other class of share capital into which the authorised share capital of the Company is or may at that time be divided of a like nominal amount (as nearly as may be) as the shares of such class then in issue or into unclassified shares of the same nominal amount as the redeemable preference shares~~.

Commissions

50.

The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Companies Acts. Subject to ~~the provisions of~~ the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

Trusts not recognised

51.

Except as required by ~~law~~the Companies Acts or as otherwise provided by these Articles, the Company shall recognise no person as holding any share on any trust and (except as otherwise provided by these Articles or by ~~law~~the Companies Acts) the Company shall not be bound by or recognise any interest in any share (or in any fractional part of a share) except the holder’s absolute right to the entirety of the share (or fractional part of the share).

VARIATION OF RIGHTS

Method of varying rights

52.

Subject to the provisions of the Companies Acts and the provisions of Articles 124 to 129, if at any time the capital of the Company is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of allotment of the shares of that class) be varied or abrogated, whether or not the Company is being wound up, either:

(a)

with the consent of the holders of three-quarters in nominal value of the issued shares of the class, which consent shall be by means of one or more instruments or contained in one or more electronic communications sent to such address (if any) as may for the time being be notified by or on behalf of the Company for that purpose or a combination of both; or

(b)	with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the shares of the class,

but not otherwise.

SHARE CERTIFICATES

Members’ rights to certificates

53.

Every member, on becoming the holder of any certificated share (except a recognised person in respect of whom the Company is not required by law to complete and have ready for delivery a certificate) shall be entitled, without payment, to one certificate for all the certificated shares of each class held by him (and, on transferring a part of his holding of certificated shares of any class, to a certificate for the balance of his holding of certificated shares). He may elect to receive one or more additional certificates for any of his certificated shares if he pays for every certificate after the first a reasonable sum determined from time to time by the Board. Every certificate shall:

(a)	be executed under the seal or otherwise in accordance with Article 222 or in such other manner as the Board may approve; and

(b)	specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

54.

The Company shall not be bound to issue more than one certificate for certificated shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. Shares of different classes may not be included in the same certificate.

Replacement certificates

55.

If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of-pocket expenses reasonably incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the Board may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

LIEN

Company to have lien on shares

56.

The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys payable to the Company (whether presently or not) in respect of that share. The Board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a share shall extend to any amount (including without limitation dividends) payable in respect of it.

Enforcement of lien by sale

57.

The Company may sell, in such manner as the Board determines, any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 ~~clear~~ days after notice has been sent to the holder of the share, or to the person entitled to it by transmission, demanding payment and stating that if the notice is not complied with the share may be sold.

Giving effect to sale

58.

To give effect to that sale the Board may, if the share is a certificated share, authorise any person to execute an instrument of transfer in respect of the share sold to, or in accordance with the directions of, the buyer. If the share is an uncertificated share, the Board may exercise any of the Company’s powers under Article 29 to require the share to be changed into certificated form and to effect the sale of the share to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase money and his title to the share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale.

Application of proceeds

59.

The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the sum in respect of which the lien exists as is presently payable. Any residue shall (if the share sold is a certificated share, on surrender to the Company for cancellation of the certificate in respect of the share sold and, whether the share sold is a certificated or uncertificated share, subject to a like lien for any moneys not presently payable as existed on the share before the sale) be paid to the person entitled to the share at the date of the sale.

CALLS ON SHARES

Power to make calls

60.

Subject to the terms of allotment, the Board may from time to time make calls on the members in respect of any moneys unpaid on their shares (whether in respect of nominal value or premium). Each member shall (subject to receiving at least 14 ~~clear~~ days’ notice specifying when and where payment is to be made) pay to the Company the amount called on his shares as required by the notice. A call may be required to be paid by instalments. A call may be revoked in whole or part and the time fixed for payment of a call may be postponed in whole or part as the Board may determine. A person on whom a call is made shall remain liable for calls made on him even if the shares in respect of which the call was made are subsequently transferred.

Time when call made

61.	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

Liability of joint holders

62.	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

Interest payable

63.

If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid. Interest shall be paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, the rate determined by the Board, not exceeding 15 per cent per annum, or, if higher, the appropriate rate (as defined in the ~~Act~~Companies Acts), but the Board may in respect of any individual member waive payment of such interest wholly or in part.

Deemed calls

64.

An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so fixed or in accordance with the terms of the allotment. If it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

Differentiation on calls

65.

Subject to the terms of allotment, the Board may make arrangements on the issue of shares for a difference between the allottees or holders in the amounts and times of payment of calls on their shares.

Payment of calls in advance

66.

The Board may, if it thinks fit, receive from any member all or any part of the moneys uncalled and unpaid on any share held by him. Such payment in advance of calls shall extinguish the liability on the share in respect of which it is made to the extent of the payment. The Company may pay on all or any of the moneys so advanced (until they would but for such advance become presently payable) interest at such rate agreed between the Board and the member not exceeding (unless the Company by ordinary resolution otherwise directs) 15 per cent, per annum or, if higher, the appropriate rate (as defined in the ~~Act~~Companies Acts).

FORFEITURE AND SURRENDER

Notice requiring payment of call

67.

If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable, the Board may give to the person from whom it is due not less than 14 ~~clear~~ days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

Forfeiture for non-compliance

68.

If that notice is not complied with, any share in respect of which it was given may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the Board. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited share which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture. No forfeiture shall be invalidated by the omission or neglect to give that notice or to make those entries.

Sale of forfeited shares

69.

Subject to ~~the provisions of~~ the Companies Acts, a forfeited share shall be deemed to belong to the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board determines, either to the person who was the holder before the forfeiture or to any other person. At any time before sale, re-allotment or other disposal, the forfeiture may be cancelled on such terms as the Board thinks fit. Where for the purposes of its disposal a forfeited share held in certificated form is to be transferred to any person, the Board may authorise any person to execute an instrument of transfer of the share to that person. Where for the purposes of its ~~.~~disposal a forfeited share held in uncertificated form is to be transferred to any person, the Board may exercise any of the Company’s powers under Article 29. The Company may receive the consideration given for the share on its disposal and may register the transferee as holder of the share.

Liability following forfeiture

70.

A person shall cease to be a member in respect of any share which has been forfeited and shall, if the share is a certificated share, surrender the certificate for any forfeited share to the Company for cancellation. The person shall remain liable to the Company for all moneys which at the date of forfeiture were presently payable by him to the Company in respect of that share with interest on that amount at the rate at which interest was payable on those moneys before the forfeiture or, if no interest was so payable, at the rate determined by the Board, not exceeding 15 per cent. per annum or, if higher, the appropriate rate (as defined in the ~~Act~~Companies Acts), from the date of forfeiture until payment. The Board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

Surrender

71.

The Board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

Extinction of rights

72.

The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited and the Company, except only those rights and liabilities expressly saved by these Articles, or as are given or imposed in the case of past members by the Companies Acts.

Evidence of forfeiture or surrender

73.

A statutory declaration by a director or the secretary that a share has been duly forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject if necessary to the execution of an instrument of transfer or transfer by means of the relevant system, as the case may be) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the purchase money, if any, and his title to the share shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES

Form and execution of transfer of certificated share

74.

The instrument of transfer of a certificated share may be in any usual form or in any other form which the Board may approve. An instrument of transfer shall be signed by or on behalf of the transferor and, unless the share is fully paid, by or on behalf of the transferee. An instrument of transfer need not be under seal.

Right to refuse registration

75.

The Board may, ~~in its absolute discretion and without giving any reason~~subject to the Companies Acts, refuse to register the transfer of a certificated share which is not fully paid, provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.

76.

The Board shall decline to register any transfer of the P&O Princess Special Voting Share unless the transfer has been approved in accordance with, and the transferee complies with, the relevant provisions of the P&O Princess SVT Agreement.

77.

The Board shall refuse to register any transfer of the Equalization Share unless such transfer is to a member of the Carnival Group or to a trustee for the benefit of one or more members of the Carnival Group.

78.	The Board may, ~~in its absolute discretion~~subject to the Companies Acts, also refuse to register the transfer of a certificated share unless the instrument of transfer:

(a)

is lodged, duly stamped (if stampable), at the office or at another place appointed by the Board accompanied by the certificate for the share to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)	is in respect of only one class of shares; and

(c)	is in favour of not more than four transferees.

Transfers by recognised persons

79.

In the case of a transfer of a certificated share by a recognised person, the lodgement of a share certificate will only be necessary if and to the extent that a certificate has been issued in respect of the share in question.

Notice of refusal to register

80.

If the Board refuses to register a transfer of a share, it shall send the transferee notice of its refusal within two months after the date on which the instrument of transfer was lodged with the Company or the Operator-instruction was received, as the case may be.

~~Suspension of registration~~

81.

~~The registration of transfers of shares or of transfers of any class of shares may be suspended at such times and for such periods (not exceeding 30 days in any year) as the Board may determine, except that the Board may not suspend the registration of transfers of any participating security without the consent of the Operator of the relevant system.~~[Intentionally left blank]

No fee payable on registration

82.	No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to a share.

Retention of transfers

83.

The Company shall be entitled to retain an instrument of transfer which is registered, but an instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

TRANSMISSION OF SHARES

Transmission

84.

If a member dies, the survivor or survivors where he was a joint holder, and his personal representatives where he was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his interest. Nothing in these Articles shall release the estate of a deceased member (whether a sole or joint holder) from any liability in respect of any share held by him.

Elections permitted

85.

A person becoming entitled by transmission to a share may, on production of any evidence as to his entitlement properly required by the Board, elect either to become the holder of the share or to have another person nominated by him registered as the transferee. If he elects to become the holder he shall give notice to the Company to that effect. If he elects to have another person registered and the share is a certificated share, he shall execute an instrument of transfer of the share to that person. If he elects to have himself or another person registered and the share is an uncertificated share, he shall take any action the Board may require (including without limitation the execution of any document and the giving of any instruction by means of a relevant system) to enable himself or that person to be registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares apply to that notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.

Elections required

86.

The Board may at any time send a notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within 60 days, the Board may after the expiry of that period withhold payment of all dividends or other moneys payable in respect of the share until the requirements of the notice have been complied with.

Rights of persons entitled by transmission

87.

A person becoming entitled by transmission to a share shall, on production of any evidence as to his entitlement properly required by the Board and subject to the requirements of Articles 85 and 86, have the same rights in relation to the share as he would have had if he were the holder of the share, subject to Article 241. That person may give a discharge for all dividends and other moneys payable in respect of the share, but he shall not, subject to these Articles, before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any meeting of the Company or to receive notice of or to attend or vote at any separate meeting of the holders of any class of shares in the capital of the Company.

ALTERATION OF SHARE CAPITAL

Alterations by ordinary resolution

88.	Subject to Articles 124 to 129 and the provisions of the Equalization Agreement, the Company may by ordinary resolution:

(a)	increase its share capital by such sum to be divided into shares of such amount as the resolution prescribes;

(b)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(c)

subject to the ~~provisions of the~~ Companies Acts, sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum and the resolution may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage as compared with the others; and

(d)

cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

New shares subject to these Articles

89.	All shares created by ordinary resolution pursuant to Article 88 shall be:

(a)	subject to all the provisions of these Articles including, without limitation, provisions relating to payment of calls, lien, forfeiture, transfer and transmission; and

(b)	ordinary shares, unless otherwise provided by these Articles, by the resolution creating the shares or by the terms of allotment of the shares.

Fractions arising

90.

Whenever any fractions arise as a result of a consolidation or sub-division of shares, the Board may on behalf of the members deal with the fractions as it, in its absolute discretion, thinks fit. In particular, without limitation, the Board may sell shares representing fractions to which any members would otherwise become entitled to any person (including, subject to ~~the provisions of~~ the Companies Acts, the Company) and distribute the net proceeds of sale in due proportion among those members. Where the shares to be sold are held in certificated form the Board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer. Where the shares to be sold are held in uncertificated form, the Board may do all acts and things it considers necessary or expedient to rematerialize the shares into certificated form and/or to effect the transfer of the shares to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase moneys and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in relation to the sale.

Power to reduce capital

91.

Subject to Articles 124 to 129, the ~~provisions of the~~ Companies Acts, and the provisions of the Equalization Agreement, the Company may by special resolution reduce its share capital, capital redemption reserve and share premium account in any way.

PURCHASE OF OWN SHARES

Power to purchase own shares

92.

Subject to Articles 124 to 129, and in accordance with ~~the provisions of~~ the Companies Acts and the provisions of the Equalization Agreement, and without prejudice to any relevant special rights attached to any class of shares, the Company may purchase any of its own shares of any class (including without limitation redeemable shares) in any way and at any price (whether at par or above or below par).

GENERAL MEETINGS

Types of general meeting

93.

All general meetings of the Company other than annual general meetings shall be called ~~extraordinary~~ general meetings. ~~The Board shall convene and the Company shall hold general meetings as~~Subject to the Companies Acts, annual general meetings ~~in accordance with the requirements of the Act.~~shall be held at such time and place as the Board may determine.

Convening general meetings

94.

The Board may call a general ~~meetings~~meeting which is not an annual general meeting whenever and at such ~~times~~time and ~~places as it shall determine. On the requisition of members pursuant to the provisions of the Companies Acts, the Board shall promptly convene an extraordinary general meeting in accordance with the requirements of the Companies Acts. If there are no directors of the Company at any time, any two members of the Company may summon a meeting for the purpose of appointing one or more directors~~place as it shall determine.

Recipients of notice

95.

Subject to ~~the provisions of~~ the Companies Acts, to the provisions of these Articles and to any restrictions imposed on any shares, any notice of general meeting shall be sent to all the members, to each of the directors and to the auditors.

96.	If the Company proposes to undertake a Joint Electorate Action or a Class Rights Action:

(a)	the Company shall immediately give notice to Carnival of the nature of the Joint Electorate Action or the Class Rights Action it proposes to take; and

(b)

the Board shall convene a general meeting for the purpose of considering the Joint Electorate Action or Class Rights Action to be held as close in time as practicable with the Parallel General Meeting convened by Carnival for the purposes of considering that Joint Electorate Action or Class Rights Action.

97.

If the Company receives notice that Carnival proposes to undertake a Joint Electorate Action or Class Rights Action, the directors shall convene a general meeting for the purposes of considering that Joint Electorate Action or Class Rights Action, such meeting to be held as close in time as practicable with the Parallel General Meeting and shall propose a resolution which is an Equivalent Resolution to the Carnival Joint Electorate Action or Class Rights Action.

98.

The Company shall co-operate fully with Carnival in the preparation of any information or material required in connection with any general meeting to consider a proposed Joint Electorate Action or Class Rights Action.

NOTICE OF GENERAL MEETINGS

Period of notice

99.

An annual general meeting ~~and an extraordinary general meeting called for the passing of a special resolution~~ shall be called by at least 21 clear days’ notice. All other ~~extraordinary~~ general meetings shall be called by at least 14 clear days’ notice.

Contents of notice: general

100.

The notice shall specify the day, time and place of the general meeting (including without limitation any satellite meeting place arranged for the purposes of Article 103, which shall be identified as such in the notice) and the general nature of ~~that~~the business to be transacted.

Contents of notice: additional requirements

101.

In the case of an annual general meeting, the notice shall specify the meeting as such. In the case of a meeting to pass a special ~~or extraordinary~~ resolution, the notice shall specify the intention to propose the resolution as ~~a special or extraordinary resolution, as the case may be~~such. The notice shall also state whether the resolution relates to a Joint Electorate Action or a Class Rights Action.

Article 105 arrangements

102.

The notice shall include details of any arrangements made for the purpose of Article 105 making clear that participation in those arrangements will not amount to attendance at the meeting to which the notice relates.

General meetings at more than one place

103.

The Board may resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that members attending at all the meeting places are able to:

(a)	participate in the business for which the meeting has been convened;

(b)

hear and see all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and

(c)	be heard and seen by all other persons so present in the same way, and the meeting shall be deemed to take place at the principal meeting place.

Interruption or adjournment where facilities inadequate

104.

If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place have become inadequate for the purposes referred to in Article 103, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of that adjournment shall be valid. The provisions of Article 119 shall apply to that adjournment.

Other arrangements for viewing/hearing proceedings

105.

The Board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

Controlling level of attendance

106.

The Board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 105 (including without limitation the issue of tickets or the imposition of some other means of selection) which it in its absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to Article 105. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any such arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

Change in place and/or time of meeting

107.

If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Board decides that it is impracticable or unreasonable for a reason beyond its control to hold the meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 103 applies) and/or time, it may change the place (or any of the places, in the case of a meeting to which Article 103 applies) and/or postpone the time at which the meeting is to be held. If such a decision is made, the Board may then change the place (or any of the places, in the case of a meeting to which Article 103 applies) and/or postpone the time again if it decides that it is reasonable to do so. In either case:

(a)

no new notice of the meeting need be sent, but the Board shall, if practicable, advertise the date, time and place of the meeting in at least two newspapers having a national circulation and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

(b)

a proxy appointment in relation to the meeting may, if by means of an instrument, be delivered to the office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 165(a) or, if contained in an electronic communication, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 165(b), at any time not less than 48 hours before any postponed time appointed for holding the meeting; and

(c)

any valid proxy duly delivered to the Company in respect of a meeting which is postponed in accordance with these Articles shall be valid and subsisting in respect of that meeting when held notwithstanding that the time and/or place for the meeting changes unless expressly provided otherwise in the relevant proxy.

Meaning of participate

108.

For the purposes of Articles 103 to 107, the right of a member to participate in the business of any general meeting shall include, without limitation, the right to speak, vote on a show of hands (to the extent applicable), vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

Accidental omission to give notice etc.

109.

The accidental omission or failure to send a notice of ~~a meeting, or to send any notification where required by the Companies Acts or these Articles in relation to the publication of a notice of meeting on a website, or to send a form of proxy where required by the Companies Acts or these Articles~~any general meeting, or resolution intended to be moved at any general meeting, to any person entitled to receive it, or the non-receipt for any reason of any such notice ~~or notification or form of proxy~~ by that person, shall be disregarded for the purposes of determining whether ~~or not the Company is aware of such omission or non-receipt,~~such notice is duly given and shall not invalidate the proceedings at that meeting.

Security

110.

The Board and, at any general meeting, the chairman may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.

PROCEEDINGS AT GENERAL MEETINGS

Quorum

111.

No business shall be transacted at any general meeting unless a quorum is present, but the absence of a quorum shall not preclude the choice or appointment of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Articles and subject to Articles 112 and 130, three Members Present ~~in person or by proxy~~ and entitled to vote on the business to be transacted shall be a quorum (and for the avoidance of doubt, the holder of the P&O Princess Special Voting Share shall be treated as being entitled to vote for the purposes of determining whether a quorum exists notwithstanding the operation of Articles 125 and 131).

112.

Where a Joint Electorate Action or a Class Rights Action is to be considered at the general meeting, one of the Members Present must be the holder of the P&O Princess Special Voting Share. Notwithstanding the provisions of Article 111, no resolution will be approved as a Joint Electorate Action unless one third of the total votes capable of being cast by (i) the holders of the P&O Princess Ordinary Shares, and (ii) the holder of the P&O Princess Special Voting Share (assuming all holders of outstanding Carnival Common Stock vote at the Parallel General Meeting), are cast on the resolution proposing such Joint Electorate Action.

113.

For the purposes of Article 112, (i) votes which a holder of P&O Princess Ordinary Shares specifically elects to abstain from voting in accordance with Article 148; and (ii) votes which the P&O Princess Special Voting Share carries as abstentions in accordance with Article 129 shall in each case be counted as having been “cast”.

If quorum not present

114.

If such a quorum is not present within five minutes (or such longer time not exceeding 60 minutes as the chairman of the meeting may decide to wait) from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting, if convened on the requisition of members made in accordance with the 2006 Act, shall be dissolved, and in any other case shall stand adjourned to such time and place as the chairman of the meeting may determine. The adjourned meeting shall be dissolved if a quorum is not present within 15 minutes after the time appointed for holding the meeting.

Chairman

115.

The chairman, if any, of the Board or, in his absence, any deputy chairman of the Board or, in his absence, some other director nominated by the Board, shall preside as chairman of the meeting. If neither the chairman, deputy chairman nor any such other director is present within thirty minutes after the time appointed for holding the meeting or is not willing to act as chairman, the directors present shall elect one of their number to be chairman. If there is only one director present and willing to act, he shall be chairman. If no director is willing to act as chairman, or if no director is present within thirty minutes after the time appointed for holding the meeting, the members present and entitled to vote shall choose one of their number ~~to be chairman~~who is present in person (but not by proxy) to be chairman. If no such member present shall be willing to act, then such members may choose a member present by proxy and entitled to vote as chairman of the meeting.

Directors entitled to attend and speak

116.

A director shall, notwithstanding that he is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the capital of the Company.

Adjournments: chairman’s powers

117.

The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place. No business shall be transacted at an adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. In addition (and without prejudice to the chairman’s power to adjourn a meeting conferred by Article 104), the chairman may adjourn the meeting to another time and place without such consent if it appears to him that:

(a)	any amendment to a Substantive Resolution has been approved at the meeting; or

(b)	it is likely to be impracticable to hold or continue that meeting because of the number of members wishing to attend who are not present; or

(c)	the unruly conduct of persons attending the meeting prevents or is likely to prevent the orderly continuation of the business of the meeting; or

(d)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted; or

(e)	notice is received of any adjournment of the Parallel General Meeting.

118.

In determining whether to adjourn the meeting under Article 117, the chairman shall have regard to the Company’s obligations under Articles 106 and 109 and the impact of any adjournment on the Parallel General Meeting (if any).

Adjournments: procedures

119.

Any such adjournment may be for such time and to such other place (or, in the case of a meeting held at a principal meeting place and a satellite meeting place, such other places) as the chairman may, in his absolute discretion, determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Article 163 or by means of an instrument which, if delivered by him at the meeting which is adjourned to the chairman or the secretary or any director, shall be valid even though it is given at less notice than would otherwise be required by Article 165(a). When a meeting is adjourned for 30 days or more or for an indefinite period, notice shall be sent at least seven clear days before the date of the adjourned meeting specifying the time and place (or places, in the case of a meeting to which Article 103 applies) of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to send any notice of an adjournment or of the business to be transacted at an adjourned meeting.

120.	The Company shall as soon as possible give notice to Carnival of an adjournment and of the business to be transacted at an adjourned meeting.

Class meetings

121.

~~Subject to Articles 122 and 123 below, all~~All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any other class of shares in the capital of the Company, except that:

(a)

the necessary quorum shall be two or more persons ~~holding or representing~~entitled to vote at the meeting present in person or by proxy and holding at least one-third in nominal value of the issued shares of the class or, at any adjourned meeting ~~of such holders, one holder~~, one person entitled to vote at the meeting and present in person or by proxy, whatever the amount of his holding, ~~who~~ shall be deemed to constitute a meeting;

(b)	any holder of shares of the class present in person or by proxy may demand a poll; and

(c)	each holder of shares of the class shall, on a poll, be entitled to such aggregate number of votes as are attached to every share of the class held by him.

122.	~~Any separate class meeting of the holder of the P&O Princess Special Voting Share shall take effect by written resolution.~~[Intentionally left blank]

123.	~~Any separate class meeting of the holder of the Equalization Share shall take effect by written resolution.~~[Intentionally left blank]

VOTING RIGHTS AND PROCEDURES UNDER THE EQUALIZATION AGREEMENT

Class Rights Actions

124.	The following actions constitute Class Rights Actions:

(a)

the voluntary Liquidation of the Company or Carnival for which the approval of the members is required by Applicable Regulations or otherwise sought other than a voluntary Liquidation of both the Company and Carnival at or about the same time with the purpose or effect of no longer continuing the operation of the businesses of the companies as a combined going concern and not as part of a scheme, plan, transaction, or series of related transactions the primary purpose or effect of which is to reconstitute all or a substantial part of such businesses in one or more successor entities;

(b)

the sale, lease, exchange or other disposition of all or substantially all of the assets of either Carnival or the Company, other than in a bona fide commercial transaction undertaken for a valid business purpose in which such company receives consideration with a fair market value reasonably equivalent to the assets disposed of and not as a part of a scheme, plan, transaction or series of related transactions the primary purpose or effect of which is to collapse or unify the DLC Structure;

(c)	any adjustment to the Carnival Equivalent Number or the Equalization Ratio otherwise than in accordance with the provisions of the Equalization Agreement;

(d)

except where specifically provided for in the relevant agreements, any amendment to the terms of, or termination of, the Equalization Agreement, the Voting Agreement, the P&O Princess Guarantee or the Carnival Guarantee (including, for the avoidance of doubt, the voluntary termination of either the P&O Princess Guarantee or the Carnival Guarantee);

(e)	any amendment to, or removal of, or alteration of the effect of (which shall include the ratification of any breach of) any P&O Princess Entrenched Provision or any Carnival Entrenched Provision;

(f)

any amendment to, removal or alteration of the effect of (which shall include the ratification of any breach of) Article XII or XIII of the Articles of Incorporation of Carnival that would cause, or at the time of implementation would be reasonably likely to cause, an Exchange Event described in clause (a) of the definition thereof to occur; and

(g)	the doing of anything which the Board and the Board of Carnival agree (either in a particular case or generally), in their absolute discretion, should be approved as a Class Rights Action.

Notwithstanding anything to the contrary contained in these Articles, none of the foregoing actions may be undertaken by the Company unless it has been approved as a Class Rights Action in accordance with Article 125.

Class Rights Action Procedure

125.	If the Company proposes to take any Class Rights Action or is required to put a resolution pursuant to Article 97:

(a)

such action (either by the Company or by Carnival) shall require approval by an ordinary resolution (or, if required by these Articles or Applicable Regulations, by a Special Resolution) passed at a general meeting of the members of the Company in relation to which the holders of P&O Princess Ordinary Shares and the holder of the P&O Princess Special Voting Share shall be entitled to vote as a single class on a poll; and

(b)	in relation to such resolution:

(i)

if the proposed action is approved by the requisite majority (as determined in accordance with the Carnival Constitution and Applicable Regulations) of the holders of Carnival Common Stock entitled to vote thereon at the Parallel General Meeting, the P&O Princess Special Voting Share shall have no votes; and

(ii)

if the proposed action is not approved by the holders of Carnival Common Stock (on the basis described in Article 125(b)(i) above) at the Parallel General Meeting, the P&O Princess Special Voting Share shall vote as follows:

(x) if the resolution needs to be passed at the Company’s general meeting by an ordinary resolution, the P&O Princess Special Voting Share shall be entitled to cast such number of votes representing the largest whole percentage that is less than the percentage of the number of votes as would be necessary to defeat an ordinary resolution if the total votes capable of being cast by the issued P&O Princess Ordinary Shares and other class of shares of P&O Princess that are entitled to vote pursuant to Applicable Regulations and/or the P&O Princess Memorandum and Articles (excluding the P&O Princess Special Voting Share) were cast in favour of the resolution at the Company’s general meeting, and all such votes shall be cast against approval of such resolution; or (y) if the resolution needs to be passed at the Company’s general meeting by a Special Resolution, then the P&O Princess Voting Share shall be entitled to cast such number of votes representing the largest whole percentage that is less than the percentage of the number of votes as would be necessary to defeat a Special Resolution if the total votes capable of being cast by the issued P&O Princess Ordinary Shares and the other class of shares of P&O Princess that are entitled to vote pursuant to Applicable Regulations and/or the P&O Princess Memorandum and Articles (excluding the P&O Princess Special Voting Share) were cast in favour of the resolution at the Company’s general meeting, and all such votes shall be cast against approval of such resolution.

By way of further explanation, expressed as a formula, the P&O Princess Special Voting Share shall be entitled to cast the following number of votes:

One percentage point less than the minimum percent needed to defeat the resolution			X	Number of votes entitled to be cast (excluding the P&O Princess Special Voting Share)
100 percent	–	Minimum percent needed to defeat the resolution

Accordingly, for an ordinary resolution, 50 percent is the minimum percent needed to defeat the resolution, and the figure in brackets would be 98 percent. In the event that a Special Resolution is required to carry 75 percent of the votes cast, then 25.01 (rounded down to the nearest hundredth) percent would be the minimum percent needed to defeat the resolution, and the figure in brackets would be approximately 32 percent.

Joint Electorate Actions

126.

All actions put to the holders of P&O Princess Ordinary Shares or Carnival Common Stock, except for Class Rights Actions and resolutions of a procedural or technical nature (described in Article 131 below) shall constitute Joint Electorate Actions. For the avoidance of doubt, the following actions, if put to the holders of P&O Princess Ordinary Shares or Carnival Common Stock, shall constitute Joint Electorate Actions:

(a)	the appointment, removal or re-election of any director of the Company or Carnival, or both of them;

(b)

to the extent such receipt or adoption is required by Applicable Regulations, the receipt or adoption of the financial statements of the Company or Carnival, or both of them, or accounts prepared on a combined basis, other than any accounts in respect of the period(s) ended prior to the date of the Equalization Agreement;

(c)	a change of name of either the Company or Carnival, or both of them; and

(d)	the appointment or removal of the auditors of either the Company or Carnival, or both of them.

127.	If a particular matter falls both within Articles 124 and 126, then it shall be treated as a Class Rights Action falling exclusively within Article 124.

Joint Electorate Action Procedure

128.

If the Company proposes to take any Joint Electorate Action or is required to propose a resolution pursuant to Article 97, such action (either by the Company or by Carnival) shall require approval by ordinary resolution (or, if required by these Articles or Applicable Regulations, approval by a Special Resolution) of the holders of the P&O Princess Ordinary Shares and the holder of the P&O Princess Special Voting Share, voting as a single class.

129.	In relation to a resolution of the Company to approve a Joint Electorate Action, the P&O Princess Special Voting Share shall carry:

(a)	such number of votes in favour of the resolution as were cast in favour of the Equivalent Resolution at the Parallel Shareholder Meeting by holders of P&O Princess Ordinary Shares; and

(b)	such number of votes against the resolution as were cast against the Equivalent Resolution at the Parallel Shareholder Meeting by holders of P&O Princess Ordinary Shares; and

(c)

such number of abstentions (including votes withheld) as is equivalent to the number of votes which holders of Carnival Common Stock have specifically elected to abstain from the Equivalent Resolution at the Parallel Shareholder Meeting in accordance with the Carnival Constitution and/or Applicable Regulations, in each case divided by the Carnival Equivalent Number in effect at the time such general meeting of the Company is held and in each case rounded up to the nearest whole number, such votes to be cast by the holder of the P&O Princess Special Voting Share in accordance with the above provisions.

Resolutions Generally

130.

No resolution to approve a Class Rights Action or a Joint Electorate Action shall be approved unless the Parallel General Meeting of Carnival is validly held and a vote of the holders of Carnival Common Stock is held on an Equivalent Resolution.

131.

The P&O Princess Special Voting Share shall have no right to vote on any resolution of a procedural or technical nature put to a general meeting of the Company provided it has no adverse effect on the holders of Carnival Common Stock in any material respect. Resolutions of a procedural or technical nature will not be included in any notice of general meeting to the Company’s shareholders. The Chairman will, in his absolute discretion, determine whether a resolution is of a procedural or technical nature. Subject to the foregoing, without limitation, the following resolutions shall constitute resolutions of a procedural or technical nature:

(a)	that certain people be allowed to attend or excluded from attending the Company’s general meeting;

(b)	that discussion be closed and the question put to the vote (provided no amendments have been raised);

(c)	that the question under discussion not be put to the vote;

(d)	to proceed to the next item of business;

(e)	to proceed with matters in an order other than that set out in the notice of the meeting;

(f)	to adjourn the debate (for example, to a subsequent meeting); and

(g)	to adjourn the general meeting.

Methods of voting

132.	Every resolution put to the vote of a general meeting on which the holder of the P&O Princess Special Voting Share is or may be entitled to vote shall be decided on a poll.

133.

~~Subject~~The chairman of any general meeting can demand a poll on any resolution that is put to the vote of a general meeting, whether before it has been put to the vote on a show of hands or afterwards. Otherwise, subject to Article 132, any resolution to be put to the vote of a general meeting shall be decided on a show of hands unless, before or on the declaration of the result of a vote on the show of hands or on the withdrawal of any other demand for a poll, a poll is duly demanded. Subject to the provisions of the Companies Acts, a poll may be demanded on a resolution by:

(a)	the chairman of the meeting; or

(b)	at least five ~~Members Present in person or by proxy~~ members having the right to vote ~~at~~on the ~~meeting~~resolution; or

(c)	any member or ~~Members Present in person or by proxy~~members representing not less than one-tenth of the total voting rights of all the members having the right to vote ~~at~~on the ~~meeting~~resolution; or

(d)

any member or ~~Members Present in person or by proxy~~members holding shares conferring a right to vote ~~at~~on the ~~meeting~~resolution being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

134.	A demand by a person as proxy for a member shall be the same as a demand by the member.

Declaration of result in the absence of a poll

135.

Unless a poll is required pursuant to Article 132 or is duly demanded pursuant to Article 133 (and the demand is not withdrawn before the poll is taken) a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost, or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Procedure on a poll

136.

A poll on a resolution on which the holder of the P&O Princess Special Voting Share is or may be entitled to vote shall be kept open for such time as to allow the Parallel General Meeting to be held and for the votes attaching to the P&O Princess Special Voting Share to be calculated and cast on such poll.

137.

A poll shall, subject to Article 136, be taken in such manner as the chairman directs. He may appoint scrutineers, who need not be members, and may fix a time and place for declaring the result of the poll. The result of the poll is deemed to be the resolution of the meeting at which the poll is demanded.

138.	A poll shall be taken at such time and place as the chairman decides, either at once or after an interval or adjournment (but not more than 30 ~~clear~~ days after the date of the demand).

139.	The chairman may determine that any poll may close at different times for different classes of shareholder or for different shareholders of the same class entitled to vote on the relevant resolution.

140.

No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven ~~clear~~ days’ notice shall be given specifying the time and place at which the poll is to be taken.

141.

A demand for a poll may be withdrawn but only with the consent of the chairman. A demand withdrawn in this way validates the result of a show of hands declared before the demand is made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand has not been made. If the demand for a poll is withdrawn, the chairman or any other member entitled may demand a poll.

142.	The requirement for a poll (whether automatic or on demand) does not prevent the meeting continuing for the transaction of business other than the question on which a poll is to be held.

143.

On a poll, votes may be given in person or by proxy and, subject to the Companies Acts, a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way~~, whether present in person or by proxy~~.

144.	The chairman shall determine any dispute as to the admission or rejection of a vote and such determination made in good faith shall be final and conclusive.

Effectiveness of special ~~and extraordinary~~ resolutions

145.

Where for any purpose an ordinary resolution of the Company is required, ~~a special or extraordinary resolution shall also be effective. Where for any purpose an extraordinary resolution is required,~~ a special resolution shall also be effective.

146.	[Intentionally left blank]

VOTING RIGHTS AND PROCEDURES

Right to vote

147.

Subject to any special terms as to voting on which shares have been allotted or issued, or a suspension or abrogation of voting rights pursuant to the Articles, at a general meeting or meeting of members of a class every Member Present has on a show of hands one vote and has on a poll:

(a)	one vote for each fully paid P&O Princess Ordinary Share; and

(b)

in the case of a partly paid share, that fraction of a vote equivalent to the proportion which the amount paid up (not credited) on that member’s share bears to the total amount paid and payable for that share (excluding amounts credited). Amounts paid in advance of a call shall be ignored when calculating the proportion; and

(c)	in the case of the P&O Princess Special Voting Share, such number of votes as are determined in accordance with Articles 125, 129 and 131.

148.

On a poll, ~~every~~each Member Present may cast the votes attaching to his P&O Princess Ordinary Shares either for or against the resolution or may specifically elect to abstain from voting, in which case his vote shall, subject to Article 112, neither be counted as a vote in favour or against such resolution.

Votes of joint holders

149.

In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of ~~[~~the~~]~~ other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the register.

Member under incapacity

150.

A member in respect of whom an order has been made by a court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by his receiver, curator bonis or other person authorised for that purpose appointed by that court or official. That receiver, curator bonis or other person may, on a show of hands or on a poll, vote by proxy. The right to vote shall be exercisable only if evidence satisfactory to the Board of the authority of the person claiming to exercise the right to vote has been ~~deposited~~ received by the Company at the office, or at another ~~place~~address specified in accordance with these Articles for the delivery of proxy appointments, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised.

Calls in arrears

151.

No member shall be entitled to vote at a general meeting or at a separate meeting of the holders of any class of shares in the capital of the Company, either in person or by proxy, in respect of any share held by him unless all moneys presently payable by him in respect of that share have been paid.

Errors in voting

152.

If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of the meeting, and, in the opinion of the chairman (in his absolute discretion), it is of sufficient magnitude to vitiate the result of the voting.

Objection to voting

153.

No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting or poll at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

Disclosure Notice

154.

The directors may by notice in writing (a “Disclosure Notice”) require any member or other person Appearing to be Interested or Appearing to have been Interested in the Ordinary Shares to disclose to the Company in writing such information as directors require relating to the ownership of, or Interests in, the Ordinary Shares in question as lies within the knowledge of such member or other person (supported, if the directors so require, by a statutory declaration and/or by such independent evidence as the directors reasonably require) including:

(a)	any information which the Company is entitled to seek pursuant to Part ~~VI~~22 of the 2006 Act; and

(b)	any information which the directors shall deem necessary or desirable in order to determine whether any Ordinary Shares are Combined Group Restricted Shares.

The directors may give a Disclosure Notice at any time and may give one or more notices to the same members or other person in respect of the same Ordinary Shares.

Failure to comply with Disclosure Notice

155.

If any member or any other person Appearing to be Interested in Ordinary Shares has been served with a Disclosure Notice or a notice under Section ~~212~~793 of the 2006 Act and has failed to supply the Company with the information required within 14 days from the date of service of the notice (or, such other period of time as the directors may, in their absolute discretion, prescribe in the notice), then the directors may, in their absolute discretion, at any time thereafter by notice (a “Direction Notice”) to such member direct that in respect of the Ordinary Shares in relation to which the default occurred (the “Default Shares”) the member shall not be entitled to vote ~~either personally or by proxy~~ at a general meeting of the Company or to exercise any other right conferred by membership in relation to general meetings of the Company or meetings of the holders of any class of shares of the Company. The Company shall send to each other person Appearing to be Interested in Ordinary Shares which are the subject of a Direction Notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice. Any Direction Notice shall have effect, in accordance with its terms, for so long as the default in respect of which the Direction Notice was issued continues. The Direction Notice shall cease to have effect five days after confirmation by the Company that the information required by the Disclosure Notice has been provided to the Company.

Additional directions

156.	Where the Default Shares represent at least 0.25 per cent in nominal value of the issued shares of that class then the Direction Notice may additionally direct:

(a)

that any dividend or other money (or shares instead of such amount) payable in respect of the Default Shares shall (in whole or part) be retained by the Company without any liability to pay interest on it when it is finally paid to the member; and/or

(b)	that no transfer of any Default Shares held by such member shall be registered unless:

(i)	the member is not in default as regards supplying the information required;

(ii)

the member proves to the satisfaction of the directors that no person in default as regards supplying such information is Interested in any of the Ordinary Shares which are the subject of the transfer;

(iii)	registration of the transfer is required by the Regulations; or

(iv)	the transfer is an approved transfer if:

(A)	it is a transfer of shares pursuant to an acceptance of a takeover offer (within the meaning of ~~section 428(1)~~Part 28 of the 2006 Act); or

(B)

the Board is satisfied that the transfer is made pursuant to a sale of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

(C)

the transfer results from a sale made through a recognised investment exchange as defined in the Financial Services and Markets Act 2000 or any other stock exchange outside the United Kingdom on which the Company’s shares are normally traded.

Additional shares

157.

Any new Ordinary Shares in the Company issued in right of Default Shares shall be subject to the same sanctions as apply to the Default Shares, and the directors may make any right to an allotment of new Ordinary Shares subject to sanctions corresponding to those which will apply to those Ordinary Shares on issue, provided that:

(a)

any sanctions applying to, or to a right to, new Ordinary Shares by virtue of this Article 157 shall cease to have effect when the sanctions applying to the related Default Shares cease to have effect (and shall be suspended or cancelled if and to the extent that the sanctions applying to the related Default Shares are suspended or cancelled); and

(b)	Article 154 shall apply to the exclusion of this Article 157 if the Company issues a separate Disclosure Notice in respect of the new shares.

Section ~~216~~794 of the 2006 Act

158.

The provisions of Article 157 are without prejudice to the provisions of section ~~216~~794 of the 2006 Act and, in particular, the Company may apply to the court under section ~~216~~794(1) of the 2006 Act whether or not the provisions of Article 157 have been applied.

Conversion of uncertificated shares

159.	The Company may exercise any of its powers under Article 29 in respect of any Default Shares that are held in uncertificated form.

~~Notification of interests~~

160.

~~In addition to the obligation to disclose interests in shares pursuant to Part VI of the Act and the regulations made under it, any person with an interest in Ordinary Shares and any person treated as Appearing to be Interested in Ordinary Shares shall notify the Company in writing as soon as practicable following any event which would cause such person to disclose interests in shares pursuant to Part VI of the Act and any regulations made under it as if such obligation applied by reference to interests in Ordinary Shares.~~[Intentionally left blank]

PROXIES AND CORPORATE REPRESENTATIVES

Appointment of proxy: execution

161.

The appointment of a proxy, whether ~~by means of an instrument or contained~~in hard copy form or in ~~an~~ electronic ~~communication~~form, shall be executed in such manner as may be approved by or on behalf of the Company from time to time. Subject thereto, the appointment of a proxy shall be executed by the appointor or any person duly authorized by the appointor or, if the appointor is a corporation, executed by a duly authorised person or under its common seal or in any other manner authorized by its constitution. ~~For the purpose of this Article and Articles 162 to 166, an electronic communication which contains a proxy appointment need not comprise writing if the Board so determines and in such a case, if the Board so determines, the appointment need not be executed but shall instead be subject to such conditions as the Board may approve.~~

Method of proxy appointment

162.	The appointment of a proxy shall be in any usual form or in any other form which the Board may approve. Subject thereto, the appointment of a proxy may be:

(a)	~~by means of an instrument; or~~in hard copy form; or

(b)	~~contained~~ in ~~an~~ electronic ~~communication~~form, if the Board so determines, and the Board may, if it thinks fit, but subject to the ~~provisions of the~~ Companies Acts, at the Company’s expense send or make available forms of proxy to members for use at ~~the~~any general meeting and issue invitations ~~contained~~ in electronic ~~communications~~form to appoint a proxy in relation to the meeting in such form as may be approved by the Board. The omission to send out or make available forms of proxy or an invitation to appoint a proxy in relation to a general meeting to any member, or the non-receipt of such form or invitation by any member, shall not invalidate any resolution passed or proceedings at the general meeting concerned. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member ~~may appoint more than one proxy to attend on the same occasion.~~who is entitled to attend and vote at a general meeting is entitled to appoint another person, or two or more persons, in respect of different shares held by him, as his proxy or proxies to exercise all or any of his rights to attend and to speak and to vote at the meeting. A proxy need not be a member of the Company.

Sending of proxy appointment

163.	Without prejudice to Article 107(b) or to the second sentence of Article 119, the appointment of a proxy shall:

(a)

~~in the case of an instrument, be delivered personally or by post to~~if in hard copy form, be received at the office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

(i)	in the notice convening the meeting, or

(ii)	in any form of proxy sent by or on behalf of the Company in relation to the meeting,

by a time not less than 48 hours (or such shorter time as the Board may determine) before the time appointed for holding the meeting concerned or adjourned meeting ~~(or any postponed time appointed for holding the meeting pursuant to Article 107)~~ at which the person named in the appointment proposes to vote; or

(b)

if in ~~the case of an appointment contained in an~~ electronic ~~communication, where an~~form, be received at any electronic address ~~has been~~ specified by or on behalf of the Company for the purpose of receiving proxy appointments in electronic ~~communications~~form:

(i)	in the notice convening the meeting, or

(ii)	in any form of proxy sent by or on behalf of the Company in relation to the meeting, or

(iii)	in any invitation contained in ~~an~~ electronic ~~communication~~form to appoint a proxy issued by or on behalf of the Company in relation to the meeting,

~~be received at that address~~by a time not less than 48 hours (or such shorter time as the Board may determine) before the time appointed for holding the meeting concerned or adjourned meeting ~~(or any postponed time appointed for holding the meeting pursuant to Article 107)~~ at which the person named in the appointment proposes to vote; or

(c)

in either case, where a poll is automatic, ~~the appointment of a proxy shall be delivered or~~be received by a time not less than 48 hours before the meeting at which the poll is to be held, and, in circumstances where a poll is demanded and taken more than 48 hours after it is demanded, be ~~delivered or~~ received as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

(d)

in the case only of ~~an instrument~~a proxy appointment in hard copy form, where a poll is not taken forthwith but is, in respect of resolutions on which the P&O Princess Special Voting Share has no vote, taken not more than 48 hours after it was demanded, be ~~delivered at the meeting at which the poll was demanded to~~received by the chairman or to the secretary or ~~to~~by any director at the meeting at which the poll was demanded.

For the purposes of calculating any period of time under this Article or Article 169, no account need be taken by the Company of any part of a day that is not a working day.

164.

A proxy appointment in hard copy form deposited by the holder of the P&O Princess Special Voting Share will be valid if it is received by ~~or delivered to~~ the chairman of the meeting before the close of the poll to which it relates.

Delivery of authority

165.

Except in relation to ~~an instrument~~a proxy appointment deposited by the holder of the P&O Princess Special Voting Share (which is governed by Article 164 ~~above~~), where the appointment of a proxy is expressed to have been or purports to have been executed by a person on behalf of the holder of a share:

(a)	the Company may treat the appointment as sufficient evidence of the authority of that person to execute the appointment on behalf of that holder;

(b)

that holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of a copy of any written authority (certified either notarially or in some other way approved by the Board) under which the appointment has been executed to such address and by such time as may be specified in the request and, if the request is not complied with in any respect, the appointment may be treated as invalid; and

(c)

whether or not a request under Article 165(b) has been made or complied with, the Company may determine that it has insufficient evidence of the authority of that person to execute the appointment on behalf of that holder and may treat the appointment as invalid.

Validity of proxy appointment

166.

A proxy appointment which is not ~~delivered or~~ received in accordance with Articles 163 or 164 shall be invalid. When two or more valid proxy appointments are ~~delivered or~~ received in respect of the same share for use at the same meeting or poll, the one which was last ~~delivered or~~ received shall be treated as replacing and revoking the others as regards that share. ~~The Board may~~If the Company is unable to determine ~~at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles.~~which appointment was last validly received, none of them shall be treated as valid in respect of that share, provided that if the Company determines that it has insufficient evidence to decide whether or not a form of proxy is in respect of the same share, it shall be entitled to determine which form of proxy (if any) is to be treated as valid.

Rights of proxy

167.

A proxy appointment shall be deemed to include the right to demand, or join in demanding, a poll ~~but shall not confer any further~~and the right to speak at a meeting~~, except with the permission of the chairman~~. Save in respect of a proxy delivered in respect of the P&O Princess Special Voting Share, the proxy appointment shall also, unless it provides to the contrary, be deemed to confer authority on the proxy to vote or abstain from voting as the proxy thinks fit on any amendment of a resolution and on any procedural motion or resolution put to the meeting to which it relates and on any other business not referred to in the notice of meeting which may properly come before the meeting to which it relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates.

Corporate representatives

168.

Any corporation which is a member of the Company (in this Article the “grantor”) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative at any general meeting of the Company or at any separate meeting of the holders of any class of shares. A ~~person so authorised shall be entitled to exercise the same power on behalf of the grantor as the grantor could exercise if it were an individual member of the Company, save that a~~ director, the secretary or other person authorised for the purpose by the secretary may require such person or persons to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers. The grantor shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present at it and all references to attendance and voting in person shall, subject to the Companies Acts, be construed accordingly.

Revocation of authority

169.

~~A~~Subject to the Companies Acts a vote given or poll demanded by a proxy or by the duly authorised representative of a corporation shall be valid notwithstanding the previous determination of the authority of the person voting or demanding the poll unless notice of the determination was ~~either delivered or~~ received as mentioned in the following sentence at least three hours before the start of the meeting or adjourned meeting at which the vote is given or the poll demanded or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of determination shall be ~~either by means of an instrument delivered to~~in writing and shall be received at the office or ~~to~~at such other place within the United Kingdom or address as may be specified by or on behalf of the Company ~~in accordance with Article 163(a) or contained in an electronic communication received at the address (if any) specified by or on behalf of the Company in accordance with Article 163(b), regardless of whether any relevant proxy appointment was effected by means of an instrument or contained in an electronic communication. For the purpose of this Article, an electronic communication which contains such notice of determination need not comprise writing if the Board has determined that the electronic communication which contains the relevant proxy appointment need not comprise writing~~for the purposes of the deposit of proxy appointments.

NUMBER OF DIRECTORS

Limits on number of directors

170.

Unless otherwise determined by ordinary resolution, the number of directors (other than alternate directors) shall be not less than three nor more than a maximum of twenty five in number (or such lesser maximum as the directors may from time to time resolve).

APPOINTMENT AND RETIREMENT OF DIRECTORS

Directors

Number of directors to retire

171.

At every subsequent annual general meeting following the adoption of these Articles one-third of the directors who are subject to retirement by rotation or, if their number is not three or a multiple of three, the number nearest to one-third shall retire from office, but;

(a)	if any director has at the start of the annual general meeting been in office for more than three years since his last appointment or re-appointment, he shall retire; and

(b)	if there is only one director who is subject to retirement by rotation, he shall retire.

Which directors to retire

172.

Subject to ~~the provisions of~~ the Companies Acts and these Articles, the directors to retire by rotation shall be those who have been longest in office since their last appointment or re-appointment. As between persons who became or were last re-appointed directors on the same day those to retire shall (unless they otherwise agree among themselves) be determined by lot. The directors to retire on each occasion (both as to number and identity) shall be determined by the composition of the board at the date of the notice convening the annual general meeting. No director shall be required to retire or be relieved from retiring or be retired by reason of any change in the number or identity of the directors after the date of the notice but before the close of the meeting. If the Company does not fill the vacancy at the meeting at which a director retires by rotation or otherwise, the retiring director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the re-appointment of the director is put to the meeting and lost.

Eligibility for election and effectiveness of appointment

173.	No person shall be appointed a director at any general meeting unless:

(a)	he is recommended by the Board; or

(b)

not less than seven nor more than 42 days before the earlier of the date appointed for the meeting and the date appointed for the Parallel General Meeting, notice executed by a member qualified to vote at the meeting (not being the person to be proposed) has been received by the Company of the intention to propose that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company’s register of directors, together with notice executed by that person of his willingness to be appointed.

174.

No person shall be a director of the Company unless he is also a director of Carnival. The appointment of a person as a director of the Company shall only take effect at the same time as that person’s appointment as a director of Carnival takes effect. Any director who resigns from his office will be obliged to resign as a director of Carnival at the same time as he resigns from the Board and his resignation from the Board shall not take effect until he does so.

Separate resolutions on appointment

175.	Except as otherwise authorised by the Companies Acts, the appointment of any person proposed as a director shall be effected by a separate resolution.

Additional powers of the Company

176.

Subject to Articles 124 to 129 and to Article 174, the Company may by ordinary resolution appoint a person who is willing to act to be a director either to fill a vacancy or as an additional director. The appointment of a person to fill a vacancy or as an additional director shall take effect from the end of the meeting.

Appointment by Board

177.

The Board may appoint a person who is willing to act to be a director, either to fill a vacancy or as an additional director and in either case whether or not for a fixed term, provided that the appointment does not cause the number of directors to exceed the number, if any, fixed by or in accordance with these Articles as the maximum number of directors. If a person is appointed as a director of Carnival by the Board of Carnival in accordance with the Carnival Constitution, the Board shall also appoint that person as a director of the Company.

178.

Irrespective of the terms of his appointment, a director so appointed shall hold office only until the next following annual general meeting and shall not be taken into account in determining the directors who are to retire by rotation at the meeting. If not re-appointed at such annual general meeting, he shall vacate office at its conclusion.

Position of retiring directors

179.

A director who retires at an annual general meeting may, if willing to act, be re-elected. If he is not re-elected, he shall retain office until the meeting appoints someone in his place, or if it does not do so, until the later of the end of the meeting at which the director retires and the end of the Parallel General Meeting.

~~Age limit~~

180.

~~No person shall be disqualified from being appointed or re-appointed a director, and no director shall be required to vacate that office, by reason only of the fact that he has attained the age of 70 years or any other age nor shall it be necessary by reason of his age to give special notice under the Companies Acts of any resolution for his appointment or re-appointment.~~[Intentionally left blank]

No share qualification

181.	A director shall not be required to hold any shares in the capital of the Company by way of qualification.

ALTERNATE DIRECTORS

Power to appoint alternates

182.	Any director (other than an alternate director) may appoint any other director, willing to act, to be an alternate director and may remove from office an alternate director so appointed by him.

Alternates entitled to receive notice

183.

An alternate director shall be entitled to receive notice of all meetings of the Board and of all meetings of committees of the Board of which his appointor is a member, to attend and vote at any such meeting at which his appointor is not personally present, and generally to perform all the functions of his appointor (except as regards power to appoint an alternate) as a director in his absence.

Alternates representing more than one director

184.

A director may act as alternate director to represent more than one director, and an alternate director shall be entitled at meetings of the Board or any committee of the Board to one vote for every director whom he represents (and who is not present) in addition to his own vote as a director, and shall count for the purpose of determining whether a quorum is present both in his capacity as a director and in his capacity as an alternate director.

Termination of appointment

185.	An alternate director shall cease to be an alternate director:

(a)

if his ~~appointer~~appointor ceases to be a director; but, if a director retires by rotation or otherwise but is re-appointed or deemed to have been re-appointed at the meeting at which he retires, any appointment of an alternate director made by him which was in force immediately prior to his retirement shall continue after his re-appointment; or

(b)	on the happening of any event which would cause him to vacate his office as director; or

(c)	if he resigns his office as a director by notice to the Company; or

(d)	if he notifies the Board and his ~~appointer~~appointor that he no longer wishes to serve as an alternate director.

Method of appointment and revocation

186.

Any appointment or removal of an alternate director shall be by written notice to the Company signed by the director making or revoking the appointment and shall take effect in accordance with the terms of the notice on receipt of such notice by the Company which shall~~, in the case of a notice contained in an instrument,~~ be at the office or~~, in the case of a notice contained in an electronic communication, be~~ at such other address ~~(if any)~~ as may for the time being be notified by or on behalf of the Company for that purpose.

Alternate not an agent of appointor

187.

Except as otherwise expressly provided in these Articles, an alternate director shall be deemed for all purposes to be a director. Accordingly, except where the context otherwise requires, a reference to a director shall be deemed to include a reference to an alternate director. An alternate director shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the director appointing him.

POWERS OF THE BOARD

Business to be managed by Board

188.

~~Subject to the provisions of the Companies Acts, the Memorandum and these Articles and to any directions given by special resolution, the~~The business of the Company shall be managed by the Board, which may ~~pay all expenses incurred in forming and registering the Company and may~~ exercise all the powers of the Company~~,~~ (including without limitation the power to dispose of all or any part of the undertaking of the Company~~. No~~) and may do on behalf of the Company all such acts as may be done by or on behalf of the Company as are not, by the Companies Acts or these Articles, required to be exercised or done by the Company in general meeting, subject to (i) the Companies Acts, (ii) these Articles and (iii) such directions (whether or not consistent with these Articles) as may be prescribed by the Company by special resolution. No such direction and no alteration of the Memorandum or Articles ~~and no such direction~~ shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power given to the Board by these Articles. A meeting of the Board at which a quorum is present may exercise all powers exercisable by the Board.

Discretionary Matters

189.	The Board may, by agreement with the Board of Carnival:

(a)	decide to seek the approval of the shareholders (or any class of shareholders) of either or both of the Company and Carnival for any matter that would not otherwise require such approval;

(b)	require any Joint Electorate Action to be approved instead as a Class Rights Action; or

(c)	specify a higher majority vote than the required majority that would otherwise be required for any shareholder vote provided for in Articles 125 (a) and 128.

Exercise by Company of voting rights

190.

The Board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them as directors of such body corporate, or voting or providing for the payment of remuneration to the directors of such body corporate).

DELEGATION OF POWERS OF THE BOARD

Committees of the Board

191.

A majority of the Board may delegate any of its powers to any committee consisting of two or more directors. Any such delegation may be made subject to such conditions as the majority of the Board may specify and may be revoked or altered. Subject to any conditions imposed by a majority of the Board, the proceedings of a committee with two or more directors shall be governed by these Articles regulating the proceedings of directors so far as they are capable of applying. For the avoidance of doubt, Article 209 shall not apply with regard to determining whether a committee of the Board is quorate. A committee of the Board will be quorate if at least a majority of the directors appointed to that committee is present. The Board’s power under these Articles to delegate to a committee includes (without limitation) the power to delegate the determination of any fee, remuneration or other benefit to be paid or provided to any director and the power to grant any Conflict Authorisation (as defined in Article 201A) and is not limited by the fact that in some Articles but not others express reference is made to particular powers being exercised by the Board or by a committee.

Agents

192.

A majority of the Board or of a committee of the Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company for such purposes, with such powers, authorities and discretions (not exceeding those vested in the Board) and on such conditions as the Board or the relevant committee determines, including without limitation authority for the agent to delegate all or any of his powers, authorities and discretions, and may revoke or vary such delegation.

Offices including the title “director”

193.

A majority of the Board may appoint any person to any office or employment having a designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment shall not imply that the holder is a director of the Company, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be, a director of the Company for any of the purposes of these Articles.

Director’s power to give effect to the DLC agreements

194.

The directors are authorised and directed to carry into effect the provisions of the Equalization Agreement, the Voting Agreement, the P&O Princess Guarantee and any further agreements or arrangements that the Company is party to which are mentioned in or contemplated by such agreements. Subject to the Acts, nothing done in good faith by any director pursuant to such authority and obligations shall constitute a breach of the fiduciary duties of such director to the Company or its shareholders. In particular:

(a)

the directors shall, in addition to their duties to the Company, be entitled to have regard to the interests of the Combined Shareholders and to the interests of Carnival, as if the Company and Carnival were a single legal entity;

(b)	the directors are authorised to provide to Carnival and any officer, employee or agent of Carnival any information relating to the Company; and

(c)	the directors are authorised to enter into, operate and carry into effect the Equalization Agreement, the Voting Agreement and the P&O Princess Guarantee with full power to:

(i)	enter into, operate and carry into effect any further or other agreements or arrangements with or in connection with Carnival or the holder of the P&O Princess Special Voting Share; and

(ii)

do all such things as, in the opinion of the directors, are necessary or desirable for the application, implementation, protection, furtherance or maintenance of the dual listed company relationship with Carnival constituted by or arising out of any agreement or arrangement.

DISQUALIFICATION AND REMOVAL OF DIRECTORS

Disqualification as a director

195.	The office of a director shall be vacated immediately if:

(a)	he ceases to be a director by virtue of any provisions of the Companies Acts or these Articles or he becomes prohibited by applicable law from being a director; or

(b)	he resigns his office by notice ~~to~~received by the Company or, having been appointed for a fixed term, the term expires or his office as a director is vacated pursuant to Article 177; or

(c)	he ceases to be a director of Carnival.

REMUNERATION OF NON-EXECUTIVE DIRECTORS

Ordinary remuneration

196.

The ordinary remuneration of the directors who do not hold executive office for their services (excluding amounts payable under any other provision of these Articles) shall not exceed in aggregate ~~(pound)~~£1,000,000 (one million pounds) per annum or such higher amount as the Company may from time to time by ordinary resolution determine and shall be satisfied in such manner as the Board or any validly formed committee thereof shall from time to time determine, which includes without limitation satisfaction in Company shares. Subject thereto, each such director shall be paid a fee (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board.

Additional remuneration for special services

197.

Any director who does not hold executive office and who serves on any committee of the Board, by the request of the Board goes or resides abroad (from his normal country of residence) for any purpose of the Company or otherwise performs special services which in the opinion of the Board are outside the scope of the ordinary duties of a director, may (without prejudice to the provisions of Article 196) be paid such extra remuneration by way of salary, commission or otherwise as the Board may determine.

DIRECTORS’ EXPENSES

Directors may be paid expenses

198.

The directors may be paid all travelling, hotel, and other expenses properly incurred by them in connection with their attendance at meetings of the Board or the Board of Carnival, meetings of any committees of the Board or of the Board of Carnival, or general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or Carnival, or otherwise in connection with the discharge of their duties. The Company may also provide any director with funds in circumstances permitted by the Companies Acts to meet his defence expenditure in respect of any civil or criminal proceedings or regulatory investigation or other regulatory action or in connection with any application for any category of relief referred to in Part 10 of the 2006 Act, and subject to the Companies Acts, may do anything to enable him to avoid incurring any such expenditure.

EXECUTIVE DIRECTORS

Appointment to executive office

199.

Subject to ~~the provisions of~~ the Companies Acts, the Board may appoint one or more of its body to be the holder of any executive office (except that of auditor) in the Company and may enter into an agreement or arrangement with any director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a director. Any such appointment, agreement or arrangement may be made on such terms, including without limitation terms as to remuneration, as the Board determines. The Board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.

Termination of appointment to executive office

200.

Any appointment of a director to an executive office shall terminate if he ceases to be a director but without prejudice to any rights or claims which he may have against the Company by reason of such cessation. A director appointed to an executive office shall not cease to be a director merely because his appointment to such executive office terminates.

Emoluments to be determined by the Board

201.

The emoluments of any director holding executive office for his services as such shall be determined by the Board, and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership of any such scheme or fund.

DIRECTORS’ INTERESTS

Directors’ power to authorise conflict situations

201A

At any time the directors may authorise any situation or matter relating to a particular director to which section 175 of the 2006 Act applies (each a “Conflict Matter”), subject to that section, on such terms (if any) as they think fit. Before any such authorisation (a “Conflict Authorisation”) is given, a director (whether or not the director concerned) shall propose to the directors, in accordance with the Board’s normal procedures for putting proposals to the directors for their consideration and approval at a meeting of the Board or by way of written resolution or with such other procedures as the directors may determine, that the Conflict Matter concerned be so authorised. The directors may terminate or withdraw a Conflict Authorisation at any time by giving notice to the director concerned.

201B

Any terms to which a Conflict Authorisation is made subject (“Conflict Authorisation Terms”) may include (without limitation to the previous paragraph above), in each case at the directors’ discretion, that the director concerned:

(a)

is not obliged to disclose to the Company confidential information obtained by him (other than in his capacity as its director or as its employee or agent or, if the directors so decide, in any other capacity that would otherwise oblige him to disclose it to the Company) in any situation to which the Conflict Authorisation applies, nor to use any such information directly or indirectly for the benefit of the Company, where to do so would amount to a breach of a duty of confidence, previously disclosed to the directors by the director concerned, to any third party; and

(b)

may absent himself from any Board discussions, and make arrangements not to receive documents and information, relating to the Conflict Matter concerned for so long as he reasonably believes such conflict of interest (or possible conflict of interest) subsists, and the Company will not treat anything done, or omitted to be done, by the director concerned in accordance with the Conflict Authorisation Terms as a breach of duty under the following sections of the 2006 Act: section 172 (duty to promote the success of the company), section 173 (duty to exercise independent judgement) and section 174 (duty to exercise reasonable care, skill and diligence). The Company will not treat the receipt by the director concerned of any benefit that he is permitted to receive by the Conflict Authorisation Terms as a breach of duty under section 176 of the 2006 Act (duty not to accept benefits from third parties). The director concerned shall comply with all Conflict Authorisation Terms.

Directors may contract with the Company

202.	Subject to the ~~provisions of the~~ Companies Acts, and provided that he has disclosed to the Board the nature and extent of any material interest of his, a director notwithstanding his office:

(a)	may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested;

(b)

may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a director;

(c)

may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested; and

(d)

shall not, by reason of his office, be accountable to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

203.	For the purposes of ~~this~~ Article 202:

(a)

a general notice given to the Board that a director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the director has an interest in any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

GRATUITIES, PENSIONS AND INSURANCE

Gratuities and pensions

204.

The Board may (by establishment of, or maintenance of, schemes or otherwise) provide benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present director or employee of the Company or any of its subsidiary undertakings or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

~~Insurance~~

205.

~~Without prejudice to the provisions of Article 288, the Board may exercise all the powers of the Company to purchase and maintain insurance for or for the benefit of any person who is or was:~~[Intentionally left blank]

~~(a)~~

~~a director, officer, employee or auditor of the Company or Carnival, or any body which is or was the holding company or subsidiary undertaking of the Company or Carnival, or in which the Company or Carnival or a holding company or subsidiary undertaking of the Company or Carnival has or had any interest (whether direct or indirect) or with which the Company or Carnival or a holding company or subsidiary undertaking of the Company or Carnival is or was in any way allied or associated; or~~

~~(b)~~	~~a trustee of any pension fund in which employees of the Company, Carnival or, any other body referred to in Article 205 (a) is or has been interested,~~

~~including without limitation insurance against any liability incurred by such person in respect of any act or omission in the actual or purported execution or discharge of his duties or in the exercise or purported exercise of his powers or otherwise in relation to his duties, powers or offices in relation to the relevant body or fund.~~

Directors not liable to account

206.

No director or former director shall be accountable to the Company or the members for any benefit provided pursuant to Article 204. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company.

~~Section 719 of the Act~~

Provision for employees

207.

~~Pursuant to section 719 of the Act, the~~The Board is hereby authorised to make such provision as may seem appropriate for the benefit of any persons employed or formerly employed by the Company or any of its subsidiary undertakings in connection with the cessation or the transfer of the whole or part of the undertaking of the Company or any subsidiary undertaking. Any such provision shall be made by a resolution of the Board in accordance with ~~section 719.~~the Companies Acts.

PROCEEDINGS OF THE BOARD

Convening meetings

208.

Subject to the provisions of these Articles, the Board may regulate its proceedings as it thinks fit. The Chairman or any two directors may, and the secretary at the request of the Chairman or any two directors shall, call a meeting of the Board. Notice of a Board meeting shall be deemed to be properly sent to a director if it is sent to him personally or by word of mouth or sent ~~by instrument~~in writing to him, at his last known address (whether within or outside the United Kingdom) or such other ~~address (if any) as may for the time being be notified by him or on his behalf to the Company for that purpose, or sent using electronic communications to such~~ address (if any) as may for the time being be notified by him or on his behalf to the Company for that purpose. Questions arising at a meeting shall be decided by a majority of directors present at any meeting (provided that the meeting is quorate). Any director may waive notice of a meeting and any such waiver may be retrospective. ~~Any electronic communication pursuant to this Article need not comprise writing if the Board so determines.~~

Quorum

209.

The quorum for the transaction of the business shall be a majority of the directors of the Company. A person who holds office as an alternate director shall, if his appointor is not present, be counted in the quorum in his capacity as an alternate director (on behalf of his appointor) in addition to in his capacity as a director of the Company. Any director who ceases to be a director at a Board meeting may continue to be present and to act as a director and be counted in the quorum until the termination of the Board meeting if no director objects.

Powers of directors if number falls below minimum

210.	The continuing directors or a sole continuing director may act notwithstanding any vacancies in their number.

Chairman and deputy chairman

211.

The Board may appoint one of their number to be the chairman, and one of their number to be the deputy chairman, of the Board and may at any time remove either of them from such office. Unless he is unwilling to do so, the director appointed as chairman, or in his stead the director appointed as deputy chairman, shall preside at every meeting of the Board at which he is present. If there is no director holding either of those offices, or if neither the chairman nor the deputy chairman is willing to preside or neither of them is present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be chairman of the meeting.

Validity of acts of the Board

212.

All acts done by a meeting of the Board, or of a committee of the Board, or by a person acting as a director or alternate director, shall, notwithstanding that it be afterwards discovered that there was a defect in the appointment of any director or any member of the committee or alternate director or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director or, as the case may be, an alternate director and had been entitled to vote.

Resolutions in writing

213.

A resolution in writing signed by all of the directors entitled to receive notice and vote at a meeting of the Board or of a committee of the Board shall be as valid and effectual as if it had been passed at a meeting of the Board or (as the case may be) a committee of the Board duly convened and held. For this purpose:

(a)

a resolution may be ~~by means of an instrument or contained~~in hard copy form or in ~~an~~ electronic ~~communication~~form sent to such address (if any) as may for the time being be notified by the Company for that purpose;

(b)	a resolution may consist of several ~~instruments or several electronic communications~~documents, each executed by one or more directors, or a combination of both;

(c)	a resolution signed by an alternate director need not also be signed by his appointor; and

(d)	a resolution signed by a director who has appointed an alternate director need not also be signed by the alternate director in that capacity.

Meetings by telephone, etc.

214.

Without prejudice to the first sentence of Article 209, a person entitled to be present at a meeting of the Board or of a committee of the Board shall be deemed to be present for all purposes if he is able (directly or by ~~telephonic communication~~telephone) to speak to and be heard by all those present or deemed to be present simultaneously. A director so deemed to be present shall be entitled to vote and be counted in a quorum accordingly. Such a meeting shall be deemed to take place where it is convened to be held or (if no director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is. The word “meeting” in these Articles shall be construed accordingly.

Directors’ power to vote on contracts in which they are interested

215.

Except as otherwise provided by these Articles, a director shall not vote at a meeting of the Board or a committee of the Board on any resolution of the Board concerning a matter in which he has an interest (other than by virtue of his interests in shares or debentures or other securities of, or otherwise in or through, the Company or Carnival) which (together with any interest of any person connected with him) is to his knowledge material unless his interest arises only because the resolution concerns one or more of the following matters:

(a)

the giving of a guarantee, security or indemnity in respect of money lent or obligations incurred by him or any other person at the request of or for the benefit of, the Company or Carnival or any of their respective subsidiary undertakings;

(b)

the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or Carnival or any of their respective subsidiary undertakings for which the director has assumed responsibility (in whole or part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

(c)

a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or Carnival or any of their respective subsidiary undertakings for subscription or purchase, in which offer he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

(d)

a contract, arrangement, transaction or proposal concerning any other body corporate in which he or any person connected with him is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise, if he and any persons connected with him do not to his knowledge hold an interest (as that term is used in ~~sections 198 to 211~~Part 22 of the 2006 Act) representing one per cent or more of either any class of the equity share capital of such body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate (any such interest being deemed for the purpose of this Article to be material interest in all circumstances);

(e)

a contract, arrangement, transaction or proposal for the benefit of employees of the Company or Carnival or any of their respective subsidiary undertakings which does not award him any privilege or benefit not generally accorded to the employees to whom the arrangement relates; ~~and~~

(f)

a contract, arrangement, transaction or proposal concerning any insurance which the Company or Carnival is empowered to purchase or maintain for, or for the benefit of, any directors of the Company or of Carnival, or for persons who include directors of the Company or of Carnival;

(g)

any proposal for the Company (i) to provide him with an indemnity permitted by the Companies Acts, (ii) to provide him with funds in circumstances permitted by the Companies Acts to meet his defence expenditure in respect of any civil or criminal proceedings or regulatory investigation or other regulatory action or in connection with any application for any category of relief referred to in Part 10 of the 2006 Act, or (iii) to do anything to enable him to avoid incurring any such expenditure.

Interests of connected person and alternate director

216.

For the purposes of this Article, an interest of a person who is, for any purpose of the Companies Acts (excluding any statutory modification of the Companies Acts not in force when this Article is adopted), connected with a director shall be treated as an interest of the director and, in relation to an alternate director, an interest of his appointor shall be treated as an interest of the alternate director without prejudice to any interest which the alternate director has otherwise.

Division of proposals

217.

Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately. In such cases each of the directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment.

SECRETARY

Appointment and removal of secretary

218.

Subject to ~~the provisions of~~ the Companies Acts, the secretary shall be appointed by the Board for such term, at such remuneration and on such conditions as it may think fit. Any secretary so appointed may be removed by the Board, but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

MINUTES

Minutes required to be kept

219.	The Board shall cause minutes to be made in books kept for the purpose of:

(a)	all appointments of officers made by the Board; and

(b)

all proceedings at meetings of the Company, the holders of any class of shares in the capital of the Company, the Board and committees of the Board, including the names of the directors present at each such meeting.

Conclusiveness of minutes

220.

Any such minutes, if purporting to be signed by the chairman of the meeting to which they relate or of the meeting at which they are read, shall be sufficient evidence of the proceedings at the meeting without any further proof of the facts stated in them.

THE SEAL

Authority required for execution of deed

221.

The seal shall only be used by the authority of a resolution of the Board or a duly appointed committee of the Board. The Board may determine who shall sign any instrument executed under the seal. If they do not, it shall be signed by at least one director and the secretary or by at least two directors. Any instrument may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the instrument or by applying the seal or a facsimile of it by any other means to the instrument. ~~An instrument signed, with the authority of a resolution of the Board, by a director and the secretary or by two directors and expressed (in whatever form of words) to be executed by the Company has the same effect as if executed under the seal. For the purpose of the preceding sentence~~For the purpose of this Article only, “secretary” shall have the same meaning as in the ~~Act~~Companies Acts and not the meaning given to it by Article 2.

Certificates for shares and debentures

222.

The Board may by resolution determine either generally or in any particular case that any certificate for shares or debentures or representing any other form of security may have any signature affixed to it by some mechanical means, or printed on it or, in the case of a certificate executed under the seal, need not bear any signature.

Official seal for use abroad

223.	The Company may exercise the powers conferred by ~~section 39 of~~ the ~~Act~~Companies Acts with regard to having an official seal for use abroad.

REGISTERS

Overseas and local registers

224.	(a)

Subject to the ~~provisions of the~~ Companies Acts ~~and the Regulations~~, the Company may keep overseas or local or other registers in any place, and the Board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

(b)

Except as permitted by the Board in its absolute discretion, the P&O Princess Special Voting Share shall be registered in an overseas register in the Cayman Islands for such time as the P&O Princess Trustee is the holder of such share.

Authentication and certification of copies and extracts

225.	Any director or the secretary or any other person appointed by the Board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

(a)	any document comprising or affecting the constitution of the Company whether in ~~physical~~hard copy form or in electronic form;

(b)

any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the Board or any committee of the Board whether in ~~physical~~hard copy form or in electronic form; and

(c)	any book, record and document relating to the business of the Company whether in ~~physical~~hard copy form or in electronic form (including without limitation the accounts), and if certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the Board or a committee of the Board, whether in ~~physical~~hard copy form or in electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of proceedings at a duly constituted meeting.

DIVIDENDS

Declaration of dividends

226.

Subject to the ~~provisions of the~~ Companies Acts and the Equalization Agreement, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Board.

227.

The Board shall announce any dividends on ordinary shares in US dollars (or such other currency as it shall determine from time to time) together with a sterling equivalent for any such dividend in accordance with Article 232 below.

228.	The Board may at its discretion make provisions to enable a member to receive dividends duly payable in a currency or currencies other than dollars or sterling.

229.

Holders of ordinary shares shall be entitled to be paid dividends in sterling for so long as sterling remains the national currency of the United Kingdom or in any replacement currency if sterling ceases to be the only national currency of the United Kingdom.

Interim dividends

230.

Subject to the ~~provisions of the~~ Companies Acts, the Equalization Agreement and Articles 234 to 236 (inclusive), the Board may pay interim dividends if it appears to the Board that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the Board may pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear. The Board may also pay at intervals settled by it any dividend payable at a fixed rate if it appears to the Board that the profits available for distribution justify the payment. If the Board acts in good faith it shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

Apportionment of dividends

231.

Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid; but no amount paid on a share in advance of the date on which a call is payable shall be treated for the purposes of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is allotted or issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly.

Exchange rate dividend calculation

232.

For the purposes of the calculation of the amount receivable in respect of any dividend payable in a currency or currencies other than US dollars, the rate of exchange to be used to determine the relevant currency equivalent of any sum payable as a dividend shall be such market rate (whether spot or forward) selected by the Board as it shall consider appropriate by reference to such market rate or rates or the mean of such market rates prevailing at such time or times or on such date or dates as the Board may in its discretion select.

Ranking of shares for dividends

233.	The rights attaching to the shares of the Company, as regards the participation in the profits available for distribution and resolved to be distributed, are as follows:

(a)

the holders of preference shares shall be entitled, in priority to any payment of dividends to the holders of any other class of shares, to a preferred right to participate as regards dividends up to but not beyond a specified amount; and

(b)	any surplus remaining after payment of the dividends under paragraph (a) shall be payable to the holders of the P&O Princess Ordinary Shares in equal amounts per share.

Matching cash dividends or distributions of an income nature

234.

Subject to the other provisions of these Articles, the Company shall not pay or make any Distribution in cash unless Carnival also pays or makes a Distribution in cash at or about the same time and the ratio of the Equalization Distribution Amount so paid or made by the Company to the Equalization Distribution Amount so paid or made by Carnival (converted, if applicable, at the Applicable Exchange Rate for such Distributions and rounded to five decimal places) equals the Equalization Ratio in effect on the Distribution Determination Date for such Distributions (each, an “Equivalent Distribution”).

235.

The Company shall not declare or otherwise become obligated to pay or make a Distribution in cash unless (i) on the date on which such declaration is made or such obligation is created, Carnival has sufficient distributable reserves to make an Equivalent Distribution with respect to such Distribution; or (ii) the Company agrees to pay, and does pay, to Carnival (before Carnival pays or makes such Distribution) the minimum amount required by Carnival so that it will have sufficient distributable reserves to pay or make such an Equivalent Distribution. Notwithstanding compliance with the preceding sentence, if Carnival shall have declared or otherwise become obligated to pay or make such Equivalent Distribution when due, then the Company shall pay to Carnival the minimum amount required by Carnival so that Carnival will have sufficient distributable reserves to pay or make such Equivalent Distribution; provided however that if the Company does not have sufficient distributable reserves to pay or make in full both the Equivalent Distribution that it declared or became obligated to make and the payment required by this sentence, then (i) the Company shall only pay or make the portion of that Equivalent Distribution (and any related payment that would have been required by this sentence in respect of such portion if it were the entire Equivalent Distribution that it had declared or became obligated to make) that it can make with its distributable reserves and (ii) Carnival shall only pay or make the portion of its Equivalent Distribution that it can make out of its distributable reserves following receipt of such payment.

236.

For purposes of Article 235, the amount the Company is required to pay Carnival shall be determined after taking into account all Taxes payable by, and all Tax credits of, the Company and Carnival with respect to the payment or receipt of such payment and any such payment may be made on the Equalization Share issued by the Company if both the Board and the Board of Carnival deem it appropriate.

Timing of dividends and distributions

237.	The Board, insofar as is practical, will:

(a)	in relation to any proposed cash Distribution, agree with the Board of Carnival the amount of the Equivalent Distribution to be made by each company;

(b)	determine to pay or recommend to pay Equivalent Distributions at a meeting of the Board convened as close in time as is practicable to the respective meeting of the Board of Carnival;

(c)	announce and pay any Equivalent Distributions simultaneously or as close in time as is practicable to the announcement or payment of any Equivalent Distribution made by the Board of Carnival;

(d)	ensure that the record dates for receipt of the Equivalent Distribution, in respect of the Company and Carnival, are on the same date; and

(e)	generally co-ordinate the timing of all other aspects of the payment or making of Equivalent Distributions with the Board of Carnival.

Dividends in specie

238.

Subject to the provisions of Articles 124 to 129 and the provisions of the Equalization Agreement, a general meeting declaring a dividend may, on the recommendation of the Board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets, including without limitation paid up shares or debentures of another body corporate. The Board may make any arrangements it thinks fit to settle any difficulty arising in connection with the distribution, including without limitation (a) the fixing of the value for distribution of any assets, (b) the payment of cash to any member on the basis of that value in order to adjust the rights of members, and (c) the vesting of any asset in a trustee.

Scrip dividends: authorising resolution

239.

Subject to the Companies Acts and the provisions of Articles 124 to 129, the Board may, if authorised by an ordinary resolution of the Company (the “Resolution”), offer any holder of ordinary shares the right to elect to receive Ordinary Shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of all or any dividend specified by the Resolution. The offer shall be on the terms and conditions and be made in the manner specified in Article 240 or, subject to those provisions, specified in the Resolution.

Scrip dividends: procedures

240.	The following provisions shall apply to the Resolution and any offer made pursuant to it and Article ~~239.~~239:

(a)	The Resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period.

(b)

Each holder of Ordinary Shares shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder elects to forgo (each a “new share”). For this purpose, the value of each new share shall be:

(i)

equal to the average quotation for the Company’s Ordinary Shares, that is, the average of the middle market quotations for those shares on the London Stock Exchange, as derived from the Daily Official List, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent dealing days; or

(ii)	calculated in any other manner specified by the Resolution,

but shall never be less than the par value of the new share. A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.

(c)

On or as soon as practicable after announcing that any dividend is to be declared or recommended, the Board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the Board decides to proceed with the offer, it shall notify the holders of Ordinary Shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be lodged in order to be effective.

(d)

The Board shall not proceed with any election unless the Company has sufficient unissued Ordinary Shares authorised for issue and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

(e)

The Board may exclude from any offer any holders of Ordinary Shares where the Board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

(f)

The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on Ordinary Shares in respect of which an election has been made (the “elected shares”) and instead such number of new shares shall be allotted to each holder of elected shares as is arrived at on the basis stated in Article 240(b). For that purpose the Board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund (including without limitation the profit and loss account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in Article 240(b).

(g)

The new shares when allotted shall rank equally in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend.

(h)

No fraction of an Ordinary Share shall be allotted. The Board may make such provision as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

(i)

The Board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article or otherwise in connection with any offer made pursuant to this Article and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters. Any agreement made under such authority shall be effective and binding on all concerned.

(j)	The Board may, at its discretion, amend, suspend or terminate any offer pursuant to this Article.

Permitted deductions and retentions

241.

The Board may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by him to the Company in respect of that share. Where a person is entitled by transmission to a share, the Board may retain any dividend payable in respect of that share until that person (or that person’s transferee) becomes the holder of that share.

Procedure for payment to holders and others entitled

242.	Any dividend or other moneys payable in respect of a share may be paid:

(a)	in cash; or

(b)	by cheque or warrant made payable to or to the order of the holder or person entitled to payment; or

(c)

by any direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

(d)

by any other method approved by the Board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment including (without limitation) in respect of an uncertificated share by means of the relevant system (subject to the facilities and requirements of the relevant system).

Joint entitlement

243.	If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

(a)	pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for that payment; and

(b)	for the purposes of Article 242, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

Payment by post

244.	A cheque or warrant may be sent by post to:

(a)	where a share is held by a sole holder, the registered address of the holder of the share; or

(b)	if two or more persons are the holders, to the registered address of the person who is first named in the register; or

(c)	if a person is entitled by transmission to the share, as if it were a notice to be given under Articles 254 to 260; or

(d)	in any case, to such person and to such address as the person entitled to payment may direct by notice to the Company.

Discharge to Company and risk

245.

Payment of a cheque or warrant by the bank on which it was drawn or the transfer of funds by the bank instructed to make the transfer or, in respect of an uncertificated share, the making of payment in accordance with the facilities and requirements of the relevant system (which, if the relevant system is CREST, shall be the creation of an assured payment obligation in respect of the dividend or other moneys payable in favour of the settlement bank of the member or other person concerned) shall be a good discharge to the Company. Every cheque or warrant sent in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any other method used by the Company in accordance with Article 242.

Interest not payable

246.	No dividend or other moneys payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

Forfeiture of unclaimed dividends

247.

Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, unless the Board resolves otherwise, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect of it. The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a member if those instruments have been returned undelivered to, or left uncashed by, that member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the member’s new address. The entitlement conferred on the Company by this Article in respect of any member shall cease if the member claims a dividend or cashes a dividend warrant or cheque.

CAPITALISATION OF PROFITS AND RESERVES

Power to capitalise

248.	Subject to the provisions of Articles 124 to 129 and the provisions of the Equalization Agreement, the Board may with the authority of an ordinary resolution of the Company:

(a)

subject to the provisions of this Article, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund, including without limitation the Company’s share premium account and capital redemption reserve, if any;

(b)

appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in the same proportions;

(c)

apply that sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued shares to be allotted to members credited as fully paid;

(d)	allot the shares, debentures or other obligations credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other;

(e)

where shares or debentures become, or would otherwise become, distributable under this Article in fractions, make such provision as they think fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

(f)	authorise any person to enter into an agreement with the Company on behalf of all the members concerned providing for either:

(i)	the allotment to the members respectively, credited as fully paid, of any shares, debentures or other obligations to which they are entitled on the capitalisation; or

(ii)

the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under that authority shall be binding on all such members; and

(g)	generally do all acts and things required to give effect to the ordinary resolution.

RECORD DATES

Record dates for dividends, etc.

249.	Notwithstanding any other provision of these Articles, the Company or the Board may:

(a)

fix any date as the record date for any dividend, distribution, allotment or issue, which may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made;

(b)

for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time, not more than 48 hours before the time fixed for the meeting, by which a person must be entered on the register in order to have the right to attend or vote at the meeting; changes to the register after the time specified by virtue of this Article 249(b) shall be disregarded in determining the rights of any person to attend or vote at the meeting. For the purposes of calculating any period of time for the purposes of this Article, but only if permitted by the Companies Acts, no account need be taken by the Company of any part of a day that is not a working day; and

(c)

for the purpose of sending notices of general meetings of the Company, or separate general meetings of the holders of any class of shares in the capital of the Company, under these Articles, determine that persons entitled to receive such notices are those persons entered on the register at the close of business on a day determined by the Company or the Board, which day may not be more than 21 days before the day that notices of the meeting are sent.

ACCOUNTS

Rights to inspect records

250.

No member shall (as such) have any right to inspect any accounting records or other book or document of the Company except as conferred by ~~statute~~the Companies Acts or authorized by the Board or by ordinary resolution of the Company or order of a court of competent jurisdiction.

Sending of annual accounts

251.

Subject to the Companies Acts, a copy of the Company’s annual accounts, together with a copy of the directors’ report for that financial year and the auditors’ report on those accounts shall, at least 21 ~~clear~~ days before the date of the meeting at which copies of those documents are to be laid in accordance with ~~the provisions of~~ the Companies Acts, be sent to every member and to every holder of the Company’s debentures of whose address the Company is aware, and to every other person who is entitled to receive notice of meetings from the Company under the ~~provisions of the~~ Companies Acts or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint holders.

Summary financial statements

252.

Subject to the Companies Acts, the requirements of Article 251 shall be deemed satisfied in relation to any person by sending to the person, instead of such copies, a summary financial statement derived from the Company’s annual accounts and the directors’ report, which shall be in the form and containing the information prescribed by the Companies Acts ~~and any regulations made under the Companies Acts~~.

~~NOTICES~~

COMMUNICATIONS

~~When notice required~~Notice to be in writing~~: use of electronic communications~~

253.

Any notice to be sent to or by any person pursuant to these Articles (other than a notice calling a meeting of the Board) shall be in writing. ~~Any such notice may be sent using electronic communications to such address (if any) as may for the time being be notified for that purpose to the person giving the notice by or on behalf of the person to whom the notice is sent.~~

~~Methods of giving notice~~

Communications to and from members

254.

~~The Company may send any notice or other document pursuant to these Articles to a member by whichever of the following methods it may in its absolute discretion determine:~~Subject to the Companies Acts and unless otherwise provided for in these Articles, the Company may send or supply any document or information that is required or authorised to be sent or supplied by it to a member or any other person by any provisions of the Companies Acts or pursuant to these Articles or to any other rules or regulations to which the Company may be subject in such form and by such means, including by electronic means and/or by making it available on a website or otherwise, as the Company may absolutely determine. The Company Communication Provisions shall be deemed to apply, to the extent relevant, to the sending or supply of any such document or information that is required or authorised to be sent or supplied pursuant to these Articles or any such rules or regulations. At any time the Company may choose at its sole discretion to send any document or information in hard copy form alone to some or all members.

~~(a)~~	~~personally; or~~

~~(b)~~	~~by posting the notice or other document in a prepaid envelope addressed to the member at his registered address; or~~

~~(c)~~	~~by leaving the notice or other document at that address; or~~

~~(d)~~	~~by sending the notice or other document using electronic communications to such address (if any) as may for the time being be notified to the Company by or on behalf of the member for that purpose.~~

~~Website publication~~

255.

Subject to the Companies Acts~~, the Company may also send any notice or other document pursuant to these Articles to a member by publishing that notice or other document on a website where~~ and unless otherwise provided for in these Articles, any document or information which is to be sent or supplied to the Company by or on behalf of any member or any person entitled by transmission to a share to the Company pursuant to these Articles shall be sent or supplied in such form(s) and by such means as the Company may determine in its absolute discretion, provided that:

~~(a)~~	~~the Company and the member have agreed to him having access to the notice or document on a website (instead of it being sent to him);~~

~~(b)~~	~~the notice or document is one to which that agreement applies;~~

~~(c)~~	~~the member is notified, in a manner for the time being agreed between him and the Company for the purpose, of:~~

~~(i)~~	~~the publication of the notice or document on a website;~~

~~(ii)~~	~~the address of that website; and~~

~~(iii)~~	~~the place on that website where the notice or document may be accessed, and how it may be accessed; and~~

~~(d)~~

~~the notice or document is published on that website throughout the publication period, provided that, if the notice or document is published on that website for a part, but not all of, the publication period, the notice or document shall be treated as being published throughout that period if the failure to publish that notice or document throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid.~~

~~In this Article 255, “publication period” means:~~

~~(e)~~

~~in the case of a notice of an adjourned meeting pursuant to Article 104, a period of not less than seven clear days before the date of the adjourned meeting, beginning on the day following that on which the notification referred to in sub-paragraph (c) above is sent or (if later) is deemed sent;~~

~~(f)~~

~~in the case of a notice of a poll pursuant to Article 136, a period of not less than seven clear days before the taking of the poll, beginning on the day following that on which the notification referred to in sub-paragraph (c) above is sent or (if later) is deemed sent; and~~

~~(g)~~

~~in any other case, a period of not less than the relevant notice period, beginning on the day following that on which the notification referred to in sub-paragraph (c) above is sent or (if later) is deemed sent.~~

(a)

such form(s) and means are permitted by the Companies Acts, if applicable, for the purpose of sending or supplying a document or information of the type concerned pursuant to the Company Communication Provisions; and

(b)

any applicable condition or limitation specified in the Companies Acts (including, without limitation, as to the address to which the document or information may be sent) is satisfied, unless otherwise permitted by the Board.

256.

Where these Articles require a notice or other document to be signed or authenticated by a member or other person then any notice or other document sent or supplied in electronic form is sufficiently authenticated in any manner authorised by the Company Communications Provisions or in such other manner as may be approved by the Board. The Board may designate mechanisms for validating any such notice or other document, and any such notice or other document not so validated by use of such mechanisms shall be deemed not to have been received by the Company. Where a document or information is sent or supplied to the Company by one person on behalf of another, the Company may require such evidence of the former’s authority to act on the latter’s behalf as the Board decides is reasonable.

Notice to joint holders

~~256.~~

~~In the case of joint holders of a share, all notices or other documents shall be sent to the joint holder whose name stands first in the register in respect of the joint holding. Any notice or other document so sent shall be deemed for all purposes sufficient sending to all the joint holders.~~

257.

Anything which would need (but for this Article) to be agreed or specified by the joint holders of a share with regard to any notice, document or information to be sent or supplied by the Company shall be taken for all purposes to be agreed or specified by all the joint holders where it has been agreed or specified by the joint holder whose name stands first in the register of members in respect of the share. Any notice, document or information which is authorised or required to be sent or supplied to joint holders of a share may be sent or supplied to the joint holder whose name stands first in the register of members in respect of the share, to the exclusion of the other joint holders. For such purpose, a joint holder having no registered address in the United Kingdom and not having supplied a service address within the United Kingdom may, subject to the Companies Acts, be disregarded. This Article shall have effect in place of the Company Communications Provisions regarding joint holders of shares.

Registered address outside United Kingdom

~~257.~~

~~A member whose registered address is not within the United Kingdom and who gives to the Company an address within the United Kingdom at which a notice or other document may be sent to him by instrument or an address to which a notice or other document may be sent using electronic communications shall (provided that, in the case of electronic communications, the Company so agrees) be entitled to have notices or other documents sent to him at that address but otherwise:~~

~~(a)~~	~~no such member shall be entitled to receive any notice or other document from the Company; and~~

~~(b)~~

~~without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general meeting.~~

~~Deemed receipt of notice~~

258.

~~A member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of shares in the capital of the Company shall be deemed to have been sent notice of the meeting and, where requisite, of the purposes for which it was called.~~Subject to the Companies Acts, the Company shall not be required to send notices, documents or information to a member who (having no registered address within the United Kingdom) has not supplied to the Company a service address within the United Kingdom.

~~Terms and conditions for electronic communications~~

~~259.~~

~~The Board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic communications for the sending of notices, other documents and proxy appointments by the Company to members and by members to the Company.~~

~~Notice includes website notification~~

~~260.~~

~~In this Article and in Articles 261, 262 and 263, references to a notice include without limitation references to any notification required by the Companies Acts or these Articles in relation to the publication of any notices or other documents on a website.~~

Notice to persons entitled by transmission

259.

~~261. A~~Any notice ~~or other~~, document or information may be sent by the Company to ~~the~~any person ~~or persons~~who claims to be entitled by transmission to a share by sending ~~it~~such notice, document or information in any manner the Company may choose authorised by these Articles ~~for the sending of a notice or other document to a member~~, addressed to them by name, or by the title of representative of the deceased, or trustee of the bankrupt or by any similar description ~~at the address, if any, in the United Kingdom as may be supplied for that purpose by or on behalf of the person or persons claiming to be so entitled. Until such an address has been supplied, a notice or other document may be sent~~, provided that such person who claims to be entitled to a share shall first supply to the Company:

(a)	such evidence as the Board may reasonably require to show his title to the share; and

(b)	a service address within the United Kingdom.

Any notice, document or information so sent or supplied shall for all purposes be deemed to be duly sent or supplied to all persons interested (whether jointly with or as claiming through or under him) in the share.

Until the information required under paragraphs (a) and (b) above has been so supplied, any notice, document or information may be given in any manner in which it might have been ~~sent~~given if the death or bankruptcy or other event giving rise to the transmission had not occurred. This Article shall have effect in place of the Company Communication Provisions regarding death or bankruptcy of a holder of shares in the Company.

Transferees etc. bound by prior notice

260.

~~262.~~ Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the register, has been sent to a person from whom he derives his title, provided that no person who becomes entitled by transmission to a share shall be bound by any ~~direction notice~~Disclosure Notice issued under Article 154 to a person from whom he derives his title.

~~Proof of sending when sent by post~~

~~263.~~

~~Proof that an envelope containing a notice or other document was properly addressed, prepaid and posted shall be conclusive evidence that the notice or document was sent. Proof that a notice or other document contained in an electronic communication was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators current at the date of adoption of these Articles, or, if the Board so resolves, any subsequent guidance so issued, shall be conclusive evidence that the notice or document was sent. A notice or other document sent by the Company to a member by post shall be deemed to be sent:~~

~~(a)~~

~~if sent by first class post or special delivery post from an address in the United Kingdom to another address in the United Kingdom, or by a postal service similar to first class post or special delivery post from an address in another country to another address in that other country, on the day following that on which the envelope containing it was posted;~~

~~(b)~~

~~if sent by airmail from an address in the United Kingdom to an address outside the United Kingdom, or from an address in another country to an address outside that country (including without limitation an address in the United Kingdom), on the third day following that on which the envelope containing it was posted; and~~

~~(c)~~	~~in any other case, on the second day following that on which the envelope containing it was posted.~~

~~When notices etc. deemed sent by electronic communication~~

~~264.~~

~~A notice or other document sent by the Company to a member contained in an electronic communication shall be deemed sent to the member on the day following that on which the electronic communication was sent to the member. Such a notice or other document shall be deemed sent to the member on that day notwithstanding that the Company becomes aware that the member has failed to receive the relevant notice or other document for any reason and notwithstanding that the Company subsequently sends a copy of such notice or other document by post to the member.~~

Evidence of receipt

261.

Any notice, document or information (including a share certificate) which is sent or supplied by the Company in hard copy form, or in electronic form but to be delivered other than by electronic means, and which is sent by pre-paid post and properly addressed shall be deemed to have been received by the intended recipient at the expiration of 24 hours (or, where first class mail is not employed, 48 hours) after the time it was posted, and in proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed, pre-paid and posted. Any notice, document or information which is sent or supplied by the company by electronic means shall be deemed to have been received by the intended recipient 24 hours after it was transmitted, and in proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed. Any notice, document or information which is sent or supplied by the Company by means of a website shall be deemed to have been received when the material was first made available on the website or, if later, when the recipient received (or is deemed to have received) notice of the fact that the material was available on the website. Any accidental failure on the part of the Company to send, or the non-receipt by any person entitled to, any notice of or other document or information relating to any meeting or other proceeding shall not invalidate the relevant meeting or proceeding. This Article shall have effect in place of the Company Communications Provisions relating to deemed delivery of notices, documents or information.

262.

For the purposes of calculating the time when any notice, document or information sent or supplied by the Company is deemed to have been received by the intended recipient for the purposes of these Articles (regardless of whether the period is expressed in hours or days) full account shall be taken of any day, and any part of a day, that is not a working day. This Article shall have effect in place of the Company Communications Provisions regarding the calculation of the time when any such notice, document or information is deemed to have been received by the intended recipient.

Notice during disruption of postal services

263.

~~265.~~ If at any time the Company is unable ~~effectively to convene~~to give notice by post in hard copy form of a general meeting ~~by notices sent through the post in the United Kingdom~~ as a result of the suspension or curtailment of postal services~~, notice of general meeting may be sufficiently given by advertisement in the United Kingdom. Any notice given by advertisement for the purpose of this Article shall be~~ within the United Kingdom, then such notice shall be deemed to have been sent to all persons who are entitled to receive such notice in hard copy form if it is advertised on the same date in at least one ~~newspaper having a national circulation.~~leading daily newspaper widely circulated in the United Kingdom and, where the Company keeps an overseas branch register, in at least one leading daily newspaper widely circulated in the territory in which such register is maintained. Such notice shall be deemed to have been ~~sent to~~duly served on all persons ~~who are~~ entitled to ~~have~~receive notice of ~~meetings sent to them~~such general meeting at noon on the day ~~when~~on which the first of such advertisement appears. In any such case the

Company shall ~~send confirmatory copies of the notice by post if at least seven days before the meeting the posting of notices to addresses throughout the United Kingdom again becomes practicable. The foregoing shall not absolve the Company from any duty to send notice of a general meeting by use of electronic communications pursuant to these Articles.~~:

(a)	make such notice available on its website from the date of such advertisement until the conclusion of the meeting; and

(b)	send confirmatory copies of the notice by post in hard copy form if at least seven days before the meeting the posting of notices to addresses throughout the United Kingdom again becomes practicable.

264.	[Intentionally left blank]

265.	[Intentionally left blank]

DESTRUCTION OF DOCUMENTS

Power of Company to destroy documents

266.	The Company shall be entitled to destroy:

(a)

all instruments of transfer of shares which have been registered, and all other documents on the basis of which any entry is made in the register, at any time after the expiration of six years from the date of registration;

(b)	all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address at any time after the expiration of two years from the date of recording;

(c)	all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

(d)	all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

(e)	all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use; and

(f)

all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded.

Presumption in relation to destroyed documents

267.	It shall conclusively be presumed in favour of the Company that:

(a)	every entry in the register purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 266 was duly and properly made;

(b)	every instrument of transfer destroyed in accordance with Article 266 was a valid and effective instrument duly and properly registered;

(c)	every share certificate destroyed in accordance with Article 266 was a valid and effective certificate duly and properly cancelled; and

(d)	every other document destroyed in accordance with Article 266 was a valid and effective document in accordance with its recorded particulars in the books or records of the Company,

but:

(e)	the provisions of this Article apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties) to which the document might be relevant;

(f)

nothing in this Article shall be construed as imposing on the Company any liability in respect of the destruction of any document earlier than the time specified in Article 266 or in any other circumstances which would not attach to the Company in the absence of this Article; and

(g)	any reference in Articles 266 and 267 to the destruction of any document includes a reference to its disposal in any manner.

UNTRACED SHAREHOLDERS

Power to dispose of shares of untraced shareholders

268.	The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a member or the shares to which a person is entitled by transmission if:

(a)

during the period of 12 years before the date of the publication of the advertisements referred to in Article 268(b) (or, if published on different dates, the first date) (for the purposes of this Article, the “relevant period”) at least three dividends in respect of the shares in question have been declared and all dividend warrants and cheques which have been sent in the manner authorized by these Articles in respect of the shares in question have remained uncashed;

(b)

the Company shall as soon as practicable after expiry of the relevant period have inserted advertisements both in a national daily newspaper and in a newspaper circulating in the area of the last known address of such member or other person giving notice of its intention to sell the shares;

(c)

during the relevant period and the period of three months following the publication of the advertisements referred to in Article 268(b) (or, if published on different dates, the first date) the Company has received no indication either of the whereabouts or of the existence of such member or person; and

(d)	if the shares are listed on the London Stock Exchange, notice has been given to the London Stock Exchange of the Company’s intention to make such sale before the publication of the advertisements.

Transfer on sale

269.	To give effect to any sale pursuant to Article 268, the Board may:

(a)	where the shares are held in certificated form, authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer; or

(b)

where the shares are held in uncertificated form, do all acts and things it considers necessary or expedient to rematerialise shares into certificated form and/or to effect the transfer of the shares to, or in accordance with the directions of, the buyer.

Effectiveness of transfer

270.

An instrument of transfer executed by that person in accordance with Article 269 (a) shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article 269(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

Proceeds of sale

271.

The net proceeds of sale shall belong to the Company which shall be obliged to account to the former member or other person previously entitled for an amount equal to the proceeds. The Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. In relation to the debt, no trust is created and no interest is payable. The Company shall not be required to account for any money earned on the net proceeds of sale, which may be used in the Company’s business or invested in such a way as the Board from time to time thinks fit.

LIQUIDATION

272.

If either or both of the Company and/or Carnival goes into any voluntary or involuntary Liquidation, the Company and Carnival will, subject to Article 273 below, make and receive such payments or take such other actions required to ensure that the holders of Ordinary Shares of each company would, had each entity gone into Liquidation on the same date, be entitled to receive a Liquidation Distribution which is equivalent on a per share basis in accordance with the then existing Equalization Ratio, having regard to the Liquidation Exchange Rate but ignoring any shareholder Tax or Tax Benefit.

Liquidation Procedure

273.

To establish the amount payable under Article 272, each of the Company and Carnival will determine the amount of assets (if any) it will have available for distribution in a Liquidation on the date of Liquidation (or notional date of Liquidation) to holders of its Ordinary Shares after payment of all its debts and other financial obligations, including any tax costs associated with the realisation of any assets on a Liquidation and any payments due on any preference shares (its “Net Assets”). To the extent that the Net Assets of one company would enable it to make a Liquidation Distribution to the holders of its Ordinary Shares that is greater than the Liquidation Distribution that the other company could pay from its Net Assets to the holders of its Ordinary Shares, adjusting such comparative Liquidation Distribution in accordance with the then existing Equalization Ratio and having regard to the Liquidation Exchange Rate, but ignoring any shareholder Tax (including any withholding Tax required to be deducted by the company concerned) or Tax Benefit then subject to Article 274 such company will make a balancing payment (or take any other balancing action described in Article 275 below) in such amount as will ensure that both companies can make equivalent Liquidation Distributions to the holders of their Ordinary Shares in accordance with the then existing Equalization Ratio and having regard to the Liquidation Exchange Rate, but ignoring any shareholder Tax (including any withholding Tax required to be deducted by the company concerned) or Tax Benefit, PROVIDED ALWAYS THAT no company need make a balancing payment (or take any other action) as described in this Article 273 if it would result in neither the holders of Carnival Common Stock nor the holders of P&O Princess Ordinary Shares being entitled to receive any Liquidation Distribution at all.

274.

For purposes of Article 273, the amount a company is required to pay the other company shall be determined after taking into account all Taxes payable by, and all Tax credits, losses or deductions of, the parties with respect to the payment or receipt of such payment and any such payment may be made on the Equalization Share issued by the paying company if both the Board and the Board of Carnival deem it appropriate.

Liquidation actions

275.

In giving effect to the principle regarding a Liquidation of the Company and/or Carnival described above, the Company and/or Carnival shall take such action as may be required to give effect to that principle, which may include:

(a)	making a payment (of cash or in specie) to the other company;

(b)	issuing shares (which may include the Equalization Share) to the other party or to holders of Ordinary Shares of the other company and making a distribution or return on such Ordinary Shares; or

(c)	taking any other action that the Board and the Board of Carnival shall both consider appropriate to give effect to that principle,

provided that any action other than a payment of cash by one company to the other shall require the prior approval of the Board and the Board of Carnival.

Disposal of assets by liquidator

276.

The power of sale of a liquidator shall include a power to sell wholly or partially for shares or debentures or other obligations of another body corporate, either then already constituted or about to be constituted for the purpose of carrying out the sale.

SHARE CONTROL LIMIT

Trigger of limit

277.

Subject to Article 278, if any person (an “Acquiring Person”) acquires additional Ordinary Shares or voting control over additional Ordinary Shares and, after giving effect to such acquisition (or, if the Company is subject to the City Code, acquires Ordinary Shares or voting control over Ordinary Shares) such Acquiring Person, whether solely or together with any person or persons Acting in Concert with such Acquiring Person, holds or exercises voting control over Ordinary Shares which equal or are in excess of the Combined Group City Code Limit (such acquisition of Ordinary Shares or voting control over Ordinary Shares, a “Triggering Acquisition”), then all (i) Ordinary Shares held by the Acquiring Person or over which the Acquiring Person exercises voting control, and (ii) Ordinary Shares held by any party or parties Acting in Concert with such Acquiring Person or over which any party or parties Acting in Concert with such Acquiring Person exercise(s) voting control (the “Acquiring Person Attributable Shares”) shall automatically be designated as “Combined Group Restricted Shares” for the purposes of Articles 277 to 287. A Triggering Acquisition can occur more than once and the provisions set forth in Articles 277 to 287 shall apply to every separate Triggering Acquisition or series of Triggering Acquisitions.

Qualifying Takeover Offer

278.	Notwithstanding the provisions of Article 277, if:

(a)

prior to or simultaneously with a Triggering Acquisition, such Acquiring Person has made a Qualifying Takeover Offer (and, in the event that the Qualifying Takeover Offer was made prior to the Triggering Acquisition, such Qualifying Takeover Offer has not been withdrawn, abandoned or terminated prior to or simultaneously with the Triggering Acquisition), or

(b)

where the circumstances described in Article 278(a) have not occurred, such Acquiring Person (i) within 10 days after the date on which the applicable Triggering Action occurs, makes a binding public announcement to commence a Qualifying Takeover Offer, and (ii) within 28 days after making the public announcement referred to in 278(b)(i), commences a Qualifying Takeover Offer, then the Acquiring Person Attributable Shares shall not be designated Combined Group Restricted Shares for the purposes of Articles 278 to 287 hereof until the earliest to occur (if at all) of (x) a withdrawal, abandonment or termination of such Qualifying Takeover Offer other than in accordance with its terms, or (y) any amendment, modification or supplement to the terms of either offer constituting the Qualifying Takeover Offer such that, as amended, modified or supplemented, the offers would not constitute a Qualifying Takeover Offer; provided that immediately upon the earliest to occur of the events described in (x) or (y) above, such Acquiring Person Attributable Shares shall be automatically designated as Combined Group Restricted Shares.

Determination of Combined Group Excess Shares

279.	In the event that any Ordinary Shares are designated Combined Group Restricted Shares pursuant to Articles 277 or 278:

(a)

If the Combined Group Restricted Shares (i) consist entirely of P&O Princess Ordinary Shares, and (ii) are held by or subject to the voting control of a single person, then all P&O Princess Ordinary Shares held by such person or over which such person exercises voting control which cause the Combined Group City Code Limit to be equalled or exceeded shall automatically be designated as Combined Group Excess Shares for the purposes of Articles 286 and 287;

(b)	If the Combined Group Restricted Shares consist of both Carnival Common Stock and P&O Princess Ordinary Shares, and are held by or subject to the voting control of a single person, then:

(i)

if, after giving effect to the Equalization Ratio, (x) the number of votes represented by such P&O Princess Ordinary Shares that could be cast with respect to a Joint Electorate Action exceeds or is equal to (y) the number of votes represented by such Carnival Common Stock that could be cast with respect to a Joint Electorate Action, then all P&O Princess Ordinary Shares held by such person or over which such person exercises voting control which cause the Combined Group City Code Limit to be equalled or exceeded shall automatically be designated as Combined Group Excess Shares for the purposes of Articles 286 and 287; and

(ii)

if, after giving effect to the Equalization Ratio, (x) the number of votes represented by such P&O Princess Ordinary Shares that could be cast with respect to a Joint Electorate Action is less than (y) the number of votes represented by such Carnival Common Stock that could be cast with respect to a Joint Electorate Action, such P&O Princess Ordinary Shares shall automatically be designated as Combined Group Excess Shares for the purposes of Articles 286 and 287 only to the extent that such P&O Princess Ordinary Shares would give such person ownership or voting control equal to or in excess of the Combined Group City Code Limit, if such limit was applied without regard to any Carnival Common Stock held or subject to the voting control of such person.

(c)	If the Combined Group Restricted Shares are held by or subject to the voting control of two or more persons Acting in Concert, where:

(i)

all or a part of such Combined Group Restricted Shares would all have been designated as Combined Group Excess Shares pursuant to Article 279(a) had they been held by or subject to the voting control of a single person; or

(ii)

all or a part of such Combined Group Restricted Shares would have been designated as Combined Group Excess Shares pursuant to Article 279(b) had they been held by or subject to the voting control of a single person, then such automatic designation as Combined Group Excess Shares for the purposes of Articles 286 and 287 shall be made with respect to the same number of P&O Princess Ordinary Shares held by or subject to the voting control of such persons Acting in Concert as if they had been held by or subject to the voting control of a single person, such designation to be made on a pro rata basis based on the number of P&O Princess Ordinary Shares each such person holds or over which each such person exercises voting control.

Authority of the Board

280.

The Board shall have the authority to exercise all rights and powers granted to or vested in the Board or the Company under Articles 277 to 287 and to take any action as it deems necessary or advisable to give effect to the provisions of Articles 277 to 287, including the right and power to interpret the provisions of Articles 277 to 278 and to make all determinations deemed necessary or advisable to give effect to the provisions of Articles 277 to 287. Without limiting the generality of the foregoing, the Company shall expressly have the right to effect or procure a transfer of Combined Group Restricted Shares as described in Articles 277 to 287. In the case of ambiguity in the application of any of the provisions of Articles 277 to 287, the Board shall, in its absolute discretion, have the power to determine the application of such provisions with respect to any situation based on the facts known to them. All such actions, calculation, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company and all other parties. No Director shall be liable for any act or omission pursuant to these Articles 277 to 287 if such action was taken in good faith.

281.	Immediately on a trigger of the Combined Group City Code Limit by any member (or any Acquiring Person), such person(s) shall:

(a)

be deemed to irrevocably appoint the Company as his agent for the sale of the Combined Group Excess Shares, together with all rights attaching thereto, including, but not limited to, the right to do all acts and things, receive (on behalf of the Acquiring Person) the proceeds from the sale of the Combined Group Excess Shares and to negotiate, sign, execute and deliver all documents on behalf of the Acquiring Person which it considers necessary and advisable in connection with the sale of the

Combined Group Excess Shares and such appointment shall endure until the ninetieth day after final delivery of the proceeds of the sale of all of the relevant Combined Group Excess Shares to the Company; and

(b)

authorise any person to execute an instrument of transfer in respect of the Combined Group Excess Shares sold to, or in accordance with the directions of, the Combined Group Excess Share Trustee and/or any subsequent purchaser. The transferee shall not be bound to see to the application of any purchase money and his title to the Combined Group Excess Shares shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale or transfer; and

(c)

assist the Company in any and all matters or things relating to the sale of the Combined Group Excess Shares, including, but not limited to, procuring the appointment of the Company by his nominee or trustee, as their agent for the sale of the Combined Group Restricted Shares together with those rights, permissions and authorisations granted in (i) and (ii) above.

282.	Articles 277 to 287 override any other provision of these Articles.

Notice

283.

Any person whose acquisition of Ordinary Shares or voting control over Ordinary Shares would or does result in any Ordinary Shares being constituted as Combined Group Restricted Snares pursuant to Articles 277 or 278 shall immediately give written notice to the Company of such event and shall provide to the Company such other information as the Company may request in order to determine (i) whether any acquisition of Ordinary Shares or voting control over Ordinary Shares has resulted or could result in any Ordinary Shares being designated as Combined Group Excess Shares under Article 279, and/or (ii) to what extent any Combined Group Restricted Shares should be designated as Combined Group Excess Shares pursuant to Article 278.

284.

The Company will, as soon as practicable after the Board has knowledge thereof, notify in writing any person who holds any Combined Group Restricted Shares; provided that failure by the Company to give any such notification shall in no way invalidate any of the provisions of Articles 277 to 287. The Company may, at any time after serving such notice referred to in this Article 284, require that the holder(s) of Combined Group Restricted Shares provide the Company with such other information as the Company may request in order to determine (i) whether any acquisition of Ordinary Shares or voting control over Ordinary Shares has resulted or could result in any Ordinary Shares being designated as Combined Group Excess Shares under Article 279, and/or (ii) to what extent any Combined Group Restricted Shares should be designated as Combined Group Excess Shares pursuant to Article 278.

Exclusions

285.	The provisions set forth in Articles 277 to 284 and 286 and 287 shall not apply to:

(a)	any Ordinary Shares to the extent that such restrictions are prohibited pursuant to the Applicable Regulations; or

(b)

any acquisition of Ordinary Shares or voting control over Ordinary Shares by any member of the Arison Group if, as a result, the aggregate of the voting rights of the P&O Princess Ordinary Shares and of the Carnival Common Stock held by the Arison Group and of the P&O Princess Ordinary Shares and of the Carnival Common Stock over which the Arison Group, after giving effect to the Equalization Ratio, exercises voting control does not thereby (i) increase by one per cent, or more in any period of twelve consecutive months and (ii) after giving effect to the Equalization Ratio, equal or exceed forty per cent, of the aggregate voting rights attached to the whole of the issued P&O Princess Ordinary Shares and the outstanding Carnival Common Stock. For the avoidance of doubt, (x) a member shall not be deemed to have acquired Ordinary Shares or voting control over Ordinary Shares if solely as a result of a share buyback, cancellation or reduction of share capital, disenfranchisement of voting rights or any other procedure which has the effect of reducing the share capital or the voting share capital of the Company or of Carnival the percentage holding of such person is increased; (y) the transfer of Ordinary Shares or voting control over Ordinary Shares among members of the Arison Group shall not be deemed to be a Triggering Acquisition; or

(c)	any acquisition by Carnival or any member of the Carnival Group pursuant to a Mandatory Exchange; or

(d)	any acquisition by any member of the Carnival Group of any Ordinary Shares; or

(e)	any acquisition by the Company or any of its Subsidiaries from time to time of any Ordinary Shares.

COMBINED GROUP EXCESS SHARES

286.	The following shall apply to any Combined Group Excess Shares:

Ownership in trust

(a)

Any Combined Group Excess Shares, as soon as possible after trigger of the Combined Group City Code Limit, shall be transferred by or on behalf of any Acquiring Person to the Combined Group Excess Share Trustee, as trustee of the Combined Group Excess Shares Trust, for the benefit of the Charitable Beneficiary (subject to the provisions of these Articles). The Acquiring Person shall, immediately after any trigger of the Combined Group City Code Limit, have no rights whatsoever in such Combined Group Excess Shares (except as provided in Articles 286 (c), 286 (e) and 286 (f)) , and pending such transfer the Combined Group Excess Shares shall be held by the Acquiring Person on trust for the benefit of the Charitable Beneficiary. The Combined Group Excess Share Trustee may resign at any time so long as the Company shall have appointed a successor trustee. The Combined Group Excess Share Trustee shall, from time to time, designate one or more charitable organisation or organisations as the Charitable Beneficiary. More than one Combined Group Excess Share Trustee may be appointed to hold the Combined Group Excess Shares on trust for one or more Charitable Beneficiaries.

Dividend rights

(b)

Combined Group Excess Shares shall remain entitled to the same dividends and other distributions as other Ordinary Shares are entitled to, and any dividend or distribution made or paid on Combined Group Excess Shares shall, pending transfer of such shares to the Combined Group Excess Share Trustee, be received by the relevant Acquiring Person in its capacity as trustee for the Charitable Beneficiary. Any dividend or distribution declared, paid or made shall, after the Combined Group Excess Shares have been transferred to the Combined Group Excess Share Trustee, be made or paid to the Combined Group Excess Share Trust. All dividends received or other income earned by the Combined Group Excess Share Trust shall be paid over to the Charitable Beneficiary.

Rights upon Liquidation

(c)

Upon Liquidation of the Company, an Acquiring Person shall (if it has not already received consideration for the transfer of the Combined Group Excess Shares to the Combined Group Excess Share Trustee) receive, for each Combined Group Excess Share, the amount per share of any distribution made upon liquidation, dissolution or winding up less any costs and expenses incurred by the Company, the Combined Group Excess Share Trustee or the Charitable Beneficiary in respect of the transfer or holding of such shares.

Voting rights

(d)

Pending a transfer of the Combined Group Excess Shares by an Acquiring Person, it shall have no rights whatsoever to vote on those shares and those votes shall not be counted for any purpose pursuant to these Articles. The Combined Group Excess Share Trustee shall be entitled (but not required) to vote the Combined Group Excess Shares on behalf of the Charitable Beneficiary on any matter. The Charitable Beneficiary will be deemed to have given an irrevocable proxy to the Combined Group Excess Share Trustee to vote the Combined Group Excess Shares for its benefit.

Restrictions on transfer; Designation of Combined Group Excess Share Trust Beneficiary

(e)

At the direction of the Board, the Combined Group Excess Share Trustee shall transfer the Combined Group Excess Shares held in the Combined Group Excess Share Trust to a person or persons (including, without limitation, if permitted under Applicable Regulations, to the Company pursuant to Article 286 (f) below) whose ownership of such shares shall not cause a trigger of the Combined Group City Code Limit within 180 days after the later of (i) the date of triggering of the Combined Group City Code Limit, and (ii) the date the Board determines or is notified that a trigger of the Combined Group City Code Limit has occurred. If such a transfer is made, the interest of the Charitable Beneficiary shall terminate, the designation of such Ordinary Shares as Combined Group Excess Shares shall thereupon cease and the proceeds of such transfer shall be paid to the Acquiring Person net of any costs incurred by the Company, the Combined Group Excess Share Trustee and/or the Charitable Beneficiary in connection with the transfer of the Combined Group Excess Shares to the Combined Group Excess Share Trustee, the holding by the Combined Group Excess Share Trustee of the Combined Group Excess Shares and the transfer of the Combined Group Excess Shares by the Combined Group Excess Share Trustee to such person(s) in accordance with this Article 286(e).

Purchase rights in relation to Combined Group Excess Shares

(f)

Combined Group Excess Shares held by the Combined Group Excess Share Trustee shall be deemed to have been offered for sale by the Combined Group Excess Share Trustee to the Company, or its designee, at a price per Combined Group Excess Share equal to the Market Price less any costs and expenses incurred by the Company, the Combined Group Excess Share Trustee and/or the Charitable Beneficiary relating to the transfer or holding of the Combined Group Excess Shares and their subsequent purchase by the Company, whereby the “relevant date” for determining the Market Price shall be the date of acquisition of the Combined Group Excess Shares by the Company. The Company shall, to the extent permitted under Applicable Regulations, have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of any breach of Article 277 and (ii) the date the Board determines there has been a breach of Article 277 if the Company does not receive a notice of transfer or other event pursuant to Article 286(e).

Underwritten offerings

(g)

Ordinary Shares or rights, options or warrants for, or securities convertible into, Ordinary Shares acquired by an underwriter in a public offering or placement agent in a private offering shall not be treated as Combined Group Excess Shares, provided that the underwriter makes a timely distribution of such Ordinary Shares or rights, options or warrants for, or securities convertible into, Ordinary Shares such that, after the distribution, such underwriter or placement agent does not hold or exercise voting control over Ordinary Shares equal to or in excess of the Combined Group City Code Limit.

VOTING CONTROL

287.

In Articles 277 to 286: (i) references to holding or acquiring shares will also be deemed to include holding or acquiring voting control over shares; (ii) a person will be deemed to have voting control over shares if such person has the power to direct the voting of such shares; (iii) a person will be deemed to acquire shares upon the occurrence of any event which results in such person Acting in Concert with another person with respect to such other person’s shares; and (iv) for the avoidance of doubt, for purposes of calculating the voting power held by a person, any voting power represented by the P&O Princess Special Voting Share or the Carnival Special Voting Share shall be ignored.

INDEMNITY AND INSURANCE

Indemnity ~~to directors~~ and ~~officers~~Insurance

288.

Subject to ~~the provisions of the Companies Acts but without prejudice to any indemnity to which a director may otherwise be entitled, every director or other officer of the Company or of Carnival shall be indemnified out of the assets of the Company against any liability incurred by him to the fullest extent permitted under law.~~and in so far as permitted by the Companies Acts, the Company may:

(a)

indemnify any director, officer or employee of the Company or of any associated company against any liability pursuant to any qualifying third party indemnity provision or any qualifying pension scheme indemnity provision, or on any other basis as is then lawful, in each case on such terms as the board may decide; and

(b)	purchase and maintain for any director, officer or employee of the Company or of any associated company insurance against any liability.

In this article “qualifying third party indemnity provision”, “qualifying pension scheme provision” and “associated company” have meanings that they have in Part 10 of the 2006 Act.

MANDATORY EXCHANGE

289.

Following the occurrence of an Exchange Event described in clause (a) of the definition thereof, the Board may call a general meeting (which may be an annual general meeting or an extraordinary general meeting) of the members of the Company to consider whether to effect the Mandatory Exchange. Such action by the members of the Company shall be by Supermajority Resolution approved by 66?% of those voting and shall be a Joint Electorate Action. If the requisite approval is obtained for an Exchange Event described in clause (a) of the definition thereof the Board shall, or following the occurrence of an Exchange Event described in clause (a) of the definition thereof (which, for the avoidance of doubt shall not require the calling of a general meeting or a Supermajority Resolution), the Board may, send an Exchange Notice to each holder of P&O Princess Ordinary Shares (other than non-voting Ordinary Shares held by Carnival or a wholly-owned Subsidiary of Carnival) notifying such holder of the Mandatory Exchange (as defined below). On the date specified in the Exchange Notice, which date shall be not less than fourteen days and no more than thirty days after the date of the Exchange Notice, the P&O Princess Ordinary Shares held by each member of the Company (other than the Non-Voting Ordinary Shares held by Carnival or a wholly-owned subsidiary of Carnival) shall, subject to the terms and conditions set forth in this Article, be automatically exchanged for such number of validly issued, fully paid and non-assessable shares of Carnival Common Stock as are equal to the number of such P&O Princess Ordinary Shares held by such member at such time multiplied by the Equalisation Fraction in effect at such time (“Mandatory Exchange”). Notwithstanding the foregoing, there shall be no entitlement to receive fractional interest in shares and in lieu of such fractional interest the member shall receive from Carnival an amount in cash in U.S. dollars at the Applicable Exchange Rate equal to either:

(a)

the product of multiplying the fractional interest by the closing price of the Carnival Common Stock on the NYSE (as reported in The Wall Street Journal or, if not reported therein, such other authoritative source as the Board may determine) on the date that the Mandatory Exchange is implemented; or

(b)

the pro rata entitlement of such member to the net proceeds of the sale of the aggregate fractional entitlements to Carnival Common Stock which shall be sold in the market at the best price reasonably obtainable by Carnival, provided always that Carnival shall be able to choose whether to apply the procedure referred to in (a) or (b) above, shall not be obliged to give any reasons for such choice and such choice shall be conclusive and binding on all persons concerned and shall not be open to challenge on any grounds whatsoever.

290.	On the day on which Exchange Notices are served pursuant to Article 289 each member shall:

(a)

be deemed to irrevocably appoint the Company as his agent to effect the Mandatory Exchange, including, but not limited to, the right to do all acts and things, receive (on behalf of the relevant member) sign, execute and deliver all documents on behalf of the relevant member which it considers necessary and advisable in connection with the Mandatory Exchange and such appointment shall endure until the Mandatory Exchange is completed; and

(b)

authorise any director to execute an instrument of transfer in respect of the P&O Princess Ordinary Shares which are the subject of the Mandatory Exchange conditional on the issuance of Carnival Common Stock to the relevant member in accordance with Articles 289 to 292; and

(c)

assist the Company in any and all matters or things relating to the Mandatory Exchange of the P&O Princess Shares held by such member, including, but not limited to, procuring the appointment of the Company as their agent for the exchange together with the rights, permissions and authorisations granted in (a) and (b) above.

291.

To the extent that any of the procedures relating to the implementation of the Mandatory Exchange are inconsistent with any Applicable Regulations governing such Mandatory Exchange, such Applicable Regulations shall apply to the implementation of the Mandatory Exchange, and not such procedures or the provisions of this Articles 289 to 292.

292.

Any resolution or determination of, or any decision or the exercise of any discretion or power by, the Board under and in accordance with Articles 289 to 292 shall be final and conclusive and they shall not be obliged to give any reasons therefor. Any disposal, transfer, exchange, or other thing done, by or on behalf, or on the authority of the Board pursuant to this Article shall be conclusive and binding on all persons concerned and shall not be open to challenge on any grounds whatsoever.

CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2009

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 15, 2009 or any postponement or adjournment of the annual meeting.

Please mark your vote as indicated in this example:    ☒

A vote “FOR” Proposals 1 through 11 is recommended by the Board of Directors.

1.	To vote for the election of the following nominees:

Micky Arison, Ambassador Richard G. Capen, Jr., Robert H. Dickinson, Arnold W. Donald, Pier Luigi Foschi, Howard S. Frank, Richard J. Glasier, Modesto A. Maidique, Sir John Parker, Peter G. Ratcliffe, Stuart Subotnick, Laura Weil, Randall J. Weisenburger and Uzi Zucker.

FOR all nominees	☐

WITHHOLD all nominees	☐

WITHHOLD authority to vote for any individual nominees	☐

(INSTRUCTION: To WITHHOLD authority to vote any individual nominees, write that nominee’s name on the line below.)

2.

To re-appoint PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the financial year ended November 30, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	To approve the directors’ remuneration report of Carnival plc for the financial year ended November 30, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6.	To increase the amount of the authorized but unissued share capital of Carnival plc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

7.	To adopt Amended and Restated Articles of Association of Carnival plc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

8.	To approve certain amendments to the Articles of Association of Carnival plc, to take effect from October 1, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

9.	To approve the giving of authority for the allotment of new shares by Carnival plc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

10.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

11.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market.

FOR	AGAINST	ABSTAIN
☐	☐	☐

12.	In their discretion, the proxies are authorized to vote upon such other business as may come before the annual meeting, or any adjournment(s) thereof.

	Yes	No
Please indicate if you plan to attend the annual meeting.	☐	☐

PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1 through 11.

Signature	Signature

(Please sign exactly as name appears above.)

Dated:	, 2009

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Admission Card Annual General Meeting – Wednesday, 15 April 2009 at 3:00 p.m. (BST) Venue: The Turner Simms Concert Hall University of Southampton Southampton SO17 1BJ United Kingdom	Notes:
	1.

A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.

	2.

A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, (an) additional proxy form(s) may be obtained by contacting the registrars on 0871 3842665* from within the United Kingdom (or +44 (0)121 4157107 from elsewhere) or you may photocopy this form. Please indicate in the box next to the proxy holder’s name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.

	3.

To be valid, your signed and dated proxy form must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6BE as soon as possible and no later than 3:00 p.m. (BST) on 13 April 2009. In the case of a corporation, the proxy form should be executed under its common seal and/or the hand of a duly authorised officer or person.

	4.

The “Vote Withheld” box is provided to enable you to abstain on any particular resolution. However, it should be noted that a “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of votes “for” and “against” a resolution but will be counted to establish if a quorum is present.

	5.

If you would like to submit your proxy vote via the Internet, you can do so by accessing the www.sharevote.co.uk website. To do this you will need to use the Voting I.D., Task I.D. and Shareholder Reference Number which are given opposite. Alternatively CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19).

	6.

Only those shareholders registered on the register of members of the Company at 11:00 p.m. (BST) on 13 April 2009 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11.00 p.m. (BST) on 13 April 2009 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

	7.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.

	8.

To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID RA19) by 3:00 p.m. (BST) on 13 April 2009. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST System) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

	9.	Return of this form of proxy will not prevent a registered shareholder from attending the meeting and voting in person.
If you come to the meeting please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.	10.

In respect of any resolution for which you have not given specific instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting.

		*Calls to this number are charged at 8p per minute from a BT landline. Other telephone providers’ costs may vary.

Annual General Meeting

VOTING I.D.	TASK I.D.	SHAREHOLDER REFERENCE NUMBER

I/We, hereby appoint The Chairman of the meeting, or	*

As my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Wednesday, 15 April 2009 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this form.

Please indicate your vote by marking the appropriate boxes in black ink like this:

	Resolution	For	Against	Withheld		Resolution	For	Against	Withheld
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	☐	☐	☐	14.	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc	☐	☐	☐
2.	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and Carnival plc	☐	☐	☐	15.	To re-appoint Carnival plc’s independent auditors and to ratify Carnival Corporation’s independent registered certified public accounting firm	☐	☐	☐
3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc	☐	☐	☐	16.	To authorise Carnival plc’s audit committee to agree the remuneration of the independent auditors	☐	☐	☐
4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	☐	☐	☐	17.	To receive the annual accounts and reports of Carnival plc	☐	☐	☐
5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc	☐	☐	☐	18.	To approve the Carnival plc directors’ remuneration report	☐	☐	☐
6.	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc	☐	☐	☐	19.	To increase the authorised share capital of Carnival plc	☐	☐	☐
7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	☐	☐	☐	20.	Special resolution to adopt Amended and Restated Articles of Association of Carnival plc	☐	☐	☐
8.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc	☐	☐	☐	21.	Special Resolution to amend the Articles of Association of Carnival plc with effect from October 1, 2009	☐	☐	☐
9.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	☐	☐	☐	22.	To renew Carnival plc Section 80 authority	☐	☐	☐
10.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc	☐	☐	☐	23.	Special resolution to renew Carnival plc Section 89 authority	☐	☐	☐
11.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	☐	☐	☐	24.	Special resolution to authorise Carnival plc to make market purchases of ordinary shares of US$1.66 each in the capital of Carnival plc	☐	☐	☐
12.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	☐	☐	☐
13.	To elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	☐	☐	☐
		Date
							Signature

☐	Please tick here if this proxy appointment is one of multiple appointments* ☐
*For the appointment of more than one proxy, please refer to Note 2.

This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.

Poll Card

Please bring this card with you to the meeting. Do NOT post this card to the Registrar.

	RESOLUTIONS	For	Against	Withheld
1	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc
2	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and Carnival plc
3	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc
4	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc
5	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc
6	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc
7	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc
8	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc
9	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc
10	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc
11	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc
12	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc
13	To elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc
14	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc
15	To re-appoint Carnival plc’s independent auditors and ratification of Carnival Corporation’s independent registered certified public accounting firm
16	To authorise Carnival plc’s audit committee to agree the remuneration of the independent auditors
17	To receive the annual accounts and reports of Carnival plc
18	To approve the Carnival plc directors’ remuneration report
19	To increase the authorised share capital of Carnival plc
20	Special resolution to adopt Amended and Restated Articles of Association of Carnival plc
21	Special Resolution to amend the Articles of Association of Carnival plc with effect from October 1, 2009
22	To renew Carnival plc Section 80 authority
23	Special resolution to renew Carnival plc Section 89 authority
24	Special resolution to aurhorise Carnival plc to make market purchases of ordinary shares of US$1.66 each in the capital of Carnival plc

Name:

Signature:

RESPONSE LICENCE No.

BARCODE

Equiniti Aspect House Spencer Road Lancing West Sussex BN99 6BE